UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09036

UBS RELATIONSHIP FUNDS

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York	10019-6114
(Address of principal executive offices)	(Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1.	Reports to Stockholders.

UBS Relationship Funds

Annual Report

December 31, 2007

President’s letter

February 15, 2008

Dear Shareholder:

Over UBS Global Asset Management’s 26-year investing history, we have held securely to the view that only through the disciplined application of our time-tested investment process can we seek to deliver solid, risk-adjusted results for our clients over time.

Perhaps at no point in our recent history has this fundamental tenet resonated so loudly, following a period in which the markets were roiled by events both unanticipated and unprecedented.

Against this backdrop, performance across a broad array of our Funds was challenged. In some cases, our investment themes ran counter to those favored by risk-seeking investors, or we entered into a position too early to fully capitalize on a realized outcome. We continue to believe that our Funds will benefit from these positions as our investment themes are recognized by the market. In other cases, we were just wrong, taking an exposure based on a view that was not ultimately borne out by the market.

Our 26 years of investing experience has shown us that through bull and bear markets, patience, skill and an eye on the long-term are required as we strive to achieve investment results that will best serve our clients. Short-term, this approach has produced mixed results, as some of our positions have been out-of-favor with the rest of the market; longer-term, we believe it has provided us with what we view to be some of our best opportunities to add value in our clients’ portfolios.

Over the past year or two, we have taken steps to further augment our broad spectrum of capabilities, with the goal of better positioning us to face the current unique challenges in the investing landscape, and to more easily adapt to those that may present themselves in the future. To that end, we have taken steps to enhance our equities and fixed income organizational structures, bringing in investment professionals that we believe have high-caliber expertise and track records of success in addressing some of the issues existing in today’s marketplace.

In 2008, we will stay the course—remaining confident in the consistency of our disciplined approach, and in what we view to be the fundamental value of our rigorous research and risk management processes. By doing so, we firmly believe that we will be better able to deliver, over time, the type of consistent results that will best position our clients to achieve their long-term investment goals.

Thank you for your continued support.

Kai R. Sotorp

President

UBS Relationship Funds

Head of the Americas

UBS Global Asset Management (Americas) Inc.

1

The markets in review

The following is an overview of the general economic and market environment during the 12 months ended December 31, 2007.

Global economic growth weakens

While it was fairly resilient during much of the reporting period, the US economy weakened toward the end of 2007. US gross domestic product (“GDP”) expanded only 0.6% during the first quarter of 2007. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market. The economy then picked up steam in the second quarter, with GDP growth of 3.8%, followed by 4.9% in the third quarter. This was due, in part, to strong consumer spending and increased exports. However, the advance estimate for GDP growth in the fourth quarter was a tepid 0.6%, owing to the combined effects of a weak housing market, issues related to subprime mortgages and tighter credit conditions. Economic growth overseas also moderated as the year progressed, triggered by the fallout from the weakening US economy, as well as high energy and food prices. According to the International Monetary Fund, global economic growth is expected to be 4.1% in 2008, versus an estimated 4.9% advance in 2007.

World stock markets generated mixed results

The US stock market was extremely volatile during the fiscal year. After generally posting positive returns early in the year, US equity prices fell sharply in June and July 2007. This was largely due to troubles in the housing market. Stock prices then began to rise in late August 2007, and continued to do so through October. This rebound was triggered by the Federal Reserve’s move to lower interest rates in an attempt to alleviate the credit crunch and avert a recession. Hopes for a continuation of the stock market’s rally then suddenly ended in November. Lackluster third quarter corporate profits, surging oil prices and continued fallout from the subprime mortgage market caused the S&P 500 Index (the “Index”), which is a bellwether for stock market performance, to fall 10% from its peak in October. All told, the Index returned 5.49% over the 12-month reporting period. The international equity markets outperformed their US counterparts during the 12 month period, as the MSCI EAFE Index gained 11.63%; emerging markets equities performed even better, with the MSCI EM Index rising 39.18%.1 International equity returns were supported by generally strong corporate profits and a weakening US dollar.

Bonds benefited from several “flights to quality”

As was the case with the stock market, bond prices were volatile during the fiscal year. Prices gyrated early in the reporting period, given changing expectations regarding economic growth, inflation and future Fed monetary policies. The escalating issues related to the bursting of the housing bubble and subprime mortgage meltdown triggered several “flights to quality,” during which investors flocked to the relative safety of high-quality government bonds. Looking at the 12-month period ended December 31, 2007, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 6.97%.2

Given overall positive solid economic growth and monetary tightening by many central banks, the international bond markets lagged their US counterparts. During the fiscal year, the JP Morgan Global Government Bond Index returned 5.99%.3 Bond investors who assumed greater risks generated slightly better results, as the JP Morgan Emerging Markets Bond Index—Global Diversified returned 6.16%.4

[1]

The MSCI EAFE Index represents the developed markets outside of North America: Europe, Australasia and the Far East. The MSCI EM Index is a free float-adjusted market capitalization index consisting of 26 emerging markets country indices.

[2]

The Lehman Brothers U.S. Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007.

[3]	The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is rebalanced monthly. It consists of 13 countries.

[4]	The JP Morgan EMBI Global Diversified Index includes US dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

2

UBS Global Securities Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS Global Securities Relationship Fund (the “Fund”) returned 5.67%, while the Fund’s benchmark, the Global Securities Relationship Fund Index (the “Index”), returned 8.78%. For comparison purposes, the MSCI World Free Index (net US) and the Citigroup World Government Bond Index (WGBI) returned 9.35% and 10.95%, respectively. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s underperformance was primarily due to security selection, with currency positioning holding the Fund back slightly, as well.

Portfolio performance summary

What worked

•	Asset allocation decisions in emerging markets equities and our tactical high yield bond positioning contributed positively to returns during the period.

•

An overweight in the first half of the period to emerging markets equities helped performance as the asset class performed strongly during the period. In general, our analysis was showing that valuations in the asset class had become overly stretched. However, we recognized that there were market behavior supports for EME, which led us to gradually reduce our exposure more slowly than valuation alone would suggest. We ultimately moved to a neutral position in July and underweight in October.

•

After the high yield market sold off sharply in July, we increased our position in high yield to a neutral weight at the beginning of August. This position grew in value as the high yield market rebounded during August and September.

•	Stock selection in large cap growth equities added to returns.

•

Several currency positions produced strong results in the second half of the year. In the first half of the period, overweights to the Japanese yen and the Swiss franc were proving detrimental to Fund performance. For most of 2007, investors were rewarded for participating in the “carry trade”–a currency strategy that looks to profit by selling low-yielding currencies, and buying high yielding ones. However, our research indicated investors’ yield-seeking behavior was causing a significant valuation distortion in favor of high-yielding currencies, and against low-yielding currencies. We held firm, with the expectation that the carry trade would unwind at some point.

In fact, the carry trade reversed in the second half of the review period, as investors’ appetite for risk waned. Thus, our overweights to the Japanese yen and Swiss franc produced some of the largest contributions to Fund performance over the period. And, while the accomodative monetary policy instituted by many of the central banks later in the period helped to re-establish the carry-trade in December, we expect risk-seeking behavior will mediate over time, and continue to position the Fund to benefit from a further unwinding of the carry trade.

What didn’t work

•	Overall, security selection was the largest negative contributor to Fund returns during the period, particularly in the US bond, US equity and international equity components.

•	The performance of the US bond allocation was hurt by positions in asset-backed securities and commercial mortgage-backed securities amid turmoil in the subprime market.

3

UBS Global Securities Relationship Fund

•

The US equity component underperformed its benchmark, primarily due to stock selection in financials and an underweight to energy. We continue to believe companies with a global scope are well-positioned to do well in a less liquid market environment, and therefore maintain an overweight in diversified financial companies. Within energy, we believe oil prices are significantly above our normal assumptions, and believe that they will return to more normal levels over time. However, this has led to increased spending by integrated oils, independent exploration and production companies and national oil companies. Therefore, while we continue to underweight the energy sector as a whole, we maintain an overweight to oil services companies.

•	The international equity component lagged the benchmark primarily due to weak stock selection in technology and materials.

•	A few asset allocation decisions detracted or were benign to the Fund’s performance.

•

We were underweight emerging markets debt, which hurt performance when this area of the market performed well over the period. Emerging markets debt was relatively unscathed by the turmoil in the credit markets.

•	Our overweight to US equities and underweight to non-US equities neither materially helped nor hurt the portfolio. This relative positioning was flat for the period.

•	In currency positioning, underweights to the euro and the Canadian dollar hindered returns.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

4

UBS Global Securities Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07
UBS Global Securities Relationship Fund	5.67%	14.35%	9.01%
MSCI World Free Index (net US)(1)	9.35	17.31	7.27
Citigroup World Government Bond Index (WGBI)(2)	10.95	6.81	6.31
Global Securities Relationship Fund Index(3)	8.78	13.69	7.49

(1)

The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

(2)

The Citigroup World Government Bond Index (WGBI) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(3)

An unmanaged index compiled by the Advisor, constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-US World Government Bond Index (Unhedged); 2% JP Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index.

Comparison of change in value of a $15,000,000 investment in the UBS Global Securities Relationship Fund and the MSCI World Free Index (net US), the Citigroup World Government Bond Index (WGBI) and the Global Securities Relationship Fund Index over the 10 years ended December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

5

UBS Global Securities Relationship Fund December 31, 2007

Top ten equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Exelon Corp.	1.4%
General Electric Co.	1.3
Intel Corp.	1.2
Microsoft Corp.	1.2
Morgan Stanley	1.1
Allergan, Inc.	1.1
Wells Fargo & Co.	1.1
Citigroup, Inc.	1.0
Burlington Northern Santa Fe Corp.	0.9
Wyeth	0.9
Total	11.2%

Country exposure, top five (unaudited)(1)

As of December 31, 2007

Percentage of net assets
United States	54.9%
Germany	4.6
United Kingdom	4.2
Japan	3.9
France	2.6
Total	70.2%

(1)	Figures represent the direct investments of the UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment companies was included.

Top ten long-term fixed income holdings

(unaudited)(1)

As of December 31, 2007

Percentage of net assets
US Treasury Notes, 4.875%, due 06/30/12	1.4%
US Treasury Bonds, 6.250%, due 08/15/23	0.7
US Treasury Notes, 4.875%, due 06/30/09	0.6
US Treasury Bonds, 8.125%, due 08/15/19	0.6
US Treasury Bonds, 4.750%, due 02/15/37	0.6
Deutsche Bundesrepublik, 4.500%, due 07/04/09	0.6
Government of France, 5.500%, due 04/25/29	0.4
Bundesobligation, 3.500%, due 10/10/08	0.4
Republic of Italy, 6.500%, due 11/01/27	0.4
US Treasury Notes, 4.625%, due 11/15/16	0.4
Total	6.1%

6

UBS Global Securities Relationship Fund

Industry diversification (unaudited)(1)

As a percentage of net assets

As of December 31, 2007

Equities
US equities
Aerospace & defense	0.31%
Air freight & logistics	0.58
Auto components	1.18
Automobiles	0.18
Beverages	0.65
Biotechnology	1.14
Building products	0.60
Capital markets	2.08
Chemicals	0.22
Commercial banks	1.98
Communications equipment	0.35
Computers & peripherals	1.09
Consumer finance	0.23
Diversified consumer services	0.12
Diversified financial services	1.43
Diversified telecommunication services	0.58
Electric utilities	1.94
Electrical equipment	0.10
Energy equipment & services	1.41
Food & staples retailing	0.82
Food products	0.04
Health care equipment & supplies	0.82
Health care providers & services	1.39
Hotels, restaurants & leisure	1.26
Household durables	0.32
Household products	0.07
Industrial conglomerates	1.27
Insurance	1.03
Internet software & services	0.49
IT services	0.34
Life sciences tools & services	0.26
Machinery	1.28
Media	2.20
Metals & mining	0.06
Multiline retail	0.31
Multi-utilities	0.63
Oil, gas & consumable fuels	2.38
Pharmaceuticals	4.04
Real estate management & development	0.01
Road & rail	1.10
Semiconductors & semiconductor equipment	2.60
Software	2.20
Specialty retail	0.33
Textiles, apparel & luxury goods	0.19
Thrifts & mortgage finance	0.46
Wireless telecommunication services	0.66

Total US equities	42.73

International equities
Aerospace & defense	0.05
Air freight & logistics	0.11
Airlines	0.19
Auto components	0.25
Automobiles	0.55
Beverages	0.28
Capital markets	0.35
Chemicals	0.24

Commercial banks	2.53%
Commercial services & supplies	0.06
Communications equipment	0.39
Construction & engineering	0.05
Construction materials	0.19
Containers & packaging	0.02
Diversified financial services	0.09
Diversified telecommunication services	0.72
Electric utilities	0.29
Electronic equipment & instruments	0.12
Food & staples retailing	0.51
Food products	0.50
Gas utilities	0.06
Health care equipment & supplies	0.24
Hotels, restaurants & leisure	0.09
Household products	0.24
Industrial conglomerates	0.51
Insurance	1.10
Machinery	0.48
Marine	0.04
Media	0.34
Metals & mining	0.28
Multi-utilities	0.29
Office electronics	0.14
Oil, gas & consumable fuels	1.26
Paper & forest products	0.14
Pharmaceuticals	0.88
Real estate management & development	0.19
Road & rail	0.24
Semiconductors & semiconductor equipment	0.33
Software	0.17
Specialty retail	0.35
Tobacco	0.14
Trading companies & distributors	0.31
Wireless telecommunication services	0.85

Total international equities	16.16

Total equities	58.89

Bonds
US bonds
US corporate bonds
Capital markets	0.06
Chemicals	0.01
Commercial banks	0.06
Consumer finance	0.28
Diversified financial services	0.25
Diversified telecommunication services	0.02
Electric utilities	0.02
Food products	0.00	(2)
Insurance	0.01
IT services	0.01
Media	0.03
Multi-utilities	0.01
Personal products	0.00	(2)
Road & rail	0.03
Wireless telecommunication services	0.01

Total US corporate bonds	0.80
Asset-backed securities	0.63

7

UBS Global Securities Relationship Fund

Industry diversification (unaudited)(1) — (concluded)

As a percentage of net assets

As of December 31, 2007

Collateralized debt obligations	0.17%
Commercial mortgage-backed securities	1.66
Mortgage & agency debt securities	4.15
US government obligations	4.77

Total US bonds	12.18

International bonds
International corporate bonds
Commercial banks	1.05
Diversified telecommunication services	0.00 (2)
Thrifts & mortgage finance	0.01
Total international corporate bonds	1.06

Foreign government bonds	7.15
Sovereign/supranational bonds	0.44

Total international bonds	8.65

Total bonds	20.83

Investment companies
iShares Russell 2000 Value Index Fund	0.33
UBS Corporate Bond Relationship Fund	3.00
UBS Emerging Markets Equity Relationship Fund	1.10
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.14
UBS High Yield Relationship Fund	2.85
UBS Small-Cap Equity Relationship Fund	2.69
UBS U.S. Securitized Mortgage Relationship Fund	7.93

Total investment companies	18.04
Short-term investments	1.37
Investment of cash collateral from securities loaned	3.25

Total investments	102.38
Liabilities, in excess of cash and other assets	(2.38)

Net assets	100.00%

(1)

Figures represent the industry breakdown of direct investments of the UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

(2)	Amount represents less than 0.005%.

8

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — 58.89%
US equities — 42.73%
Abbott Laboratories	22,200	$1,246,530
Abercrombie & Fitch Co.	21,100	1,687,367
Adobe Systems, Inc.*	30,600	1,307,538
Aflac, Inc.	284,300	17,805,709
Allergan, Inc.	518,300	33,295,592
American Eagle Outfitters, Inc.	91,600	1,902,532
American Electric Power Co., Inc.	241,450	11,241,912
American Tower Corp., Class A*	34,000	1,448,400
Amgen, Inc.*	75,800	3,520,152
Analog Devices, Inc.	583,700	18,503,290
Anheuser-Busch Cos., Inc.	169,300	8,861,162
Apache Corp.	16,500	1,774,410
Apple, Inc.*	51,600	10,220,928
AT&T, Inc.	435,500	18,099,380
Automatic Data Processing, Inc.	47,300	2,106,269
Bank of New York Mellon Corp.	505,200	24,633,552
Baxter International, Inc.	68,900	3,999,645
Becton, Dickinson & Co.	44,100	3,685,878
BlackRock, Inc.(1)	4,300	932,240
Blackstone Group LP	122,149	2,703,157
Boeing Co.	18,200	1,591,772
BorgWarner, Inc.	357,500	17,306,575
Bristol-Myers Squibb Co.	282,500	7,491,900
Broadcom Corp., Class A*	105,900	2,768,226
Burlington Northern Santa Fe Corp.	324,200	26,983,166
Campbell Soup Co.	37,600	1,343,448
Carnival Corp.	395,000	17,573,550
CB Richard Ellis Group, Inc., Class A*(1)	16,500	355,575
Cephalon, Inc.*	67,700	4,858,152
Chevron Corp.	97,800	9,127,674
Chico’s FAS, Inc.*(1)	346,300	3,127,089
Cisco Systems, Inc.*	216,000	5,847,120
Citigroup, Inc.	1,054,575	31,046,688
City National Corp.	76,500	4,555,575
Coach, Inc.*	195,900	5,990,622
Comcast Corp., Class A*	535,300	9,774,578
ConocoPhillips	31,300	2,763,790
Consol Energy, Inc.	25,100	1,795,152
Constellation Brands, Inc., Class A*	410,100	9,694,764
Costco Wholesale Corp.	163,500	11,405,760
DaVita, Inc.*	63,800	3,595,130
Dell, Inc.*	444,500	10,894,695
Discover Financial Services	472,975	7,132,463
eBay, Inc.*	147,800	4,905,482
EMC Corp.*	134,900	2,499,697
ENSCO International, Inc.	158,600	9,455,732
EOG Resources, Inc.	200,700	17,912,475
Exelon Corp.	524,800	42,844,672
Express Scripts, Inc.*	43,800	3,197,400
Exxon Mobil Corp.	129,900	12,170,331
FedEx Corp.	203,900	18,181,763
Fifth Third Bancorp	602,400	15,138,312
Fortune Brands, Inc.	135,900	9,833,724
Freddie Mac	424,400	14,459,308
Freeport-McMoRan Copper & Gold, Inc.	19,400	1,987,336
Genentech, Inc.*	57,500	3,856,525
General Dynamics Corp.	20,700	1,842,093
General Electric Co.	1,068,700	39,616,709
Genzyme Corp.*	311,200	23,165,728

	Shares	Value
US equities — (continued)
Goldman Sachs Group, Inc.	14,800	$3,182,740
Google, Inc., Class A*	15,000	10,372,200
Halliburton Co.	635,800	24,103,178
Harley-Davidson, Inc.	117,900	5,507,109
Hartford Financial Services Group, Inc.	130,600	11,387,014
Illinois Tool Works, Inc.	452,300	24,216,142
Intel Corp.	1,442,500	38,457,050
International Game Technology(1)	136,600	6,000,838
Interpublic Group of Cos., Inc.*(1)	886,300	7,187,893
Intuit, Inc.*	284,000	8,977,240
ITT Educational Services, Inc.*	41,300	3,521,651
J. Crew Group, Inc.*(1)	71,000	3,422,910
Johnson & Johnson	381,624	25,454,321
Johnson Controls, Inc.	538,100	19,393,124
JPMorgan Chase & Co.	306,400	13,374,360
Laboratory Corp. of America Holdings*(1)	72,000	5,438,160
Las Vegas Sands Corp.*	15,100	1,556,055
Lexmark International, Inc., Class A*	114,500	3,991,470
Linear Technology Corp.(1)	266,000	8,466,780
Manitowoc Co., Inc.(1)	37,100	1,811,593
Masco Corp.	858,600	18,554,346
MasterCard, Inc., Class A(1)	40,000	8,608,000
McGraw-Hill Cos., Inc.	154,900	6,786,169
Medco Health Solutions, Inc.*	167,500	16,984,500
Medtronic, Inc.	331,900	16,684,613
Merck & Co., Inc.	426,500	24,783,915
Microchip Technology, Inc.	83,500	2,623,570
Microsoft Corp.	1,033,300	36,785,480
Millennium Pharmaceuticals, Inc.*	1,900	28,462
Millipore Corp.*(1)	47,900	3,505,322
Morgan Stanley	630,650	33,493,822
Network Appliance, Inc.*	254,900	6,362,304
News Corp., Class A	625,600	12,818,544
NiSource, Inc.	288,100	5,442,209
Northeast Utilities	29,000	907,990
Omnicom Group, Inc.	273,100	12,980,443
PACCAR, Inc.	253,400	13,805,232
Patriot Coal Corp.*	16,630	694,136
Peabody Energy Corp.	367,100	22,628,044
Pepco Holdings, Inc.	188,800	5,537,504
PepsiCo, Inc.	22,200	1,684,980
Pharmaceutical Product Development, Inc.	116,900	4,719,253
PNC Financial Services Group, Inc.	133,800	8,783,970
Praxair, Inc.	78,500	6,963,735
Precision Castparts Corp.	5,800	804,460
Principal Financial Group, Inc.	38,600	2,657,224
Procter & Gamble Co.	31,900	2,342,098
QUALCOMM, Inc.	132,300	5,206,005
Quest Diagnostics, Inc.(1)	62,800	3,322,120
R.H. Donnelley Corp.*(1)	219,427	8,004,697
Range Resources Corp.	29,200	1,499,712
Red Hat, Inc.*(1)	172,800	3,601,152
Rockwell Automation, Inc.	44,400	3,061,824
Royal Caribbean Cruises Ltd.(1)	147,200	6,247,168
Ryder System, Inc.	155,300	7,300,653
Schering-Plough Corp.	239,100	6,369,624
Schlumberger Ltd.	59,000	5,803,830
Sempra Energy	229,100	14,176,708
Southwestern Energy Co.*	24,500	1,365,140
Sprint Nextel Corp.	1,458,226	19,146,507

9

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — (continued)
US equities — (concluded)
Starbucks Corp.*	122,000	$2,497,340
Symantec Corp.*	1,115,576	18,005,397
SYSCO Corp.	449,100	14,016,411
Target Corp.	194,100	9,705,000
United Technologies Corp.	72,400	5,541,496
UnitedHealth Group, Inc.	183,300	10,668,060
Viacom, Inc., Class B*	251,000	11,023,920
Weatherford International Ltd.*	66,100	4,534,460
Wells Fargo & Co.	1,097,000	33,118,430
Wyeth	606,000	26,779,140
Wynn Resorts Ltd.	48,600	5,449,518
Xilinx, Inc.	464,100	10,149,867
XTO Energy, Inc.	48,875	2,510,220
Zimmer Holdings, Inc.*	16,000	1,058,400

Total US equities (cost $1,288,027,148)		1,331,021,346

International equities — 16.16%
Australia — 0.53%
National Australia Bank Ltd.	129,258	4,264,185
Qantas Airways Ltd.	1,234,051	5,870,915
QBE Insurance Group Ltd.	216,901	6,320,291

		16,455,391

Austria — 0.09%
Telekom Austria AG	103,252	2,861,391

Canada — 0.69%
Canadian National Railway Co.(1)	68,200	3,223,598
Canadian Pacific Railway Ltd.	34,400	2,238,379
Cott Corp.*(1)	62,800	416,779
Manulife Financial Corp.(1)	73,700	3,029,544
Research In Motion Ltd.*	29,800	3,379,320
Toronto-Dominion Bank(1)	97,200	6,844,724
TransCanada Corp.(1)	58,500	2,402,948

		21,535,292

Finland — 0.31%
Nokia Oyj	136,690	5,263,172
Stora Enso Oyj, Class R	287,803	4,271,191

		9,534,363

France — 1.61%
AXA SA	137,883	5,489,995
Compagnie Generale des Etablissements Michelin, Class B	34,446	3,949,027
France Telecom SA	328,875	11,802,290
Renault SA	17,147	2,405,952
Suez SA(1)	131,633	8,922,763
Total SA	213,151	17,689,314

		50,259,341

Germany — 1.80%
Allianz SE	34,007	7,273,779
Daimler AG	43,274	4,191,620
Deutsche Postbank AG	29,051	2,568,394
E.ON AG	25,496	5,413,458
Henkel KGaA, Preference shares	132,946	7,452,324
MAN AG	23,573	3,878,896

	Shares	Value
Germany — (concluded)
Metro AG	77,990	$6,509,214
SAP AG	102,790	5,310,825
Siemens AG	85,643	13,445,032

		56,043,542

Greece — 0.22%
Alpha Bank AE	118,050	4,310,070
National Bank of Greece SA	35,545	2,448,595

		6,758,665

Hong Kong — 0.26%
Esprit Holdings Ltd.	264,200	3,882,923
Sun Hung Kai Properties Ltd.	194,000	4,081,253

		7,964,176

Ireland — 0.36%
Bank of Ireland	413,234	6,126,253
CRH PLC	77,357	2,685,885
Irish Life & Permanent PLC	94,271	1,622,260
Smurfit Kappa Group PLC*	43,616	710,193

		11,144,591

Italy — 0.41%
Intesa Sanpaolo SpA	1,086,866	8,524,269
UniCredito Italiano SpA	497,402	4,139,602

		12,663,871

Japan — 2.81%
Aeon Co., Ltd.	114,800	1,675,719
Asahi Breweries Ltd.	206,800	3,504,247
Bank of Yokohama Ltd.	335,000	2,368,888
Bridgestone Corp.	134,000	2,360,064
Canon, Inc.	97,500	4,454,806
East Japan Railway Co.	243	1,995,430
Fast Retailing Co., Ltd.(1)	18,900	1,344,637
Honda Motor Co., Ltd.	153,600	5,078,230
HOYA Corp.	118,400	3,778,750
Japan Tobacco, Inc.	716	4,245,458
JFE Holdings, Inc.	42,400	2,136,563
KDDI Corp.	680	5,049,183
Komatsu Ltd.	63,800	1,725,026
Kubota Corp.	275,000	1,882,471
Mitsubishi Corp.	199,100	5,423,301
Mitsui Fudosan Co., Ltd.	87,000	1,880,239
Mitsui OSK Lines Ltd.	109,000	1,384,618
Mitsui Sumitomo Insurance Co., Ltd.	315,000	3,074,537
Nitto Denko Corp.	74,300	3,922,831
NOK Corp.	74,300	1,566,170
Nomura Holdings, Inc.	122,400	2,046,115
NTN Corp.	201,000	1,742,645
NTT DoCoMo, Inc.	1,829	3,030,420
Shin-Etsu Chemical Co., Ltd.	57,100	3,570,043
SMC Corp.	14,200	1,690,050
Sumitomo Mitsui Financial Group, Inc.	614	4,568,849
Sumitomo Trust & Banking Co., Ltd.	320,000	2,130,579
Tokyo Gas Co., Ltd.	408,000	1,904,899
Toyota Motor Corp.	100,300	5,398,660
Yamada Denki Co., Ltd.	24,020	2,734,027

		87,667,455

10

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — (concluded)
Jersey (Channel Islands) — 0.06%
Experian Group Ltd.	216,733	$1,722,487

Luxembourg — 0.13%
ArcelorMittal	53,100	4,069,387

Netherlands — 0.88%
ASML Holding NV*	258,905	8,168,865
ING Groep NV CVA	69,756	2,722,755
Koninklijke Philips Electronics NV	55,785	2,417,601
Reed Elsevier NV(1)	187,472	3,719,122
Royal KPN NV	277,877	5,025,520
STMicroelectronics NV	149,999	2,135,358
TNT NV	78,807	3,279,361

		27,468,582

Norway — 0.16%
StatoilHydro ASA	72,000	2,226,182
Telenor ASA*	111,800	2,642,843

		4,869,025

Spain — 0.35%
Banco Santander SA	502,851	10,863,701

Sweden — 0.25%
Sandvik AB	246,300	4,186,375
Telefonaktiebolaget LM Ericsson, Class B	1,608,000	3,759,432

		7,945,807

Switzerland — 1.68%
Alcon, Inc.	27,700	3,962,208
Credit Suisse Group	146,835	8,828,807
Holcim Ltd.	31,463	3,343,071
Nestle SA	17,311	7,932,136
Novartis AG	209,734	11,425,938
Roche Holding AG	76,853	13,238,034
Straumann Holding AG	8,388	2,303,439
Synthes, Inc.	10,950	1,353,478

		52,387,111

United Kingdom — 3.56%
Associated British Foods PLC	303,067	5,395,939
AstraZeneca PLC	66,885	2,873,948
Balfour Beatty PLC	161,901	1,587,370
Barclays PLC	994,163	10,070,413
BP PLC	1,385,539	16,944,561
British Sky Broadcasting Group PLC	380,241	4,661,130
Cadbury Schweppes PLC	177,585	2,213,675
Carnival PLC	65,846	2,890,519
Cobham PLC	399,037	1,649,024
Diageo PLC	219,203	4,692,140
Kingfisher PLC	982,361	2,828,789
Prudential PLC	521,151	7,325,492
Rio Tinto PLC	23,247	2,435,533
Royal Bank of Scotland Group PLC	503,764	4,528,905
Scottish & Southern Energy PLC	110,276	3,582,063
Standard Chartered PLC	138,058	5,013,815
Tesco PLC	810,923	7,657,295
Vodafone Group PLC	4,899,702	18,261,248
Wolseley PLC	295,367	4,330,767

	Shares		Value
United Kingdom — (concluded)
WPP Group PLC		165,169	$2,114,610

			111,057,236

Total international equities (cost $443,321,046)			503,271,414

Total equities (cost $1,731,348,194)			1,834,292,760

	Face amount
Bonds — 20.83%
US bonds — 12.18%
US corporate bonds — 0.80%
Avon Products, Inc., 7.150%, due 11/15/09		$100,000	105,574
Bank of America Corp., 5.420%, due 03/15/17		1,500,000	1,449,450
BellSouth Corp., 6.550%, due 06/15/34		300,000	310,291
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29		490,000	530,965
Capital One Financial Corp., 5.500%, due 06/01/15		310,000	285,935
Citigroup, Inc., 5.500%, due 11/18/15	GBP	1,700,000	3,247,411
5.625%, due 08/27/12		$1,875,000	1,899,339
Comcast Cable Communications LLC, 6.750%, due 01/30/11		975,000	1,019,348
Computer Sciences Corp., 3.500%, due 04/15/08		350,000	347,894
ConAgra Foods, Inc., 6.750%, due 09/15/11		2,000	2,103
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35		325,000	303,729
Erac USA Finance Co., 8.000%, due 01/15/11(2)		425,000	454,735
Exelon Generation Co. LLC, 5.350%, due 01/15/14		495,000	481,732
First Union National Bank 7.800%, due 08/18/10		750,000	808,290
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		6,500,000	6,169,768
GMAC LLC, 6.875%, due 09/15/11		1,095,000	936,766
HSBC Bank USA N.A., 5.625%, due 08/15/35		695,000	614,155
HSBC Finance Corp., 6.750%, due 05/15/11		975,000	1,011,431
ICI Wilmington, Inc., 4.375%, due 12/01/08		260,000	259,642
JPMorgan Chase & Co., 6.750%, due 02/01/11		1,100,000	1,154,992
MBNA Corp., 7.500%, due 03/15/12		320,000	349,030
MetLife, Inc., 5.000%, due 11/24/13		270,000	269,808
Morgan Stanley, 6.750%, due 04/15/11		1,725,000	1,808,045

11

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
US corporate bonds — (concluded)
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	$210,000	$272,156
PPL Energy Supply LLC, Series A, 6.400%, due 11/01/11	235,000	240,567
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	200,000	219,569
Wells Fargo Bank N.A., 6.450%, due 02/01/11	325,000	343,834

Total US corporate bonds (cost $25,471,785)		24,896,559

Asset-backed securities — 0.63%
Countrywide Asset Backed Certificates, Series 04-SD1, Class A1, 5.205%, due 06/25/33(2),(3)	113,437	105,860
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.085%, due 01/25/37(2),(3)	1,544,755	1,004,091
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 4.995%, due 12/25/26(3)	1,622,429	814,180
Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, 5.178%, due 05/15/10(3)	1,900,000	1,898,701
Green Tree Financial Corp., Series 99-1, Class A5, 6.110%, due 09/01/23	416,031	420,612
GSAMP Trust, Series 06-S5, Class A2, 5.658%, due 09/25/36(4),(5)	2,000,000	300,000
Series 06-S3, Class A2, 5.769%, due 05/25/36(4),(5)	625,000	62,500
Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, 4.995%, due 06/25/36(3)	613,072	321,807
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 4.965%, due 03/25/37(3)	688,518	294,420
Series 06-5, Class A1, 5.500%, due 01/25/37(5)	1,306,593	846,408
Series 06-3, Class A1, 5.594%, due 09/25/36(3)	759,530	543,231
Series 06-4, Class A1, 5.671%, due 11/25/36(5)	593,648	406,907
Series 06-4, Class A2, 5.730%, due 11/25/36(5)	2,000,000	461,999
Hyundai Auto Receivables Trust, Series 05-A, Class B, 4.200%, due 02/15/12	1,682,517	1,672,467
Irwin Home Equity, Series 06-1, Class 2A3, 5.560%, due 09/25/35(2),(5)	3,000,000	2,698,490

	Face amount	Value
Asset-backed securities — (concluded)
Long Beach Mortgage Loan Trust, Series 06-A, Class A2, 5.548%, due 05/25/36(5)	$700,000	$176,454
Massachusetts RRB Special Purpose Trust, Series 99-1, Class A5, 7.030%, due 03/15/12	275,000	282,906
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 5.965%, due 10/25/27(3)	765,738	680,909
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 5.045%, due 09/25/36(3)	403,206	318,275
Morgan Stanley Mortgage Loan Trust, Series 06-14SL, Class A1, 5.025%, due 11/25/36(3)	1,182,278	634,388
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 5.035%, due 08/25/36(3)	1,161,635	755,063
SACO I Trust, Series 06-3, Class A1, 5.045%, due 04/25/36(3)	714,632	468,252
Series 06-5, Class 2A1, 5.015%, due 05/25/36(3)	1,585,042	722,151
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(2)	111,978	102,495
Series 05-S7, Class A2, 5.165%, due 12/25/35(2),(3)	900,000	870,115
Series 05-S7, Class M5, 5.515%, due 12/25/35(2),(3),(4)	2,500,000	535,811
WFS Financial Owner Trust, Series 05-2, Class D, 4.840%, due 11/19/12	2,250,000	2,231,045

Total asset-backed securities (cost $29,794,909)		19,629,537

Collateralized debt obligations — 0.17%
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46(2),(4)	5,000,000	4,468,750
Rutland Rated Investments, Series DRYD-1A, Class A6F, 6.957%, due 06/20/13(2)	1,070,000	888,100

Total collateralized debt obligations (cost $5,998,638)		5,356,850

Commercial mortgage-backed securities — 1.66%
Banc of America Commercial Mortgage, Inc., Series 06-5, Class C, 5.557%, due 09/10/47	925,000	837,721
Series 06-4, Class C, 5.754%, due 07/10/46(3)	1,200,000	1,122,552
Bear Stearns Commercial Mortgage Securities Trust, Series 07-PW17, Class C, 6.136%, due 06/11/50(3)	1,325,000	1,220,590
Series 06-PW14, Class B, 5.333%, due 12/11/38(2)	1,250,000	1,133,636

12

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Commercial mortgage-backed securities — (concluded)
Series 07-T28, Class A4, 5.742%, due 09/11/42(3)	$3,500,000	$3,585,416
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4, 5.889%, due 12/10/49(3)	4,775,000	4,910,054
Credit Suisse Mortgage Capital Certificates, Series 06-C2, Class A3, 5.847%, due 03/15/39(3)	3,125,000	3,210,153
Series 07-C4, Class C, 6.005%, due 09/15/39(2),(3)	950,000	870,538
Series 06-C3, Class B, 6.021%, due 06/15/38(3)	950,000	900,655
Series 07-C5, Class B, 6.325%, due 09/15/40(3)	3,300,000	3,101,835
Greenwich Capital Commercial Funding Corp., Series 06-RR1, Class A1, 5.962%, due 03/18/49(2),(3)	8,000,000	6,910,000
GS Mortgage Securities Corp., II, Series 06-RR2, Class A1, 5.820%, due 06/23/46(2),(3)	5,975,000	5,348,880
Series 07-GG10, Class C, 5.993%, due 08/10/45(3)	950,000	865,110
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(2)	101,136	103,243
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-LDP4, Class B, 5.129%, due 10/15/42(3)	1,080,000	1,016,480
Series 06-CDP8, Class B, 5.520%, due 05/15/45(3)	950,000	863,849
Series 07-CB19, Class D, 5.937%, due 02/12/49(3)	1,080,000	961,508
Series 07-CB20, Class C, 6.403%, due 02/12/51(2),(3)	1,025,000	984,646
JPMorgan Commercial Mortgage Finance Corp., Series 99-C8, Class A2, 7.400%, due 07/15/31(3)	1,016,779	1,039,013
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(3)	5,625,000	5,608,899
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 06-3, Class B, 5.525%, due 07/12/46(3)	950,000	859,565
Series 07-9, Class A4, 5.700%, due 09/12/49	3,775,000	3,775,442
Series 07-8, Class C, 6.156%, due 08/12/49(3)	1,100,000	985,918
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09(3)	1,329,602	1,382,748

Total commercial mortgage-backed securities (cost $53,594,094)		51,598,451

	Face amount	Value
Mortgage & agency debt securities — 4.15%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 5.055%, due 11/25/35(3)	$1,087,281	$804,194
Bear Stearns Alt-A Trust, Series 06-4, Class 3B2, 6.290%, due 07/25/36(3)	2,494,738	779,216
Citicorp Mortgage Securities, Inc., Series 94-3, Class A13, 6.500%, due 02/25/24	131,312	130,958
Countrywide Alternative Loan Trust, Series 04-J11, Class 3A1, 7.250%, due 08/25/32	661,978	672,025
Countrywide Home Loan Mortgage Pass-Through Trust, Series 06-HYB1, Class 1A1, 5.356%, due 03/20/36(3)	2,614,643	2,582,101
CS First Boston Mortgage Securities Corp., Series 05-9, Class 3A1, 6.000%, due 10/25/35	1,840,241	1,791,309
Series 05-10, Class 10A3, 6.000%, due 11/25/35	614,999	619,232
Series 03-8, Class 5A1, 6.500%, due 04/25/33	114,632	114,946
Series 05-11, Class 1A1, 6.500%, due 12/25/35	1,814,656	1,852,651
Series 05-12, Class 1A1, 6.500%, due 01/25/36	3,006,090	2,987,305
Series 02-10, Class 2A1, 7.500%, due 05/25/32	59,791	59,947
Federal Home Loan Bank, 4.625%, due 11/19/10	7,595,000	7,631,114
Federal Home Loan Mortgage Corp., 4.750%, due 03/05/12(1)	4,955,000	5,115,314
5.250%, due 10/10/12	1,440,000	1,454,246
5.300%, due 02/27/09	3,885,000	3,893,089
5.600%, due 10/17/13	1,935,000	1,952,690
5.750%, due 09/15/10	EUR3,170,000	4,768,753
5.750%, due 06/27/16	$1,525,000	1,646,735
Federal Home Loan Mortgage Corp. Gold Pools,
# A21485, 4.500%, due 05/01/34	2,675,335	2,530,023
# E93969, 5.500%, due 01/01/18	8,537	8,657
# E01345, 5.500%, due 04/01/18	201,117	203,895
# G11725, 5.500%, due 11/01/18	3,191,589	3,236,584
# C00730, 6.000%, due 03/01/29	664,120	678,525
# C00742, 6.500%, due 04/01/29	2,367	2,453
# C26638, 6.500%, due 05/01/29	238,839	247,572
# G01038, 6.500%, due 06/01/29	92,721	96,085
# J02578, 6.500%, due 09/01/19	1,098,251	1,138,519
# G01449, 7.000%, due 07/01/32	657,467	690,926
# D66838, 8.000%, due 09/01/25	801	858
Federal Home Loan Mortgage Corp. REMICs, Series 3178, Class MC, 6.000%, due 04/15/32	4,000,000	4,090,170
Series 3164, Class NC, 6.000%, due 12/15/32	5,225,000	5,355,249
Series 1595, Class D, 7.000%, due 10/15/13	64,111	65,783
Federal National Mortgage Association, 5.000%, due 10/15/10	1,440,000	1,450,020
5.250%, due 08/01/12	1,870,000	1,943,844

13

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (continued)
US bonds — (concluded)
Mortgage & agency debt securities — (continued)
5.500%, due 01/23/12	$4,380,000	$4,381,682
6.000%, due 08/22/16	5,460,000	5,509,713
6.070%, due 05/12/16	3,830,000	3,845,580
Federal National Mortgage Association Grantor Trust, Series 00-T6, Class A1, 7.500%, due 06/25/30	245,922	261,326
Series 01-T4, Class A1, 7.500%, due 07/25/41	639,720	679,156
Federal National Mortgage Association Pools,
# 783595, 4.913%, due 03/01/35(3)	2,859,851	2,853,054
# 357490, 5.000%, due 02/01/19	1,045,428	1,048,041
# 823385, 5.000%, due 06/01/35(3)	1,540,492	1,560,090
# 863028, 5.198%, due 12/01/35(3)	2,572,210	2,632,713
# 252268, 5.500%, due 01/01/09	37,658	37,671
# 545975, 5.500%, due 10/01/17	2,120,635	2,152,698
# 762615, 5.500%, due 12/01/23	2,052,201	2,065,083
# 688066, 5.500%, due 03/01/33	347,592	348,210
# 705626, 5.500%, due 05/01/33	1,656,643	1,657,871
# 555523, 5.500%, due 06/01/33	2,654,812	2,660,678
# 555591, 5.500%, due 07/01/33	1,610,225	1,611,419
# 323789, 6.000%, due 06/01/14	421,392	431,388
# 555689, 6.000%, due 11/01/17	1,300,466	1,332,892
# 810112, 6.000%, due 03/01/20	1,394,264	1,427,526
# 596124, 6.000%, due 11/01/28	183,921	188,249
# 323715, 6.000%, due 05/01/29	3,714	3,798
# 522564, 6.000%, due 07/01/29	508,168	520,040
# 585325, 6.000%, due 07/01/29	770,536	788,669
# 545061, 6.000%, due 12/01/29	796,255	814,308
# 708631, 6.000%, due 06/01/33	98,353	100,074
# 891332, 6.154%, due 04/01/36(3)	769,507	791,408
# 190255, 6.500%, due 02/01/09	320,418	322,242
# 653819, 7.500%, due 02/01/33	166,449	177,933
# 7237, 9.500%, due 11/01/09	7,761	8,025
Federal National Mortgage Association Whole Loan, Series 95-W3, Class A, 9.000%, due 04/25/25	25,851	28,883
First Horizon Alternative Mortgage Securities Trust, Series 04-AA3, Class A1, 5.303%, due 09/25/34(3)	534,747	532,376
Government National Mortgage Association Pools,
# 2671, 6.000%, due 11/20/28	4,073	4,171
# 495814, 6.000%, due 01/15/29	20,919	21,487
# 2713, 6.000%, due 02/20/29	160,849	164,666
# 2794, 6.000%, due 08/20/29	87,944	90,031
# 2807, 6.000%, due 09/20/29	7,895	8,082
# 80329, 6.125%, due 10/20/29(3)	86,667	87,793
# 509932, 6.500%, due 06/15/29	1,016,916	1,055,349
# 781276, 6.500%, due 04/15/31	1,498,179	1,553,289
# 491532, 6.500%, due 01/20/34	380,917	393,835
# 780204, 7.000%, due 07/15/25	3,431	3,645
# 405595, 7.000%, due 03/15/26	35,274	37,465
# 338523, 8.000%, due 12/15/22	19,762	21,318

	Face amount	Value
Mortgage & agency debt securities — (concluded)
IndyMac INDX Mortgage Loan Trust, Series 05-AR3, Class B1, 5.524%, due 04/25/35(3)	$2,405,082	$2,365,379
JPMorgan Alternative Loan Trust, Series 06-A4, Class A7, 6.300%, due 09/25/36(3)	5,000,000	4,658,625
Residential Asset Securitization Trust, Series 04-IP2, Class B1, 5.396%, due 12/25/34(3)	1,912,466	1,890,522
Structured Adjustable Rate Mortgage Loan Trust, Series 06-5, Class 5A3, 5.544%, due 06/25/36(3)	5,000,000	4,953,769
Structured Asset Securities Corp., Series 04-20, Class 4A1, 6.000%, due 11/25/34	2,630,441	2,605,033
WaMu Alternative Mortgage Pass-Through Certificates, Series 06-5, Class 1A3, 6.000%, due 07/25/36	1,227,640	1,223,993
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR16, Class 2A1, 5.646%, due 12/25/36(3)	2,653,871	2,642,494
Series 07-HY1, Class 3A2, 5.883%, due 02/25/37(3)	4,050,000	3,992,498
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 02-MS6, Class 3A1, 6.500%, due 09/25/32	390,354	387,127

Total mortgage & agency debt securities (cost $131,181,409)		129,528,355

US government obligations — 4.77%
US Treasury Bonds, 4.750%, due 02/15/37(1)	17,715,000	18,539,846
6.250%, due 08/15/23(1)	18,230,000	21,826,159
8.125%, due 08/15/19(1)	14,445,000	19,471,412
US Treasury Inflation Indexed Bonds, 2.375%, due 01/15/27(1)	9,733,606	10,293,288
US Treasury Notes, 3.625%, due 10/31/09(1)	2,370,000	2,393,330
4.625%, due 11/15/16(1)	10,895,000	11,409,963
4.875%, due 06/30/09(1)	19,435,000	19,933,022
4.875%, due 06/30/12(1)	42,095,000	44,647,010

Total US government obligations (cost $147,056,628)		148,514,030

Total US bonds (cost $393,097,463)		379,523,782

International bonds — 8.65%
International corporate bonds — 1.06%
Cayman Islands — 0.00%(6)
Santander Central Hispano Issuances Ltd., 7.625%, due 09/14/10	100,000	107,066

Germany — 0.66%
Kreditanstalt fuer Wiederaufbau, 4.625%, due 10/12/12	EUR4,950,000	7,299,821

14

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (continued)
International bonds — (continued)
Germany — (concluded)
4.750%, due 12/07/10	GBP 1,900,000	$3,773,842
5.000%, due 07/04/11	EUR 3,050,000	4,565,325
5.500%, due 12/07/15	GBP 1,210,000	2,495,156
Landwirtschaftliche Rentenbank, 6.000%, due 09/15/09	AUD2,800,000	2,400,985

		20,535,129

Luxembourg — 0.00%(6)
Telecom Italia Capital SA, 5.250%, due 11/15/13	$140,000	138,366

Netherlands — 0.11%
Rabobank Nederland, 4.125%, due 04/04/12	EUR2,320,000	3,315,495

United Kingdom — 0.29%
Abbey National PLC, 7.950%, due 10/26/29	$165,000	195,654
Bank of Scotland PLC, 9.375%, due 05/15/21	GBP1,200,000	3,009,295
Lloyds TSB Bank PLC, 6.625%, due 03/30/15	1,400,000	2,864,997
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(7)	$300,000	320,715
Royal Bank of Scotland PLC, 9.625%, due 06/22/15	GBP1,120,000	2,664,279

		9,054,940

Total international corporate bonds (cost $32,257,926)		33,150,996

Foreign government bonds — 7.15%
Austria — 0.20%
Republic of Austria, 3.800%, due 10/20/13(2)	EUR260,000	372,026
5.250%, due 01/04/11	3,820,000	5,763,070

		6,135,096

Belgium — 0.13%
Government of Belgium, 5.000%, due 09/28/11	EUR1,350,000	2,031,708
5.750%, due 03/28/08	1,390,000	2,040,415

		4,072,123

Canada — 0.30%
Government of Canada, 5.750%, due 06/01/29	CAD100	125
6.000%, due 06/01/08	300	306
6.000%, due 06/01/11	8,770,200	9,493,534
8.000%, due 06/01/23	200	292

		9,494,257

France — 1.00%
French Treasury Notes, 3.000%, due 07/12/08	EUR5,260,000	7,643,264
3.500%, due 07/12/09	4,600,000	6,667,806
Government of France, 4.750%, due 04/25/35	2,895,000	4,283,312
5.500%, due 04/25/29	7,750,000	12,612,751

		31,207,133

	Face amount	Value
Germany — 2.11%
Bundesobligation, 3.500%, due 10/10/08	EUR8,475,000	$12,326,689
Bundesschatzanweisungen, 3.750%, due 12/12/08	7,360,000	10,723,994
Deutsche Bundesrepublik, 3.750%, due 01/04/09	7,135,000	10,404,917
4.500%, due 07/04/09	12,270,000	18,032,279
4.750%, due 07/04/34	7,130,000	10,606,844
5.250%, due 07/04/10	1,650,000	2,477,927
6.250%, due 01/04/24	590,000	1,025,902

		65,598,552

Italy — 1.11%
Republic of Italy, 4.000%, due 02/01/37	EUR6,810,000	8,520,048
4.500%, due 05/01/09	5,425,000	7,967,710
5.250%, due 08/01/11	3,820,000	5,772,191
6.500%, due 11/01/27	6,905,000	12,171,969

		34,431,918

Japan — 1.08%
Government of Japan CPI Linked Bond, 1.000%, due 06/10/16	JPY 668,000,000	5,969,336
Government of Japan, 0.300%, due 03/20/08	830,000,000	7,422,176
0.900%, due 06/15/08	971,000,000	8,700,504
1.300%, due 06/20/11	445,000,000	4,042,312
1.500%, due 03/20/14	95,000,000	869,160
1.900%, due 06/20/25	385,000,000	3,408,043
2.300%, due 06/20/35	355,000,000	3,154,303

		33,565,834

Netherlands — 0.31%
Government of Netherlands, 4.000%, due 01/15/37	EUR3,690,000	4,834,352
5.000%, due 07/15/11	3,220,000	4,840,184

		9,674,536

Poland — 0.44%
Poland Government Bond, 5.250%, due 10/25/17	PLN20,450,000	7,902,122
5.750%, due 09/23/22	14,700,000	5,917,310

		13,819,432

Sweden — 0.11%
Government of Sweden, 6.750%, due 05/05/14	SEK19,900,000	3,498,006

United Kingdom — 0.36%
UK Gilts, 4.750%, due 09/07/15	GBP1,740,000	3,518,127
4.750%, due 03/07/20	3,520,000	7,159,172
5.000%, due 03/07/12	200,000	407,297

		11,084,596

Total foreign government bonds (cost $209,128,787)		222,581,483

15

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (concluded)
International bonds — (concluded)
Sovereign/supranational bonds — 0.44%
European Investment Bank, 4.250%, due 12/07/10	GBP650,000	$1,274,476
5.375%, due 10/15/12	EUR2,900,000	4,428,008
5.750%, due 09/15/09	AUD 3,380,000	2,894,721
6.125%, due 05/21/10	2,460,000	2,102,039
6.250%, due 04/15/14	GBP1,440,000	3,068,518

Total sovereign/supranational bonds (cost $13,135,604)		13,767,762

Total international bonds (cost $254,522,317)		269,500,241

Total bonds (cost $647,619,780)		649,024,023

	Shares
Investment companies — 18.04%
iShares Russell 2000 Value Index Fund(1)	146,300	10,311,224
UBS Corporate Bond Relationship Fund(8)	7,703,802	93,543,418
UBS Emerging Markets Equity Relationship Fund(8)	848,438	34,202,406
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(8)	450,000	4,476,780
UBS High Yield Relationship Fund(8)	4,078,570	88,688,099
UBS Small-Cap Equity Relationship Fund(8)	1,788,064	83,708,732
UBS U.S. Securitized Mortgage Relationship Fund(8)	20,238,994	246,948,114

Total investment companies (cost $519,441,926)		561,878,773

	Shares	Value
Short-term investments — 1.37%
Other — 1.35%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(8),(9) (cost $41,952,299)	41,952,299	$41,952,299

	Face amount
US government obligations — 0.02%
US Treasury Bills, 3.15%, due 06/19/08(10),(11) (cost $822,767)	$835,000	822,191

Total short-term investments (cost $42,775,066)		42,774,490

	Shares
Investment of cash collateral from securities loaned — 3.25%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(8),(9) (cost $101,192,264)	101,192,264	101,192,264

Total investments — 102.38% (cost $3,042,377,230)		3,189,162,310
Liabilities, in excess of cash and other assets — (2.38)%		(74,075,351)

Net assets — 100.00%		$3,115,086,959

16

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $3,042,377,230; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$285,255,311
Gross unrealized depreciation	(138,470,231)

Net unrealized appreciation	$146,785,080

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at December 31, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $26,851,416 or 0.86% of net assets.

(3)	Floating rate security — The interest rates shown are the current rates as of December 31, 2007.
(4)	Security is illiquid. These securities amounted to $5,367,061 or 0.17% of net assets.
(5)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(6)	Amount represents less than 0.005% of net assets.
(7)	Perpetual bond security. The maturity date reflects the next call date.
(8)	Investment in affiliated mutual fund.
(9)	The rate shown reflects the yield at December 31, 2007.
(10)	The rate shown is the effective yield at the date of purchase.
(11)	Security, or portion thereof, was delivered to cover margin requirements for futures contracts.
CDO	Collateralized debt obligations
CPI	Consumer price index
CS	Credit Suisse
CVA	Dutch certification — depositary certificate
GMAC	General Motors Acceptance Corp.
GSAMP	Goldman Sachs Mortgage Securities Corp.
GS	Goldman Sachs

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REMIC	Real Estate Mortgage Investment Conduit

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
PLN	Polish Zloty
SEK	Swedish Krona

17

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
G-Force CDO, Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46	08/03/06	$4,928,638	0.16%	$4,468,750	0.14%
Structured Asset Securities Corp., Series 06-S7, Class M5, 5.515%, due 12/25/35	12/07/05	2,500,000	0.08	535,811	0.02

		$7,428,638	0.24%	$5,004,561	0.16%

Forward foreign currency contracts

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for	Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	15,460,000	USD16,108,781	04/03/08	$433,278
Canadian Dollar	12,875,000	USD12,898,217	04/03/08	(156,253)
Euro	271,255,000	USD391,358,576	04/03/08	(5,498,941)
Great Britain Pound	76,480,000	USD156,792,413	04/03/08	4,923,614
Japanese Yen	3,635,300,000	USD33,712,940	04/03/08	848,712
Japanese Yen	1,857,200,000	USD16,622,214	04/03/08	(167,444)
Polish Zloty	23,780,000	USD9,447,380	04/03/08	(202,586)
Swedish Krona	105,100,000	USD16,332,556	04/03/08	63,265
United States Dollar	186,603,782	CHF215,630,000	04/03/08	4,828,565
United States Dollar	24,778,366	EUR17,150,000	04/03/08	312,809
United States Dollar	4,724,591	EUR3,175,000	04/03/08	(79,432)
United States Dollar	366,473,671	JPY 41,332,000,000	04/03/08	7,180,298
United States Dollar	24,921,531	JPY2,747,200,000	04/03/08	(85,999)
United States Dollar	181,173,218	SEK1,153,240,000	04/03/08	(2,653,738)
United States Dollar	36,259,628	SGD52,135,000	04/03/08	165,845
United States Dollar	75,281,005	TWD2,397,700,000	02/21/08	(818,137)

Net unrealized appreciation on forward foreign currency contracts				$9,093,856

Currency type abbreviations:

CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	United States Dollar

18

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2007

Futures contracts

UBS Global Securities Relationship Fund had the following open futures contracts as of December 31, 2007:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
2 Year US Treasury Notes, 341 contracts (USD)	March 2008	$71,566,836	$71,695,250	$(128,414)
5 Year US Treasury Notes, 680 contracts (USD)	March 2008	74,447,871	74,991,250	(543,379)

Index futures buy contracts:
Amsterdam Exchanges Index, 323 contracts (EUR)	January 2008	48,048,926	48,568,803	519,877
FSTE 100 Index, 613 contracts (GBP)	March 2008	76,995,566	78,620,009	1,624,443

Index futures sell contracts:
DAX Index, 111 contracts (EUR)	March 2008	32,145,441	32,840,741	(695,300)
Nikkei 225 Index, 230 contracts (JPY)	March 2008	32,682,930	31,252,202	1,430,728
S&P Toronto Stock Exchange 60 Index, 199 contracts (CAD)	March 2008	32,099,302	32,805,411	(706,109)
SPI 200 Index, 232 contracts (AUD)	March 2008	31,615,072	32,167,244	(552,172)

Net unrealized appreciation on futures contracts				$949,674

The segregated aggregate market value of investments and cash collateral delivered to cover margin requirements for the open futures positions at December 31, 2007 was $16,486,047.

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
USD	United States Dollar

See accompanying notes to financial statements.	19

UBS Emerging Markets Equity Completion Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS Emerging Markets Equity Completion Relationship Fund (the “Fund”) returned 50.39%. For comparison purposes, the MSCI Emerging Markets Index (net US) (the “Index”), returned 39.18%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s outperformance was driven by strong stock selection across sectors during the reporting period.

Portfolio performance summary

What worked

•

Stock selection was a strong contributor to performance over the period. In particular, we saw strong returns from our holdings in Cia Vale Rio Doce, Petroleo Brasileiro, STX Pan Ocean Co., Reliance Industries, Samsung Engineering and China Petroleum & Chemical Corp.

•

Sector positioning in a number of areas enhanced the Fund’s results. For example, an overweight position in the energy sector and an underweight position in the information technology sector were beneficial to relative performance during the reporting period.

•	Overall country allocation helped the Fund’s performance. In particular, the Fund’s exposures in Russia, India and Israel enhanced the Fund’s relative performance during the fiscal year.

What didn’t work

•

Stock selection detracted in a few areas, such as utilities, software and services and autos and components. The largest negative contributors in these sectors included Tenaga Nasional(1), Infosys and Hyundai Motor(1).

•

Overall sector positioning somewhat hurt the Fund’s performance. During the reporting period, underweight positions in materials and industrials as well as an overweight in financials were negative contributors to relative performance. However, in each instance, this was more than offset by strong security selection within those sectors.

•

Exposures to select countries were a drag on the Fund’s relative results—particularly the Fund’s positioning in Malaysia and Egypt. Stock selection in Indonesia and Mexico was also negative for performance during the fiscal year, but offset to a large extent by over and underweight positions, respectively, in those markets.

Portfolio highlights

•

Energy stocks were among the best performing in 2007 on the back of record crude prices. Positive portfolio contributors included Cia Vale Rio Doce, Petroleo Brasileiro, and China Petroleum & Chemical Corp.

•

Samsung Engineering performed well through most of 2007 as a beneficiary of the oil boom fueling petrochem and oil/gas capital expenditures in the Middle East, Asia and Latin America. Towards the end of the year the stock started to lag as investors took profits due to concerns about slowing global growth.

(1)	This position was not held by the Fund as of December 31, 2007.

20

UBS Emerging Markets Equity Completion Relationship Fund

•

Hyundai Motor underperformed in 2007 as the market worried of pressure on margins due to cost inflation, a stronger South Korean Won currency and corporate governance issues. The company has also faced a number of labor relations issues. We are still cautious on the overall auto market in the US, a key market for Hyundai. As a result, we have chosen to stay out of the stock for now.

•

Infosys lagged in 2007, in line with the technology sector. As the second largest Indian IT services company and one of the fastest growing globally, we believe its longer-term outlook remains strong: the company is, in our view, well-positioned to benefit from the continuing trend towards offshoring, and is successfully moving up the value chain.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

21

UBS Emerging Markets Equity Completion Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	Inception 5/25/06(1) to 12/31/07
UBS Emerging Markets Equity Completion Relationship Fund	50.39%	40.44%
MSCI Emerging Markets Index (net US) (in USD)(2)	39.18	40.42

(1)

Performance inception date of UBS Emerging Markets Equity Completion Relationship Fund. For illustration purposes, the since inception return for the index is calculated as of 05/31/06, which is the closest month end to the inception date of the Fund.

(2)

MSCI Emerging Markets Index (net US) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets net of dividend tax. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

Comparison of change in value of a $1,000,000 investment in the UBS Emerging Markets Equity Completion Relationship Fund and the MSCI Emerging Markets Index (net US) (in USD) from May 31, 2006, which is the month end after the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

22

UBS Emerging Markets Equity Completion Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Petroleo Brasileiro SA, Preference shares	6.3%
Cia Vale do Rio Doce ADR	5.9
China Petroleum & Chemical Corp., H Shares	3.8
Reliance Industries Ltd. GDR	3.1
Bank Rakyat Indonesia PT	2.8
China Mobile Ltd.	2.6
Mobile Telesystems ADR	2.4
Gazprom OAO ADS	2.4
China Merchants Bank Co., Ltd., H Shares	2.4
Samsung Engineering Co., Ltd.	2.3
Total	34.0%

Country exposure, top five (unaudited)

As of December 31, 2007

Percentage of net assets
South Korea	15.4%
Brazil	14.4
China	13.6
Russia	11.7
India	11.4
Total	66.5%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2007

International equities
Airlines	0.76%
Beverages	2.26
Commercial banks	22.79
Construction & engineering	3.04
Diversified financial services	1.37
Diversified telecommunication services	3.28
Electronic equipment & instruments	3.55
Food products	2.53
Hotels, restaurants & leisure	1.06
Household durables	2.16
Independent power producers & energy traders	0.42
IT services	1.29
Machinery	3.05
Marine	2.04
Media	1.00
Metals & mining	10.09
Multiline retail	1.45
Oil, gas & consumable fuels	19.87
Pharmaceuticals	3.77
Real estate management & development	1.23
Semiconductors & semiconductor equipment	2.73
Wireless telecommunication services	9.80

Total international equities	99.54
Short-term investment	0.47

Total investments	100.01
Liabilities, in excess of cash and other assets	(0.01)

Net assets	100.00%

23

UBS Emerging Markets Equity Completion Relationship Fund— Portfolio of investments December 31, 2007

	Shares	Value
International equities — 99.54%
Brazil — 14.40%
Banco Itau Holding Financeira SA, Preference shares	131,600	$3,408,885
Cia Vale do Rio Doce ADR	280,700	9,170,469
Petroleo Brasileiro SA, Preference shares	202,660	9,792,055

		22,371,409

China — 13.64%
China Communications Construction Co., Ltd., H Shares	425,300	1,096,755
China Mengniu Dairy Co., Ltd.	289,000	1,057,001
China Merchants Bank Co., Ltd., H Shares	930,500	3,753,017
China Mobile Ltd.	229,000	3,968,435
China Petroleum & Chemical Corp., H Shares	3,954,000	5,880,931
China Shenhua Energy Co., Ltd., H Shares	311,500	1,847,355
China Telecom Corp., Ltd., H Shares	1,304,000	1,017,925
Datang International Power Generation Co., Ltd., H Shares	754,000	659,873
Guangzhou R&F Properties Co., Ltd., H Shares	540,800	1,903,686

		21,184,978

Egypt — 0.80%
Orascom Telecom Holding SAE GDR	14,950	1,238,008

Hungary — 0.91%
OTP Bank Nyrt.	27,943	1,405,963

India — 11.42%
Bharti Airtel Ltd.*	87,542	2,200,327
ICICI Bank Ltd. ADR	52,100	3,204,150
Infosys Technologies Ltd. ADR	44,300	2,009,448
Jet Airways India Ltd.	46,848	1,180,575
Reliance Capital Ltd.	32,650	2,130,509
Reliance Industries Ltd. GDR(1)	33,043	4,861,337
United Spirits Ltd.	42,827	2,156,664

		17,743,010

Indonesia — 5.52%
Bank Danamon Indonesia Tbk PT	1,641,500	1,387,050
Bank Rakyat Indonesia PT	5,552,000	4,332,182
Indosat Tbk PT	3,093,000	2,849,399

		8,568,631

Israel — 1.51%
Teva Pharmaceutical Industries Ltd. ADR	50,300	2,337,944

Malaysia — 3.04%
Bumiputra-Commerce Holdings Bhd	561,000	1,848,363
Genting Bhd	693,700	1,643,453
Telekom Malaysia Bhd	365,600	1,231,942

		4,723,758

Mexico — 1.76%
Fomento Economico Mexicano SAB de CV	354,000	1,354,465
Grupo Financiero Banorte SAB de CV	335,500	1,386,351

		2,740,816

	Shares	Value
Philippines — 1.53%
Globe Telecom, Inc.	30,565	$1,161,263
Philippine National Bank*	1,009,700	1,213,830

		2,375,093

Russia — 11.74%
Gazprom OAO ADR	57,500	3,220,000
Gazprom OAO ADS	66,500	3,763,900
Mobile Telesystems ADR	37,100	3,776,409
Novolipetsk Steel OJSC GDR	58,000	2,343,797
Pharmstandard GDR*(1)	72,100	1,979,145
Sberbank	755,589	3,152,765

		18,236,016

South Africa — 6.07%
Anglo Platinum Ltd.	10,844	1,599,265
Aspen Pharmacare Holdings Ltd.*	276,994	1,539,850
MTN Group Ltd.	153,972	2,883,806
Naspers Ltd., Class N	65,859	1,550,258
Standard Bank Group Ltd.	126,257	1,847,149

		9,420,328

South Korea — 15.39%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	54,122	2,979,933
Hanjin Heavy Industries & Construction Co., Ltd.*	14,121	1,021,978
Hyundai Department Store Co.,Ltd.*	17,717	2,244,539
Kookmin Bank	28,037	2,060,745
LG Electronics, Inc.	31,785	3,347,552
POSCO	4,219	2,553,445
Samsung Engineering Co., Ltd.*	36,806	3,630,963
Shinhan Financial Group Co., Ltd.	37,770	2,167,134
STX Pan Ocean Co., Ltd*	1,270,000	3,171,698
STX Shipbuilding Co., Ltd.*	13,962	732,006

		23,909,993

Taiwan — 8.13%
Advanced Semiconductor Engineering, Inc.	984,581	978,093
AU Optronics Corp.	1,236,955	2,389,753
Delta Electronics, Inc.	252,482	857,789
HON HAI Precision Industry Co., Ltd.	367,200	2,268,258
MediaTek, Inc.	79,000	1,016,613
Taiwan Semiconductor Manufacturing Co., Ltd.	1,176,911	2,238,334
Uni-President Enterprises Corp.	2,147,020	2,879,730

		12,628,570

Thailand — 2.05%
Bank of Ayudhya Pcl	1,180,800	911,638
Kasikornbank PCL	301,300	774,785
Thai Oil PCL	583,800	1,499,145

		3,185,568

Turkey — 1.63%
Turkiye Garanti Bankasi AS	284,528	2,538,341

Total international equities (cost $119,927,432)		154,608,426

24

UBS Emerging Markets Equity Completion Relationship Fund— Portfolio of investments December 31, 2007

	Shares	Value
Short-term investment — 0.47%
Investment company — 0.47%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(2),(3) (cost $732,186)	732,186	$732,186

Total investments — 100.01% (cost $120,659,618)		155,340,612
Liabilities, in excess of cash and other assets — (0.01)%		(18,212)

Net assets — 100.00%		$155,322,400

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $120,659,618; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$36,484,680
Gross unrealized depreciation	(1,803,686)

Net unrealized appreciation	$34,680,994

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $6,840,482 or 4.40% of net assets.

(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2007.
ADR	American depositary receipt
ADS	American depositary shares
GDR	Global depositary receipt

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

See accompanying notes to financial statements.	25

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

For the 12-month period ended December 31, 2007, UBS Emerging Markets Equity Relationship Fund (the “Fund”) returned 42.48%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net US) (in USD) (the “Index”), returned 39.18%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund outperformed due to stock selection and sector allocation.

Portfolio performance summary

What worked

•

Stock selection contributed positively to performance overall. The decisions to overweight China Cosco and STX Pan Ocean among industrials, and Petrobras in the energy sector were significant positive contributors. Stock selection in the consumer discretionary sector was rewarded, as well. (For details, see “Portfolio Highlights.”)

•	Sector allocation added to performance, particularly an underweight in industrials and an overweight in consumer discretionary stocks.

•	The Fund was underweight energy stocks for much of the year. This position benefited from avoiding overvalued stocks, and focusing on strong growth in China, India, Brazil and Thailand.

•

Our underweight to industrials also benefited the Fund. Capital goods stocks performed well due to demand from emerging economies such as China. We held what we believed were several attractively valued machinery companies. We also liked several stocks in the commercial services and supplies sub-sector.

•

An overweight to telecommunication services contributed positively to returns. We see superior growth prospects in this industry for a number of countries. One of our key themes in the portfolio relates to consumption. It is our view that emerging-market demographics will favor increased consumption for years to come, based on young populations, low penetration and low debt. In addition, our research indicates the existence of positive catalysts such as industry restructuring, which should help unlock value.

•	Country allocation was positive for the period.

•	Russia is attractive, in our view, due to a strong economy and undemanding valuations. It has several robust sectors, including banks, telecoms and commodities, that draw off strong domestic demand.

•	We also like India, and have an overweight position in this country. In India, our exposure is more diversified, covering a mixture of infrastructure, consumption and globalization-related stocks.

What didn’t work

•	Stock selection decisions in utilities, information technology, consumer staples and financials held back Fund returns for the period.

•	Our underweights in materials and utilities were the two biggest disappointments for the period. We believe these sectors demonstrate stretched valuations, and we maintain our positions.

26

UBS Emerging Markets Equity Relationship Fund

•

The Fund was underweight to materials, which hindered returns during the period. The Fund’s strategy is geared away from stocks with the greatest sensitivity to commodity and oil prices, in favor of domestically driven names. We believe the current supply-demand imbalance will eventually correct. We expect that, as capacity additions are recognized and speculative flows leave the market, commodity prices and valuations will normalize. In anticipation of that, we hold select market leaders and low cost producers.

•

Our underweight to utilities negatively affected returns, as many of these names experienced gains during the period. However, we are having difficulty finding reasonable valuations among emerging market utilities, and cannot betray our price-to-intrinsic value discipline. The stocks have already performed well due to association with the energy sector, low long-term interest rates in the US and Europe, and a thirst for yield from investors. In addition, bid activity has buoyed prices up beyond fair value.

Portfolio Highlights

•

China Cosco was the strongest performer for the year. The company saw significant profit growth after it instituted higher shipping charges. Shares also increased sharply when the company raised close to $2 billion for its Shanghai exchange offering.

•	STX Pan Ocean was another successful overweight position. The Korean company’s stock rose after a surge in rates for carrying coal and iron ore.

•

Petrobras has been a successful oil play. The Brazilian company is the global leader in deep-water exploration and development. Shares of Petrobras rose as its oil output climbed to a record 2 million barrels per day.

•	Hon Hai Precision stock disappointed for the period. Brokers upgraded it based on expectations that profit may rise by a third. But fears of a slowdown in US consumer spending led shares to fall.

•

Cemex shares detracted from returns, largely due to the slump in the US housing market and fears that demand for building materials would recede. We believe the Mexican materials company is still exposed to the slowdown in the US housing market, and we therefore sold the position in the second half of the review period.

•

Kookmin Bank is the highest-quality Korean bank, and we expect it to lead the financial sector’s recovery. During the period, however, the stock was down over uncertainty about the sale of Korea Exchange Bank.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

27

UBS Emerging Markets Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07
UBS Emerging Markets Equity Relationship Fund(1)	42.48%	38.37%	15.97%
UBS Emerging Markets Equity Relationship Fund(2)	40.67	38.12	15.87
MSCI Emerging Markets Index (net US) (in USD)(3)	39.18	36.91	N/A
MSCI Emerging Markets Index(4)	39.78	37.46	14.53

(1)	Return based on NAV - does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(2)	Standardized total return - Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(3)

MSCI Emerging Markets Index (net US) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets net of dividend tax. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Inception date of the MSCI Emerging Markets Index (net US) (in USD) was June 30, 1998.

(4)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Effective May 1, 2006, the Fund’s index was changed from MSCI Emerging Markets Index to MSCI Emerging Markets Index (net US) (in USD) because the new benchmark is more reflective of the type of return investors receive when they hold shares of the Fund (that is net of dividend tax).

Comparison of change in value of a $15,000,000 investment in the UBS Emerging Markets Equity Relationship Fund, the MSCI Emerging Markets Index (net US) (in USD) and the MSCI Emerging Markets Index over the 10 years ended December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Inception date of the MSCI Emerging Markets Index (net US) (in USD) was June 30, 1998. The comparison is shown for illustrative purposes only.

28

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Petroleo Brasileiro SA, Preference shares	6.0%
Cia Vale do Rio Doce, Class A, Preference shares	4.9
Gazprom OAO ADS	3.7
Mobile Telesystems ADR	2.7
China Mobile Ltd.	2.7
Banco Itau Holding Financeira SA, Preference shares	2.5
America Movil SAB de CV	2.3
OTP Bank Nyrt.	2.3
POSCO	2.0
LG Electronics, Inc.	1.8
Total	30.9%

Country exposure, top five (unaudited)

As of December 31, 2007

Percentage of net assets
Brazil	16.4%
Russia	14.1
China	13.9
South Korea	13.9
India	9.7
Total	68.0%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2007

International equities
Airlines	0.53%
Automobiles	1.27
Beverages	1.48
Capital markets	0.00 (1)
Chemicals	0.02
Commercial banks	21.91
Computers & peripherals	1.24
Construction & engineering	2.26
Construction materials	0.47
Diversified telecommunication services	1.90
Electric utilities	1.00
Electronic equipment & instruments	2.54
Energy equipment & services	0.84
Food products	2.43
Hotels, restaurants & leisure	0.81
Household durables	1.82
Household products	0.01
Independent power producers & energy traders	0.49
Industrial conglomerates	0.42
Insurance	0.67
IT services	0.96
Machinery	2.72
Marine	1.20
Media	0.77
Metals & mining	11.40
Multiline retail	1.16
Oil, gas & consumable fuels	16.83
Pharmaceuticals	1.67
Real estate management & development	0.89
Semiconductors & semiconductor equipment	3.35
Specialty retail	0.17
Tobacco	0.83
Transportation infrastructure	1.10
Wireless telecommunication services	11.84

Total international equities	97.00
International bond
International corporate bond	0.00
Rights	0.00
Warrants	2.36
Short-term investment	0.95

Total investments	100.31
Liabilities, in excess of cash and other assets	(0.31)

Net assets	100.00%

(1)	Amount represents less than 0.005%.

29

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
International equities — 97.00%
Brazil — 16.38%
Banco Itau Holding Financeira SA, Preference shares	272,000	$7,045,720
Cia Energetica de Minas Gerais, Preference shares	153,222	2,824,010
Cia Vale do Rio Doce, Class A, Preference shares	498,081	13,961,790
Petroleo Brasileiro SA, Preference shares	351,195	16,968,918
Unibanco — Uniao de Bancos Brasileiros SA GDR	28,000	3,909,920
Usinas Siderurgicas de Minas Gerais SA, Preference shares	36,002	1,627,470

		46,337,828

China — 13.86%
China Communications Construction Co., Ltd., H Shares	732,000	1,887,666
China COSCO Holdings Co., Ltd., H Shares	476,036	1,298,906
China Life Insurance Co., Ltd.	374,679	1,906,894
China Mengniu Dairy Co., Ltd.	562,000	2,055,483
China Merchants Bank Co., Ltd., H Shares	982,500	3,962,751
China Merchants Holdings International Co., Ltd.	374,000	2,282,268
China Mobile Ltd.	439,000	7,607,611
China Petroleum & Chemical Corp., H Shares	2,394,130	3,560,879
China Shenhua Energy Co., Ltd., H Shares	267,500	1,586,412
China Unicom Ltd.	958,000	2,163,566
CNOOC Ltd.	2,968,000	4,982,150
Datang International Power Generation Co., Ltd., H Shares	1,574,000	1,377,506
Dongfeng Motor Group Co., Ltd., H Shares	2,907,500	2,029,185
Guangzhou R&F Properties Co., Ltd., H Shares	711,600	2,504,924

		39,206,201

Egypt — 0.77%
Orascom Telecom Holding SAE GDR	26,403	2,186,430

Hungary — 2.30%
OTP Bank Nyrt.	129,476	6,514,634

India — 7.35%
Bharti Airtel Ltd.*	127,222	3,197,666
HDFC Bank Ltd. ADR	16,300	2,126,335
Hindustan Unilever Ltd.	4,855	26,316
ICICI Bank Ltd. ADR	74,427	4,577,260
Infosys Technologies Ltd. ADR	59,800	2,712,528
Jaiprakash Associates Ltd.	186,020	2,007,568
Jet Airways India Ltd.	59,050	1,488,066
Steel Authority of India Ltd.	298,498	2,142,035
United Spirits Ltd.	49,837	2,509,671

		20,787,445

Indonesia — 3.57%
Astra International Tbk PT	548,576	1,579,272
Bank Rakyat Indonesia PT	4,461,000	3,480,883
Bumi Resources Tbk PT	2,968,500	1,873,274
Indosat Tbk PT	1,370,500	1,262,561
Telekomunikasi Indonesia Tbk PT	1,752,400	1,894,972

		10,090,962

	Shares	Value
Israel — 0.74%
Teva Pharmaceutical Industries Ltd. ADR	44,820	$2,083,234

Malaysia — 2.58%
Bumiputra-Commerce Holdings Bhd	844,500	2,782,428
Genting Bhd	972,400	2,303,724
Telekom Malaysia Bhd	658,100	2,217,564

		7,303,716

Mexico — 3.40%
America Movil SAB de CV, Class L	2,130,000	6,537,753
Fomento Economico Mexicano SAB de CV	435,300	1,665,533
Grupo Financiero Banorte SAB de CV	342,900	1,416,929

		9,620,215

Philippines — 0.74%
Philippine National Bank*	1,744,200	2,096,822

Russia — 14.13%
Gazprom OAO ADR	77,150	4,320,400
Gazprom OAO ADS	185,188	10,481,641
MMC Norilsk Nickel ADR	6,664	1,792,616
Mobile Telesystems ADR	75,800	7,715,682
NovaTek OAO GDR	38,131	2,909,395
Novolipetsk Steel GDR(1)	99,601	3,989,020
Pharmstandard GDR*(1)	50,200	1,373,637
Sberbank	1,206,108	5,032,597
TMK OAO GDR(1)	54,170	2,365,143

		39,980,131

South Africa — 5.56%
Anglo Platinum Ltd.	20,933	3,087,183
Aspen Pharmacare Holdings Ltd.*	228,398	1,269,698
Barloworld Ltd.	33,441	526,543
Bidvest Group Ltd.	37,469	660,164
Freeworld Coatings Ltd.*	33,441	51,622
JD Group Ltd.	63,804	475,511
MTN Group Ltd.	218,177	4,086,328
Naspers Ltd., Class N	92,297	2,172,584
Standard Bank Group Ltd.	231,625	3,388,690

		15,718,323

South Korea — 13.85%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	36,796	2,025,971
Hanjin Heavy Industries & Construction Co., Ltd.*	17,205	1,245,176
Hyundai Department Store Co.,Ltd.*	25,954	3,288,072
Hyundai Heavy Industries	9,497	4,419,631
Kookmin Bank	58,820	4,323,323
KT & G Corp.	27,718	2,357,378
LG Electronics, Inc.	48,848	5,144,604
POSCO	9,357	5,663,092
Samsung Electronics Co., Ltd.	2,315	1,360,667
Samsung Engineering Co., Ltd.*	25,357	2,501,503
Sejong Securities Co., Ltd.(2),(3)	726,000,000	0
Shinhan Financial Group Co., Ltd.*	83,241	4,776,129
STX Pan Ocean Co., Ltd.*	838,000	2,092,821

		39,198,367

30

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
International equities — (concluded)
Taiwan — 8.83%
Advanced Semiconductor Engineering, Inc.	2,222,384	$2,207,739
Asia Cement Corp. GDR(1)	91,034	1,330,380
Asustek Computer, Inc.	663,359	1,977,931
AU Optronics Corp. ADR	114,061	2,189,971
Foxconn Technology Co., Ltd.	189,630	1,530,008
HON HAI Precision Industry Co., Ltd.	810,884	5,008,970
MediaTek, Inc.	123,070	1,583,729
Taiwan Semiconductor Manufacturing Co., Ltd.	2,279,273	4,334,886
Uni-President Enterprises Corp.	3,592,620	4,818,667

		24,982,281

Thailand — 1.18%
Bank of Ayudhya PCL	1,647,800	1,272,185
Kasikornbank PCL	255,500	657,012
Kasikornbank PCL NVDR	187,200	478,725
Thai Oil PCL	358,500	920,595

		3,328,517

Turkey — 1.47%
Turkiye Garanti Bankasi AS	465,874	4,156,171

United Arab Emirates — 0.29%
DP World Ltd.*	690,700	821,933

Total international equities (cost $206,893,687)		274,413,210

	Face amount
International bond — 0.00%
International corporate bond — 0.00%
Brazil — 0.00%
Cia Vale do Rio Doce, Mining Activities Revenue Linked Notes, 0.00%, due 9/29/49(2),(3),(4),(5) (cost $0)	BRL 23,646	0

	Number of rights
Rights — 0.00%
Thailand — 0.00%
True Corp. PCL, expires 03/31/08*(2),(3) (cost $0)	216,818	0

	Number of warrants
Warrants — 2.36%
India — 2.36%
Bharat Heavy Electricals Ltd., strike @ $0.00001, expires 10/24/12*(1),(3)	15,541	1,021,116
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12*(1),(3)	77,529	5,670,249

(cost $2,794,109)		6,691,365

	Shares	Value
Short-term investment — 0.95%
Other — 0.95%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(6),(7) (cost $2,698,339)	2,698,339	$2,698,339

Total investments — 100.31% (cost $212,386,135)		283,802,914
Liabilities, in excess of cash and other assets — (0.31)%		(889,162)

Net assets — 100.00%		$282,913,752

31

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments December 31, 2007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $212,386,135; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$76,346,717
Gross unrealized depreciation	(4,929,938)

Net unrealized appreciation	$71,416,779

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $15,749,545 or 5.57% of net assets.

(2)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2007, the value of these securities amounted to $0 or 0.00% of net assets.
(3)	Security is illiquid. At December 31, 2007, the value of these securities amounted to $6,691,365 or 2.36% of net assets.
(4)	Floating rate security — The interest rate shown is the current rate as of December 31, 2007.
(5)	Perpetual bond security. The maturity date reflects the next call date.
(6)	Investment in affiliated mutual fund.
(7)	The rate shown reflects the yield at December 31, 2007.
ADR	American depositary receipt
ADS	American depositary shares
GDR	Global depositary receipt
NVDR	Non-voting depositary receipt

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviation:

BRL	Brazilian Real

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Bharat Heavy Electricals Ltd., strike @ $0.00001, expires 10/24/12	05/31/07	$0	0.00%	$1,021,116	0.36%
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	06/16/06	963,538	0.34	3,431,156	1.21
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	09/25/07	1,830,571	0.65	2,239,093	0.79

		$2,794,109	0.99%	$6,691,365	2.36%

32	See accompanying notes to financial statements.

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund

Portfolio performance

Since its inception on March 15, 2007 through December 31, 2007, UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund (the “Fund”) declined 0.52%. For comparison purposes, the MSCI World ex-USA Index (the “Index”), returned 12.34%, while the Global ex-US Smaller Cap Index, defined as the lowest 5% (with respect to market capitalization) of the regional segments of the MSCI World ex-USA Index, declined 2.67%. (The Fund generally invests in companies that comprise the lowest 5% of the regional segments of the MSCI World ex-USA Index with respect to market capitalization.) (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s performance was positively affected by stock selection during the reporting period. In particular, in comparison to the lowest 5% of the regional segments of the MSCI World ex-USA Index, the Fund’s performance was positively impacted by stock selection. Sector positioning also enhanced results during the reporting period, albeit to a lesser extent.

Portfolio performance summary

What worked

•

Overall, the Fund’s holdings in the industrial and energy sectors generated the best relative performance during the reporting period. Within the industrials sector, SembCorp Marine, a commercial shipbuilder domiciled in Singapore, GEA Group, a European machinery and engineering group, and Auckland International Airports, a retail and airport operator based in New Zealand, generated strong results. In the energy sector, large contributors to performance included European oil and gas exploration companies Tullow Oil and Fugro.

What didn’t work

•

Overall, the Fund’s holdings in the materials, healthcare and financials sectors generated the weakest results during the reporting period. Within the materials sector, Rhodia, a specialty chemicals company, generated poor results. In the healthcare sector, Speedel, a biotech company specializing in hypertension compounds, hindered results, while Creed Corporation, a Japanese real estate management and development company performed poorly.

Portfolio Highlights

•

Tullow Oil benefited from drilling success in Ghana. We believe this highlights the exceptional exploration opportunities within the company’s portfolio. Management at Tullow Oil has been actively increasing its exposure to the Congo, which demonstrates its increased confidence in the region. Other key areas in its portfolio include the Rajastan province in India and Kudu, an offshore gas field near Namibia.

•

SembCorp Marine benefited from securing a number of contracts, ranging from oil rigs for an Egyptian drilling company to managing a shipyard in Rio Grande, Brazil. Its stock also reacted positively to delays in new capacity coming online.

33

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund

•

Speedel is a research and development company that focuses on the discovery and development of drugs. The company then licenses the drugs to large pharmaceutical companies in order to leverage their marketing and distribution channels. Speedel’s stock declined due to uncertainty in revenue payments from Novartis. This was in connection with Tekturna, a new hypertension drug developed by Speedel.

•

LogicaCMG, a European software and consultancy business, saw its shares weaken earlier in the year due to unexpectedly weak profitability in the UK. To add to these concerns, there were a number of management changes that led to a lack of visibility. The company also experienced continued pressure throughout the fiscal year given the turmoil in the financial markets. Financial services companies are a major end-market for LogicaCMG.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

34

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund

Total return (unaudited)

Inception 03/15/07(1) to 12/31/07
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	-0.52%
MSCI World ex-USA Index(2)	12.34
Global ex-US Smaller Cap Index(3)	-2.67

Total returns for periods of less than one year have not been annualized.

(1)	Performance inception date of UBS U.S. Global ex U.S. Smaller Cap Equity Completion Relationship Fund.

(2)

The MSCI World ex-USA Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(3)

The Fund generally invests in companies that comprise the lowest 5% of the regional segments of the MSCI World ex-USA Index with respect to market capitalization. The Fund considers smaller cap equity securities to be the securities of mid and small capitalization companies that have market capitalizations below $6 billion. The return of the Global ex-US Smaller Cap Index is compiled by the Advisor.

Comparison of change in value of a $1,000,000 investment in the UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund and the MSCI World ex-USA Index and the Global ex-US Smaller Cap Index from March 15, 2007, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

35

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Tullow Oil PLC	2.3%
SembCorp Marine Ltd.	1.8
Auckland International Airport Ltd.	1.8
OMX AB	1.7
Solarworld AG	1.7
Meggitt PLC	1.6
Firstgroup PLC	1.5
Cosmote Mobile Telecommunications SA	1.5
Aker Kvaerner ASA	1.4
Fugro NV, CVA	1.4
Total	16.7%

Country exposure, top five (unaudited)

As of December 31, 2007

Percentage of net assets
United Kingdom	21.8%
Japan	19.5
Germany	7.0
Singapore	5.5
Denmark	5.2
Total	59.0%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2007

International equities
Aerospace & defense	2.56%
Air freight & logistics	0.88
Auto components	1.32
Beverages	0.84
Biotechnology	1.85
Building products	0.62
Capital markets	1.96
Chemicals	1.76
Commercial banks	1.80
Commercial services & supplies	3.77
Computers & peripherals	2.76
Construction & engineering	2.47
Construction materials	0.71
Consumer finance	1.67
Containers & packaging	0.57
Distributors	2.05
Diversified financial services	2.35
Electric utilities	1.10
Electrical equipment	1.70
Electronic equipment & instruments	2.22
Energy equipment & services	4.12
Food & staples retailing	4.00
Food products	2.91
Health care equipment & supplies	2.18
Health care providers & services	0.44
Hotels, restaurants & leisure	3.02
Household durables	0.61
Industrial conglomerates	2.10
Insurance	2.90
Internet software & services	0.25
IT services	1.91
Machinery	9.41
Media	5.45
Metals & mining	0.37
Multiline retail	1.43
Oil, gas & consumable fuels	3.22
Paper & forest products	1.18
Real estate investment trusts (REITs)	1.96
Real estate management & development	2.03
Road & rail	3.37
Semiconductors & semiconductor equipment	0.44
Specialty retail	3.16
Textiles, apparel & luxury goods	2.65
Trading companies & distributors	0.38
Transportation infrastructure	2.59
Water utilities	1.04
Wireless telecommunication services	1.48

Total international equities	99.56
Short-term investment	0.06

Total investments	99.62
Cash and other assets, less liabilities	0.38

Net assets	100.00%

36

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments December 31, 2007

	Shares	Value
International equities — 99.56%
Australia — 1.26%
Harvey Norman Holdings Ltd.	87,592	$520,862

Austria — 2.08%
Andritz AG	4,608	276,244
Mayr Melnhof Karton AG	2,174	235,052
Wiener Staedtische Versicherung AG	4,286	344,987

		856,283

Belgium — 1.30%
Barco NV	2,985	226,824
Euronav NV	5,516	194,071
Omega Pharma SA	1,686	116,953

		537,848

Canada — 4.21%
AbitibiBowater, Inc.	8,314	171,351
CGI Group, Inc., Class A*	48,200	566,025
Jean Coutu Group, Inc., Class A	29,700	336,136
QLT, Inc.*	27,000	119,824
Yellow Pages Income Fund	38,600	543,634

		1,736,970

Denmark — 5.15%
Bang & Olufsen A/S	1,150	107,100
Coloplast A/S, Class B	4,250	364,799
FLSmidth & Co A/S	4,100	415,490
Genmab A/S*	5,875	351,658
GN Store Nord A/S*	12,600	98,413
Sydbank A/S	7,400	314,430
Topdanmark A/S*	1,775	253,112
William Demant Holding A/S*	2,400	220,106

		2,125,108

Finland — 3.80%
Konecranes Oyj	12,642	429,821
Nokian Renkaat Oyj	4,778	166,442
Sanoma-WSOY Oyj	16,244	463,129
Tietoenator Oyj	10,713	238,779
Wartsila Oyj, Class B	3,577	270,503

		1,568,674

France — 2.18%
Rhodia SA*	8,920	340,397
SCOR SE	5,574	141,612
Zodiac SA	6,540	415,917

		897,926

Germany — 7.00%
Arcandor AG*	2,870	67,991
GEA Group AG*	13,998	483,467
Pfleiderer AG	12,393	254,740
ProSiebenSat.1 Media AG, Preference shares	6,097	144,565
Rheinmetall AG	4,289	336,304
Solarworld AG	11,718	703,316
Suedzucker AG	13,648	321,232
Wincor Nixdorf AG	6,096	574,478

		2,886,093

Greece — 2.57%
Cosmote Mobile Telecommunications SA	16,172	611,438
Hellenic Exchanges SA Holding	7,527	263,745
Motor Oil Hellas Corinth Refineries SA	8,002	184,580

		1,059,763

	Shares	Value
Hong Kong — 2.16%
ASM Pacific Technology	10,500	$76,572
Cheung Kong Infrastructure Holdings Ltd.	122,000	454,120
Texwinca Holdings Ltd.	196,000	175,508
Yue Yuen Industrial Holdings Ltd.	52,000	186,017

		892,217

Ireland — 2.37%
DCC PLC	12,819	361,116
IAWS Group PLC	12,575	278,353
Independent News & Media PLC	97,370	338,142

		977,611

Italy — 3.23%
Autogrill SpA	28,378	479,878
Benetton Group SpA	11,305	202,469
Italcementi SpA	8,442	179,217
Lottomatica SpA	6,867	249,034
Mediolanum SpA	28,179	223,127

		1,333,725

Japan — 19.54%
Access Co., Ltd.*	23	104,240
Alfresa Holdings Corp.	3,000	181,320
Aoyama Trading Co., Ltd.	9,300	241,843
Arrk Corp.	37,900	114,212
Asatsu-DK, Inc.	5,500	153,088
Asics Corp.	19,000	272,730
Canon Marketing Japan, Inc.	8,900	164,843
Circle K Sunkus Co., Ltd.	13,500	200,230
COMSYS Holdings Corp.	21,000	171,883
Creed Corp.	114	230,040
EDION Corp.	8,200	89,119
FamilyMart Co., Ltd.	4,300	134,385
Fields Corp.	195	250,446
Glory Ltd.	22,000	510,818
Gunze Ltd.	26,000	114,422
Hikari Tsushin, Inc.	1,700	57,646
Hitachi High-Technologies Corp.	7,100	155,014
Itochu Techno-Solutions Corp.	3,600	120,813
Katokichi Co., Ltd.	18,500	115,759
Matsui Securities Co., Ltd.	19,800	156,058
Matsumotokiyoshi Holdings Co., Ltd.*	14,100	343,418
Meitec Corp.	9,400	283,142
NET One Systems Co., Ltd.	111	124,849
NHK Spring Co., Ltd.	17,000	154,367
Nichirei Corp.	37,000	153,643
Nippon Kayaku Co., Ltd.	22,000	143,266
Nippon Shokubai Co., Ltd.	17,000	163,268
Nitori Co., Ltd.	5,100	242,724
Nitta Corp.	23,500	482,461
NTT Urban Development Corp.	188	299,449
OSAKA Titanium Technologies Co., Ltd.	1,100	81,510
Park24 Co., Ltd.	13,500	103,962
QP Corp.	32,000	333,116
Round One Corp.	49	96,628
Sapporo Holdings., Ltd.	43,000	345,376
SBI E*Trade Securities Co., Ltd.	180	169,719
Sumitomo Bakelite Co., Ltd.	13,000	78,076
Sumitomo Osaka Cement Co., Ltd.	60,000	115,175
Toho Titanium Co., Ltd.	2,400	71,015

37

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments December 31, 2007

	Shares	Value
International equities — (concluded)
Japan — (concluded)
Toyobo Co., Ltd.	70,000	$143,146
Toyoda Gosei Co., Ltd.	6,400	225,498
Yusen Air & Sea Service Co., Ltd.	16,100	364,623

		8,057,340

Luxembourg — 0.76%
Acergy SA	14,300	315,041

Netherlands — 2.75%
Fugro NV, CVA	7,648	586,228
Randstad Holding NV	3,947	156,722
Wereldhave NV	3,591	390,675

		1,133,625

New Zealand — 2.54%
Auckland International Airport Ltd.	325,312	726,212
Sky City Entertainment Group Ltd.	90,280	319,584

		1,045,796

Norway — 2.82%
Aker Kvaerner ASA	22,500	593,413
Norske Skogindustrier ASA	25,700	210,348
TGS-NOPEC Geophysical Co. ASA*	15,100	204,970
Tomra Systems ASA	21,800	152,964

		1,161,695

Portugal — 1.04%
Banco BPI SA	54,950	426,924

Singapore — 5.50%
CapitaMall Trust	175,000	416,139
Jardine Cycle & Carriage Ltd.	28,712	428,437
Keppel Land Ltd.	61,000	306,950
Olam International Ltd.	190,000	373,510
SembCorp Marine Ltd.	266,000	741,653

		2,266,689

Spain — 1.93%
Antena 3 de Television SA	8,932	135,797
Mapfre SA	53,262	233,020
Sociedad General de Aguas de Barcelona SA, Class A	10,646	427,883

		796,700

Sweden — 2.84%
Axfood AB	6,500	260,646
Billerud AB	10,400	106,177
Elekta AB, Class B	6,000	99,199
OMX AB	17,400	704,160

		1,170,182

Switzerland — 0.70%
Speedel Holding AG*	2,557	290,102

United Kingdom — 21.83%
Arriva PLC	14,325	224,532
Balfour Beatty PLC	43,918	430,597
BBA Aviation PLC	84,388	342,618
Bovis Homes Group PLC	11,902	144,536
Cattles PLC	45,623	266,816
Close Brothers Group PLC	18,279	343,549
Cookson Group PLC	12,004	167,540

	Shares	Value
United Kingdom — (concluded)
CSR PLC*	8,933	$105,834
Daily Mail & General Trust, Class A (Non-voting)	34,947	342,353
Davis Service Group PLC	47,734	481,982
Electrocomponents PLC	91,248	375,688
Firstgroup PLC	39,134	631,625
FKI PLC	138,696	160,784
Galiform PLC*	41,853	74,761
International Personal Finance PLC	35,254	133,808
Intertek Group PLC	13,401	262,739
Invensys PLC*	19,652	87,628
Investec PLC	15,452	140,697
Kesa Electricals PLC	72,665	334,888
LogicaCMG PLC	129,562	302,088
Meggitt PLC	97,401	641,078
National Express Group PLC	12,886	314,728
Provident Financial PLC	17,627	290,002
Rank Group PLC	55,391	99,722
Renishaw PLC	25,226	311,897
Signet Group PLC	189,940	261,462
Stagecoach Group PLC	39,281	220,225
Trinity Mirror PLC	18,285	125,795
Tullow Oil PLC	73,435	947,507
Weir Group PLC	27,227	436,961

		9,004,440

Total international equities (cost $42,021,023)		41,061,614

Short-term investment — 0.06%
Investment company — 0.06%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(1),(2) (cost $24,620)	24,620	24,620

Total investments — 99.62% (cost $42,045,643)		41,086,234

Cash and other assets, less liabilities — 0.38%		156,453

Net assets — 100.00%		$41,242,687

38

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments December 31, 2007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $42,045,643; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,769,042
Gross unrealized depreciation	(5,728,451)

Net unrealized depreciation	$(959,409)

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2007.
CVA	Dutch certification — depositary certificate

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

See accompanying notes to financial statements.	39

UBS International Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS International Equity Relationship Fund (the “Fund”) returned 6.93%, while the Fund’s benchmark, the MSCI World Free ex US Index (net US) (the “Index”), returned 12.49%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund lagged the Index largely due to stock selection—particularly those in the information technology, consumer staples and materials sectors.

Portfolio performance summary

What worked

•

The Fund’s stock positions in the telecom sector, especially in Europe, added to returns. We remain focused on companies that generate high free cash flow, have strong market positions and acceptable debt loads. Success stories included Vodafone and France Telecom. We believe the market is overly concerned about the risks associated with greater competition, for example from VoIP (Voice over Internet Protocol), and further regulation in the industry, such as the European Commission’s pledge to lower mobile roaming charges. We believe the impact of any such developments will be slow to take effect. We also expect consolidation to continue, with increasing integration of wireless and wireline capabilities and the buyout of smaller firms.

•

The Fund’s stock selection in real estate contributed to performance. The largest positive contributor came from an overweight in Sun Hung Kai Properties. The shares have performed well as the Hong Kong economy has benefited from the economic boom in mainland China.

•

Stock selection in banks was also positive, offsetting the negative contribution from the overweight to the sector. Top performing positions included holding ABN Amro and Standard Chartered; while not holding HBOS, HSBC and Mizuho Financial Group also helped. Stock selection in insurance, including QBE, was a further positive.

What didn’t work

•

In information technology, stock selection hurt performance. In technology hardware and equipment, overweights to Ericsson, Canon and Hoya were disappointments, as was an underweight to Research in Motion. We believe hardware valuations are stretched and, therefore, we remain underweighted in this area. We are, however, finding what we believe are select opportunities—most notably in Japan, where we find the companies are well-positioned competitively and have strong business models.

•

Stock selection in software and services (notably an underweight in Nintendo) was also negative. Semiconductor stock selection was very strong, but insufficient to offset the negative return from the sector, which was one of the worst performers for the 12-month period. We believe semiconductor valuations are at historically attractive levels, and that demand will remain strong and well-diversified. We also see little risk of oversupply in the sector.

•

Consumer staples was a negative for the period, due largely to poor stock selection in food, beverage and tobacco. Positions in British American Tobacco, Imperial Tobacco and Gallaher detracted from performance. Consumer discretionary positions also hurt performance, driven by stock selection in autos and components, including Michelin, Bridgestone, Volkswagen and Honda.

40

UBS International Equity Relationship Fund

•

Stock selection and an underweight in the materials group held Fund performance back. In particular, holding Stora Enso and CRH, and not holding BHP Billiton, Potash, Bayer, BASF and Arcelormittal, disappointed. We maintain our underweight position in this area, as we view most materials stocks as being expensive. We believe the current supply-demand imbalance will eventually correct. We expect commodity prices and valuations to improve as capacity additions are recognized and speculative flows leave the market.

Portfolio Highlights

•

Vodafone Group contributed strongly to returns. We have been overweight Vodafone since before it announced guidance for 2007 ahead of consensus. The company led a group to win a mobile telecommunications license to operate in Qatar, the last Middle Eastern state to have only one license. Rival bidders included American telecom companies AT&T and Verizon. We believe the company offers long-term growth, is highly cash-generative and intends to return a significant proportion of its free cash flow to shareholders via a large share buyback program. We also believe that it will not make value-destroying acquisitions.

•

France Télécom was a good performer during the year. Its stock price benefited when it announced the sale of Orange Netherlands to Deutsche Telekom for an estimated $1.84 billion. European telecom companies are working to consolidate their businesses in a bid to move into the emerging markets area. At the end of August, the company said it was in negotiations with Apple regarding its iPhone. Also in August, the company reported first-half results that were ahead of consensus, and management went on to reiterate guidance for the full year. We believe France Télécom is one of the most attractively valued companies in its sector, with more robust earnings visibility than that of its peers. We also believe cost-savings initiatives will make it more competitive.

•	Bank of Ireland was a drag on returns. The entire banking industry was affected on concerns about the US banking sector, problems in the sub-prime market and rising interest rates.

•

Barclays declined during the period, on news that house prices in the UK had fallen in December. It also suffered from the market’s worries about the effects of the credit squeeze. In addition, Goldman Sachs lowered its recommendation on the stock amid credit concerns.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

41

UBS International Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	5 years ended 12/31/07	Inception 06/25/98(1) to 12/31/07
UBS International Equity Relationship Fund	6.93%	18.24%	7.88%
MSCI World Free ex USA Index (net US)(2)	12.49	22.15	7.82

(1)

Performance inception date of UBS International Equity Relationship Fund. For illustration purposes, the since inception return for the index is calculated as of 06/30/98, which is the closest month end to the inception date of the Fund.

(2)

The MSCI World Free ex USA Index (net US) is an unmanaged, market driven broad-based securities index which includes non-US equity. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

Comparison of change in value of a $15,000,000 investment in the UBS International Equity Relationship Fund and the MSCI World Free ex USA Index (net US) from June 30, 1998, which is the month end after the inception date of the Fund, through December 31, 2007

                                    [CHART]

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

42

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Vodafone Group PLC	3.5%
Total SA	3.4
BP PLC	3.2
Siemens AG	2.6
Roche Holding AG	2.5
France Telecom SA	2.2
Novartis AG	2.2
Banco Santander SA	2.1
Barclays PLC	1.9
Suez SA	1.7
Total	25.3%

Country exposure, top five (unaudited)(1)

As of December 31, 2007

Percentage of net assets
United Kingdom	20.9%
Japan	16.6
Germany	10.6
France	9.6
Swizerland	9.2
Total	66.9%

(1)	Figures represent the direct investments of the UBS International Equity Relationship Fund. Figures could be different if a breakdown of the underlying investment companies was included.

Industry diversification (unaudited)(2)

As a percentage of net assets As of December 31, 2007

International equities
Aerospace & defense	0.31%
Air freight & logistics	0.62
Airlines	1.12
Auto components	1.48
Automobiles	3.25
Beverages	2.62
Capital markets	2.07
Chemicals	1.42
Commercial banks	14.99
Commercial services & supplies	0.33
Communications equipment	1.72
Construction & engineering	0.30
Construction materials	1.14
Containers & packaging	0.13
Diversified financial services	0.52
Diversified telecommunication services	4.32
Electric utilities	1.71
Electronic equipment & instruments	0.72
Food & staples retailing	2.94
Food products	2.89
Gas utilities	0.36
Health care equipment & supplies	0.68
Hotels, restaurants & leisure	0.55
Household products	1.42
Industrial conglomerates	3.02
Insurance	6.50
Internet & catalog retail	0.00
Machinery	2.86
Marine	0.25
Media	1.94
Metals & mining	1.59
Multi-utilities	1.70
Office electronics	0.85
Oil, gas & consumable fuels	7.47
Paper & forest products	0.81
Pharmaceuticals	5.24
Real estate management & development	1.12
Road & rail	1.42
Semiconductors & semiconductor equipment	1.96
Software	1.01
Specialty retail	2.01
Tobacco	0.81
Trading companies & distributors	1.80
Wireless telecommunication services	4.94

Total international equities	94.91

Investment companies
iShares MSCI EAFE Index Fund	2.83
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.97

Total investment companies	3.80
Short-term investment	0.98

Total investments	99.69
Cash and other assets, less liabilities	0.31

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS International Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

43

UBS International Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
International equities — 94.91%
Australia — 3.13%
National Australia Bank Ltd.	19,529	$644,256
Qantas Airways Ltd.	186,566	887,575
QBE Insurance Group Ltd.	32,790	955,470

		2,487,301

Austria — 0.54%
Telekom Austria AG	15,580	431,764

Canada — 4.43%
Canadian National Railway Co.	10,300	486,848
Canadian Pacific Railway Ltd.	5,200	338,360
Cott Corp.*	127,000	842,849
Manulife Financial Corp.	11,100	456,281
Toronto-Dominion Bank	14,700	1,035,159
TransCanada Corp.	8,800	361,469

		3,520,966

Finland — 1.81%
Nokia Oyj	20,658	795,425
Stora Enso Oyj, Class R	43,480	645,273

		1,440,698

France — 9.57%
AXA SA	20,840	829,772
Compagnie Generale des Etablissements Michelin, Class B	5,202	596,378
France Telecom SA	49,754	1,785,515
Renault SA	2,586	362,850
Suez SA	19,908	1,349,467
Total SA	32,255	2,676,829

		7,600,811

Germany — 10.59%
Allianz SE	5,142	1,099,826
Daimler AG	6,537	633,189
Deutsche Postbank AG	4,382	387,412
E.ON AG	3,853	818,091
Henkel KGaA, Preference shares	20,104	1,126,935
MAN AG	3,560	585,792
Metro AG	11,046	921,923
SAP AG	15,535	802,643
Siemens AG	12,958	2,034,267

		8,410,078

Greece — 1.29%
Alpha Bank AE	17,833	651,093
National Bank of Greece SA	5,360	369,235

		1,020,328

Hong Kong — 1.51%
Esprit Holdings Ltd.	39,900	586,407
Sun Hung Kai Properties Ltd.	29,000	610,084

		1,196,491

Ireland — 2.11%
Bank of Ireland	62,468	926,097
CRH PLC	11,673	405,294
Irish Life & Permanent PLC	14,193	244,240
Smurfit Kappa Group PLC*	6,296	102,517

		1,678,148

	Shares	Value
Italy — 2.41%
Intesa Sanpaolo SpA	164,376	$1,289,198
UniCredito Italiano SpA	75,189	625,757

		1,914,955

Japan — 16.55%
Aeon Co., Ltd.	17,300	252,526
Asahi Breweries Ltd.	31,200	528,687
Bank of Yokohama Ltd.	51,000	360,637
Bridgestone Corp.	20,200	355,771
Canon, Inc.	14,700	671,648
East Japan Railway Co.	37	303,831
Fast Retailing Co., Ltd.	2,800	199,206
Honda Motor Co., Ltd.	23,200	767,024
Hoya Corp.	17,900	571,281
Japan Tobacco, Inc.	108	640,376
JFE Holdings, Inc.	6,400	322,500
KDDI Corp.	95	705,401
Komatsu Ltd.	9,600	259,565
Kubota Corp.	41,000	280,659
Mitsubishi Corp.	30,100	819,896
Mitsui Fudosan Co., Ltd.	13,000	280,955
Mitsui OSK Lines Ltd.	16,000	203,247
Mitsui Sumitomo Insurance Co., Ltd.	48,000	468,501
Nitto Denko Corp.	11,200	591,329
NOK Corp.	10,800	227,653
Nomura Holdings, Inc.	18,400	307,586
NTN Corp.	30,000	260,096
NTT DoCoMo, Inc.	276	457,297
Shin-Etsu Chemical Co., Ltd.	8,600	537,695
SMC Corp.	2,100	249,937
Sumitomo Mitsui Financial Group, Inc.	93	692,024
Sumitomo Trust & Banking Co., Ltd.	48,000	319,587
Tokyo Gas Co., Ltd.	61,000	284,801
Toyota Motor Corp.	15,200	818,142
Yamada Denki Co., Ltd.	3,620	412,039

		13,149,897

Jersey (Channel Islands) — 0.33%
Experian Group Ltd.	32,632	259,343

Luxembourg — 0.73%
ArcelorMittal	7,531	577,148

Netherlands — 5.22%
ASML Holding NV*	39,158	1,236,335
ING Groep NV CVA	10,525	410,818
Koninklijke Philips Electronics NV	8,413	364,601
Reed Elsevier NV	28,308	561,582
Royal KPN NV	41,991	759,425
STMicroelectronics NV	22,616	321,957
TNT NV	11,898	495,106

		4,149,824

Norway — 0.99%
StatoilHydro ASA	10,850	335,473
Telenor ASA*	19,100	451,505

		786,978

Spain — 2.07%
Banco Santander SA	76,067	1,643,368

44

UBS International Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
International equities — (concluded)
Sweden — 1.51%
Sandvik AB	37,300	$633,990
Telefonaktiebolaget LM Ericsson, Class B	243,000	568,123

		1,202,113

Switzerland — 9.20%
Credit Suisse Group	22,208	1,335,309
Holcim Ltd.	4,750	504,707
Nestle SA	2,618	1,199,603
Novartis AG	31,729	1,728,540
Roche Holding AG	11,628	2,002,939
Straumann Holding AG	1,265	347,383
Synthes, Inc.	1,542	190,599

		7,309,080

United Kingdom — 20.92%
Associated British Foods PLC	42,965	764,968
AstraZeneca PLC	10,096	433,810
Balfour Beatty PLC	24,370	238,937
Barclays PLC	150,386	1,523,341
BP PLC	209,663	2,564,091
British Sky Broadcasting Group PLC	53,899	660,713
Cadbury Schweppes PLC	26,772	333,725
Carnival PLC	9,937	436,216
Cobham PLC	59,013	243,872
Diageo PLC	33,121	708,970
Kingfisher PLC	139,348	401,263
Prudential PLC	78,800	1,107,641
Rio Tinto PLC	3,506	367,314
Royal Bank of Scotland Group PLC	76,108	684,221

	Shares	Value
United Kingdom — (concluded)
Scottish & Southern Energy PLC	16,653	$540,935
Standard Chartered PLC	20,865	757,749
Tesco PLC	122,627	1,157,929
Vodafone Group PLC	741,456	2,763,416
Wolseley PLC	41,901	614,366
WPP Group PLC	24,890	318,659

		16,622,136

Total international equities (cost $71,131,599)		75,401,427

Investment companies — 3.80%
iShares MSCI EAFE Index Fund	28,600	2,245,100
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(1)	77,249	768,503

Total investment companies (cost $3,074,593)		3,013,603

Short-term investment — 0.98%
Other — 0.98%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(1),(2) (cost $780,074)	780,074	780,074

Total investments — 99.69% (cost $74,986,266)		79,195,104
Cash and other assets, less liabilities — 0.31%		248,140

Net assets — 100.00%		$79,443,244

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $74,986,266; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,114,547
Gross unrealized depreciation	(4,905,709)

Net unrealized appreciation	$4,208,838

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2007.
CVA	Dutch certification — depositary certificate

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

45

UBS International Equity Relationship Fund—Portfolio of investments December 31, 2007

Forward foreign currency contracts

UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Australian Dollar	7,810,000	USD	7,130,842	04/03/08	$313,676
Canadian Dollar	9,865,000	USD	10,278,986	04/03/08	276,474
Swiss Franc	19,670,000	USD	17,604,419	04/03/08	141,754
Swiss Franc	1,780,000	USD	1,568,030	04/03/08	(12,221)
Euro	53,540,000	USD	77,245,906	04/03/08	(1,085,375)
Euro	295,000	USD	433,775	04/03/08	2,178
Great Britain Pound	20,455,000	USD	41,929,812	04/03/08	1,311,660
Hong Kong Dollar	17,525,000	USD	2,260,750	04/03/08	5,685
Japanese Yen	2,919,400,000	USD	26,227,609	04/03/08	(164,664)
Japanese Yen	1,186,600,000	USD	10,839,553	04/03/08	112,326
Norwegian Krone	16,650,000	USD	3,101,252	04/03/08	42,927
Swedish Krona	123,840,000	USD	19,581,394	04/03/08	411,184
Swedish Krona	5,060,000	USD	770,898	04/03/08	(12,381)
Singapore Dollar	7,365,000	USD	5,163,565	04/03/08	17,817
Singapore Dollar	3,960,000	USD	2,755,928	04/03/08	(10,829)
United States Dollar	4,277,077	AUD	4,665,000	04/03/08	(205,108)
United States Dollar	1,658,845	AUD	1,920,000	04/03/08	17,078
United States Dollar	8,220,277	CAD	7,750,000	04/03/08	(362,246)
United States Dollar	530,597	CAD	535,000	04/03/08	11,861
United States Dollar	19,778,776	CHF	22,845,000	04/03/08	502,595
United States Dollar	1,737,915	CHF	1,940,000	04/03/08	(15,619)
United States Dollar	657,788	DKK	3,420,000	04/03/08	13,224
United States Dollar	15,461,213	EUR	10,680,000	04/03/08	164,078
United States Dollar	50,792,766	EUR	34,540,000	04/03/08	(259,287)
United States Dollar	35,508,325	GBP	17,135,000	04/03/08	(1,482,803)
United States Dollar	563,912	GBP	285,000	04/03/08	2,021
United States Dollar	3,133,633	HKD	24,275,000	04/03/08	(9,998)
United States Dollar	38,950,906	JPY	4,393,000,000	04/03/08	763,163
United States Dollar	4,449,651	JPY	483,900,000	04/03/08	(75,046)
United States Dollar	1,452,908	NOK	7,680,000	04/03/08	(42,222)
United States Dollar	1,632,363	NOK	8,970,000	04/03/08	15,274
United States Dollar	24,675,590	SEK	157,070,000	04/03/08	(361,436)
United States Dollar	9,444,821	SGD	13,580,000	04/03/08	43,199

Net unrealized appreciation on forward foreign currency contracts					$68,939

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

46	See accompanying notes to financial statements.

UBS Small-Cap Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS Small-Cap Equity Relationship Fund (the “Fund”) declined 0.31%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), declined 1.57%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund limited losses relative to its benchmark, largely due to very strong stock selection. Industry positioning detracted slightly from returns.

Portfolio performance summary

What worked

•

Stock selection was the main engine driving the Fund’s outperformance relative to the Index. During the period, Walter Industries, a construction firm, and Dollar Financial Corp. were among our top performers.

•	Our bottom-up security selection process resulted in industry weights that contributed positively to returns.

•

The Fund benefited from an overweight to mining and metals stocks. We continue to monitor the fundamentals associated with these companies, as concerns of a prolonged slowdown in the housing market could weigh on some holdings.

•

The Fund is heavily overweighted to industrial parts stocks relative to its benchmark. This reflects a bullish stance on infrastructure spending and continued nonresidential-construction spending. We view infrastructure spending to be on the rise, and have found several companies well positioned to benefit from this trend.

•

The Fund’s underweight to banking stocks, particularly to smaller banks, positively affected performance. We believe many banks appear to be expensive in the face of deteriorating fundamentals, particularly interest margin and credit headwinds. We prefer to access financial exposure through the nonbank financial services segment of the sector.

What didn’t work

•

The Fund’s overweight position in equity REITs hampered returns during the period. However, the Fund’s exposure in this sector is less about housing and more about specific urban, upscale hotels in the northeast and western United States, where we believe markets are built out and pricing power remains intact. The Fund continues to hold this overweight position, as we believe the market will bear out our estimate of valuation.

•

Energy remains one of the Fund’s largest industry underweights, particularly energy reserves stocks. The Fund’s limited exposure to these stocks hurt us during the period, as continued strength in commodity prices, coupled with investors’ search for the prospects of more stable growth companies, led many toward this sector. However, we believe our bearish view on long-run oil prices will be borne out by the market, causing the group to suffer. Oil price volatility remains, and, while we are still well-above our normal price, tight spare capacity and concerns over supply interruptions in Iran, Iraq and Nigeria continue to linger. The Fund remains underweight in this space.

47

UBS Small-Cap Equity Relationship Fund

•

An overweight to specialty retailers detracted from returns. This group suffered along with the entire retailing sector, and our position detracted from the Fund’s performance. We continue to see opportunities for specialty or niche players in the retail space to outperform. We have allocated additional exposure to such companies, and have reduced the size of the Fund’s underweights to other segments of the retail sector on a stock-by-stock basis.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

48

UBS Small-Cap Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07
UBS Small-Cap Equity Relationship Fund	-0.31%	14.38%	8.84%
Russell 2000 Index(1)	-1.57	16.25	7.08

(1)	Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Comparison of change in value of a $15,000,000 investment in the UBS Small-Cap Equity Relationship Fund and the Russell 2000 Index over the 10 years ended December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

49

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Cytec Industries, Inc.	1.9%
Dollar Financial Corp.	1.8
Nordson Corp.	1.8
Kansas City Southern	1.7
Equitable Resources, Inc.	1.7
Tower Group, Inc.	1.6
MFA Mortgage Investments, Inc.	1.6
Spartech Corp.	1.6
Interline Brands, Inc.	1.5
National Financial Partners Corp.	1.5
Total	16.7%

Industry diversification (unaudited)

As a percentage of net assets As of December 31, 2007

Aerospace & defense	2.55%
Air freight & logistics	2.29
Biotechnology	0.47
Building products	0.58
Capital markets	2.75
Chemicals	3.46
Commercial banks	1.55
Commercial services & supplies	3.79
Communications equipment	3.02
Computers & peripherals	0.89
Construction & engineering	0.80
Consumer finance	1.83
Diversified consumer services	2.55
Diversified financial services	0.54
Electrical equipment	2.84
Electronic equipment & instruments	1.07
Energy equipment & services	2.40
Food & staples retailing	0.63
Food products	0.28
Gas utilities	1.66
Health care equipment & supplies	6.34
Health care providers & services	0.82
Hotels, restaurants & leisure	1.45
Household durables	0.39
Industrial conglomerates	0.74
Insurance	4.14
Internet & catalog retail	2.01
Internet software & services	5.24
IT services	3.57
Machinery	4.97
Media	1.01
Metals & mining	1.78
Oil, gas & consumable fuels	1.48
Personal products	0.86
Pharmaceuticals	1.18
Real estate investment trusts (REITs)	4.75
Road & rail	1.73
Semiconductors & semiconductor equipment	2.57
Software	4.25
Specialty retail	2.99
Textiles, apparel & luxury goods	3.04
Trading companies & distributors	4.18

Total equities	95.44
Short-term investment	4.50
Investment of cash collateral from securities loaned	19.51

Total investments	119.45
Liabilities, in excess of cash and other assets	(19.45)

Net assets	100.00%

50

UBS Small-Cap Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — 95.44%
Aerospace & defense — 2.55%
Hexcel Corp.*	285,400	$6,929,512
LMI Aerospace, Inc.*	245,131	6,498,423

		13,427,935

Air freight & logistics — 2.29%
ABX Holdings, Inc.*	556,900	2,327,842
Dynamex, Inc.*(1)	138,000	3,734,280
Pacer International, Inc.(1)	412,200	6,018,120

		12,080,242

Biotechnology — 0.47%
QLT, Inc.*(1)	564,300	2,494,206

Building products — 0.58%
Insteel Industries, Inc.(1)	258,200	3,028,686

Capital markets — 2.75%
Apollo Investment Corp.(1)	308,400	5,258,220
optionsXpress Holdings, Inc.(1)	87,100	2,945,722
PennantPark Investment Corp.	629,300	6,305,586

		14,509,528

Chemicals — 3.46%
Cytec Industries, Inc.	160,700	9,895,906
Spartech Corp.(1)	589,900	8,317,590

		18,213,496

Commercial banks — 1.55%
Colonial BancGroup, Inc.(1)	410,100	5,552,754
Cullen/Frost Bankers, Inc.(1)	51,597	2,613,904

		8,166,658

Commercial services & supplies — 3.79%
Angelica Corp.(1)	98,800	1,887,080
InnerWorkings, Inc.*(1)	260,600	4,497,956
Interface, Inc., Class A(1)	351,200	5,731,584
LECG Corp.*(1)	209,600	3,156,576
PeopleSupport, Inc.*(1)	344,500	4,712,760

		19,985,956

Communications equipment — 3.02%
Airvana, Inc.*(1)	259,200	1,407,456
BigBand Networks, Inc.*(1)	93,700	481,618
F5 Networks, Inc.*(1)	139,300	3,972,836
Harris Corp.	96,300	6,036,084
OpNext, Inc.*(1)	188,300	1,666,455
Powerwave Technologies, Inc.*(1)	581,800	2,344,654

		15,909,103

Computers & peripherals — 0.89%
Stratasys, Inc.*(1)	181,600	4,692,544

Construction & engineering — 0.80%
Sterling Construction Co., Inc.*	192,968	4,210,562

Consumer finance — 1.83%
Dollar Financial Corp.*(1)	313,200	9,612,108

Diversified consumer services — 2.55%
Coinstar, Inc.*(1)	262,800	7,397,820
Regis Corp.	215,000	6,011,400

		13,409,220

	Shares	Value
Diversified financial services — 0.54%
Asset Acceptance Capital Corp.(1)	273,500	$2,847,135

Electrical equipment — 2.84%
General Cable Corp.*(1)	99,400	7,284,032
Regal-Beloit Corp.(1)	171,000	7,686,450

		14,970,482

Electronic equipment & instruments — 1.07%
Daktronics, Inc.	18,600	419,802
Newport Corp.*	408,300	5,222,157

		5,641,959

Energy equipment & services — 2.40%
Oil States International, Inc.*(1)	154,100	5,257,892
Tetra Technologies, Inc.*	473,200	7,367,724

		12,625,616

Food & staples retailing — 0.63%
Susser Holdings Corp.*	160,600	3,292,300

Food products — 0.28%
Maui Land & Pineapple Co., Inc.*(1)	50,579	1,472,355

Gas utilities — 1.66%
Equitable Resources, Inc.	164,100	8,743,248

Health care equipment & supplies — 6.34%
Advanced Medical Optics, Inc.*(1)	281,700	6,910,101
Align Technology, Inc.*(1)	351,900	5,869,692
CONMED Corp.*(1)	217,900	5,035,669
Cooper Cos., Inc.	3,900	148,200
ICU Medical, Inc.*(1)	141,200	5,084,612
Medical Action Industries, Inc.*	145,100	3,025,335
Mentor Corp.(1)	56,600	2,213,060
Palomar Medical Technologies, Inc.*(1)	149,983	2,297,740
Syneron Medical Ltd.*(1)	209,700	2,803,689

		33,388,098

Health care providers & services — 0.82%
LifePoint Hospitals, Inc.*(1)	144,500	4,297,430

Hotels, restaurants & leisure — 1.45%
Vail Resorts, Inc.*(1)	141,700	7,624,877

Household durables — 0.39%
Syntax-Brillian Corp.*(1)	663,800	2,044,504

Industrial conglomerates — 0.74%
Walter Industries, Inc.	109,119	3,920,646

Insurance — 4.14%
CastlePoint Holdings Ltd.	445,735	5,348,820
National Financial Partners Corp.(1)	172,000	7,844,920
Tower Group, Inc.	258,600	8,637,240

		21,830,980

Internet & catalog retail — 2.01%
FTD Group, Inc.(1)	203,300	2,618,504
NutriSystem, Inc.*(1)	206,000	5,557,880
PetMed Express, Inc.*(1)	200,600	2,427,260

		10,603,644

Internet software & services — 5.24%
Art Technology Group, Inc.*	1,588,400	6,861,888
Dice Holdings, Inc.*	28,300	226,117
TheStreet.com, Inc.(1)	460,700	7,334,344

51

UBS Small-Cap Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — (concluded)
Internet software & services — (concluded)
Tumbleweed Communications Corp.*(1)	1,081,700	$1,817,256
ValueClick, Inc.*(1)	242,200	5,304,180
Websense, Inc.*(1)	357,500	6,070,350

		27,614,135

IT services — 3.57%
CACI International, Inc., Class A*(1)	150,100	6,719,977
NeuStar, Inc., Class A*(1)	237,700	6,817,236
RightNow Technologies, Inc.*(1)	333,400	5,284,390

		18,821,603

Machinery — 4.97%
Chart Industries, Inc.*(1)	249,700	7,715,730
Graco, Inc.	147,000	5,477,220
Kaydon Corp.(1)	64,700	3,528,738
Nordson Corp.(1)	163,300	9,464,868

		26,186,556

Media — 1.01%
Cinemark Holdings, Inc.(1)	314,200	5,341,400

Metals & mining — 1.78%
Brush Engineered Materials, Inc.*(1)	128,369	4,752,220
Haynes International, Inc.*(1)	66,700	4,635,650

		9,387,870

Oil, gas & consumable fuels — 1.48%
Foundation Coal Holdings, Inc.	148,200	7,780,500

Personal products — 0.86%
Prestige Brands Holdings, Inc.*(1)	603,700	4,515,676

Pharmaceuticals — 1.18%
Valeant Pharmaceuticals International*	519,800	6,222,006

Real estate investment trusts (REITs) — 4.75%
Anworth Mortgage Asset Corp.	588,000	4,856,880
Capstead Mortgage Corp.	287,000	3,785,530
FelCor Lodging Trust, Inc.	502,600	7,835,534
MFA Mortgage Investments, Inc.	925,834	8,563,964

		25,041,908

Road & rail — 1.73%
Kansas City Southern*(1)	265,800	9,124,914

Semiconductors & semiconductor equipment — 2.57%
AuthenTec, Inc.*	131,300	1,907,789
ON Semiconductor Corp.*(1)	807,200	7,167,936
SiRF Technology Holdings, Inc.*(1)	177,400	4,458,062

		13,533,787

Software — 4.25%
Factset Research Systems, Inc.	69,100	3,848,870
Nuance Communications, Inc.*	272,100	5,082,828
Quest Software, Inc.*(1)	166,900	3,077,636
Secure Computing Corp.*	315,600	3,029,760
Smith Micro Software, Inc.*(1)	348,417	2,951,092
Sourcefire, Inc.*(1)	5,800	48,372
Vasco Data Security International, Inc.*(1)	155,355	4,337,512

		22,376,070

	Shares	Value
Specialty retail — 2.99%
AnnTaylor Stores Corp.*	115,700	$2,957,292
Casual Male Retail Group, Inc.*(1)	761,400	3,944,052
Conn’s, Inc.*(1)	238,600	4,082,446
Hibbett Sports, Inc.*(1)	237,400	4,743,252

		15,727,042

Textiles, apparel & luxury goods — 3.04%
Movado Group, Inc.	138,270	3,496,848
Steven Madden Ltd.*(1)	339,000	6,780,000
True Religion Apparel, Inc.*(1)	268,000	5,721,800

		15,998,648

Trading companies & distributors — 4.18%
Beacon Roofing Supply, Inc.*(1)	445,400	3,750,268
Interline Brands, Inc.*(1)	371,200	8,132,992
United Rentals, Inc.*	211,900	3,890,484
Watsco, Inc.(1)	169,170	6,218,689

		21,992,433

Total equities (cost $521,826,376)		502,708,066

Short-term investment — 4.50%
Other — 4.50%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(2),(3) (cost $23,689,403)	23,689,403	23,689,403

Investment of cash collateral from securities loaned — 19.51%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(2),(3) (cost $102,795,445)	102,795,445	102,795,445

Total investments — 119.45% (cost $648,311,224)		629,192,914
Liabilities, in excess of cash and other assets — (19.45)%		(102,460,829)

Net assets — 100.00%		$526,732,085

52

UBS Small-Cap Equity Relationship Fund—Portfolio of investments December 31, 2007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $648,311,224; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$47,062,406
Gross unrealized depreciation	(66,180,716)

Net unrealized depreciation	$(19,118,310)

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at December 31, 2007.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2007.

See accompanying notes to financial statements.	53

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 1.82%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 5.77%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s underperformance was due to industry factors, with stock selection slightly detracting from performance as well.

Portfolio performance summary

What worked

•

Stock selection in the Fund had some successes on both the long and the short side during the period. Bank of New York Mellon, Medco Health Solutions and BorgWarner were among the Fund’s top performers. (For details, see “Portfolio Highlights.”)

•	Several industry weights contributed positively to Fund returns.

•

The Fund’s underweight to specialty retailers was the largest positive contributor to performance. This strategy was consistent with our belief that the consumer sectors may continue to face difficulty in a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is weighing heavily on the consumer. A crisis in consumer confidence led to underperformance by consumer discretionary names, with the retailing segment among the hardest hit. As specialty retailers lagged during the period, the Fund benefited from reduced exposure to these stocks.

•

The Fund’s overweight to motor vehicles and parts drove performance, as well. The overweight has more to do with company specific opportunities within the industry than a broader theme. We find companies in the space that have diversified their client base away from the US auto makers to be well positioned. Combining that with a focus on improving the engine efficiency during this period of rising energy prices has attracted a lot of positive attention toward these companies.

•

The Fund underweighted computer hardware companies. In the technology space, we have identified only a handful of companies with what we view to be sustainable, dominant positions. We have found more value in some semiconductor-related companies, and have taken opportunities during the year to add exposure to the sub sector.

What didn’t work

•	Industry selection as a whole was the biggest detractor from Fund performance.

•

The Fund’s overweight to banks had the biggest negative impact on performance over the period. While our strategy of underweighting smaller, more regional banks, brokers and real estate has helped, it has been more than offset by being overweight the large, more diversified global banking franchises. Based on the stock price volatility in financial stocks over the past few months, it is clear investors, and in some cases the companies themselves, are having a difficult time correctly evaluating the impact of the credit deterioration and subprime mortgage fallout on their respective businesses. As new information comes out regarding these companies and their

54

UBS U.S. Equity Alpha Relationship Fund

respective exposures, it provides incrementally more clarity to the situation. In the meantime, overreactions affecting stock prices to the downside are common, and the price movement of these global franchises has had a negative impact on the performance of the portfolio. We believe this will correct itself over the course of time, as we believe many of these stocks are significantly underpriced relative to their fundamentals.

•

An underweight to energy reserves contributed to the Fund’s underperformance. Energy stocks have continued their very strong performance. Oil prices have been volatile. They are near all-time highs, and continue to be well above our normal assumptions. As demand normalizes, non-OPEC supply continues to grow and major capacity expansions in OPEC come online, we believe concerns over OPEC spare capacity will lessen. Key swing factors will continue to be demand growth in China and the US. We believe that as oil prices normalize at lower levels than where we are today, energy stock prices in general will underperform other segments of the US equity market, which is why we are underweight the sector.

•

In materials, the Fund’s underweight to mining and metals stocks hurt performance. We have seen earnings growth driven by the run-up in underlying commodity prices. Growth in demand and speculative buying are having an outsized impact on commodity prices. We expect, and are seeing signs of, a significant supply response (that is, additional supplies becoming available). Historically, capital expenditures, which have soared since 2005, have led output by two years. Over time, we expect commodity prices to fall as supply becomes available and as pure speculators look elsewhere. We expect that the earnings in this sector will deteriorate rapidly when there is a correction in the underlying commodity prices. We maintain the Fund’s underweight to the materials sector.

Portfolio Highlights

•

Bank of New York Mellon was the top-performing long stock position for the period. The company’s shares traded higher after the Federal Reserve decided to hold off on additional rate hikes. Mellon continues to provide a wide array of products and services, and has recently announced additional retail product offerings. We believe the bank can achieve above-market revenue and earnings growth. Combining with Bank of New York has made the company one of the top custody service providers for institutional investors, and created one of the largest asset managers.

•

Medco Health Solutions also contributed to the Fund’s performance in the period. The Fund is long the stock, because we believe the company is positioned to benefit from several favorable trends affecting the pharmacy benefit management industry. Specifically, Medco Health is looking to increase its generic drug penetration as patents expire, and also to pursue continued growth in the mail order pharmacy and specialty pharmacy business. The company is well positioned in this industry, given the pressures on competitors due to acquisitions.

•

BorgWarner traded higher during the period, as well. The company said its third-quarter profit more than doubled on strong global demand for fuel-efficient engine and drivetrain technology. Additionally, BorgWarner said that it anticipates $1.95 billion in new powertrain business between 2008 and 2010 on increased demand for items including turbochargers and dual-clutch transmission technology. The forecast is a 15% increase over its prior three-year new business figures.

•

Among the Fund’s short positions, Sears Holding Corp. was one of the top contributors to performance over the period. Retail sales posted their steepest drop in nearly two years in June, indicating that the housing market slump and soaring gasoline costs are depressing consumer spending.

55

UBS U.S. Equity Alpha Relationship Fund

We continue to short the stock and believe that the company has been losing market share for a long time. The perception of the company’s Kenmore and Craftsman brands has declined, and competitors are proving they can sell a lot of appliances and provide similar service levels.

•

Sprint Nextel detracted from returns. Though the stock underperformed after a management change, we believe the new leadership will make the operating adjustments necessary to allow the combined company to emerge as a differentiated wireless service provider. We believe the merged company will improve its network quality and customer service, and these enhancements will result in lower customer churn. Though the merger integration has resulted in a larger number of customer losses than expected, we expect the merger to yield significant long-term benefits to the combined company.

•

FedEx hindered the Fund’s performance after the company announced a 5.5% increase in its Freight rates, after increasing FedEx Express and FedEx Ground rates. The market worries that FedEx may have to pay back taxes in the amount of $319 million due to the tax classification of the company’s drivers. We remain confident that the fundamentals are intact despite recent price weakness. We believe the market consensus is overlooking FedEx’s growth potential and cash flow-generating potential, and we are long the stock.

•

Symantec, a security software maker, detracted from performance as shares fell over 9% in December. The producer of the popular Norton anti-virus software is facing an increasingly difficult product landscape and higher competition for market share. We remain confident in our long position, as the performance of the company is solid and in line with our thesis. Symantec’s revenues and bookings are steadily growing, the balance sheet is improving on a year-over-year basis, and cash flow generation is strong.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

56

UBS U.S. Equity Alpha Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	Inception 09/20/05(1) to 12/31/07
UBS U.S. Equity Alpha Relationship Fund	1.82%	11.01%
Russell 1000 Index(2)	5.77	10.57

(1)	Performance inception date of UBS U.S. Equity Alpha Relationship Fund.

(2)	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Equity Alpha Relationship Fund and the Russell 1000 Index from September 20, 2005, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

57

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)*(1)

As of December 31, 2007

Percentage of net assets
Wells Fargo & Co.	4.1%
Intel Corp.	3.6
General Electric Co.	3.6
Bank of New York Mellon Corp.	3.5
Morgan Stanley	3.3
Citigroup, Inc.	3.2
Microsoft Corp.	3.1
ConocoPhillips	3.0
Wyeth	2.8
Johnson Controls, Inc.	2.6
Total	32.8%

*	Only long positions are considered for top ten holdings.
(1)	Figures represent the direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of December 31, 2007

Equities
Air freight & logistics	2.46%
Auto components	5.04
Automobiles	0.63
Beverages	1.47
Biotechnology	3.16
Building products	1.79
Capital markets	7.20
Commercial banks	7.38
Computers & peripherals	2.05
Consumer finance	0.86
Diversified financial services	4.85
Diversified telecommunication services	2.46
Electric utilities	3.86
Energy equipment & services	1.82
Food & staples retailing	2.55
Food products	0.52
Health care equipment & supplies	1.38
Health care providers & services	2.79
Hotels, restaurants & leisure	2.94
Household durables	1.06
Industrial conglomerates	3.56
Insurance	3.86
Life sciences tools & services	0.81
Machinery	3.63
Media	7.29
Multi-utilities	1.83
Multiline retail	0.88
Oil, gas & consumable fuels	6.36
Pharmaceuticals	10.61
Road & rail	3.12
Semiconductors & semiconductor equipment	7.40
Software	6.33
Specialty retail	0.28
Textiles, apparel & luxury goods	0.80
Thrifts & mortgage finance	1.65
Wireless telecommunication services	1.94

Total equities	116.62
Investment company
SPDR Trust, Series 1	2.70
Short-term investment	1.09

Total investments before investments sold short	120.41

Investments sold short
Equities sold short
Air freight & logistics	(2.09)
Automobiles	(1.21)
Capital markets	(1.91)
Commercial banks	(1.10)
Construction materials	(0.52)
Diversified financial services	(1.15)
Diversified telecommunication services	(0.59)
Food & staples retailing	(0.61)
Health care providers & services	(0.92)
Hotels, restaurants & leisure	(0.59)
Household durables	(0.61)
Machinery	(1.02)
Media	(0.35)
Metals & mining	(0.85)
Multiline retail	(0.52)
Oil, gas & consumable fuels	(1.79)
Pharmaceuticals	(0.98)
Software	(1.56)
Specialty retail	(1.90)

Total investments sold short	(20.27)

Total investments, net of investments sold short	100.14
Liabilities, in excess of cash and other assets	(0.14)

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

58

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — 116.62%
Air freight & logistics — 2.46%
FedEx Corp.(1)	224,200	$19,991,914

Auto components — 5.04%
BorgWarner, Inc.(1)	416,200	20,148,242
Johnson Controls, Inc.(1)	580,600	20,924,824

		41,073,066

Automobiles — 0.63%
Harley-Davidson, Inc.(1)	109,400	5,110,074

Beverages — 1.47%
Anheuser-Busch Cos., Inc.(1)	88,400	4,626,856
Constellation Brands, Inc., Class A*(1)	309,200	7,309,488

		11,936,344

Biotechnology — 3.16%
Amgen, Inc.*(1)	52,000	2,414,880
Cephalon, Inc.*(1)	48,500	3,480,360
Genzyme Corp.*(1)	263,900	19,644,716
Millennium Pharmaceuticals, Inc.*	10,600	158,788

		25,698,744

Building products — 1.79%
Masco Corp.(1)	674,600	14,578,106

Capital markets — 7.20%
Bank of New York Mellon Corp.(1)	592,995	28,914,436
Blackstone Group LP(1)	120,624	2,669,409
Morgan Stanley(1)	509,800	27,075,478

		58,659,323

Commercial banks — 7.38%
City National Corp.(1)	74,800	4,454,340
Fifth Third Bancorp(1)	568,200	14,278,866
PNC Financial Services Group, Inc.(1)	122,900	8,068,385
Wells Fargo & Co.(1)	1,103,200	33,305,608

		60,107,199

Computers & peripherals — 2.05%
Dell, Inc.*(1)	294,000	7,205,940
Lexmark International, Inc., Class A*(1)	100,600	3,506,916
Network Appliance, Inc.*(1)	241,200	6,020,352

		16,733,208

Consumer finance — 0.86%
Discover Financial Services(1)	466,400	7,033,312

Diversified financial services — 4.85%
Citigroup, Inc.(1)	880,800	25,930,752
JPMorgan Chase & Co.(1)	311,000	13,575,150

		39,505,902

Diversified telecommunication services — 2.46%
AT&T, Inc.(1)	482,500	20,052,700

Electric utilities — 3.86%
American Electric Power Co., Inc.(1)	171,300	7,975,728
Exelon Corp.(1)	190,200	15,527,928
Pepco Holdings, Inc.(1)	270,600	7,936,698

		31,440,354

Energy equipment & services — 1.82%
Halliburton Co.(1)	392,000	14,860,720

	Shares	Value
Food & staples retailing — 2.55%
Costco Wholesale Corp.(1)	129,500	$9,033,920
SYSCO Corp.(1)	376,300	11,744,323

		20,778,243

Food products — 0.52%
Dean Foods Co.(1)	164,600	4,256,556

Health care equipment & supplies — 1.38%
Medtronic, Inc.(1)	224,300	11,275,561

Health care providers & services — 2.79%
DaVita, Inc.*	50,000	2,817,500
Medco Health Solutions, Inc.*(1)	126,300	12,806,820
UnitedHealth Group, Inc.(1)	121,900	7,094,580

		22,718,900

Hotels, restaurants & leisure — 2.94%
Carnival Corp.(1)	291,000	12,946,590
Royal Caribbean Cruises, Ltd.(1)	258,500	10,970,740

		23,917,330

Household durables — 1.06%
Fortune Brands, Inc.(1)	119,200	8,625,312

Industrial conglomerates — 3.56%
General Electric Co.(1)	781,700	28,977,619

Insurance — 3.86%
Aflac, Inc.(1)	227,200	14,229,536
Hartford Financial Services Group, Inc.(1)	169,500	14,778,705
Principal Financial Group, Inc.	34,900	2,402,516

		31,410,757

Life sciences tools & services — 0.81%
Millipore Corp.*(1)	34,100	2,495,438
Pharmaceutical Product Development, Inc.(1)	102,100	4,121,777

		6,617,215

Machinery — 3.63%
Illinois Tool Works, Inc.(1)	358,600	19,199,444
PACCAR, Inc.(1)	190,700	10,389,336

		29,588,780

Media — 7.29%
Comcast Corp., Class A*(1)	460,400	8,406,904
Interpublic Group of Cos., Inc.*(1)	721,300	5,849,743
McGraw-Hill Cos., Inc.(1)	174,500	7,644,845
News Corp., Class A(1)	492,000	10,081,080
Omnicom Group, Inc.(1)	290,900	13,826,477
R.H. Donnelley Corp.*	114,100	4,162,368
Viacom, Inc., Class B*(1)	214,100	9,403,272

		59,374,689

Multi-utilities — 1.83%
Sempra Energy(1)	240,900	14,906,892

Multiline retail — 0.88%
Target Corp.(1)	143,700	7,185,000

Oil, gas & consumable fuels — 6.36%
ConocoPhillips(1)	274,800	24,264,840
EOG Resources, Inc.(1)	104,600	9,335,550
Patriot Coal Corp.*(1)	13,440	560,986
Peabody Energy Corp.(1)	203,400	12,537,576
Sunoco, Inc.(1)	70,300	5,092,532

		51,791,484

59

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — (concluded)
Pharmaceuticals — 10.61%
Allergan, Inc.(1)	281,200	$18,064,288
Bristol-Myers Squibb Co.(1)	190,300	5,046,756
Johnson & Johnson(1)	238,200	15,887,940
Merck & Co., Inc.(1)	349,900	20,332,689
Schering-Plough Corp.(1)	170,500	4,542,120
Wyeth(1)	509,400	22,510,386

		86,384,179

Road & rail — 3.12%
Burlington Northern Santa Fe Corp.(1)	243,300	20,249,859
Ryder System, Inc.(1)	110,300	5,185,203

		25,435,062

Semiconductors & semiconductor equipment — 7.40%
Analog Devices, Inc.(1)	506,600	16,059,220
Intel Corp.(1)	1,088,500	29,019,410
Linear Technology Corp.(1)	234,600	7,467,318
Xilinx, Inc.(1)	352,900	7,717,923

		60,263,871

Software — 6.33%
Intuit, Inc.*(1)	249,200	7,877,212
Microsoft Corp.(1)	699,900	24,916,440
Red Hat, Inc.*(1)	148,100	3,086,404
Symantec Corp.*(1)	972,000	15,688,080

		51,568,136

Specialty retail — 0.28%
Chico’s FAS, Inc.*(1)	251,900	2,274,657

Textiles, apparel & luxury goods — 0.80%
Coach, Inc.*(1)	212,700	6,504,366

Thrifts & mortgage finance — 1.65%
Freddie Mac(1)	395,000	13,457,650

Wireless telecommunication services — 1.94%
Sprint Nextel Corp.(1)	1,206,200	15,837,406

Total equities (cost $949,573,671)		949,930,631

Investment company — 2.70%
SPDR Trust, Series 1 (cost $22,003,226)	150,500	22,004,605

Short-term investment — 1.09%
Investment company — 1.09%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(2),(3) (cost $8,874,935)	8,874,935	8,874,935

Total investments before investments sold short — 120.41% (cost $980,451,832)		980,810,171

Investments sold short — (20.27%)
Equities — (20.27%)
Air freight & logistics — (2.09%)
C.H. Robinson Worldwide, Inc.	(162,400)	(8,789,088)
Expeditors International of Washington, Inc.	(183,500)	(8,198,780)

		(16,987,868)

	Shares	Value
Automobiles — (1.21%)
Ford Motor Co.	(807,800)	$(5,436,494)
General Motors Corp.	(177,800)	(4,425,442)

		(9,861,936)

Capital markets — (1.91%)
Bear Stearns Cos., Inc.	(32,100)	(2,832,825)
Charles Schwab Corp.	(206,800)	(5,283,740)
Lehman Brothers Holdings, Inc.	(60,300)	(3,946,032)
Merrill Lynch & Co., Inc.	(64,800)	(3,478,464)

		(15,541,061)

Commercial banks — (1.10%)
Comerica, Inc.	(68,200)	(2,968,746)
Regions Financial Corp.	(118,800)	(2,809,620)
US Bancorp	(99,800)	(3,167,652)

		(8,946,018)

Construction materials — (0.52%)
Vulcan Materials Co.	(53,800)	(4,255,042)

Diversified financial services — (1.15%)
CME Group, Inc.	(7,100)	(4,870,600)
Moody’s Corp.	(126,900)	(4,530,330)

		(9,400,930)

Diversified telecommunication services — (0.59%)
Qwest Communications International, Inc.	(685,800)	(4,807,458)

Food & staples retailing — (0.61%)
Walgreen Co.	(130,300)	(4,961,824)

Health care providers & services — (0.92%)
Amedisys, Inc.	(154,400)	(7,491,488)

Hotels, restaurants & leisure — (0.59%)
McDonald’s Corp.	(81,900)	(4,824,729)

Household durables — (0.61%)
Stanley Works	(102,300)	(4,959,504)

Machinery — (1.02%)
Cummins, Inc.	(65,300)	(8,317,261)

Media — (0.35%)
New York Times Co., Class A	(160,600)	(2,815,318)

Metals & mining — (0.85%)
Freeport-McMoRan Copper & Gold, Inc.	(67,700)	(6,935,188)

Multiline retail — (0.52%)
Sears Holdings Corp.	(41,200)	(4,204,460)

Oil, gas & consumable fuels — (1.79%)
Devon Energy Corp.	(59,500)	(5,290,145)
Tesoro Corp.	(124,200)	(5,924,340)
Valero Energy Corp.	(48,700)	(3,410,461)

		(14,624,946)

Pharmaceuticals — (0.98%)
Abbott Laboratories	(141,600)	(7,950,840)

Software — (1.56%)
BMC Software, Inc.	(195,700)	(6,974,748)
Novell, Inc.	(829,700)	(5,700,039)

		(12,674,787)

60

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Investments sold short — (concluded)
Specialty retail — (1.90%)
Best Buy Co., Inc.	(109,900)	$(5,786,235)
Sherwin-Williams Co.	(102,300)	(5,937,492)
Tiffany & Co.	(81,900)	(3,769,857)

		(15,493,584)

Total investments sold short (proceeds $161,078,223)		(165,054,242)

Total investments, net of investments sold short — 100.14%		815,755,929
Liabilities, in excess of cash and other assets — (0.14%)		(1,195,448)

Nets assets — 100.00%		$814,560,481

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $980,451,832; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$83,030,452
Gross unrealized depreciation	(82,672,113)

Net unrealized appreciation	$358,339

*	Non-income producing security.
(1)	All or portion of these securities have been delivered to cover open short positions.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2007.

See accompanying notes to financial statements.	61

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) returned 1.95%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 5.77%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s underperformance was largely due to stock selection, with industry decisions contributing as well.

Portfolio performance summary

What worked

•	Stock selection in the Fund had some successes. During the period, Bank of New York Mellon, Exxon Mobil and Amazon.com(1) were among our top performers. (For details, see “Portfolio Highlights.”)

•

Several industry positions contributed positively to Fund returns. These included overweights to oil services and electric utilities, as well as an underweight to specialty retailers relative to the Index.

•

The Fund’s overweight to oil services was the largest industry group gain during the period. Years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, is expected to provide above-average earnings and cash flow growth in the energy sector. A shortage of equipment and people to develop, maintain and service rigs, especially in offshore environments, in our view, will support a long cycle of pricing power driving a sustainable cycle of worldwide drilling and infrastructure spending.

•

The Fund’s overweight to electric utilities was a positive contributor to performance. We have viewed the utility opportunity as fourfold: First, unregulated nuclear power plants are the low-cost providers in a high-rate environment. Second, regulated coal plants are the low-cost coal providers. If there is a carbon tax, the regulated plants can pass that on to consumers. Third, transmission is an underbuilt area that is generally regulated by the Federal Energy Regulatory Commission (FERC). FERC is providing attractive incentives for a build-out of the nation’s electric transmission system, and utilities get much better pricing under FERC regulation. Fourth, gas infrastructure build—including pipelines and liquid natural gas terminals—generates high returns.

•

The Fund’s underweight to specialty retailers helped Fund performance, as well. This strategy was consistent with our belief that the consumer sectors may continue to face difficulty in a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is weighing heavily on the consumer. A crisis in consumer confidence led to underperformance by consumer discretionary names, with the retailing segment among the hardest hit. As specialty retailers lagged during the period, we benefited from reduced exposure to these stocks.

What didn’t work

•	Overall, stock selection was the biggest detractor from Fund performance. During the period, Sprint Nextel, Symantec and Wyeth underperformed. (For details, see “Portfolio Highlights.”)

(1)	This position was not held by the Fund as of December 31, 2007.

62

UBS U.S. Large Cap Equity Relationship Fund

•	Industry selection held us back, as well. While the subprime crisis has had a negative impact on balance sheet strength, we find banks very attractive at current levels.

•

The Fund’s overweight to banks had the biggest negative impact on performance over the period. Though these stocks did not perform as well as we expected, we continue to overweight banks. The investment banking cycle in the US is entering the mature phase. Their attractiveness, in our opinion, remains, but comes from more global sources, and we believe these companies should continue to derive attractive growth and returns from these platforms. Additionally, we expect merger and acquisition activity to continue for the next few years.

•

An underweight to energy reserves contributed to the Fund’s underperformance. Energy stocks have continued their very strong performance. Oil prices have been volatile. They are near all-time highs, and continue to be well above our normal assumptions. As demand normalizes, non-OPEC supply continues to grow and major capacity expansions in OPEC come online, we believe concerns over OPEC spare capacity will lessen. Key swing factors will continue to be demand growth in China and the US. We believe that as oil prices normalize at lower levels than where we are today, energy stock prices in general will underperform other segments of the US equity market, which is why we are underweight the sector.

•	The Fund was underweighted to defense and aerospace stocks. Our underweight to this area was driven off of unattractive valuations, not any underlying fundamental weakness of the sector.

Portfolio Highlights

•

Bank of New York Mellon was the top performing stock position for the period. The company’s shares traded higher after the Federal Reserve decided to hold off on additional rate hikes. Mellon continues to provide a wide array of products and services, and has recently announced additional retail product offerings. We believe the bank can achieve above-market revenue and earnings growth. Combining with Bank of New York has made the company one of the top custody service providers for institutional investors, and created one of the largest asset managers.

•

Exxon Mobil contributed to Fund performance during the period. Shares rose after the company was upgraded and crude oil prices crossed $100 per barrel. Exxon Mobil is the most consistent company among the large-cap integrated oils group worldwide. Capital discipline has long been the hallmark of Exxon.

•

Amazon.com was a positive performer during the period. The market continues to reward the online retailer. The company is beginning to mine the incredible infrastructure that made its empire so vast and scalable. In addition to helping other entrepreneurs make their own businesses more robust, Amazon.com saw that the money it invested in its own technological infrastructure could also be a source of recurring revenue. The company’s stock price was boosted when it released its on-line digital music business during the period.

•

Sprint Nextel detracted from the Fund’s performance. Though the stock underperformed after a management change, we believe the new leadership will make the operating adjustments necessary to allow the combined company to emerge as a differentiated wireless service provider. We believe the merged company will improve its network quality and customer service, and these enhancements should result in lower customer churn. Though the merger integration has resulted in a larger number of customer losses than expected, we expect the merger to yield significant long-term benefits to the combined company.

63

UBS U.S. Large Cap Equity Relationship Fund

•

Symantec, a security software maker, detracted from Fund performance as shares fell over 9% in December. The producer of the popular Norton anti-virus software is facing an increasingly difficult product landscape and higher competition for market share. We remain confident in our position, as the performance of the company is solid and in line with our thesis. Symantec’s revenues and bookings are steadily growing, the balance sheet is improving on a year-over-year basis, and cash flow generation is strong.

•

Wyeth shares detracted from Fund performance. The Food and Drug Administration declined to approve the company’s planned successor to its blockbuster antidepressant Effexor XR, which loses patent protection in 2008. We continue to hold a position in the stock and believe that among big pharmaceutical companies, Wyeth faces the fewest patent expirations over the next five years. Furthermore, the company derives approximately 35% of revenues from the sale of biotechnology products, where a regulatory pathway for generic drug approval has not yet been defined.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

64

UBS U.S. Large Cap Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07
UBS U.S. Large Cap Equity Relationship Fund	1.95%	14.16%	7.43%
Russell 1000 Index(1)	5.77	13.43	6.20

(1)	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large Cap Equity Relationship Fund and the Russell 1000 Index over the 10 years ended December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

65

UBS U.S. Large Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Exelon Corp.	3.4%
General Electric Co.	3.3
Intel Corp.	3.1
Wells Fargo & Co.	2.8
Citigroup, Inc.	2.7
Morgan Stanley	2.6
Microsoft Corp.	2.4
Wyeth	2.3
Allergan, Inc.	2.2
Merck & Co., Inc.	2.1
Total	26.9%

Industry diversification (unaudited)

As a percentage of net assets As of December 31, 2007

Equities
Air freight & logistics	1.56%
Auto components	3.15
Automobiles	0.45
Beverages	1.59
Biotechnology	2.72
Building products	1.59
Capital markets	4.96
Commercial banks	5.27
Computers & peripherals	1.82
Consumer finance	0.61
Diversified financial services	3.80
Diversified telecommunication services	1.55
Electric utilities	4.94
Energy equipment & services	2.87
Food & staples retailing	2.18
Health care equipment & supplies	1.43
Health care providers & services	2.38
Hotels, restaurants & leisure	2.08
Household durables	0.84
Industrial conglomerates	3.25
Insurance	2.73
Life sciences tools & services	0.70
Machinery	3.25
Media	5.61
Multi-utilities	1.68
Multiline retail	0.83
Oil, gas & consumable fuels	5.36
Pharmaceuticals	9.72
Road & rail	2.65
Semiconductors & semiconductor equipment	6.26
Software	5.05
Specialty retail	0.27
Textiles, apparel & luxury goods	0.51
Thrifts & mortgage finance	1.24
Wireless telecommunication services	1.60

Total equities	96.50
Short-term investments	3.92

Total investments	100.42
Liabilities, in excess of cash and other assets	(0.42)

Net assets	100.00%

66

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — 96.50%
Air freight & logistics — 1.56%
FedEx Corp.	81,600	$7,276,272

Auto components — 3.15%
BorgWarner, Inc.	143,000	6,922,630
Johnson Controls, Inc.	215,900	7,781,036

		14,703,666

Automobiles — 0.45%
Harley-Davidson, Inc.	45,400	2,120,634

Beverages — 1.59%
Anheuser-Busch Cos., Inc.	67,700	3,543,418
Constellation Brands, Inc., Class A*	164,100	3,879,324

		7,422,742

Biotechnology — 2.72%
Amgen, Inc.*	31,400	1,458,216
Cephalon, Inc.*	27,100	1,944,696
Genzyme Corp.*	124,500	9,267,780
Millennium Pharmaceuticals, Inc.*	3,700	55,426

		12,726,118

Building products — 1.59%
Masco Corp.	343,500	7,423,035

Capital markets — 4.96%
Bank of New York Mellon Corp.	202,100	9,854,396
Blackstone Group LP	49,231	1,089,482
Morgan Stanley	230,300	12,231,233

		23,175,111

Commercial banks — 5.27%
City National Corp.	30,600	1,822,230
Fifth Third Bancorp	241,000	6,056,330
PNC Financial Services Group, Inc.	53,500	3,512,275
Wells Fargo & Co.	438,800	13,247,372

		24,638,207

Computers & peripherals — 1.82%
Dell, Inc.*	177,800	4,357,878
Lexmark International, Inc., Class A*	45,800	1,596,588
Network Appliance, Inc.*	102,000	2,545,920

		8,500,386

Consumer finance — 0.61%
Discover Financial Services	189,200	2,853,136

Diversified financial services — 3.80%
Citigroup, Inc.	421,813	12,418,175
JPMorgan Chase & Co.	122,600	5,351,490

		17,769,665

Diversified telecommunication services — 1.55%
AT&T, Inc.	174,200	7,239,752

Electric utilities — 4.94%
American Electric Power Co., Inc.	96,600	4,497,696
Exelon Corp.	195,900	15,993,276
Northeast Utilities	11,600	363,196
Pepco Holdings, Inc.	75,500	2,214,415

		23,068,583

	Shares	Value
Energy equipment & services — 2.87%
ENSCO International, Inc.	63,400	$3,779,908
Halliburton Co.	254,300	9,640,513

		13,420,421

Food & staples retailing — 2.18%
Costco Wholesale Corp.	65,400	4,562,304
SYSCO Corp.	179,600	5,605,316

		10,167,620

Health care equipment & supplies — 1.43%
Medtronic, Inc.	132,700	6,670,829

Health care providers & services — 2.38%
DaVita, Inc.*	27,000	1,521,450
Medco Health Solutions, Inc.*	55,900	5,668,260
UnitedHealth Group, Inc.	67,300	3,916,860

		11,106,570

Hotels, restaurants & leisure — 2.08%
Carnival Corp.	158,000	7,029,420
Royal Caribbean Cruises, Ltd.	63,800	2,707,672

		9,737,092

Household durables — 0.84%
Fortune Brands, Inc.	54,400	3,936,384

Industrial conglomerates — 3.25%
General Electric Co.	410,200	15,206,114

Insurance — 2.73%
Aflac, Inc.	113,700	7,121,031
Hartford Financial Services Group, Inc.	52,200	4,551,318
Principal Financial Group, Inc.	16,100	1,108,324

		12,780,673

Life sciences tools & services — 0.70%
Millipore Corp.*	19,200	1,405,056
Pharmaceutical Product Development, Inc.	46,800	1,889,316

		3,294,372

Machinery — 3.25%
Illinois Tool Works, Inc.	180,900	9,685,386
PACCAR, Inc.	101,350	5,521,548

		15,206,934

Media — 5.61%
Comcast Corp., Class A*	214,100	3,909,466
Interpublic Group of Cos., Inc.*	354,500	2,874,995
McGraw-Hill Cos., Inc.	47,800	2,094,118
News Corp., Class A	221,600	4,540,584
Omnicom Group, Inc.	109,200	5,190,276
R.H. Donnelley Corp.*	87,792	3,202,652
Viacom, Inc., Class B*	100,400	4,409,568

		26,221,659

Multi-utilities — 1.68%
NiSource, Inc.	115,200	2,176,128
Sempra Energy	91,600	5,668,208

		7,844,336

Multiline retail — 0.83%
Target Corp.	77,600	3,880,000

67

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — (concluded)
Oil, gas & consumable fuels — 5.36%
Chevron Corp.	39,100	$3,649,203
EOG Resources, Inc.	80,300	7,166,775
Exxon Mobil Corp.	52,000	4,871,880
Patriot Coal Corp.*	6,880	287,171
Peabody Energy Corp.	146,900	9,054,916

		25,029,945

Pharmaceuticals — 9.72%
Allergan, Inc.	162,200	10,419,728
Bristol-Myers Squibb Co.	113,000	2,996,760
Johnson & Johnson	130,074	8,675,936
Merck & Co., Inc.	170,600	9,913,566
Schering-Plough Corp.	95,600	2,546,784
Wyeth	245,600	10,853,064

		45,405,838

Road & rail — 2.65%
Burlington Northern Santa Fe Corp.	113,600	9,454,928
Ryder System, Inc.	62,100	2,919,321

		12,374,249

Semiconductors & semiconductor equipment — 6.26%
Analog Devices, Inc.	233,500	7,401,950
Intel Corp.	540,400	14,407,064
Linear Technology Corp.	106,400	3,386,712
Xilinx, Inc.	185,600	4,059,072

		29,254,798

Software — 5.05%
Intuit, Inc.*	113,600	3,590,896
Microsoft Corp.	319,700	11,381,320
Red Hat, Inc.*	69,400	1,446,296
Symantec Corp.*	446,240	7,202,314

		23,620,826

	Shares	Value
Specialty retail — 0.27%
Chico’s FAS, Inc.*	138,500	$1,250,655

Textiles, apparel & luxury goods — 0.51%
Coach, Inc.*	78,400	2,397,472

Thrifts & mortgage finance — 1.24%
Freddie Mac	169,800	5,785,086

Wireless telecommunication services — 1.60%
Sprint Nextel Corp.	567,686	7,453,717

Total equities (cost $439,637,205)		450,962,897

Short-term investments — 3.92%
Other — 3.79%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(1),(2) (cost $17,705,424)	17,705,424	17,705,424

	Face amount
US government obligations — 0.13%
US Treasury Bills, 3.16%, due 06/19/08(3),(4) (cost $623,701)	$633,000	623,290

Total short-term investments (cost $18,329,125)		18,328,714

Total investments — 100.42% (cost $457,966,330)		469,291,611
Liabilities, in excess of cash and other assets — (0.42)%		(1,959,236)

Net assets — 100.00%		$467,332,375

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $457,966,330; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$48,854,115
Gross unrealized depreciation	(37,528,834)

Net unrealized appreciation	$11,325,281

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2007.
(3)	The rate shown is the effective yield at the date of purchase.
(4)	This security was delivered to cover margin requirements for futures contracts.

68

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments December 31, 2007

Futures contracts

UBS U.S. Large Cap Equity Relationship Fund had the following open futures contracts as of December 31, 2007:

	Expiration date	Cost	Value	Unrealized depreciation
Index futures buy contracts:
S&P 500 Index, 29 contracts (USD)	March 2008	$10,718,139	$10,709,700	$(8,439)

The segregated aggregate market value of investments delivered to cover margin requirements for the open futures positions at December 31, 2007 was $623,290.

Currency type abbreviation:

USD	United States Dollar

See accompanying notes to financial statements.	69

UBS Large Cap Growth Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS Large Cap Growth Equity Relationship Fund (the “Fund”) returned 17.72%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), returned 11.81%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s outperformance was due largely to stock selection. Industry positioning was also beneficial to performance, albeit to a lesser extent.

Portfolio performance summary

What worked

•

Stock selection was the main engine driving the Fund’s outperformance. During the period, Apple, MasterCard, Wynn Resorts, Express Scripts, International Game Technology and Las Vegas Sands Corp. were among our top performers. (For details, see “Portfolio Highlights.”)

•

Stock selection in hotels and leisure produced some of our strongest results. As a whole, the hotel and leisure industry, along with other consumer discretionary industries, suffered during the period, and the Fund’s overweight to this group hurt performance. However, strong stock selection in this area more than made up for this, resulting in an overall positive contribution to performance. In particular, we saw strong returns from our positions in Wynn Resorts and Las Vegas Sands Corp., as well as from International Game Technology. We continue to have conviction in the names we hold.

•	In computers and peripherals, Apple performed strongly, ultimately turning in the strongest performance over the period.

•

Our bottom-up security selection process resulted in industry weights that contributed positively to returns. These included underweights to specialty retailers and department stores, as well as overweights to energy reserves and Internet stocks, relative to the Index.

•

The Fund’s underweight to specialty retailers was a solid contributor to performance. This strategy was consistent with our belief that the consumer sectors may continue to face difficulty in a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is weighing heavily on the consumer. Falling consumer confidence led to underperformance by consumer discretionary names, with the auto and retailer segments among the hardest hit. As specialty retailers lagged during the period, the Fund benefited from reduced exposure to these stocks.

•

In energy, an overweight produced positive results. Years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, is expected to provide above-average earnings and cash flow growth in the energy sector. A shortage of equipment and people to develop, maintain and service rigs, especially in offshore environments, in our view, will support a long-term cycle of pricing power. We also believe this will drive a sustainable cycle of worldwide drilling and infrastructure spending.

At the stock level, energy reserves stocks, including Apache Corp., and oil services stocks, such as Weatherford International, generated positive returns.

70

UBS Large Cap Growth Equity Relationship Fund

•

Our positions in Internet companies helped performance. The market weakness provided us with the opportunity to increase the Fund’s exposure to these stocks at attractive prices. We are focused on companies that have excellent growth prospects, attractive risk/reward profiles, and strong prospects for above-average free cash flow yield and growth rates. We increased the Fund’s exposure to both elite growth as well as classic growth companies. Specific stocks that generated positive results included Google and eBay.

What didn’t work

•	Select stock positions detracted from performance during the year. In particular, Genentech, Monster Worldwide(1), McGraw Hill Companies, Broadcom and ITT Educational Services hurt performance.

•

Both an underweight to semiconductors and select stock positions within this group negatively affected returns during the period. This group as a whole performed strongly over the period, and the Fund’s performance was dampened by both our underweight to Intel and overweight to Broadcom.

•

The Fund’s overweight to financial services firms detracted from performance. Financials had an exceptionally difficult time in the face of an unprecedented credit crisis and were, on average, among the worst performers across indexes. Credit concerns fuelled a move away from financials, whose stock prices declined. Investors flocked instead to areas of the market perceived to be less sensitive to tightening credit.

Portfolio Highlights

•	Apple Inc shares appreciated during the year, reflecting increased optimism surrounding continued share gains in the portable music, phone and PC categories.

•

MasterCard was one of the top contributors to performance during the period. The company’s performance has reflected expectations that the company should continue to benefit from the shift from cash to plastic, and from increased cross-border transactions. In addition, the company’s cost growth should remain below revenue growth. We expect the market for card association fees to double in approximately eight years due to the global growth of consumer credit and global wealth creation. MasterCard is poised to benefit from these trends, as the credit card network industry is a natural oligopoly.

•

Wynn Resorts is a developer, owner and operator of destination casino resorts. Its stock price increased as the market embraced the full earnings power of the company. Wynn’s Macau property and Las Vegas property continue to exceed expectations. Additionally, Wynn has an extensive list of plans for future projects, including Encore Las Vegas, Diamond Suites at Wynn Macau, a 52-acre site in Cotai and development of a 142-acre Las Vegas golf course. We believe that Wynn is also well-positioned to participate in potential new gaming jurisdictions that may arise.

(1)	This position was not held by the Fund as of December 31, 2007.

71

UBS Large Cap Growth Equity Relationship Fund

•

Genentech was one of our biggest disappointments for the year. An FDA panel considering the approval of Avastin for metastatic breast cancer narrowly voted against approval (5-4). We believe the company’s current stock price does not accurately reflect its long-term prospects.

•

Monster Worldwide is an online advertiser of job listings. The company’s services allow its corporate clients to reach the widest possible audience when trying to fill a position. Monster Worldwide benefits from a high incremental margin model and secular growth in its US and international markets as help wanted advertising shifts away from newspapers toward the Internet. Its stock reacted negatively to macro data that the US services market is slowing, and this hampered the Fund’s performance. This position was no longer held as of period end.

•

McGraw Hill is a global information services company that provides credit ratings, financial index products, textbooks, educational services, television broadcasting, and media content. The stock underperformed the market during the year on concerns about the degree of slowdown in revenue growth from rating leveraged loans, high yield bonds, collateralized debt obligations and subprime residential mortgage backed securities given the turmoil in the capital markets. The prospect of upcoming regulatory hearings and litigation that could materially impair the profitability of McGraw Hill’s credit rating business as a result of the company’s poor structured credit ratings performance hurt the stock as well.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

72

UBS U.S. Large Cap Growth Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	Inception 11/07/05(1) to 12/31/07
UBS U.S. Large Cap Growth Equity Relationship Fund	17.72%	12.48%
Russell 1000 Growth Index(2)	11.81	10.78

(1)	Performance inception date of UBS U.S. Large Cap Growth Equity Relationship Fund.

(2)	The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large Cap Growth Equity Relationship Fund and the Russell 1000 Growth Index from November 7, 2005, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

73

UBS U.S. Large Cap Growth Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Google, Inc., Class A	4.8%
Apple, Inc.	4.7
MasterCard, Inc., Class A	4.0
Microsoft Corp.	3.9
Allergan, Inc.	3.4
Praxair, Inc.	3.2
International Game Technology	2.8
Cisco Systems, Inc.	2.7
Schlumberger Ltd.	2.7
United Technologies Corp.	2.6
Total	34.8%

Industry diversification (unaudited)

As a percentage of net assets As of December 31, 2007

Aerospace & defense	4.52%
Beverages	0.78
Biotechnology	1.78
Capital markets	3.25
Chemicals	3.22
Communications equipment	6.68
Computers & peripherals	5.88
Diversified consumer services	1.63
Electric utilities	1.32
Electrical equipment	1.42
Energy equipment & services	4.78
Food products	0.62
Health care equipment & supplies	5.88
Health care providers & services	7.25
Hotels, restaurants & leisure	7.17
Household products	1.08
Industrial conglomerates	0.74
Internet software & services	7.07
IT services	4.96
Machinery	0.84
Media	1.40
Metals & mining	0.92
Oil, gas & consumable fuels	5.42
Pharmaceuticals	5.67
Real estate management & development	0.17
Road & rail	1.55
Semiconductors & semiconductor equipment	3.63
Software	4.46
Specialty retail	3.25
Wireless telecommunication services	0.91

Total equities	98.25
Short-term investment	1.71
Investment of cash collateral from securities loaned	6.63

Total investments	106.59
Liabilities, in excess of cash and other assets	(6.59)

Net assets	100.00%

74

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — 98.25%
Aerospace & defense — 4.52%
Boeing Co.	35,400	$3,096,084
General Dynamics Corp.	40,300	3,586,297
Precision Castparts Corp.	11,300	1,567,310
United Technologies Corp.	141,300	10,815,102

		19,064,793

Beverages — 0.78%
PepsiCo, Inc.	43,300	3,286,470

Biotechnology — 1.78%
Genentech, Inc.*	112,100	7,518,547

Capital markets — 3.25%
BlackRock, Inc.(1)	8,300	1,799,440
Goldman Sachs Group, Inc.	28,900	6,214,945
Morgan Stanley	107,000	5,682,770

		13,697,155

Chemicals — 3.22%
Praxair, Inc.	153,200	13,590,372

Communications equipment — 6.68%
Cisco Systems, Inc.*	421,400	11,407,298
QUALCOMM, Inc.	258,200	10,160,170
Research In Motion Ltd.*	58,300	6,611,220

		28,178,688

Computers & peripherals — 5.88%
Apple, Inc.*	100,600	19,926,848
EMC Corp.*	263,200	4,877,096

		24,803,944

Diversified consumer services — 1.63%
ITT Educational Services, Inc., Class A*	80,500	6,864,235

Electric utilities — 1.32%
Exelon Corp.	68,400	5,584,176

Electrical equipment — 1.42%
Rockwell Automation, Inc.	86,700	5,978,832

Energy equipment & services — 4.78%
Schlumberger Ltd.	115,000	11,312,550
Weatherford International Ltd.*	129,000	8,849,400

		20,161,950

Food products — 0.62%
Campbell Soup Co.	73,500	2,626,155

Health care equipment & supplies — 5.88%
Alcon, Inc.	54,100	7,738,464
Baxter International, Inc.	134,500	7,807,725
Becton, Dickinson & Co.	86,100	7,196,238
Zimmer Holdings, Inc.*	30,900	2,044,035

		24,786,462

Health care providers & services — 7.25%
Express Scripts, Inc.*	85,500	6,241,500
Laboratory Corp. of America Holdings*(1)	140,400	10,604,412
Medco Health Solutions, Inc.*	54,500	5,526,300
Quest Diagnostics, Inc.(1)	122,600	6,485,540
UnitedHealth Group, Inc.	29,300	1,705,260

		30,563,012

	Shares	Value
Hotels, restaurants & leisure — 7.17%
International Game Technology	266,500	$11,707,345
Las Vegas Sands Corp.*	29,300	3,019,365
Starbucks Corp.*	238,300	4,878,001
Wynn Resorts Ltd.	94,800	10,629,924

		30,234,635

Household products — 1.08%
Procter & Gamble Co.	62,200	4,566,724

Industrial conglomerates — 0.74%
General Electric Co.	84,300	3,125,001

Internet software & services — 7.07%
eBay, Inc.*	288,500	9,575,315
Google, Inc., Class A*	29,300	20,260,364

		29,835,679

IT services — 4.96%
Automatic Data Processing, Inc.	92,400	4,114,572
MasterCard, Inc., Class A(1)	78,010	16,787,752

		20,902,324

Machinery — 0.84%
Manitowoc Co., Inc.	72,400	3,535,292

Media — 1.40%
McGraw-Hill Cos., Inc.	69,300	3,036,033
News Corp., Class A	139,700	2,862,453

		5,898,486

Metals & mining — 0.92%
Freeport-McMoRan Copper & Gold, Inc.	37,700	3,861,988

Oil, gas & consumable fuels — 5.42%
Apache Corp.	32,200	3,462,788
ConocoPhillips	61,100	5,395,130
Consol Energy, Inc.	49,100	3,511,632
Range Resources Corp.	57,000	2,927,520
Southwestern Energy Co.*	47,900	2,668,988
XTO Energy, Inc.	95,425	4,901,028

		22,867,086

Pharmaceuticals — 5.67%
Abbott Laboratories	43,300	2,431,295
Allergan, Inc.	220,300	14,152,072
Johnson & Johnson	110,100	7,343,670

		23,927,037

Real estate management & development — 0.17%
CB Richard Ellis Group, Inc., Class A*(1)	32,300	696,065

Road & rail — 1.55%
Burlington Northern Santa Fe Corp.	78,600	6,541,878

Semiconductors & semiconductor equipment — 3.63%
Broadcom Corp., Class A*	206,550	5,399,217
Intel Corp.	178,800	4,766,808
Microchip Technology, Inc.	163,100	5,124,602

		15,290,627

Software — 4.46%
Adobe Systems, Inc.*	59,800	2,555,254
Microsoft Corp.	456,600	16,254,960

		18,810,214

75

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — (concluded)
Specialty retail — 3.25%
Abercrombie & Fitch Co.	41,300	$3,302,761
American Eagle Outfitters, Inc.	178,700	3,711,599
J. Crew Group, Inc.*(1)	138,500	6,677,085

		13,691,445

Wireless telecommunication services — 0.91%
American Tower Corp., Class A*	66,300	2,824,380
Sprint Nextel Corp.	76,100	999,193

		3,823,573

Total equities (cost $372,044,566)		414,312,845

	Shares	Value
Short-term investment — 1.71%
Investment company — 1.71%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(2),(3) (cost $7,199,326)	7,199,326	$7,199,326

Investment of cash collateral from securities loaned — 6.63%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(2),(3) (cost $27,964,723)	27,964,723	27,964,723

Total investments — 106.59% (cost $407,208,615)		449,476,894
Liabilities, in excess of cash and other assets — (6.59)%		(27,774,291)

Net assets — 100.00%		$421,702,603

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $407,208,615; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$55,863,681
Gross unrealized depreciation	(13,595,402)

Net unrealized appreciation	$42,268,279

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at December 31, 2007.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2007.

76	See accompanying notes to financial statements.

UBS U.S. Large-Cap Value Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS U.S. Large-Cap Value Equity Relationship Fund (the “Fund”) returned 1.25%, while the Fund’s benchmark, the Russell 1000 Value Index (the “Index”), declined 0.17%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s outperformance during the period was largely attributable to the Fund’s industry positions, as well as good stock selection.

Portfolio performance summary

What worked

•	Stock selection in the Fund had some successes. During the period, Medco Health Solutions, Northern Trust Corp. and BorgWarner were among our top performers. (For details, see “Portfolio Highlights.”)

•	Several industry overweights contributed positively to returns. These included large positions in oil services, electric utilities, and motor vehicles and parts stocks relative to the Index.

•

The Fund’s overweight to oil services stocks was the largest positive contributor to performance. Though we are underweight the energy sector (see “What didn’t work” for more on this), we believe opportunities exist within oil services, as several years of above mid-cycle oil prices lead to increased spending by major integrated oils, independent exploration and production companies, and national oil companies.

•

An overweight to electric utilities drove performance, as well. Over the last few years, utilities have been among the hardest-working sectors. We view the utility opportunity as fourfold: First, unregulated nuclear power plants are the low-cost providers in a high-rate environment. Second, regulated coal plants are the low-cost coal providers. If there is a carbon tax, the regulated plants can pass that on to consumers. Third, transmission is an underbuilt area that is generally regulated by the Federal Energy Regulatory Commission (FERC). FERC is providing attractive incentives for buildout of transmission, and utilities get much better pricing under FERC regulation. Fourth, gas infrastructure build—including pipelines and liquid natural gas terminals—generates high returns.

•

The Fund overweighted motor vehicles and parts companies. This area provided us with what we viewed to be an excellent opportunity, as the parts companies were, in our opinion, much better positioned relative to the US auto manufacturers.

What didn’t work

•	Stock selection detracted slightly from Fund performance. During the period, Sprint Nextel, Symantec and FedEx underperformed. (For details, see “Portfolio Highlights.”)

•	Industry selection held us back, as well. In particular, the Fund’s underweights to energy reserves and oil refining stocks, and its overweight to banks, detracted from performance.

•

Underweights to energy stocks, particularly energy reserves and oil refiners, had the biggest negative impact on performance over the period. Energy stocks have continued their very strong performance. Oil prices have been volatile. They are near all-time highs, and continue to be well above our normal assumptions. As demand normalizes, non-OPEC supply continues to grow and major capacity expansions in OPEC come online, we believe concerns over OPEC spare capacity will lessen. A key swing factor will continue to be demand growth in China and the US. We believe that as oil prices normalize at lower levels than where we are today, energy stock prices in general will underperform other segments of the US equity market, which is why we are underweight the sector.

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UBS U.S. Large-Cap Value Equity Relationship Fund

•

Our large overweight to banks contributed to the Fund’s underperformance. Though these stocks did not perform as well as we expected, we continue to overweight banks. The investment banking cycle in the U.S. is entering the mature phase. Their attractiveness, in our opinion, remains, but comes from more global sources, and we believe these companies should continue to derive attractive growth and returns from these platforms. While the subprime crisis had a negative impact on balance sheet strength, we find banks very attractive at current levels.

Portfolio Highlights

•

Medco Health Solutions contributed to Fund performance in the period. We believe the company is positioned to benefit from several favorable trends affecting the pharmacy benefit management industry. Specifically, Medco Health is looking to increase its generic penetration as patents expire, and also to pursue continued growth in the mail order pharmacy and specialty pharmacy business. The company is well positioned in this industry, given the pressures on competitors due to acquisitions.

•

Northern Trust contributed to Fund performance, as well. Northern Trust is a well-diversified investment management, custody and administration, and private banking company that we believe will continue to grow revenue through high client service and expertise. We continue to overweight Northern Trust in the portfolio.

•

BorgWarner traded higher during the period. The company said its third-quarter profit more than doubled on strong global demand for fuel-efficient engine and drivetrain technology. Additionally, BorgWarner said that it anticipates $1.95 billion in new powertrain business between 2008 and 2010 on increased demand for items including turbochargers and dual-clutch transmission technology. The forecast is a 15% increase over its prior three-year new business figures.

•

Sprint Nextel was the largest stock-specific detractor for the period. Though the stock underperformed after a management change, we believe the new leadership will make the operating adjustments necessary to allow the combined company to emerge as a differentiated wireless service provider. We believe the merged company will improve its network quality and customer service, and these enhancements will result in lower customer churn. Though the merger integration has resulted in a larger number of customer losses than expected, we expect the merger to yield significant long-term benefits to the combined company.

•

Symantec, a security software maker, detracted from Fund performance as shares fell over 9% in December. The producer of the popular Norton anti-virus software is facing an increasingly difficult product landscape and higher competition for market share. We remain confident in our position, as the performance of the company is solid and in line with our thesis. Symantec’s revenues and bookings are steadily growing, the balance sheet is improving on a year-over-year basis, and cash flow generation is strong.

•

FedEx hindered the Fund’s performance after the company announced a 5.5% increase in its Freight rates, after increasing FedEx Express and FedEx Ground rates. The market worries that FedEx may have to pay back taxes in the amount of $319 million due to the tax classification of the company’s drivers. We remain confident that the fundamentals are intact despite recent price weakness. We believe the market consensus is overlooking FedEx’s growth potential and cash flow-generating potential, and we are long the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

78

UBS U.S. Large-Cap Value Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	5 years ended 12/31/07	Inception 06/25/98(1) to 12/31/07
UBS U.S. Large-Cap Value Equity Relationship Fund	1.25%	15.15%	8.56%
Russell 1000 Value Index(2)	-0.17	14.63	6.84

(1)	Performance inception date of UBS U.S. Large-Cap Value Equity Relationship Fund.

(2)	The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large-Cap Value Equity Relationship Fund and the Russell 1000 Value Index from June 25, 1998, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

79

UBS U.S. Large-Cap Value Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
General Electric Co.	5.3%
Exxon Mobil Corp.	4.3
Chevron Corp.	4.0
Wells Fargo & Co.	3.9
Citigroup, Inc.	3.5
Morgan Stanley	3.4
Exelon Corp.	3.3
Merck & Co., Inc.	2.8
AT&T, Inc.	2.7
Bank of New York Mellon Corp.	2.4
Total	35.6%

Industry diversification (unaudited)

As a percentage of net assets As of December 31, 2007

Equities
Aerospace & defense	1.99%
Air freight & logistics	1.48
Auto components	3.97
Automobiles	0.62
Beverages	2.01
Biotechnology	0.55
Building products	1.39
Capital markets	7.46
Commercial banks	7.57
Consumer finance	0.79
Diversified financial services	7.32
Diversified telecommunication services	2.67
Electric utilities	7.75
Energy equipment & services	3.28
Food & staples retailing	1.01
Health care providers & services	2.48
Hotels, restaurants & leisure	1.80
Household durables	0.87
Industrial conglomerates	5.32
Insurance	3.28
Machinery	3.56
Media	4.68
Multi-utilities	1.80
Oil, gas & consumable fuels	10.33
Pharmaceuticals	7.97
Road & rail	2.12
Software	1.65
Thrifts & mortgage finance	1.26
Wireless telecommunication services	1.88

Total equities	98.86
Short-term investment	1.89

Total investments	100.75
Liabilities, in excess of cash and other assets	(0.75)

Net assets	100.00%

80

UBS U.S. Large-Cap Value Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — 98.86%
Aerospace & defense — 1.99%
Lockheed Martin Corp.	8,400	$884,184
Northrop Grumman Corp.	17,100	1,344,744

		2,228,928

Air freight & logistics — 1.48%
FedEx Corp.	18,500	1,649,645

Auto components — 3.97%
BorgWarner, Inc.	41,800	2,023,538
Johnson Controls, Inc.	67,100	2,418,284

		4,441,822

Automobiles — 0.62%
Harley-Davidson, Inc.	14,800	691,308

Beverages — 2.01%
Anheuser-Busch Cos., Inc.	26,500	1,387,010
Constellation Brands, Inc., Class A*	36,300	858,132

		2,245,142

Biotechnology — 0.55%
Cephalon, Inc.*	8,500	609,960

Building products — 1.39%
Masco Corp.	72,100	1,558,081

Capital markets — 7.46%
Bank of New York Mellon Corp.	56,100	2,735,436
Morgan Stanley	71,300	3,786,743
Northern Trust Corp.	23,700	1,814,946

		8,337,125

Commercial banks — 7.57%
City National Corp.	9,200	547,860
Fifth Third Bancorp	77,700	1,952,601
PNC Financial Services Group, Inc.	24,700	1,621,555
Wells Fargo & Co.	143,800	4,341,322

		8,463,338

Consumer finance — 0.79%
Discover Financial Services	58,150	876,902

Diversified financial services — 7.32%
Bank of America Corp.	36,332	1,499,058
Citigroup, Inc.	134,659	3,964,361
JPMorgan Chase & Co.	62,200	2,715,030

		8,178,449

Diversified telecommunication services — 2.67%
AT&T, Inc.	71,900	2,988,164

Electric utilities — 7.75%
American Electric Power Co., Inc.	49,200	2,290,752
Exelon Corp.	44,700	3,649,308
Northeast Utilities	50,300	1,574,893
Pepco Holdings, Inc.	39,200	1,149,736

		8,664,689

Energy equipment & services — 3.28%
ENSCO International, Inc.	19,100	1,138,742
Halliburton Co.	66,700	2,528,597

		3,667,339

	Shares	Value
Food & staples retailing — 1.01%
Costco Wholesale Corp.	16,200	$1,130,112

Health care providers & services — 2.48%
Medco Health Solutions, Inc.*	21,900	2,220,660
UnitedHealth Group, Inc.	9,500	552,900

		2,773,560

Hotels, restaurants & leisure — 1.80%
Carnival Corp.	45,100	2,006,499

Household durables — 0.87%
Fortune Brands, Inc.	13,500	976,860

Industrial conglomerates — 5.32%
General Electric Co.	160,500	5,949,735

Insurance — 3.28%
Aflac, Inc.	25,700	1,609,591
Hartford Financial Services Group, Inc.	20,500	1,787,395
Principal Financial Group, Inc.	3,900	268,476

		3,665,462

Machinery — 3.56%
Illinois Tool Works, Inc.	47,100	2,521,734
PACCAR, Inc.	26,650	1,451,892

		3,973,626

Media — 4.68%
Comcast Corp., Class A*	57,300	1,046,298
Interpublic Group of Cos., Inc.*	86,700	703,137
News Corp., Class A	59,300	1,215,057
Omnicom Group, Inc.	32,500	1,544,725
R.H. Donnelley Corp.*	19,700	718,656

		5,227,873

Multi-utilities — 1.80%
NiSource, Inc.	37,400	706,486
Sempra Energy	21,100	1,305,668

		2,012,154

Oil, gas & consumable fuels — 10.33%
Chevron Corp.	48,300	4,507,839
Exxon Mobil Corp.	50,800	4,759,452
Patriot Coal Corp.*	1,680	70,123
Peabody Energy Corp.	35,800	2,206,712

		11,544,126

Pharmaceuticals — 7.97%
Bristol-Myers Squibb Co.	27,500	729,300
Johnson & Johnson	36,900	2,461,230
Merck & Co., Inc.	52,900	3,074,019
Wyeth	59,700	2,638,143

		8,902,692

Road & rail — 2.12%
Burlington Northern Santa Fe Corp.	28,500	2,372,055

Software — 1.65%
Symantec Corp.*	114,100	1,841,574

Thrifts & mortgage finance — 1.26%
Freddie Mac	41,300	1,407,091

81

UBS U.S. Large-Cap Value Equity Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Equities — (concluded)
Wireless telecommunication services — 1.88%
Sprint Nextel Corp.	160,281	$2,104,490

Total equities (cost $89,502,287)		110,488,801

Short-term investment — 1.89%
Other — 1.89%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(1),(2) (cost $2,115,900)	2,115,900	2,115,900

Total investments — 100.75% (cost $91,618,187)		112,604,701
Liabilities, in excess of cash and other assets — (0.75)%		(833,939)

Net assets — 100.00%		$111,770,762

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $91,618,187; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$26,168,407
Gross unrealized depreciation	(5,181,893)

Net unrealized appreciation	$20,986,514

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2007.

82	See accompanying notes to financial statements.

UBS U.S. Smaller Cap Equity Completion Relationship Fund

Portfolio performance

Since its inception on March 15, 2007 through December 31, 2007, UBS U.S. Smaller Cap Equity Completion Relationship Fund (the “Fund”) returned 0.70%. For comparison purposes, the MSCI World Index (the “Index”) returned 9.60%, while the U.S. Smaller Cap Index, defined as the lowest 5% (with respect to market capitalization) of the US segment of the MSCI World Index, declined 5.26%. (The Fund generally invests in companies that comprise the lowest 5% of the US segment of the MSCI World Index with respect to market capitalization.) (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Compared to the lowest 5% of the US segments of the MSCI World Index, the Fund’s performance was positively impacted by stock selection. Sector positioning also enhanced results during the reporting period, albeit to a lesser extent.

Portfolio performance summary

What worked

•

Overall, the Fund’s holdings in the financials, media and leisure, and consumer durables and retailing sectors generated the best relative performance during the reporting period. In financials, Janus Capital Group,(1) a global asset management company, and New York Community Bancorp, a regional banking company with operations in and around the New York metropolitan area, boosted returns. In media and leisure, Dow Jones & Co.,(1) a business news and information provider, and Discovery Holdings, a media management and network services company, enhanced results. In consumer durables and retailing, Advance Auto Parts, an auto parts and accessories retailer, and Tiffany & Co., (1) a jewelery retailer, were positive contributors to performance.

•	Other stocks that enhanced performance included Activision, an entertainment software company, and Western Digital Corp. a designer and manufacturer of hard drives for desktops and other applications.

What didn’t work

•

Overall, the Fund’s holdings in industrials and consumer non-durables generated the weakest relative results during the reporting period. In the industrials sector, Oshkosh Truck Corp., a manufacturer and supplier of fire, emergency, military and other government contract vehicles, detracted from performance. In consumer non-durables, Tyson Foods, a meat products firm with facilities across the US, detracted from results.

•

Other stocks that detracted from performance included Convergys, a commercial services company specialising in outsourcing customer care, human resources and billing. Elsewhere, Sanmina-SCI Corp., a provider of expertise in new product introductions, system assembly and integration involving complex circuit fabrication, hindered the Fund’s performance.

Portfolio Highlights

•

Activision benefited from an announcement to merge with Vivendi Games earlier in the year. The focus of the merger was to gain greater scale and margin improvement. In addition, Activision’s products continued to gain traction with impressive sales growth over the holiday season for several key releases.

(1)	This position was not held by the Fund as of December 31, 2007.

83

UBS U.S. Smaller Cap Equity Completion Relationship Fund

•

Dow Jones & Co. benefited from the tender offer by News Corp. The initial offer was announced in May 2007 at a premium of over 69% to the previous day’s close. This position was not held by the Fund as of December 31, 2007.

•

Oshkosh Truck Corp. experienced revenue pressures from the commercial truck business due to weaker sales in European refuse and US concrete mixers. In addition, it was hurt by lower than expected growth in defense spending.

•

Tyson Foods’ management lowered 2007 guidance due to higher than expected live cattle costs, and lower revenues due to increasing overseas competition. Industry dynamics remained challenging with input cost volatility, increased competition and the lack of supply discipline.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

84

UBS U.S. Smaller Cap Equity Completion Relationship Fund

Total return (unaudited)

Inception 03/15/07(1) to 12/31/07
UBS U.S. Smaller Cap Equity Completion Relationship Fund	0.70%
MSCI World Index(2)	9.60
US Smaller Cap Index(3)	-5.26

Total returns for periods of less than one year have not been annualized.

(1)	Performance inception date of UBS U.S. Smaller Cap Equity Completion Relationship Fund.

(2)

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(3)

The Fund generally invests in companies that comprise the lowest 5% of the US segment of the MSCI World Index with respect to market capitalization. The Fund considers US smaller cap equity securities to be the securities of mid and small capitalization US companies that have market capitalizations below $6 billion. The return of the US Smaller Cap Index is compiled by the Advisor.

Comparison of change in value of a $1,000,000 investment in the UBS U.S. Smaller Cap Equity Completion Relationship Fund, MSCI World Index and US Smaller Cap Index from March 15, 2007, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

85

UBS U.S. Smaller Cap Equity Completion Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Activision, Inc.	2.6%
Western Digital Corp.	2.2
Pall Corp.	2.1
Iron Mountain, Inc.	2.1
Pepco Holdings, Inc.	2.1
Range Resources Corp.	2.0
Roper Industries, Inc.	1.9
Hasbro, Inc.	1.9
Axis Capital Holdings Ltd.	1.9
Arch Coal, Inc.	1.9
Total	20.7%

Industry diversification (unaudited)

As a percentage of net assets As of December 31, 2007

Equities
Airlines	1.37%
Auto components	0.31
Beverages	1.67
Biotechnology	2.56
Chemicals	1.22
Commercial banks	4.95
Commercial services & supplies	1.49
Communications equipment	1.00
Computers & peripherals	4.41
Containers & packaging	3.17
Electric utilities	3.29
Electrical equipment	1.95
Electronic equipment & instruments	1.21
Energy equipment & services	3.42
Food products	3.58
Health care equipment & supplies	2.12
Health care providers & services	3.29
Hotels, restaurants & leisure	0.41
Household durables	4.12
Insurance	5.50
Internet & catalog retail	0.73
IT services	3.22
Leisure equipment & products	1.92
Life sciences tools & services	1.13
Machinery	5.48
Media	3.97
Multi-utilities	4.07
Oil, gas & consumable fuels	3.88
Personal products	1.04
Real estate investment trusts (REITs)	3.95
Semiconductors & semiconductor equipment	3.47
Software	3.79
Specialty retail	6.60
Textiles, apparel & luxury goods	0.92
Thrifts & mortgage finance	1.38

Total equities	96.59
Short-term investment	2.01

Total investments	98.60
Cash and other assets, less liabilities	1.40

Net assets	100.00%

86

UBS U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments December 31, 2007

	Shares	Value
Equities — 96.59%
Airlines — 1.37%
Southwest Airlines Co.	2,480	$30,256

Auto components — 0.31%
Lear Corp.*	250	6,915

Beverages — 1.67%
Constellation Brands, Inc., Class A*	1,570	37,115

Biotechnology — 2.56%
Cephalon, Inc.*	540	38,751
PDL BioPharma, Inc.*	1,020	17,870

		56,621

Chemicals — 1.22%
International Flavors & Fragrances, Inc.	560	26,953

Commercial banks — 4.95%
Associated Banc-Corp.	1,090	29,528
City National Corp.	540	32,157
Colonial BancGroup, Inc.	1,270	17,196
First Horizon National Corp.	870	15,790
TCF Financial Corp.	840	15,061

		109,732

Commercial services & supplies — 1.49%
Corporate Executive Board Co.	230	13,823
Monster Worldwide, Inc.*	590	19,116

		32,939

Communications equipment — 1.00%
ADC Telecommunications, Inc.*	1,430	22,236

Computers & peripherals — 4.41%
Lexmark International, Inc., Class A*	690	24,054
QLogic Corp.*	1,740	24,708
Western Digital Corp.*	1,620	48,940

		97,702

Containers & packaging — 3.17%
Ball Corp.	870	39,150
Smurfit-Stone Container Corp.*	2,940	31,046

		70,196

Electric utilities — 3.29%
Pepco Holdings, Inc.	1,560	45,755
Pinnacle West Capital Corp.	640	27,142

		72,897

Electrical equipment — 1.95%
Roper Industries, Inc.	690	43,153

Electronic equipment & instruments — 1.21%
Jabil Circuit, Inc.	790	12,063
Sanmina-SCI Corp.*	8,070	14,688

		26,751

Energy equipment & services — 3.42%
FMC Technologies, Inc.*	260	14,742
Grant Prideco, Inc.*	580	32,196
Rowan Cos., Inc.	730	28,806

		75,744

	Shares	Value
Food products — 3.58%
Dean Foods Co.	1,090	$28,187
McCormick & Co. Inc. (Non-voting)	1,040	39,427
Tyson Foods, Inc., Class A	770	11,804

		79,418

Health care equipment & supplies — 2.12%
Beckman Coulter, Inc.	500	36,400
Cooper Cos., Inc.	280	10,640

		47,040

Health care providers & services — 3.29%
Omnicare, Inc.	930	21,213
Patterson Cos., Inc.*	960	32,592
Tenet Healthcare Corp.*	3,750	19,050

		72,855

Hotels, restaurants & leisure — 0.41%
Wendy’s International, Inc.	350	9,044

Household durables — 4.12%
KB Home	640	13,824
Leggett & Platt, Inc.	950	16,568
Mohawk Industries, Inc.*	430	31,992
Pulte Homes, Inc.	820	8,643
Toll Brothers, Inc.*	1,010	20,260

		91,287

Insurance — 5.50%
Axis Capital Holdings Ltd.	1,080	42,087
First American Corp.	560	19,107
RenaissanceRe Holdings Ltd., Class A	630	37,951
WR Berkley Corp.	760	22,656

		121,801

Internet & catalog retail — 0.73%
Expedia, Inc.*	510	16,126

IT services — 3.22%
Convergys Corp.*	1,530	25,184
Iron Mountain, Inc.*	1,250	46,275

		71,459

Leisure equipment & products — 1.92%
Hasbro, Inc.	1,660	42,463

Life sciences tools & services — 1.13%
Covance, Inc.*	290	25,120

Machinery — 5.48%
Oshkosh Truck Corp.	860	40,644
Pall Corp.	1,170	47,174
Pentair, Inc.	490	17,057
SPX Corp.	160	16,456

		121,331

Media — 3.97%
Cablevision Systems Corp.*	400	9,800
Discovery Holding Co., Class A*	850	21,369
Getty Images, Inc.*	420	12,180
Interpublic Group of Cos., Inc.*	2,190	17,761
Lamar Advertising Co., Class A	280	13,459
XM Satellite Radio Holdings, Inc., Class A*	1,100	13,464

		88,033

87

UBS U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments December 31, 2007

	Shares	Value
Equities — (concluded)
Multi-utilities — 4.07%
Energy East Corp.	850	$23,129
NiSource, Inc.	1,450	27,390
SCANA Corp.	940	39,621

		90,140

Oil, gas & consumable fuels — 3.88%
Arch Coal, Inc.	920	41,336
Range Resources Corp.	870	44,683

		86,019

Personal products — 1.04%
Estee Lauder Cos., Inc., Class A	530	23,113

Real estate investment trusts (REITs) — 3.95%
AMB Property Corp.	410	23,600
Camden Property Trust	490	23,594
Federal Realty Investment Trust	490	40,253

		87,447

Semiconductors & semiconductor equipment — 3.47%
LSI Corp.*	4,350	23,098
Novellus Systems, Inc.*	1,160	31,981
Teradyne, Inc.*	2,120	21,921

		77,000

Software — 3.79%
Activision, Inc.*	1,960	58,212
Synopsys, Inc.*	990	25,671

		83,883

	Shares	Value
Specialty retail — 6.60%
Advance Auto Parts, Inc.	940	$35,711
Carmax, Inc.*	1,440	28,440
Chico’s FAS, Inc.*	810	7,314
PetSmart, Inc.	990	23,295
RadioShack Corp.	440	7,418
Ross Stores, Inc.	970	24,803
Williams-Sonoma, Inc.	740	19,166

		146,147

Textiles, apparel & luxury goods — 0.92%
Polo Ralph Lauren Corp.	330	20,391

Thrifts & mortgage finance — 1.38%
New York Community Bancorp, Inc.	1,740	30,589

Total equities (cost $2,254,287)		2,139,916

Short-term investment — 2.01%
Investment company — 2.01%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(1),(2) (cost $44,584)	44,584	44,584

Total investments — 98.60% (cost $2,298,871)		2,184,500
Cash and other assets, less liabilities — 1.40%		30,948

Net assets — 100.00%		$2,215,448

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $2,298,871; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$172,037
Gross unrealized depreciation	(286,408)

Net unrealized depreciation	$(114,371)

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2007.

88	See accompanying notes to financial statements.

UBS Absolute Return Investment Grade Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS Absolute Return Investment Grade Bond Relationship Fund (the “Fund”) declined 7.32%, compared to the 4.69% return of the Merrill Lynch US Treasury Notes and Bonds 0-3 Month Index and the 5.52% return of the US LIBOR 3-Month Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s underperformance was primarily due to security selection and sector allocations, in particular among mortgage-related securities.

Portfolio performance summary

What worked

•	Overall, our yield curve and derivative positioning contributed to the Fund’s relative performance.

•

During the first half of the fiscal year, the Treasury yield curve (which represents the relationship among yields of similar bonds of differing maturities) moved from being inverted (when shorter-maturity bonds pay a higher rate than longer-maturity bonds) to upward sloping (when longer-maturity bonds pay a higher rate). We successfully negotiated this changing environment.

•

For the second half of the fiscal year, the portfolio had no active duration position. Therefore duration had little impact on performance during the flight to quality that occurred during that period. However, positive contributions resulted from a long two-year/short 10-year steepening trade. (A steepening trade will profit from a change in the yield curve where the difference between the yield on a longer-term and shorter-term Treasury has increased.) This was beneficial to performance as the yield curve steepened, as the spread between the yield on short- and long-term Treasuries increased as short-term rates declined more than their longer-term counterparts.

What didn’t work

•	Sector allocation was a negative contributor to performance during the reporting period.

•

Our large allocations to mortgage-backed securities (MBS) and asset-backed securities (ABS), as well as our allocations to investment grade corporate bonds, had a negative impact on performance as these sectors underperformed Treasuries during the fiscal year.

•	Security selection within home equity ABS and MBS detracted from performance.

•

Security selection within ABS was the largest detractor of performance during the fiscal year. In particular, our high-quality home equity ABS securities were negatively impacted as investor’s concerns escalated due to the number and magnitude of defaults in the subprime mortgage market.

•

Security selection within the MBS sector was negative due to our exposure to agency MBS and high-quality, prime, non-agency MBS. These securities performed poorly as investor’s risk aversion increased.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

89

UBS Absolute Return Investment Grade Bond Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	Inception 12/06/05(1) to 12/31/07
UBS Absolute Return Investment Grade Bond Relationship Fund	-7.32%	-0.58%
US LIBOR 3-Month Index(2)	5.52	5.41
Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index(3)	4.69	4.72

(1)	Performance inception date of UBS Absolute Return Investment Grade Bond Relationship Fund.

(2)

The US LIBOR 3-Month Index: LIBOR is the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three-month inter-bank deposit in US dollars.

(3)

Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index tracks the performance of all outstanding US Treasury Notes and Bonds having less than three months remaining to maturity and a minimum amount outstanding of $1 billion. The index is re-balanced daily to take account of issues that are maturing and new additions.

Comparison of change in value of a $15,000,000 investment in the UBS Absolute Return Investment Grade Bond Relationship Fund and the US LIBOR 3-Month Index and the Merrill Lynch US Treasury Notes & Bonds 0-3 Months Index from December 6, 2005, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

90

UBS Absolute Return Investment Grade Bond Relationship Fund

Top ten long-term fixed income holdings

(unaudited)(1)

As of December 31, 2007

Percentage of net assets
Berkshire Hathaway Finance Corp., 4.938%, due 05/16/08	1.3%
Capital One Master Trust, Series 01-1, Class A, 5.228%, due 12/15/10	1.3
Citibank Credit Card Issuance Trust, Series 03-A9, Class A9, 5.029%, due 11/22/10	1.3
Swift Master Auto Receivables Trust, Series 07-1, Class A, 5.128%, due 06/15/12	1.2
Honda Auto Receivables Owner Trust, Series 07-3, Class A3, 5.208%, due 02/15/11	1.0
Wachovia Bank Commercial Mortgage Trust, Series 07-ESH, Class A1, 5.478%, due 06/15/19	0.8
Providian Master Note Trust, Series 05-A1A, Class A, 5.088%, due 07/16/12	0.7
General Electric Capital Corp., 5.443%, due 01/08/16	0.7
HSBC Finance Corp., 5.137%, due 05/10/10	0.7
Harley-Davidson Motorcycle Trust, Series 04-1, Class A2, 2.530%, due 11/15/11	0.7
Total	9.7%

(1)

Figures represent the direct investments of the UBS Absolute Return Investment Grade Bond Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of December 31, 2007

Bonds
US bonds
US corporate bonds
Building products	0.12%
Capital markets	1.55
Commercial banks	1.25
Consumer finance	1.36
Diversified financial services	2.06
Food & staples retailing	0.38
Gas utilities	0.09
Household durables	0.09
Insurance	1.27
Multi-utilities	0.12
Oil, gas & consumable fuels	0.43
Road & rail	0.38
Thrifts & mortgage finance	1.01

Total US corporate bonds	10.11
Asset-backed securities	12.56
Collateralized debt obligations	0.23
Commercial mortgage-backed securities	3.34
Mortgage & agency debt securities	2.37

Total US bonds	28.61

International bonds
International corporate bonds
Commercial banks	0.12
Consumer finance	0.19
Diversified telecommunication services	0.05
Energy equipment & services	0.13

Total international corporate bonds	0.49
International collateralized debt obligation	0.19
International mortgage & agency debt security	0.34

Total international bonds	1.02

Total bonds	29.63
Investment company
UBS U.S. Securitized Mortgage Relationship Fund	22.28
Short-term investments	47.10
Options purchased	0.14

Total investments	99.15
Cash and other assets, less liabilities	0.85

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS Absolute Return Investment Grade Bond Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

91

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — 29.63%
US bonds — 28.61%
US corporate bonds — 10.11%
American Express Credit Corp., 4.750%, due 10/04/10(1)	$1,500,000	$1,464,930
Berkshire Hathaway Finance Corp., 4.938%, due 05/16/08(1)	5,000,000	5,002,520
Citigroup, Inc., 5.416%, due 06/09/16(1)	3,000,000	2,733,807
Countrywide Financial Corp., 4.979%, due 04/30/08(1)	75,000	69,552
5.128%, due 05/05/08(1)	100,000	91,347
5.200%, due 02/27/08(1)	625,000	596,749
Countrywide Home Loans, Inc., 3.250%, due 05/21/08	650,000	587,384
CRH America, Inc., 6.000%, due 09/30/16	500,000	488,996
CVS Caremark Corp., 5.441%, due 06/01/10(1)	1,500,000	1,483,911
Discover Financial Services, 5.663%, due 06/11/10(1),(2)	1,000,000	951,740
DTE Energy Co., 6.350%, due 06/01/16	450,000	465,229
Duke Capital LLC, 5.668%, due 08/15/14	350,000	347,809
First Union National Bank, 5.321%, due 03/15/16(1)	2,700,000	2,548,619
Fortune Brands, Inc., 5.375%, due 01/15/16	400,000	381,061
General Electric Capital Corp., 5.443%, due 01/08/16(1)	3,000,000	2,947,047
Goldman Sachs Group, Inc., 5.580%, due 07/22/15(1)	2,000,000	1,910,232
HSBC Finance Corp., 5.137%, due 05/10/10(1)	3,000,000	2,923,725
JPMorgan Chase & Co., 5.105%, due 02/22/12(1)	2,500,000	2,454,380
Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	450,000	438,457
Merrill Lynch & Co., Inc. 5.371%, due 06/05/12(1)	2,500,000	2,331,532
Morgan Stanley, 5.723%, due 10/15/15(1)	2,000,000	1,874,452
Norfolk Southern Corp., 5.257%, due 09/17/14	1,500,000	1,487,248
Residential Capital LLC, 5.646%, due 06/09/08(1)	700,000	598,500
7.625%, due 11/21/08	750,000	596,250
Valero Energy Corp., 6.875%, due 04/15/12	1,200,000	1,280,464
Washington Mutual Bank, 5.130%, due 08/25/08(1)	1,500,000	1,425,434
Wells Fargo & Co., 5.211%, due 10/28/15(1)	2,500,000	2,422,812

Total US corporate bonds (cost $41,315,476)		39,904,187

Asset-backed securities — 12.56%
ACE Securities Corp., Series 06-SL1, Class M5, 5.535%, due 09/25/35(1),(3)	1,000,000	68,700

	Face amount	Value
Asset-backed securities — (continued)
American Express Credit Account Master Trust, Series 06-A, Class B, 5.138%, due 08/15/11(1),(2)	$1,500,000	$1,495,016
AmeriCredit Automobile Receivables Trust, Series 05-1, Class C, 4.730%, due 07/06/10	1,630,000	1,630,538
Banc of America Securities Auto Trust, Series 06-G1, Class C, 5.510%, due 02/19/13	1,000,000	994,492
Capital One Auto Finance Trust, Series 05-D, Class A3, 4.810%, due 03/15/10	422,971	423,144
Capital One Master Trust, Series 01-1, Class A, 5.228%, due 12/15/10(1)	5,000,000	5,002,213
Citibank Credit Card Issuance Trust, Series 05-B1, Class B1, 4.400%, due 09/15/10	700,000	697,866
Series 03-A9, Class A9, 5.029%, due 11/22/10(1)	5,000,000	4,997,027
Citibank Credit Card Master Trust I, Series 98-2, Class A, 6.050%, due 01/15/10	1,000,000	1,000,628
Countrywide Asset-Backed Certificates, Series 06-S9, Class A5, 5.871%, due 08/25/36(1),(3)	500,000	355,338
First Auto Receivables Group Trust, Series 03-2, Class A4, 3.314%, due 09/15/10(2)	365,512	365,327
First Franklin Mortgage Loan Asset-Backed Certificates, Series 05-FFA, Class M2, 5.475%, due 03/25/25(3),(4)	960,000	288,000
Series 03-FFB, Class M2, 7.865%, due 02/25/33(1),(3),(5)	434,752	386,443
Ford Credit Auto Owner Trust, Series 05-A, Class A4, 3.720%, due 10/15/09	1,438,837	1,431,541
Franklin Auto Trust, Series 05-1, Class C, 5.440%, due 05/20/13	600,000	589,228
GSAMP Trust, Series 06-S6, Class A2, 5.552%, due 10/25/36(3),(4)	150,000	37,500
Series 06-S1, Class M3, 5.615%, due 11/25/35(1),(3)	1,000,000	10,000
Series 06-S3, Class A1, 6.085%, due 05/25/36(4)	671,207	234,923
Series 06-S6, Class M5, 7.000%, due 10/25/36(3),(4)	301,378	0
Series 06-S4, Class M7, 7.065%, due 05/25/36(1),(3)	200,000	0
Harley-Davidson Motorcycle Trust, Series 04-1, Class A2, 2.530%, due 11/15/11	2,808,631	2,769,007
Home Equity Mortgage Trust, Series 06-5, Class A1, 5.500%, due 01/25/37(4)	322,616	208,990

92

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Asset-backed securities — (continued)
Series 06-5, Class M7, 5.965%, due 01/25/37(1),(3)	$881,530	$4,408
Honda Auto Receivables Owner Trust, Series 06-1, Class A3, 5.070%, due 02/18/10	1,452,553	1,454,792
Series 07-3, Class A3, 5.208%, due 02/15/11(1)	4,000,000	3,976,065
Household Automotive Trust, Series 05-1, Class A3, 4.150%, due 02/17/10	614,709	613,863
Long Beach Mortgage Loan Trust, Series 06-A, Class A1, 4.955%, due 05/25/36(1)	1,134,594	448,091
M&I Auto Loan Trust, Series 05-1, Class B, 5.020%, due 07/20/12	1,630,000	1,603,694
MBNA Credit Card Master Note Trust, Series 03-A1, Class A1, 3.300%, due 07/15/10	800,000	798,935
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 5.045%, due 09/25/36(1)	234,457	185,071
Series 05-SL2, Class B3, 6.865%, due 12/25/35(1),(3)	1,000,000	112,500
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class M2, 5.365%, due 08/25/36(1),(3)	800,000	91,622
Navistar Financial Corp. Owner Trust, Series 04-B, Class C, 3.930%, due 10/15/12	365,249	353,853
New York City Tax Lien, Series 05-AA, Class A, 4.780%, due 12/10/18(2)	741,993	737,355
Nomura Asset Acceptance Corp., Series 06-S2, Class B1, 6.065%, due 04/25/36(1),(2),(3)	762,000	7,699
Peco Energy Transition Trust, Series 99-A, Class A7, 6.130%, due 03/01/09	2,260,489	2,273,889
Pinnacle Capital Asset Trust, Series 06-A, Class C, 5.770%, due 05/25/10(2)	520,000	520,632
Providian Master Note Trust, Series 05-A1A, Class A, 5.088%, due 07/16/12(1),(2)	3,000,000	2,953,800
RAAC Series, Series 04-SP1, Class AI4, 5.285%, due 08/25/27(1)	1,458,350	1,442,407
Series 06-RP1, Class M4, 6.740%, due 10/25/45(1),(2),(3)	356,387	10,692
SACO I Trust, Series 06-5, Class 2A1, 5.015%, due 05/25/36(1),(3)	912,254	415,626
Series 05-8, Class M5, 5.615%, due 11/25/35(1),(3)	2,000,000	660,000
Series 06-4, Class B1, 6.065%, due 03/25/36(1),(3)	549,117	3,147

	Face amount	Value
Asset-backed securities — (concluded)
Series 05-WM2, Class B1, 6.500%, due 07/25/35(3),(4)	$1,500,000	$135,000
Superior Wholesale Inventory Financing Trust, Series 07-AE1, Class C, 5.628%, due 01/15/12(1)	700,000	686,218
Susquehanna Auto Lease Trust, Series 06-1, Class A3, 5.210%, due 03/16/09(2)	1,781,501	1,781,580
Swift Master Auto Receivables Trust, Series 07-1, Class A, 5.128%, due 06/15/12(1)	5,000,000	4,926,234
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37(2),(3),(4)	1,250,000	62,500
Series 06-2HGS, Class A2, 4.500%, due 03/25/37(1),(2),(3)	400,000	334,692

Total asset-backed securities (cost $62,587,227)		49,580,286

Collateralized debt obligations — 0.23%
Ansonia CDO Ltd., Series 06-1A, Class F, 6.755%, due 07/28/46(2),(3)	700,000	371,520
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 5.637%, due 05/10/21(1),(2),(3)	600,000	506,160
Duke Funding Ltd., Series 06-HG5A, Class C, 6.480%, due 07/03/50(1),(2),(3)	212,000	25,440

Total collateralized debt obligations (cost $1,511,978)		903,120

Commercial mortgage-backed securities — 3.34%
Credit Suisse Mortgage Capital Certificates, Series 06-TF2A, Class SVE, 5.578%, due 10/15/21(1),(2)	1,000,000	980,864
DLJ Commercial Mortgage Corp., Series 98-CF2, Class A1B, 6.240%, due 11/12/31	1,907,400	1,916,852
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(2)	1,284,758	1,311,525
Morgan Stanley Capital I, Series 99-CAM1, Class A4, 7.020%, due 03/15/32(1)	1,557,039	1,578,020
TW Hotel Funding 2005 LLC, Series 05-LUX, Class A1, 5.278%, due 01/15/21(1),(2)	1,216,390	1,166,776
Series 05-LUX, Class K, 6.228%, due 01/15/21(1),(2)	1,216,390	1,105,458
Wachovia Bank Commercial Mortgage Trust, Series 07-WHL8, Class A1, 5.108%, due 06/15/20(1),(2),(3)	2,257,173	2,121,743
Series 07-ESH, Class A1, 5.478%, due 06/15/19(1),(2)	3,000,000	2,995,200

Total commercial mortgage-backed securities (cost $13,479,678)		13,176,438

93

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
Mortgage & agency debt securities — 2.37%
Adjustable Rate Mortgage Trust, Series 05-12, Class 2A1, 5.690%, due 03/25/36(1)	$1,006,597	$999,158
Countrywide Alternative Loan Trust, Series 04-2CB, Class 1A1, 4.250%, due 03/25/34	124,630	122,488
First Horizon Alternative Mortgage Securities Trust, Series 05-AA7, Class 2A1, 5.406%, due 09/25/35(1)	953,561	946,902
First Horizon Asset Securities, Inc., Series 06-AR1, Class 2A1, 5.858%, due 05/25/36(1)	1,482,735	1,502,449
IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A2, 5.355%, due 12/25/36(1)	1,234,741	1,159,113
MLCC Mortgage Investors, Inc., Series 06-3, Class 2A2, 6.090%, due 10/25/36(1)	1,387,492	1,373,183
Residential Accredit Loans, Inc., Series 05-QS13, Class 1A6, 5.500%, due 09/25/35	913,858	878,607
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR2, Class 3A1, 4.937%, due 03/25/35(1)	1,169,217	1,159,597
Series 06-AR1, Class 2A2, 5.553%, due 03/25/36(1)	1,213,242	1,200,428

Total mortgage & agency debt securities (cost $9,451,006)		9,341,925

Total US bonds (cost $128,345,365)		112,905,956

International bonds — 1.02%
International corporate bonds — 0.49%
Cayman Islands — 0.13%
Transocean, Inc., 5.341%, due 09/05/08(1)	500,000	497,507

Japan — 0.31%
Aiful Corp., 4.450%, due 02/16/10(2)	800,000	756,292
Resona Bank Ltd., 5.850%, due 04/15/16(1),(2),(6)	500,000	464,826

		1,221,118

Luxembourg — 0.05%
Telecom Italia Capital SA, 5.250%, due 11/15/13	200,000	197,666

Total international corporate bonds (cost $1,961,787)		1,916,291

	Face amount	Value
International collateralized debt obligation — 0.19%
Cayman Islands — 0.19%
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class B, 5.348%, due 02/16/41(1),(2),(3)
(cost $750,000)	$750,000	$753,516

International mortgage & agency debt security — 0.34%
United Kingdom — 0.34%
Arkle Master Issuer PLC, Series 06-1A, Class 4C, 5.385%, due 02/17/52(1),(2)
(cost $1,500,000)	1,500,000	1,350,469

Total international bonds (cost $4,211,787)		4,020,276

Total bonds (cost $132,557,152)		116,926,232

	Shares
Investment company — 22.28%
UBS U.S. Securitized Mortgage Relationship Fund(7) (cost $92,000,000)	7,208,545	87,955,787

	Face amount
Short-term investments — 47.10%
Certificates of deposit — 1.93%
Barclays Bank PLC, 5.20%, due 06/16/08	$3,800,000	3,807,942
Royal Bank of Scotland Group PLC, 5.44%, due 03/11/08	3,800,000	3,804,902

Total certificates of deposit (cost $7,600,000)		7,612,844

Commercial paper — 23.79%
Alpine Securitization Corp., 6.03%, due 01/09/08(8)	4,000,000	3,993,786
Amsterdam Funding Corp., 5.73%, due 01/15/08(8)	5,000,000	4,988,125
Atlantic Asset Securitization Corp., 5.65%, due 01/04/08(8)	5,000,000	4,996,867
Barton Capital LLC, 5.48%, due 01/22/08(8)	5,000,000	4,982,843
Bryant Park Funding LLC, 5.02%, due 01/22/08(8)	5,036,000	5,020,612
Cancara Asset Securitisation LLC, 5.62%, due 01/14/08(8)	5,000,000	4,989,111
CBA (Delaware) Finance, 5.02%, due 01/11/08(8)	5,000,000	4,992,361
Credit Suisse First Boston, 4.83%, due 01/28/08(8)	5,000,000	4,981,294
Falcon Asset Securitization Co. LLC, 5.46%, due 02/21/08(8)	5,000,000	4,957,676
Goldman Sachs Group, Inc., 5.32%, due 01/08/08(8)	5,000,000	4,994,111

94

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2007

	Face amount	Value
Short-term investments — (concluded)
Commercial paper — (concluded)
ING US Funding LLC, 5.12%, due 01/11/08(8)	$1,500,000	$1,497,587
5.18%, due 01/09/08(8)	6,500,000	6,491,631
Jupiter Securitization Co. LLC, 5.73%, due 01/18/08(8)	5,000,000	4,985,750
Kitty Hawk Funding Corp., 5.29%, due 02/08/08(8)	6,000,000	5,965,875
Old Line Funding Corp., 5.83%, due 01/15/08 (8)	5,000,000	4,986,667
Ranger Funding Co. LLC, 5.17%, due 01/11/08(8)	5,600,000	5,591,005
Sheffield Receivables Corp., 5.51%, due 01/11/08(8)	5,000,000	4,991,597
Thunder Bay Funding LLC, 5.53%, due 01/22/08(8)	5,000,000	4,983,195
Variable Funding LLC, 5.32%, due 01/17/08(8)	5,500,000	5,485,743

Total commercial paper (cost $93,896,035)		93,875,836

	Shares
Investment company — 21.15%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(7),(9) (cost $83,497,842)	83,497,842	83,497,842

	Face amount	Value
US government obligations — 0.23%
US Treasury Bills, 3.15%, due 06/19/08(8),(10) (cost $926,239)	$940,000	$925,580

Total short-term investments (cost $185,920,116)		185,912,102

	Number of contracts
Options purchased — 0.14%
Call options — 0.08%
90 Day Euro-Dollar Futures, strike @ USD 96.25, expires June 2008*	444	308,025

Put options — 0.06%
10 Year US Treasury Note Futures, strike @ USD 111.00, expires February 2008*	547	247,859
90 Day Euro-Dollar Futures, strike @ USD 94.63, expires March 2008*	1,287	0

		247,859

Total options purchased (cost $1,087,862)		555,884

Total investments — 99.15% (cost $411,565,130)		391,350,005
Cash and other assets, less liabilities — 0.85%		3,353,810

Net assets — 100.00%		$394,703,815

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $411,565,130; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$257,862
Gross unrealized depreciation	(20,472,987)

Net unrealized depreciation	$(20,215,125)

*	Non-income producing security.
(1)	Floating rate security — The interest rate shown is the current rate as of December 31, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $23,130,822 or 5.86% of net assets.

(3)	Security is illiquid. At December 31, 2007, the value of these securities amounted to $6,346,620 or 1.61% of net assets.
(4)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(5)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2007, the value of this security amounted to $386,443 or 0.10% of net assets.
(6)	Perpetual bond security. The maturity date reflects the next call date.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown is the effective yield at the date of purchase.
(9)	The rate shown reflects the yield at December 31, 2007.
(10)	This security was delivered to cover margin requirements for futures contracts.
CBO	Collateralized bond obligations
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations

95

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2007

GSAMP	Goldman Sachs Mortgage Securities Corp.
MLCC	Merrill Lynch Credit Corp.
RAAC	Redevelopment Authority of Allegheny County

Currency type abbreviation:

USD	United States Dollar

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Ansonia CDO Ltd, Series 06-1A, Class F, 6.755%, due 07/28/46	10/25/06	$699,978	0.18%	$371,520	0.09%
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 5.637%, due 05/10/21	01/26/07	600,000	0.15	506,160	0.13
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class B, 5.348%, due 02/16/41	01/25/06	750,000	0.19	753,516	0.19
Duke Funding Ltd., Series 06-HG5A, Class C, 6.480%, due 07/03/50	05/26/06	212,000	0.05	25,440	0.01
Nomura Asset Acceptance Corp., Series 06-S2, Class B1, 6.065%, due 04/25/36	05/05/06	762,000	0.20	7,699	0.00(1)
RAAC Series, Series 06-RP1, Class M4, 6.740%, due 10/25/45	03/06/06	356,387	0.09	10,692	0.00(1)
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37	12/22/05	1,159,996	0.29	62,500	0.02
Series 06-2HGS, Class A2, 4.500%, due 03/25/37	01/19/06	390,332	0.10	334,692	0.08
Wachovia Bank Commercial Mortgage Trust, Series 01-WHL8, Class A1, 5.108%, due 06/15/20	06/15/07	2,257,173	0.57	2,121,743	0.54

		$7,187,866	1.82%	$4,193,962	1.06%

(1)	Amount represents less than 0.005%.

Futures contracts

UBS Absolute Return Investment Grade Bond Relationship Fund had the following open futures contracts as of December 31, 2007:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
2 Year US Treasury Notes, 150 contracts (USD)	March 2008	$31,448,676	$31,537,500	$88,824
10 Year US Treasury Notes, 236 contracts (USD)	March 2008	26,533,093	26,760,188	227,095

US treasury futures sell contracts:
2 Year US Treasury Notes, 323 contracts (USD)	March 2008	67,833,984	67,910,750	(76,766)
5 Year US Treasury Notes, 719 contracts (USD)	March 2008	79,083,249	79,292,219	(208,970)
10 Year US Treasury Notes, 95 contracts (USD)	March 2008	10,748,209	10,772,109	(23,900)

Interest rate futures buy contracts:
90 Day Euro-Dollar, 232 contracts (USD)	January 2008	55,309,206	55,334,900	25,694
90 Day Euro-Dollar, 97 contracts (USD)	February 2008	23,188,011	23,192,700	4,689
90 Day Euro-Dollar, 129 contracts (USD)	March 2008	30,536,483	30,884,213	347,730

Interest rate futures sell contracts:
30 Day Federal Funds, 13 contracts (USD)	January 2008	5,181,296	5,191,337	(10,041)
30 Day Federal Funds, 13 contracts (USD)	February 2008	5,201,208	5,199,333	1,875
90 Day Euro-Dollar, 133 contracts (USD)	March 2008	31,477,524	31,841,863	(364,339)
90 Day Euro-Dollar, 4 contracts (USD)	June 2008	946,635	962,550	(15,915)
90 Day Euro-Dollar, 4 contracts (USD)	September 2008	956,339	965,100	(8,761)

Net unrealized depreciation on futures contracts				$(12,785)

96

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2007

The segregated aggregate market value of investments and cash collateral delivered to cover margin requirements for the open futures positions at December 31, 2007 was $1,925,580.

Currency type abbreviation:

USD	United States Dollar

Options written

UBS Absolute Return Investment Grade Bond Relationship Fund had the following open options written as of December 31, 2007:

	Expiration dates	Premiums received	Value
Call options written
90 Day Euro-Dollar Futures, 177 contracts, strike @ USD 96.25	June 2008	$172,184	$227,887
90 Day Euro-Dollar Futures, 1,287 contracts, strike @ USD 94.50	March 2008	269,884	8,044
90 Day Euro-Dollar Futures, 177 contracts, strike @ USD 96.38	June 2008	167,759	198,019

Total options written		$609,827	$433,950

Currency type abbreviation:

USD	United States Dollar

See accompanying notes to financial statements.	97

UBS Corporate Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS Corporate Bond Relationship Fund (the “Fund”) returned 3.25%. For comparison purposes, the Lehman Brothers US Credit Index (the “Index”) returned 5.11% during the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The key driver behind the Fund’s performance during the period was issue selection.

Portfolio performance summary

•	The Fund invests in corporate bonds and high quality government-related securities, which include agencies, supranationals and sovereigns.

•

During the first six months of the fiscal year, we did not believe we were being appropriately compensated for the associated risks in the corporate bond market. In fact, the risk premium investors were demanding for investment grade debt remained at near historic lows and, we felt, did not account for an apparent increase in event risks (for example, leveraged buyouts, re-leveraging balance sheets). Within investment grade corporate bonds, we continued to own shorter-dated maturities and remained focused in the three- to seven-year part of the yield curve.

•

Corporate bond spreads widened as the reporting period progressed. (The spread is the difference between the yield paid on US Treasury bonds and higher risk securities.) This was caused by increased investor risk aversion that was, in part, triggered by the fallout in the subprime mortgage market and the seizing of the credit markets.

We viewed this spread widening as an opportunity to add to the Fund’s positions in the financial and banking sectors. In fact, for many banks, risk premiums, as measured by option-adjusted spreads, widened to levels not seen since early the 1990s. (An option-adjusted spread is an instrument’s current spread over a given benchmark, minus that component of the spread that is attributable to the cost of any embedded options.)

•	Given continued uncertainties in the corporate bond market, our strategy in this environment is to focus on issue selection.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

98

UBS Corporate Bond Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	Inception 09/15/03(1) to 12/31/07
UBS Corporate Bond Relationship Fund	3.25%	4.63%
Lehman Brothers US Credit Index(2)	5.11	4.43

(1)	Inception date of UBS Corporate Bond Relationship Fund.

(2)

Lehman Brothers US Credit Index is a sub-index of the Lehman Brothers US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates.

Comparison of change in value of a $15,000,000 investment in the UBS Corporate Bond Relationship Fund and the Lehman Brothers US Credit Index from September 15, 2003, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

99

UBS Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	5.3%
General Electric Capital Corp., 6.000%, due 06/15/12	3.8
International Lease Finance Corp., 3.500%, due 04/01/09	2.7
Morgan Stanley, 6.750%, due 04/15/11	2.7
Abbott Laboratories, 5.600%, due 11/30/17	2.6
Citigroup, Inc., 6.125%, due 11/21/17	2.6
Bank of America Corp., 5.420%, due 03/15/17	2.5
Comcast Cable Communications LLC, 6.750%, due 01/30/11	2.5
Residential Capital LLC, 7.875%, due 06/30/10	2.4
Wells Fargo Bank N.A., 6.450%, due 02/01/11	2.4
Total	29.5%

Industry diversification (unaudited)

As a percentage of net assets As of December 31, 2007

Bonds
US bonds
US corporate bonds
Aerospace & defense	0.31%
Beverages	0.53
Capital markets	11.75
Chemicals	0.90
Commercial banks	7.36
Construction materials	0.36
Consumer finance	13.51
Diversified financial services	11.35
Diversified telecommunication services	2.89
Electric utilities	1.84
Food & staples retailing	1.28
Gas utilities	0.39
Household durables	1.28
Industrial conglomerates	0.52
Insurance	1.68
Media	5.61
Metals & mining	0.70
Multiline retail	0.27
Multi-utilities	4.44
Oil, gas & consumable fuels	3.94
Paper & forest products	1.22
Personal products	0.30
Pharmaceuticals	5.72
Real estate investment trusts (REITs)	0.52
Road & rail	1.08
Thrifts & mortgage finance	10.47
Wireless telecommunication services	0.88

Total US corporate bonds	91.10

International bonds
International corporate bonds
Beverages	0.44
Commercial banks	1.79
Diversified telecommunication services	2.31
Energy equipment & services	0.84
Pharmaceuticals	0.53

Total international corporate bonds	5.91

Total bonds	97.01
Short-term investment	1.83

Total investments	98.84
Cash and other assets, less liabilities	1.16

Net assets	100.00%

100

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — 97.01%
US bonds — 91.10%
US corporate bonds — 91.10%
Abbott Laboratories, 5.600%, due 11/30/17	$17,220,000	$17,692,190
6.150%, due 11/30/37	3,120,000	3,292,127
Alcoa, Inc., 5.950%, due 02/01/37	5,000,000	4,780,490
Allergan, Inc., 5.750%, due 04/01/16	9,300,000	9,525,767
American General Finance Corp., 4.875%, due 07/15/12	5,350,000	5,178,409
Anadarko Petroleum Corp., 5.950%, due 09/15/16	3,525,000	3,589,261
Anheuser-Busch Cos., Inc., 6.500%, due 05/01/42	3,350,000	3,571,673
AOL Time Warner, Inc., 6.875%, due 05/01/12	9,500,000	10,003,585
AT&T, Inc., 6.500%, due 09/01/37	4,825,000	5,045,396
Avon Products, Inc., 7.150%, due 11/15/09	1,955,000	2,063,970
Bank of America Corp., 5.420%, due 03/15/17	17,600,000	17,006,880
Bank One Corp., 7.875%, due 08/01/10	5,310,000	5,727,711
Bear Stearns Cos., Inc., 5.550%, due 01/22/17	4,095,000	3,669,992
BellSouth Corp., 6.550%, due 06/15/34	2,500,000	2,585,760
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	4,240,000	4,213,394
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	1,375,000	1,489,953
Capital One Financial Corp., 5.500%, due 06/01/15	9,650,000	8,900,871
6.750%, due 09/15/17	9,650,000	9,255,518
Citigroup, Inc., 5.625%, due 08/27/12	6,675,000	6,761,648
5.875%, due 05/29/37	2,300,000	2,146,505
6.125%, due 11/21/17	17,075,000	17,539,338
Comcast Cable Communications LLC, 6.750%, due 01/30/11	16,150,000	16,884,583
Comcast Corp., 6.300%, due 11/15/17	10,875,000	11,283,106
Countrywide Financial Corp., 4.979%, due 04/30/08(1)	1,100,000	1,020,102
5.128%, due 05/05/08(1)	1,175,000	1,073,321
5.200%, due 02/27/08(1)	3,980,000	3,800,096
Countrywide Home Loans, Inc., 3.250%, due 05/21/08	10,025,000	9,059,272
CRH America, Inc., 6.000%, due 09/30/16	2,500,000	2,444,980
CVS Caremark Corp., 5.750%, due 06/01/17	8,655,000	8,710,704
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35	3,325,000	3,107,385
DTE Energy Co., 6.350%, due 06/01/16	2,720,000	2,812,050

	Face amount	Value
US corporate bonds — (continued)
Duke Capital LLC, 5.668%, due 08/15/14	$2,670,000	$2,653,283
Enterprise Products Operating LP, Series B, 6.875%, due 03/01/33	3,075,000	3,212,637
Erac USA Finance Co., 7.000%, due 10/15/37(2)	4,525,000	4,109,736
8.000%, due 01/15/11(2)	1,660,000	1,776,142
Exelon Generation Co. LLC, 5.350%, due 01/15/14	8,395,000	8,169,972
First Union National Bank, 5.300%, due 10/15/11	4,650,000	4,660,337
Florida Power Corp., 6.350%, due 09/15/37	1,020,000	1,074,670
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	37,945,000	36,017,204
Fortune Brands, Inc., 5.375%, due 01/15/16	9,125,000	8,692,959
General Electric Capital Corp., 5.625%, due 09/15/17	4,930,000	5,058,062
6.000%, due 06/15/12	24,675,000	25,867,740
General Electric Co., 5.250%, due 12/06/17	3,575,000	3,567,371
GMAC LLC, 6.875%, due 09/15/11	6,365,000	5,445,219
Goldman Sachs Group, Inc., 6.875%, due 01/15/11	13,425,000	14,238,609
HSBC Bank USA N.A., 5.625%, due 08/15/35	7,425,000	6,561,294
HSBC Finance Corp., 6.750%, due 05/15/11	8,100,000	8,402,657
ICI Wilmington, Inc., 4.375%, due 12/01/08	6,100,000	6,091,600
International Lease Finance Corp., 3.500%, due 04/01/09	19,025,000	18,699,596
JP Morgan Chase Capital XXV, 6.800%, due 10/01/37	2,800,000	2,692,119
Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	5,125,000	4,993,539
5.800%, due 03/15/35	7,385,000	6,685,087
7.400%, due 03/15/31	2,675,000	2,880,269
Lehman Brothers Holdings, Inc., 5.478%, due 01/12/12(1)	8,045,000	7,569,001
5.500%, due 04/04/16	2,330,000	2,229,447
5.750%, due 01/03/17	6,000,000	5,763,870
7.000%, due 09/27/27	8,825,000	8,956,960
MBNA Corp., 7.500%, due 03/15/12	2,575,000	2,808,601
Merrill Lynch & Co., Inc., 5.700%, due 05/02/17	4,700,000	4,479,542
6.050%, due 08/15/12	325,000	331,238
MetLife, Inc., 5.000%, due 11/24/13	6,600,000	6,595,307
MidAmerican Energy Holdings Co., 5.950%, due 05/15/37	3,600,000	3,491,921
Morgan Stanley, 5.375%, due 10/15/15	7,350,000	7,145,317
5.950%, due 12/28/17	4,550,000	4,546,756
6.750%, due 04/15/11	17,425,000	18,263,874

101

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
US corporate bonds — (concluded)
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	$4,625,000	$5,993,921
Pacific Gas & Electric Co., 6.050%, due 03/01/34	3,575,000	3,569,058
PPL Energy Supply LLC, Series A, 6.000%, due 12/15/36	1,800,000	1,647,884
6.400%, due 11/01/11	6,050,000	6,193,312
Prologis, 5.625%, due 11/15/15	3,700,000	3,539,298
Prudential Financial, Inc., 6.000%, due 12/01/17	4,875,000	4,854,896
PSEG Power LLC, 6.950%, due 06/01/12	11,815,000	12,596,054
Residential Capital LLC, 5.646%, due 06/09/08(1)	10,225,000	8,742,375
7.625%, due 11/21/08	8,040,000	6,391,800
7.875%, due 06/30/10	25,675,000	16,432,000
Sprint Capital Corp., 6.875%, due 11/15/28	8,300,000	7,871,413
Target Corp., 6.500%, due 10/15/37	1,800,000	1,809,182
Teva Pharmaceutical Finance LLC, 5.550%, due 02/01/16	4,255,000	4,204,744
United Technologies Corp., 5.375%, due 12/15/17	2,090,000	2,108,237
Valero Energy Corp., 6.625%, due 06/15/37	2,535,000	2,552,930
7.500%, due 04/15/32	2,625,000	2,884,846
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	3,800,000	4,171,819
Wachovia Bank N.A., 7.800%, due 08/18/10	6,150,000	6,627,978
5.850%, due 02/01/37	3,430,000	3,090,890
Washington Mutual Bank, 5.369%, due 05/20/13(1)	4,525,000	3,793,927
5.500%, due 01/15/13	16,075,000	14,263,203
Washington Mutual Preferred Funding, 9.750%, due 12/15/17(1),(2),(3)	8,300,000	6,640,000
Wells Fargo Bank N.A., 5.950%, due 08/26/36	7,775,000	7,304,869
6.450%, due 02/01/11	15,175,000	16,054,422
Weyerhaeuser Co., 6.750%, due 03/15/12	7,900,000	8,296,098

Total US corporate bonds (cost $636,663,463)		619,603,129

International bonds — 5.91%
International corporate bonds — 5.91%
Cayman Islands — 0.84%
Transocean, Inc., 6.800%, due 03/15/38	4,175,000	4,259,953
7.500%, due 04/15/31	1,345,000	1,477,528

		5,737,481

	Face amount	Value
International corporate bonds — (concluded)
Luxembourg — 2.31%
Telecom Italia Capital SA, 5.250%, due 11/15/13	$15,900,000	$15,714,447

United Kingdom — 2.76%
Abbey National PLC, 7.950%, due 10/26/29	1,850,000	2,193,693
AstraZeneca PLC, 6.450%, due 09/15/37	3,305,000	3,621,209
Royal Bank of Scotland Group PLC, 7.640%, due 09/29/17(1),(3)	6,700,000	6,888,223
9.118%, due 03/31/10(3)	2,900,000	3,100,245
SABMiller PLC, 6.500%, due 07/01/16(2)	2,805,000	2,929,452

		18,732,822

Total international corporate bonds (cost $40,036,815)		40,184,750

Total bonds (cost $676,700,278)		659,787,879

	Shares
Short-term investment — 1.83%
Other — 1.83%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(4),(5) (cost $12,458,017)	12,458,017	12,458,017

Total investments — 98.84% (cost $689,158,295)		672,245,896
Cash and other assets, less liabilities — 1.16%		7,922,949

Net assets — 100.00%		$680,168,845

102

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $689,158,295; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,849,085
Gross unrealized depreciation	(22,761,484)

Net unrealized depreciation	$(16,912,399)

(1)	Floating rate security — The interest rate shown is the current rate as of December 31, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $15,455,330 or 2.27% of net assets.

(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Investment in affiliated mutual fund.
(5)	The rate shown reflects the yield at December 31, 2007.
GMAC	General Motors Acceptance Corp.

See accompanying notes to financial statements.	103

UBS High Yield Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS High Yield Relationship Fund (the “Fund”) returned 2.77%. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 2.50% over the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund outperformed its benchmark during the reporting period. Security selection had the most significant positive impact on the Fund’s relative performance. In contrast, sector allocation, overall, was a drag on performance.

Portfolio performance summary

What worked

•

Overall, security selection enhanced the Fund’s relative performance. In particular, the Fund’s positions in the diversified financial services sector, along with the Funds’ paper-related holdings, enhanced relative results during the reporting period.

•	In diversified financial services, we did not hold bonds from issuers that were the most severely impacted by the problems in the subprime mortgage market.

•	In the paper-related sector, our holdings in Abitibi and Bowater, two dominant newspaper producers, contributed to performance.

•

The Fund’s out-of-Index exposure to US Treasuries was beneficial to performance. As investor risk aversion increased during the review period, Treasury prices rose significantly. Additionally, the Fund further benefited when the spread between high yield bonds and US Treasuries widened significantly.

•

In a number of instances, sector allocations contributed to performance. The Fund’s underweight positions in home builders/real estate and automobile/ automobile parts distributors enhanced the Fund’s relative results.

•	Home builders/real estate companies suffered due to the bursting of the housing bubble and subprime-related issues.

•	Automobile-related high yield securities were weak due to company-specific issues and concerns regarding the economy and consumer spending.

•

Our cautious approach to the high yield market was beneficial during investor flights to quality. In general, we maintained a conservative stance for the Fund during the fiscal year, by maintaining an emphasis on higher rated high yield bonds. While this strategy was not rewarded during the first half of the period, it enhanced results later in the year as the fallout from the subprime mortgage market triggered several flights to quality. For the reporting period as a whole, lower rated high yield bonds lagged their higher rated counterparts.

What didn’t work

•	Overall, sector allocation was a negative contributor to performance.

•	While security selection in diversified financial services enhanced the Fund’s relative result, our overweight in the sector versus the benchmark was a drag on performance.

104

UBS High Yield Relationship Fund

•

Underweights to the strong performing energy and healthcare sectors detracted from relative performance. Early in the fiscal year, our analysis determined that these sectors were richly valued. While we added to our exposures in these sectors when their prices fell in the second half of the reporting period, overall, our underweight was detrimental to results.

•	Security selection in a number of sectors detracted from results.

•	Security selection in the banks and thrifts sector negatively impacted the Fund. In particular, Washington Mutual hurt the Fund’s performance versus the Index.

•	While the Fund benefited from its underweight in the home builder/real estate sector, security selection detracted from Fund performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

105

UBS High Yield Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07
UBS High Yield Relationship Fund	2.77%	10.04%	4.53%
Merrill Lynch US High Yield Cash Pay Constrained Index(1)	2.50	10.41	5.85

(1)

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

Comparison of change in value of a $15,000,000 investment in the UBS High Yield Relationship Fund and the Merrill Lynch US High Yield Cash Pay Constrained Index over the 10 years ended December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

106

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2007

Percentage of net assets
US Treasury Notes, 4.625%, due 11/15/16	10.4%
Countrywide Home Loans, Inc., 3.250%, due 05/21/08	1.8
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	1.8
GMAC LLC, 7.250%, due 03/02/11	1.7
Quebecor World Capital Corp., 4.875%, due 11/15/08	1.7
US Concrete, Inc., 8.375%, due 04/01/14	1.7
Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	1.6
Echostar DBS Corp., 6.625%, due 10/01/14	1.6
AES Corp., 8.000%, due 10/15/17	1.5
Community Health Systems, Inc., 8.875%, due 07/15/15	1.5
Total	25.3%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2007

Bonds
US bonds
US corporate bonds
Aerospace/defense	0.67%
Automotive	1.76
Banks & thrifts	2.25
Broadcasting	3.83
Building materials	2.77
Cable	0.69
Capital goods	1.22
Chemicals	1.21
Consumer products	0.82
Containers	0.46
Diversified financial services	6.13
Diversified media	0.40
Energy	2.16
Food & drug retailers	0.13
Food/beverage/tobacco	0.30
Gaming	4.53
Health care providers & services	0.07
Healthcare	2.31
Media	0.00 (1)
Metals/mining	0.56
Non-food & drug retailers	0.36
Paper	4.46
Printing & publishing	3.36
Railroads	0.25
Restaurants	0.40
Services	3.33
Steel	0.54
Technology	2.79
Telecommunications	2.22
Transportation ex air/rail	0.25
Utilities	4.94

Total US corporate bonds	55.17
US government obligations	10.36

Total US bonds	65.53

International bonds
International corporate bonds
Automotive	0.19
Capital goods	0.92
Chemicals	0.30
Containers	1.26
Diversified media	0.40
Energy	0.44
Gaming	0.05
Paper	1.61
Printing & publishing	1.70
Technology	0.14
Telecommunications	0.08

Total international corporate bonds	7.09

Total bonds	72.62
Equities	0.00 (1)
Warrants	0.00
Short-term investment	27.71

Total investments	100.33
Liabilities, in excess of cash and other assets	(0.33)

Net assets	100.00%

(1)	Amount represents less than 0.005%.

107

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — 72.62%
US bonds — 65.53%
US corporate bonds — 55.17%
AAC Group Holding Corp., 0.000%, due 10/01/12(1)	$1,000,000	$860,000
Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	6,533,000	6,222,682
AbitibiBowater, Inc., 9.000%, due 08/01/09	3,250,000	3,152,500
Activant Solutions, Inc., 9.500%, due 05/01/16	250,000	216,250
AES Corp., 8.000%, due 10/15/17(2)	5,950,000	6,083,875
Affinion Group, Inc., 10.125%, due 10/15/13	600,000	606,750
Ahern Rentals, Inc., 9.250%, due 08/15/13	2,925,000	2,464,312
AK Steel Corp., 7.750%, due 06/15/12	1,575,000	1,582,875
American Rock Salt Co. LLC, 9.500%, due 03/15/14	800,000	816,000
AmeriQual Group LLC and AmeriQual Finance Corp., 9.500%, due 04/01/12(2)	1,375,000	962,500
ARAMARK Corp., 8.411%, due 02/01/15(3)	2,775,000	2,705,625
ArvinMeritor, Inc., 8.125%, due 09/15/15	1,900,000	1,643,500
Ashtead Capital, Inc., 9.000%, due 08/15/16(2)	300,000	265,500
Baker & Taylor, Inc., 11.500%, due 07/01/13(2)	425,000	420,750
Bausch & Lomb Inc., 9.875%, due 11/01/15(2)	525,000	532,875
Boise Cascade LLC, 7.125%, due 10/15/14	4,050,000	3,918,375
Brookstone Co., Inc., 12.000%, due 10/15/12	300,000	279,750
Buckeye Technologies, Inc., 8.000%, due 10/15/10	997,000	987,030
Cadmus Communications Corp., 8.375%, due 06/15/14	1,275,000	1,137,938
Caesars Entertainment, Inc., 7.875%, due 03/15/10	4,000,000	3,760,000
8.125%, due 05/15/11	800,000	744,000
Carriage Services, Inc., 7.875%, due 01/15/15	1,150,000	1,132,750
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	1,100,000	1,061,500
Century Aluminum Co., 7.500%, due 08/15/14	750,000	738,750
Cenveo Corp., 7.875%, due 12/01/13	550,000	490,188
Chesapeake Energy Corp., 6.625%, due 01/15/16	1,900,000	1,857,250
Chukchansi Economic Development Authority, 8.000%, due 11/15/13(2)	875,000	853,125

	Face amount	Value
US corporate bonds — (continued)
Circus & Eldorado Joint Venture Corp./Silver Legacy Capital Corp., 10.125%, due 03/01/12	$500,000	$516,250
Citizens Communications Co., 9.000%, due 08/15/31	500,000	498,750
CMP Susquehanna Corp., 9.875%, due 05/15/14	750,000	562,500
Coleman Cable, Inc., 9.875%, due 10/01/12	450,000	421,875
Community Health Systems, Inc., 8.875%, due 07/15/15	5,850,000	5,959,687
Comstock Resources, Inc., 6.875%, due 03/01/12	750,000	706,875
Countrywide Home Loans, Inc., 3.250%, due 05/21/08	7,925,000	7,161,569
CPG International I, Inc., 11.468%, due 07/01/12(3)	370,000	355,200
CSC Holdings, Inc., Series B, 7.625%, due 04/01/11	800,000	798,000
Series B, 8.125%, due 08/15/09	675,000	686,813
Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	625,000	621,875
Dayton Superior Corp., 13.000%, due 06/15/09	2,607,000	2,431,027
Deluxe Corp., 5.000%, due 12/15/12	1,425,000	1,257,562
7.375%, due 06/01/15	150,000	149,250
Dycom Industries, Inc., 8.125%, due 10/15/15	600,000	594,000
Dynegy Holdings, Inc., 8.375%, due 05/01/16	800,000	782,000
Echostar DBS Corp., 6.625%, due 10/01/14	6,185,000	6,154,075
Edison Mission Energy, 7.625%, due 05/15/27	1,250,000	1,175,000
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	7,475,000	7,035,814
Freescale Semiconductor, Inc., 8.875%, due 12/15/14	1,225,000	1,093,313
10.125%, due 12/15/16	720,000	594,000
General Motors Acceptance Corp., 8.000%, due 11/01/31	500,000	419,438
General Motors Corp., 7.200%, due 01/15/11	4,975,000	4,577,000
Glatfelter, 7.125%, due 05/01/16	225,000	221,625
GMAC LLC, 7.250%, due 03/02/11	7,775,000	6,815,091
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	1,000,000	1,010,000
Harland Clarke Holdings Corp., 9.500%, due 05/15/15	3,300,000	2,854,500
9.619%, due 05/15/15(3)	5,675,000	4,752,812
Harrah’s Operating Co., Inc., 5.500%, due 07/01/10	2,770,000	2,576,100
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, due 04/01/15(2),(4)	2,700,000	2,673,000

108

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
US corporate bonds — (continued)
HCA, Inc., 9.125%, due 11/15/14	$300,000	$312,000
9.250%, due 11/15/16	300,000	315,000
Helix Energy Solutions Group Inc., 9.500%, due 01/15/16(2)	2,000,000	2,035,000
Hercules, Inc., 6.500%, due 06/30/29	500,000	410,000
Interface, Inc., 10.375%, due 02/01/10	1,000,000	1,047,500
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	4,150,000	3,859,500
Jefferson Smurfit Corp., 8.250%, due 10/01/12	825,000	812,625
Kansas City Southern Railway Co., 7.500%, due 06/15/09	1,000,000	1,001,250
Key Energy Services, Inc., 8.375%, due 12/01/14(2)	725,000	741,313
Land O’ Lakes, Inc., 8.750%, due 11/15/11	225,000	230,625
Landry’s Restaurants, Inc., 9.500%, due 12/15/14	1,000,000	990,000
Lehman Brothers Holdings, Inc., 6.500%, due 07/19/17	900,000	910,671
LIN Television Corp. 6.500%, due 05/15/13	5,150,000	4,847,437
Mediacom LLC/Mediacom Capital Corp., 9.500%, due 01/15/13	1,350,000	1,253,813
Mirant Americas Generation LLC, 8.300%, due 05/01/11	1,050,000	1,052,625
9.125%, due 05/01/31	675,000	631,125
Mirant North America LLC, 7.375%, due 12/31/13	250,000	250,625
Momentive Performance Materials, Inc., 9.750%, due 12/01/14(2)	2,825,000	2,599,000
10.125%, due 12/01/14(2),(4)	1,300,000	1,189,500
MTR Gaming Group, Inc., Series B, 9.000%, due 06/01/12	625,000	587,500
Series B, 9.750%, due 04/01/10	1,000,000	1,000,000
Neenah Foundary Co., 9.500%, due 01/01/17	810,000	652,050
NewPage Corp. 12.000%, due 05/01/13	750,000	774,375
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14	700,000	651,875
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., 0.000%, due 04/01/13(1)	4,050,000	4,014,562
NGPL PipeCo. LLC, 7.119%, due 12/15/17(2)	1,000,000	1,025,348
NRG Energy, Inc., 7.375%, due 02/01/16	350,000	341,250
7.375%, due 01/15/17	750,000	731,250
Owens-Illinois, Inc., 7.500%, due 05/15/10	1,000,000	1,012,500
Pantry, Inc., 7.750%, due 02/15/14	1,250,000	1,150,000

	Face amount	Value
US corporate bonds — (continued)
Pathmark Stores, Inc., 8.750%, due 02/01/12	$500,000	$514,585
Pokagon Gaming Authority, 10.375%, due 06/15/14(2)	700,000	752,500
Prestige Brands, Inc., 9.250%, due 04/15/12	1,000,000	997,500
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	900,000	897,750
Qwest Communications International, Inc., 7.250%, due 02/15/11	500,000	500,000
R.H. Donnelley Corp., Series A-3, 8.875%, due 01/15/16	1,100,000	1,028,500
Realogy Corp., 10.500%, due 04/15/14(2)	425,000	317,688
12.375%, due 04/15/15(2)	425,000	267,750
Reliant Energy, Inc., 6.750%, due 12/15/14	5,540,000	5,553,850
Residential Capital LLC, 5.646%, due 06/09/08(3)	2,300,000	1,966,500
Restaurant Co., 10.000%, due 10/01/13	850,000	609,875
Riddell Bell Holdings, Inc., 8.375%, due 10/01/12	875,000	787,500
River Rock Entertainment Authority, 9.750%, due 11/01/11	1,000,000	1,045,000
San Pasqual Casino, 8.000%, due 09/15/13(2)	750,000	738,750
Sanmina-SCI Corp., 7.741%, due 06/15/14(2),(3)	1,080,000	1,040,850
8.125%, due 03/01/16	650,000	576,063
Sheridan Group, Inc., 10.250%, due 08/15/11	1,175,000	1,175,000
Sinclair Television Group, Inc., 8.000%, due 03/15/12	551,000	561,331
SPX Corp., 7.625%, due 12/15/14(2)	1,500,000	1,530,000
Stanadyne Corp., Series 1, 10.000%, due 08/15/14	775,000	747,875
Terra Capital, Inc., Series B, 7.000%, due 02/01/17	600,000	586,500
Texas Competitive Electric Holdings Co. LLC, 10.250%, due 11/01/15(2)	4,125,000	4,083,750
Tropicana Entertainment LLC, 9.625%, due 12/15/14	1,250,000	793,750
Tube City IMS Corp., 9.750%, due 02/01/15	625,000	562,500
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(2)	725,000	741,313
Unisys Corp., 8.000%, due 10/15/12	1,900,000	1,662,500
United Rentals North America, Inc., 6.500%, due 02/15/12	5,325,000	4,832,437
7.750%, due 11/15/13	6,500,000	5,655,000
Universal Hospital Services, Inc., 8.288%, due 06/01/15(2)	130,000	130,000
8.500%, due 06/01/15(2)	130,000	131,300
Univision Communications, Inc., 7.850%, due 07/15/11	350,000	348,688

109

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
US corporate bonds — (concluded)
9.750%, due 03/15/15(2),(4)	$5,250,000	$4,784,062
US Concrete, Inc., 8.375%, due 04/01/14	7,719,000	6,754,125
Verso Paper Holdings LLC and Verson Paper, Inc., Series B, 9.125%, due 08/01/14	1,350,000	1,363,500
Vertis, Inc., Series B, 10.875%, due 06/15/09	775,000	471,781
Washington Mutual Bank, 5.130%, due 08/25/08(3)	3,750,000	3,563,584
Washington Mutual Preferred Funding, 9.750%, due 12/15/17(2),(3),(5)	6,700,000	5,360,000
Whiting Petroleum Corp., 7.250%, due 05/01/12	1,155,000	1,137,675
Wind Acquisition Finance SA, 10.750%, due 12/01/15(2)	850,000	926,500
Windstream Corp., 8.625%, due 08/01/16	700,000	735,000
Xerox Capital Trust I, 8.000%, due 02/01/27	5,355,000	5,348,231

Total US corporate bonds (cost $228,486,797)		218,963,033

US government obligations — 10.36%
US Treasury Notes, 4.625%, due 11/15/16 (cost $39,366,492)	39,275,000	41,131,372

Total US bonds (cost $267,853,289)		260,094,405

International bonds — 7.09%
International corporate bonds — 7.09%
Bermuda — 0.51%
Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	300,000	301,500
Petroplus Finance Ltd., 7.000%, due 05/01/17(2)	1,900,000	1,738,500

		2,040,000

Canada — 5.02%
Abitibi-Consolidated, Inc., 6.950%, due 04/01/08	3,300,000	3,238,125
8.550%, due 08/01/10	1,175,000	1,028,125
Ainsworth Lumber Co., Ltd., 7.250%, due 10/01/12	325,000	195,813
Bowater Canada Finance Corp., 7.950%, due 11/15/11	1,475,000	1,191,062
Great Canadian Gaming Corp., 7.250%, due 02/15/15(2)	200,000	198,000
Millar Western Forest Products Ltd., 7.750%, due 11/15/13	1,000,000	745,000
Quebecor Media, Inc., 7.750%, due 03/15/16	600,000	576,000

	Face amount	Value
Canada — (concluded)
Quebecor World Capital Corp., 4.875%, due 11/15/08	$7,500,000	$6,759,375
8.750%, due 03/15/16(2)	1,340,000	986,575
Stone Container Finance, 7.375%, due 07/15/14	5,325,000	5,018,812

		19,936,887

Netherlands — 1.42%
Clondalkin Acquisition BV, 6.991%, due 12/15/13(2),(3)	3,625,000	3,425,625
Ford Capital BV, 9.500%, due 06/01/10	800,000	754,000
Montell Finance Co. BV, 8.100%, due 03/15/27(2)	850,000	646,000
NXP BV / NXP Funding LLC, 7.875%, due 10/15/14	300,000	285,000
9.500%, due 10/15/15	300,000	274,875
Sensata Technologies BV 8.000%, due 05/01/14	250,000	235,000

		5,620,500

United Kingdom — 0.14%
Ineos Group Holdings PLC, 8.500%, due 02/15/16(2)	600,000	534,000

Total international bonds (cost $29,965,960)		28,131,387

Total bonds (cost $297,819,249)		288,225,792

	Shares
Equities — 0.00%(6)
US equities — 0.00%(6)
Media — 0.00%(6)
Pegasus Communications Corp., Class A*	1	215
Xanadoo Co.*	23	8,257

Total US equities (cost $86,272)		8,472

	Number of warrants
Warrants — 0.00%
Dayton Superior Corp., strike @ $0.01, expires 6/15/09*(2),(7),(8)	1,500	0
HF Holdings, Inc., strike @ $1.00, expires 9/27/09*(2),(7)	8,680	0
Pliant Corp., strike @ $0.01, expires 06/01/10*(2),(7),(8)	5	0

Total warrants (cost $4,746,048)		0

	Shares
Short-term investments — 27.71%
Other — 3.77%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(9),(10) (cost $14,955,707)	14,955,707	14,955,707

110

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Repurchase agreement — 23.94%
Repurchase agreement dated 12/31/07 with Goldman Sachs, Inc., 4.150%, due 01/02/08 collateralized by $84,720,000 Federal Home Loan Bank obligations, 3.750% to 5.000%, due 10/02/09 to 12/16/16; $10,727,000 Freddie Mac obligations, 5.750%, due 04/15/08; (value — $96,901,072); proceeds: $95,021,903 (cost $95,000,000)	$95,000,000	$95,000,000

Total short-term investments (cost $109,955,707)		109,955,707

Total investments — 100.33% (cost $412,607,276)		398,189,971
Liabilities, in excess of cash and other assets — (0.33)%		(1,310,362)

Net assets — 100.00%		$396,879,609

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $412,607,276; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,218,067
Gross unrealized depreciation	(17,635,372)

Net unrealized depreciation	$(14,417,305)

*	Non-income producing security.
(1)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $47,714,949 or 12.02% of net assets.

(3)	Floating rate security — The interest rate shown is the current rate as of December 31, 2007.
(4)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(5)	Perpetual bond security. The maturity date reflects the next call date.
(6)	Amount represents less than 0.005%.
(7)	Security is illiquid. At December 31, 2007, the value of these securities amounted to $0 or 0.00% of net assets.
(8)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2007, the value of these securities amounted to $0 or 0.00% of net assets.
(9)	Investment in affiliated mutual fund.
(10)	The rate shown reflects the yield at December 31, 2007.
GMAC	General Motors Acceptance Corp.

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Dayton Superior Corp., strike @ $0.01, expires 06/15/09	08/17/00	$0	0.00%	$0	0.00%
HF Holdings, Inc., strike @ $1.00, expires 09/27/09	01/08/01	4,746,048	1.20	0	0.00
Pliant Corp., strike @ $0.01, expires 06/01/10	11/27/00	0	0.00	0	0.00

		$4,746,048	1.20%	$0	0.00%

See accompanying notes to financial statements.	111

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 8.92%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index—Global and the Emerging Markets Debt Benchmark Index(1) (the “Index”) returned 6.28% and 9.63%, respectively. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level.

Portfolio performance summary

From a fundamental perspective, economic growth in emerging market countries continued to be favorable during the fiscal year. The major economies of Latin America continued to grow, with a number of them showing expansion well above expectations. Similar to other important regions for the asset class, Asia posted again the highest growth rates within the emerging market universe, and Eastern Europe demonstrated solid growth, as well. This provided support for the asset class, despite increased volatility amid uncertainty in global capital markets.

Our investment strategy for the Fund is based on our analysis of the overall asset class, individual countries and specific debt securities. During the period, we continued to look for opportunities in local markets, as fundamentals, in our opinion, were favorable, and interest rates relatively high. Local currency investments made up roughly 44% of the total portfolio at the end of the reporting period.

•

The Fund’s local currency-denominated debt holdings in Turkey and Brazil generated strong results during the fiscal year. Turkey performed well as it offered some of the highest yields among the emerging markets countries and it has enjoyed important capital inflows. In Brazil, high commodity prices and strong growth led to improved fundamentals. Local rates are still very attractive, in our opinion, and Brazil offers one of the highest real rates in the world.

•

The Fund’s investments in Argentine debt detracted from performance, especially during the second half of the fiscal year. During this time, increased risk aversion gripped the markets and led to increased volatility. This had a negative impact on countries with relatively weak monetary policy institutions, including Argentina. Furthermore, accusations made by protesting unionized workers at Argentina’s national statistics bureau—the Instituto Nacional de Estadística y Censos (INDEC)—charging the government with manipulating and mishandling CPI data, led to a decline in investor confidence, mirrored by lower asset prices.

Nonetheless, our reasons for investing in Argentine debt remain unchanged. While we recognize the recent volatility, we believe that it is highly likely that the country’s markets will regain stability. In our view, the recent change in administration following the country’s October 2007 election and potential policy changes improve the outlook for Argentina. In addition, we believe the current mispricing will disappear as soon as confidence returns to the market.

(1)	70% JPM EMBI Global + 30% JPM GBI-EM diversified

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

112

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	Inception 05/31/06(1) to 12/31/07
UBS Opportunistic Emerging Markets Debt Relationship Fund	8.92%	12.03%
J.P. Morgan Emerging Markets Bond Index-Global (EMBI Global)(2)	6.28	10.76
Emerging Markets Debt Benchmark Index(3)	9.63	13.28

(1)	Performance inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund.

(2)

J.P. Morgan Emerging Markets Bond Index-Global (EMBI Global) is an unmanaged index which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds.

(3)

An unmanaged index compiled by the Advisor, constructed as follows: Inception 12/31/90–12/31/95; 100% J.P. Morgan EMBI; 01/01/96–06/30/00; 100% J.P. Morgan EMBI+; 07/01/00–10/31/05; 100% J.P. Morgan EMBI Global; 11/01/05–05/31/06; 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Open; 06/01/06-current; 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Diversified (in USD).

Comparison of change in value of a $1,000,000 investment in the UBS Opportunistic Emerging Markets Debt Relationship Fund and the J.P. Morgan Emerging Markets Bond Index- Global (EMBI Global) and the Emerging Markets Debt Benchmark Index from May 31, 2006 which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

113

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Republic of Argentina, 5.389%, due 08/03/12	14.9%
Federal Republic of Brazil, 6.000%, due 05/15/45	12.0
Majapahit Holding BV, 7.875%, due 06/29/37	9.7
Citigroup Funding Inc., Credit-Linked Notes, 15.102%, due 02/11/10	8.8
Republic of Venezuela, 10.750%, due 09/19/13	5.6
Johor Corp., 1.000%, due 07/31/12	5.5
Republic of Argentina, 7.000%, due 10/03/15	3.5
Fideicomiso Financiero Pagan IV, 4.000%, due 12/22/11	3.0
Turkey Government Bond, 16.000%, due 03/07/12	2.8
Republic of Venezuela, 5.750%, due 02/26/16	2.7
Total	68.5%

Country exposure, long-term holdings, top five (unaudited)

As of December 31, 2007

Percentage of net assets
Argentina	27.5%
Brazil	12.0
Turkey	11.1
Indonesia	9.7
Venezuela	8.3
Total	68.6%

Industry diversification (unaudited)

As a percentage of net assets As of December 31, 2007

International bonds
Diversified financial services	1.07%
Electric utilities	9.71
Real estate investment trusts (REITs)	5.54
Software	2.87
Foreign government bonds	56.01

Total international bonds	75.20
Short-term investments	19.23

Total investments	94.43
Cash and other assets, less liabilities	5.57

Net assets	100.00%

114

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments December 31, 2007

	Face amount	Value
International bonds — 75.20%
Argentina — 27.52%
Argentina Prestamos Garantizadad, 5.286%, due 01/14/09(1)	ARS1,800,000	$682,857
5.286%, due 05/15/09(1)	1,912,922	1,588,029
Fideicomiso Financiero Pagan IV, 4.000%, due 12/22/11	9,000,000	2,742,857
Republic of Argentina, 1.318%, due 12/15/35(1)	$13,800,000	1,552,500
5.389%, due 08/03/12(1)	25,050,000	14,278,500
7.000%, due 10/03/15	4,000,000	3,308,000
Republic of Argentina, DISC, Series B 5.830%, due 12/31/33	ARS5,900,000	2,153,968

		26,306,711

Brazil — 11.98%
Federal Republic of Brazil, Series B 6.000%, due 05/15/45	BRL13,000,000	11,455,203

Indonesia — 9.71%
Majapahit Holding BV, 7.875%, due 06/29/37	$9,900,000	9,280,755

Kazakhstan — 1.07%
CenterCredit International BV, 8.250%, due 09/30/11	KZT170,000,000	1,027,999

Malaysia — 5.54%
Johor Corp., 1.000%, due 07/31/12	MYR15,100,000	5,296,643

Turkey — 11.11%
Republic of Turkey, Credit-Linked Notes, 15.102%, due 02/11/10	$5,800,000	7,956,904
Turkey Government Bond, 16.000%, due 03/07/12	TRY3,000,000	2,666,667

		10,623,571

	Face amount	Value
Venezuela — 8.27%
Republic of Venezuela, 5.750%, due 02/26/16	$3,190,000	$2,555,988
10.750%, due 09/19/13	5,000,000	5,350,000

		7,905,988

Total international bonds (cost $69,419,037)		71,896,870

Short-term investments — 19.23%
Egypt — 8.84%
Egypt Treasury Bill, 7.76%, due 06/03/08(2) (cost $8,169,842)	EGP48,000,000	8,449,219

Ukraine — 4.22%
Republic of Ukraine, Credit-Linked Notes, 14.50%, due 04/06/08 (cost $3,919,768)	UAH19,600,000	4,035,545

	Shares
Investment company — 6.17%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(3),(4) (cost $5,899,662)	5,899,662	5,899,662

Total short-term investments (cost $17,989,272)		18,384,426

Total investments — 94.43% (cost $87,408,309)		90,281,296
Cash and other assets, less liabilities — 5.57%		5,326,500

Net assets — 100.00%		$95,607,796

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $87,408,309; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,132,682
Gross unrealized depreciation	(4,259,695)

Net unrealized appreciation	$2,872,987

(1)	Floating rate security — The interest rate shown is the current rate as of December 31, 2007.
(2)	The rate shown is the effective yield at the date of purchase.
(3)	Investment in affiliated mutual fund.
(4)	The rate shown reflects the yield at December 31, 2007.
DISC	Discount bond

115

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments December 31, 2007

Currency type abbreviations:

ARS	Argentine Peso
BRL	Brazilian Real
EGP	Egyptian Pound
KZT	Kazakhstan Tenge
MYR	Malaysian Ringgit
TRY	New Turkish Lira
UAH	Ukrainian Hryvnia

Forward foreign currency contracts

UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	18,260,500	USD	10,027,732	02/28/08	$(144,288)
Kazakhstan Tenge	232,000,000	USD	1,878,543	02/05/08	(28,571)
Kazakhstan Tenge	161,000,000	USD	1,250,971	11/03/08	640

Net unrealized depreciation on forward foreign currency contracts					$(172,219)

Currency type abbreviation:

USD	United States Dollar

116	See accompanying notes to financial statements.

UBS Opportunistic High Yield Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS Opportunistic High Yield Relationship Fund (the “Fund”) declined 2.11%. In comparison, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 2.50% over the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund holds a relatively concentrated portfolio. It is managed to provide opportunistic high yield exposure to broader portfolios and is, therefore, not managed relative to a benchmark. As a result, security selection is the primary source of return, rather than sector allocations or duration management.

Portfolio performance summary

•

The Fund’s substantial exposure to the diversified financial services and bank and thrift sectors was detrimental to its performance. Examples of holdings that negatively impacted the Fund were Washington Mutual, Countrywide Financial and Residential Capital. All of these holdings were hurt by the fallout from the subprime mortgage market.

•

Security selection in the publishing and printing sector detracted from results. In particular, the Fund’s holding in Canadian commercial printer Quebecor World Capital Corp. was a negative contributor to performance. Its bonds fell sharply in the fourth quarter of the year as concerns mounted regarding its financial stability.

•

Securities that were structurally “short” produced mixed results. The Fund invested in several “take-out” situations—that is, situations where we thought bonds would either be redeemed by the issuer at favorable prices through a refinancing, or benefit from merger and acquisition (M&A) activity. This strategy was beneficial to performance during the first half of the fiscal year. However, it detracted from results later in the period as a severe credit crunch caused a number of proposed M&A deals to be canceled. An example of such a holding that hindered the Fund’s performance was United Rentals.

•

Poor returns from holdings in certain higher beta[1] names hurt performance. An example of a holding that produced disappointing results was Freescale Semiconductor. This large semiconductor firm detracted from performance when Motorola, its largest customer, reported poor results.

[1]	Beta is a measure of a stock’s volatility in relation to the market as a whole.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

117

UBS Opportunistic High Yield Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	Inception 04/05/04(1) to 12/31/07
UBS Opportunistic High Yield Relationship Fund	-2.11%	5.11%
Merrill Lynch US High Yield Cash Pay Constrained Index(1)	2.50	6.55

(1)

Inception date of UBS Opportunistic High Yield Relationship Fund is 09/04/02. The Fund was inactive from 05/21/03 to 04/04/04. The inception return of the Fund and the index is calculated as of 04/05/04, which is the date the Fund recommenced investment operations.

(2)

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

Comparison of change in value of a $1,000,000 investment in the UBS Opportunistic High Yield Relationship Fund and the Merrill Lynch US High Yield Cash Pay Constrained Index from April 5, 2004 which is the date the Fund recommenced investment operations through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

118

UBS Opportunistic High Yield Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Quebecor World Capital Corp., 4.875%, due 11/15/08	12.4%
Bowater Canada Finance Corp., 7.950%, due 11/15/11	4.1
United Rentals North America, Inc., 7.750%, due 11/15/13	4.0
Xerox Capital Trust I, 8.000%, due 02/01/27	3.9
Landry’s Restaurants, Inc., 9.500%, due 12/15/14	3.5
Stone Container Finance, 7.375%, due 07/15/14	3.5
Abitibi-Consolidated, Inc., 8.550%, due 08/01/10	3.4
Echostar DBS Corp., 6.625%, due 10/01/14	3.1
GMAC LLC, 7.250%, due 03/02/11	3.0
Mirant Americas Generation LLC, 8.300%, due 05/01/11	2.6
Total	43.5%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2007

Bonds
US Bonds
US corporate bonds
Automotive	2.15%
Banks & thrifts	1.22
Broadcasting	4.28
Cable	2.20
Capital goods	0.84
Containers	1.47
Diversified financial services	7.22
Energy	2.10
Food & drug retailers	1.57
Gaming	2.90
Homebuilders/real estate	0.01
Metals/mining	2.06
Non-food & drug retailers	0.65
Paper	4.23
Printing & publishing	7.41
Restaurants	3.48
Services	3.97
Technology	6.89
Telecommunications	5.46
Utilities	5.22

Total US corporate bonds	65.33
Asset-backed security	0.01

Total US bonds	65.34

International bonds
International corporate bonds
Chemicals	1.09
Containers	3.48
Paper	10.12
Printing & publishing	12.40

Total international bonds	27.09

Total bonds	92.43
Short-term investment	3.99

Total investments	96.42
Cash and other assets, less liabilities	3.58

Net assets	100.00%

119

UBS Opportunistic High Yield Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — 92.43%
US bonds — 65.34%
US corporate bonds — 65.33%
Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	$3,000,000	$2,857,500
AbitibiBowater, Inc., 9.000%, due 08/01/09	1,700,000	1,649,000
ARAMARK Corp., 8.411%, due 02/01/15(1)	1,475,000	1,438,125
ArvinMeritor, Inc., 8.125%, due 09/15/15	4,250,000	3,676,250
Boise Cascade LLC, 7.125%, due 10/15/14	2,800,000	2,709,000
Cadmus Communications Corp., 8.375%, due 06/15/14	1,650,000	1,472,625
Century Aluminum Co., 7.500%, due 08/15/14	1,000,000	985,000
Cincinnati Bell, Inc., 8.375%, due 01/15/14	4,200,000	4,095,000
Countrywide Financial Corp., 5.200%, due 02/27/08(1)	500,000	477,399
Countrywide Home Loans, Inc., 3.250%, due 05/21/08	1,300,000	1,174,768
CSC Holdings, Inc., Series B 7.625%, due 04/01/11	1,000,000	997,500
Deluxe Corp., 5.000%, due 12/15/12	4,925,000	4,346,312
Deluxe Corp., Series B 5.125%, due 10/01/14	1,000,000	847,500
Dynegy Holdings, Inc., 8.375%, due 05/01/16	2,500,000	2,443,750
Echostar DBS Corp., 6.625%, due 10/01/14	5,250,000	5,223,750
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	2,000,000	1,882,492
Freeport-McMoRan Copper & Gold, Inc., 8.394%, due 04/01/15(1)	2,500,000	2,537,500
Freescale Semiconductor, Inc., 8.875%, due 12/15/14	3,000,000	2,677,500
GMAC LLC, 7.250%, due 03/02/11	5,750,000	5,040,099
Harland Clarke Holdings Corp., 9.619%, due 05/15/15(1)	3,335,000	2,793,062
Ingles Markets, Inc., 8.875%, due 12/01/11	2,650,000	2,689,750
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	2,850,000	2,650,500
Landry’s Restaurants, Inc., 9.500%, due 12/15/14	6,000,000	5,940,000
LIN Television Corp. 6.500%, due 05/15/13	1,150,000	1,082,438
Mediacom LLC/Mediacom Capital Corp., 9.500%, due 01/15/13	2,975,000	2,763,031
Mirant Americas Generation LLC, 8.300%, due 05/01/11	4,450,000	4,461,125
Mirant North America LLC, 7.375%, due 12/31/13	2,000,000	2,005,000
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14	1,850,000	1,722,813

	Face amount	Value
US corporate bonds — (concluded)
NRG Energy, Inc., 7.375%, due 01/15/17	$1,650,000	$1,608,750
Owens-Brockway Glass Container, Inc., 8.250%, due 05/15/13	1,850,000	1,919,375
Pantry, Inc., 7.750%, due 02/15/14	1,200,000	1,104,000
Residential Capital LLC, 5.646%, due 06/09/08(1)	4,385,000	3,749,175
River Rock Entertainment Authority, 9.750%, due 11/01/11	2,200,000	2,299,000
Sanmina-SCI Corp., 7.741%, due 06/15/14(1),(2)	1,715,000	1,652,831
Sheridan Group, Inc., 10.250%, due 08/15/11	4,050,000	4,050,000
Sinclair Television Group, Inc., 8.000%, due 03/15/12	2,131,000	2,170,956
Smurfit-Stone Container Enterprises, Inc., 8.000%, due 03/15/17	625,000	603,906
United Rentals North America, Inc., 7.750%, due 11/15/13	7,800,000	6,786,000
Univision Communications, Inc., 7.850%, due 07/15/11	1,200,000	1,195,500
9.750%, due 03/15/15(2),(3)	1,250,000	1,139,063
Washington Mutual Bank, 5.130%, due 08/25/08(1)	500,000	475,145
Washington Mutual Preferred Funding, 9.750%, due 12/15/17(1),(2),(4)	2,000,000	1,600,000
Whiting Petroleum Corp., 7.000%, due 02/01/14	2,000,000	1,980,000
Xerox Capital Trust I, 8.000%, due 02/01/27	6,600,000	6,591,658

Total US corporate bonds (cost $117,354,990)		111,564,148

Asset-backed security — 0.01%
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFA, Class B2, 6.000%, due 09/25/26(2),(5),(6) (cost $817,284)	883,140	16,338

Total US bonds (cost $118,172,274)		111,580,486

International bonds — 27.09%
International corporate bonds — 27.09%
Canada — 26.00%
Abitibi-Consolidated, Inc., 6.950%, due 04/01/08	4,518,000	4,433,288
8.550%, due 08/01/10	6,675,000	5,840,625
Bowater Canada Finance Corp., 7.950%, due 11/15/11	8,680,000	7,009,100
Quebecor World Capital Corp., 4.875%, due 11/15/08	23,500,000	21,179,375
Stone Container Finance, 7.375%, due 07/15/14	6,300,000	5,937,750

		44,400,138

120

UBS Opportunistic High Yield Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (concluded)
International bonds — (concluded)
International corporate bonds — (concluded)
Netherlands — 1.09%
Montell Finance Co. BV, 8.100%, due 03/15/27(2)	$2,450,000	$1,862,000

Total international corporate bonds (cost $51,345,835)		46,262,138

Total bonds (cost $169,518,109)		157,842,624

	Shares	Value
Short-term investment — 3.99%
Other — 3.99%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(7),(8) (cost $6,811,956)	6,811,956	$6,811,956

Total investments — 96.42% (cost $176,330,065)		164,654,580
Cash and other assets, less liabilities — 3.58%		6,118,679

Net assets — 100.00%		$170,773,259

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $176,330,065; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$490,956
Gross unrealized depreciation	(12,166,441)

Net unrealized depreciation	$(11,675,485)

(1)	Floating rate security — The interest rate shown is the current rate as of December 31, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $6,270,232 or 3.67% of net assets.

(3)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	Security is illiquid. At December 31, 2007, the value of this security amounted to $16,338 or 0.01% of net assets.
(6)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at December 31, 2007.
GMAC	General Motors Acceptance Corp.

Restricted security

Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFA, Class B2, 6.000%, due 09/25/26	11/03/06	$783,319	0.46%	$16,338	0.01%

121

UBS U.S. Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS U.S. Bond Relationship Fund (the “Fund”) returned 3.01%. The Fund’s benchmark, the Lehman Brothers US Aggregate Bond Index (the “Index”), returned 6.97% over the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s underperformance was primarily due to security selection and sector allocations, in particular among mortgage-related securities.

Portfolio performance summary

What worked

•

Active duration and yield curve positioning modestly contributed to Fund performance. (Duration is a measure of sensitivity to changes in interest rates.) We positioned the portfolio defensively at the beginning of the reporting period, maintaining a duration that was shorter than the benchmark. Later in the period we slightly increased duration to bring it in line with the benchmark.

•

Toward the end of November, as pricing at the long end of the Treasury curve approached historical extremes, in terms of both absolute low yields and high deviations from our estimates, we brought the Fund’s duration slightly shorter than the benchmark.

•

While the weakened outlook for the US economy—coupled with disarray in the credit markets—continued to pressure the Federal Reserve Board (the “Fed”) to cut short-term rates, the market had already priced in additional easing. Overall, our duration and yield curve strategies had a slightly positive effect on performance for the year.

What didn’t work

•

Security selection detracted from relative performance. The largest detractors from performance were our selection of asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS).

•

Despite volatile market conditions throughout 2007, we continued to find, in our opinion, value in the securitized sectors. In particular, in the second half of the year, market volatility and risk aversion created what we believed to be compelling buying opportunities, as the difference between securities’ fundamental values and their market prices widened. We therefore, increased our exposure to AAA-rated and AA-rated commercial mortgage-backed securities. Additionally, within the asset-backed sector, we focused our attention on purchasing high-quality (predominately AAA-rated) residential mortgage-backed securities priced at a discount to their fundamentals. In the face of ongoing volatility, these additions further detracted from performance during the reporting period.

•

The Fund maintained a modest underweight to MBS for most of the period. In this sector, the Fund held mostly high-quality, non-agency mortgages. In the second half of the reporting period, non-agency mortgages began to underperform agency mortgages. In our view, this underperformance did not reflect deterioration in the fundamentals of these bonds. Instead, we attributed the price declines to continued risk aversion. While our allocation to non-agency mortgages negatively impacted performance during the reporting period, we believe that these securities have stronger potential over the longer term.

122

UBS U.S. Bond Relationship Fund

•	Despite some positives, overall sector allocation hindered performance.

•

The Fund’s underweight positions to the corporate bond sector, both in duration and market-value terms, had a slightly positive effect on Fund performance. However, this was more than offset by the Fund’s overweight positions in ABS and CMBS, which detracted from performance.

•

In terms of our investment grade corporate debt exposure, the Fund owned securities with shorter-dated maturities. We believed that the Fed was likely to lower rates aggressively, which would cause the yield curve to steepen. When spreads—the difference between the yield paid on US Treasury bonds and higher risk securities—widened, we added to the Fund’s positions in the financial and banking sectors. However, the prices of banks and financial services firms’ debt remained quite volatile throughout the reporting period, which negatively impacted performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

123

UBS U.S. Bond Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	5 years ended 12/31/07	Inception 04/28/00(1) to 12/31/07
UBS U.S. Bond Relationship Fund	3.01%	3.97%	6.19%
Lehman Brothers US Aggregate Bond Index(2)	6.97	4.42	6.54

(1)	Performance inception date of UBS U.S. Bond Relationship Fund.

(2)

The Lehman Brothers US Aggregate Bond Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Bond Relationship Fund and the Lehman Brothers US Aggregate Bond Index from April 28, 2000, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

124

UBS U.S. Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2007

Percentage of net assets
US Treasury Notes, 4.625%, due 11/15/16	4.3%
US Treasury Notes, 4.875%, due 06/30/12	4.1
US Treasury Notes, 4.875%, due 06/30/09	3.0
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-LDP5, Class A4, IO, 5.345%, due 12/15/44	2.1
MLCC Mortgage Investors, Inc., Series 06-2, Class 4A, 5.797%, due 05/25/36	2.0
US Treasury Notes, 3.625%, due 10/31/09	1.9
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	1.9
Federal National Mortgage Association Pools, # 888417, 6.500%, due 01/01/36	1.5
Bear Stearns Adjustable Rate Mortgage Trust, Series 07-3, Class 2A1, 5.643%, due 05/25/47	1.4
US Treasury Inflation Indexed Bonds, 2.375%, due 01/15/27	1.3
Total	23.5%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2007

Bonds
US bonds
US corporate bonds
Aerospace & defense	0.05%
Capital markets	2.17
Chemicals	0.22
Commercial banks	1.06
Construction materials	0.10
Consumer finance	3.57
Diversified financial services	1.98
Diversified telecommunication services	0.79
Electric utilities	0.43
Food & staples retailing	0.23
Food products	0.00 (1)
Gas utilities	0.10
Household durables	0.31
Industrial conglomerates	0.10
IT services	0.08
Media	0.97
Multi-utilities	0.73
Oil, gas & consumable fuels	0.77
Paper & forest products	0.28
Personal products	0.15
Pharmaceuticals	1.04
Real estate investment trusts (REITs)	0.20
Road & rail	0.36
Thrifts & mortgage finance	2.10
Wireless telecommunication services	0.18

Total US corporate bonds	17.97
Asset-backed securities	4.04
Commercial mortgage-backed securities	13.73
Mortgage & agency debt securities	44.40
US government obligations	16.30

Total US bonds	96.44

International bonds
International corporate bonds
Beverages	0.17
Commercial banks	0.33
Diversified telecommunication services	0.50
Energy equipment & services	0.14
Pharmaceuticals	0.09

Total international bonds	1.23

Total bonds	97.67
Short-term investments	2.54
Options purchased	0.16

Total investments	100.37
Liabilities, in excess of cash and other assets	(0.37)

Net assets	100.00%

(1)	Amount represents less than 0.005%

125

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — 97.67%
US bonds — 96.44%
US corporate bonds — 17.97%
Abbott Laboratories, 5.600%, due 11/30/17	$325,000	$333,912
6.150%, due 11/30/37	60,000	63,310
Allergan, Inc., 5.750%, due 04/01/16	215,000	220,219
American General Finance Corp., 4.875%, due 07/15/12	130,000	125,831
Anadarko Petroleum Corp., 5.950%, due 09/15/16	45,000	45,820
AOL Time Warner, Inc., 6.875%, due 05/01/12	190,000	200,072
AT&T, Inc., 6.500%, due 09/01/37	70,000	73,198
AvalonBay Communities, Inc., 7.500%, due 08/01/09	80,000	83,173
Avon Products, Inc., 7.150%, due 11/15/09	110,000	116,131
Bank of America Corp., 5.420%, due 03/15/17	200,000	193,260
Bank One Corp., 7.875%, due 08/01/10	90,000	97,080
Bear Stearns Cos., Inc., 5.350%, due 02/01/12	85,000	82,784
5.550%, due 01/22/17	90,000	80,659
BellSouth Corp., 6.550%, due 06/15/34	90,000	93,087
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	85,000	84,467
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	60,000	65,016
Capital One Financial Corp., 5.500%, due 06/01/15	215,000	198,310
6.750%, due 09/15/17	210,000	201,415
Citigroup, Inc., 5.625%, due 08/27/12	210,000	212,726
5.875%, due 05/29/37	45,000	41,997
6.125%, due 11/21/17	285,000	292,750
Comcast Cable Communications LLC, 6.750%, due 01/30/11	445,000	465,241
Comcast Corp., 6.300%, due 11/15/17	70,000	72,627
Computer Sciences Corp., 3.500%, due 04/15/08	65,000	64,609
ConAgra Foods, Inc., 6.750%, due 09/15/11	1,000	1,052
Countrywide Financial Corp., 4.979%, due 04/30/08(1)	25,000	23,184
5.128%, due 05/05/08(1)	25,000	22,837
5.200%, due 02/27/08(1)	95,000	90,706
Countrywide Home Loans, Inc., 3.250%, due 05/21/08	165,000	149,105
CRH America, Inc., 6.000%, due 09/30/16	75,000	73,349
CVS Caremark Corp., 5.750%, due 06/01/17	175,000	176,126

	Face amount	Value
US corporate bonds — (continued)
Devon Financing Corp. ULC, 6.875%, due 09/30/11	$70,000	$74,962
Dominion Resources, Inc., Series B 5.950%, due 06/15/35	85,000	79,437
DTE Energy Co., 6.350%, due 06/01/16	75,000	77,538
Duke Capital LLC, 5.668%, due 08/15/14	75,000	74,530
Erac USA Finance Co., 7.000%, due 10/15/37(2)	80,000	72,658
8.000%, due 01/15/11(2)	125,000	133,746
Exelon Generation Co. LLC, 5.350%, due 01/15/14	115,000	111,917
First Union National Bank, 7.800%, due 08/18/10	245,000	264,041
Fleet Financial Group, 7.375%, due 12/01/09	55,000	57,317
Florida Power Corp., 6.350%, due 09/15/37	25,000	26,340
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	1,540,000	1,461,760
Fortune Brands, Inc., 5.375%, due 01/15/16	245,000	233,400
General Electric Capital Corp., 6.000%, due 06/15/12	540,000	566,103
General Electric Co., 5.250%, due 12/06/17	75,000	74,840
GMAC LLC, 6.875%, due 09/15/11	345,000	295,146
Goldman Sachs Group, Inc., 6.875%, due 01/15/11	280,000	296,969
HSBC Finance Corp., 6.750%, due 05/15/11	225,000	233,407
ICI Wilmington, Inc., 4.375%, due 12/01/08	165,000	164,773
International Lease Finance Corp., 3.500%, due 04/01/09	190,000	186,750
JPMorgan Chase & Co., 6.750%, due 02/01/11	185,000	194,249
Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	140,000	136,409
5.800%, due 03/15/35	175,000	158,414
7.400%, due 03/15/31	40,000	43,070
Lehman Brothers Holdings, Inc., 5.478%, due 01/12/12(1)	100,000	94,083
5.500%, due 04/04/16	55,000	52,626
5.750%, due 01/03/17	170,000	163,310
7.000%, due 09/27/27	75,000	76,122
Merrill Lynch & Co., Inc., 5.700%, due 05/02/17	65,000	61,951
6.050%, due 08/15/12	120,000	122,303
MidAmerican Energy Holdings Co., 5.950%, due 05/15/37	75,000	72,748
Morgan Stanley, 5.950%, due 12/28/17	155,000	154,890
6.750%, due 04/15/11	435,000	455,942
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	105,000	136,078

126

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
US corporate bonds — (concluded)
Pacific Gas & Electric Co., 6.050%, due 03/01/34	$75,000	$74,875
PPL Capital Funding Trust I, 4.330%, due 03/01/09	65,000	64,526
PPL Energy Supply LLC, Series A 6.000%, due 12/15/36	60,000	54,930
6.400%, due 11/01/11	100,000	102,369
Prologis, 5.625%, due 11/15/15	80,000	76,525
PSEG Power LLC, 6.950%, due 06/01/12	195,000	207,891
Residential Capital LLC, 5.646%, due 06/09/08(1)	180,000	153,900
7.625%, due 11/21/08	205,000	162,975
7.875%, due 06/30/10	325,000	208,000
Sprint Capital Corp., 6.875%, due 11/15/28	185,000	175,447
Teva Pharmaceutical Finance LLC, 5.550%, due 02/01/16	85,000	83,996
United Technologies Corp., 5.375%, due 12/15/17	40,000	40,349
Valero Energy Corp., 6.625%, due 06/15/37	55,000	55,389
7.500%, due 04/15/32	60,000	65,939
Verizon New York, Inc., Series B 7.375%, due 04/01/32	235,000	257,994
Washington Mutual Bank, 5.500%, due 01/15/13	425,000	377,099
Washington Mutual Preferred Funding, 9.750%, due 12/15/17(1),(2),(3)	500,000	400,000
Wells Fargo Bank N.A., 6.450%, due 02/01/11	360,000	380,863
Weyerhaeuser Co., 6.750%, due 03/15/12	200,000	210,028

Total US corporate bonds (cost $13,960,392)		13,604,977

Asset-backed securities — 4.04%
Capital One Auto Finance Trust, Series 05-D, Class A4, 5.068%, due 10/15/12(1)	300,000	295,724
Citibank Credit Card Issuance Trust, Series 03-A9, Class A9, 5.029%, due 11/22/10(1)	300,000	299,822
Series 02-A8, Class A8, 5.440%, due 11/07/11(1)	300,000	299,658
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 5.205%, due 06/25/33(1),(2)	139,863	130,521
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.085%, due 01/25/37(1),(2)	193,094	125,511

	Face amount	Value
Asset-backed securities — (concluded)
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 4.995%, due 12/25/26(1)	$152,699	$76,629
Green Tree Financial Corp., Series 96-4, Class A6, 7.400%, due 06/15/27	179,453	190,395
GSAMP Trust, Series 06-S6, Class A2, 5.552%, due 10/25/36(4),(5)	250,000	62,500
Series 06-S2, Class A3, 5.628%, due 01/25/36(4),(5)	1,000,000	150,000
Series 06-S3, Class A2, 5.769%, due 05/25/36(4),(5)	825,000	82,500
Series 06-S3, Class A1, 6.085%, due 05/25/36	388,594	136,008
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 4.965%, due 03/25/37(1)	86,065	36,803
Series 06-5, Class A1, 5.500%, due 01/25/37	241,962	156,742
Series 06-3, Class A1, 5.594%, due 09/25/36(1)	99,610	71,243
Series 06-4, Class A1, 5.671%, due 11/25/36	65,961	45,212
Long Beach Mortgage Loan Trust, Series 06-A, Class A2, 5.548%, due 05/25/36	75,000	18,906
Massachusetts RRB Special Purpose Trust, Series 99-1, Class A5, 7.030%, due 03/15/12	290,000	298,337
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 5.965%, due 10/25/27(1)	109,391	97,273
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 5.045%, due 09/25/36(1)	52,267	41,258
Morgan Stanley Mortgage Loan Trust, Series 06-14SL, Class A1, 5.025%, due 11/25/36(1)	72,756	39,039
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 5.035%, due 08/25/36(1)	145,204	94,383
SACO I Trust, Series 06-5, Class 2A1, 5.015%, due 05/25/36(1)	79,822	36,367
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(2)	114,217	104,545
Washington Mutual Master Note Trust, Series 07-A5A, Class A5, 5.778%, due 10/15/14(1),(2)	175,000	172,504

Total asset-backed securities (cost $5,505,225)		3,061,880

127

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Commercial mortgage-backed securities — 13.73%
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A4, 5.356%, due 10/10/45	$425,000	$425,999
Series 06-5, Class B, 5.463%, due 09/10/47	175,000	160,541
Series 07-3, Class C, 5.838%, due 06/10/49(1)	125,000	112,626
Series 06-2, Class B, 5.965%, due 05/10/45(1)	125,000	118,369
Bear Stearns Commercial Mortgage Securities Trust, Series 07-PW17, Class C, 5.941%, due 06/11/50(1)	175,000	161,210
Series 06-PW14, Class B, 5.333%, due 12/11/38(2)	175,000	158,709
Series 07-PW16, Class C, 5.902%, due 06/11/40(1),(2)	75,000	68,326
Series 00-WF2, Class A2, 7.320%, due 10/15/32(1)	160,000	169,014
Citigroup Commercial Mortgage Trust, Series 06-C5, Class A4, 5.431%, due 10/15/49	425,000	427,433
Series 07-C6, Class A4, 5.889%, due 12/10/49(1)	650,000	668,384
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD4, Class B, 5.447%, due 12/11/49(1)	125,000	112,371
Credit Suisse Mortgage Capital Certificates, Series 07-C3, Class B, 5.723%, due 06/15/39(1)	75,000	68,993
Series 07-C4, Class C, 5.811%, due 09/15/39(1),(2)	100,000	91,636
Series 06-C3, Class B, 5.827%, due 06/15/38(1)	125,000	118,507
GE Capital Commercial Mortgage Corp., Series 06-C1, Class A4, 5.518%, due 03/10/44(1)	550,000	554,319
Greenwich Capital Commercial Funding Corp., Series 06-RR1, Class A1, 5.779%, due 03/18/49(1),(2)	1,000,000	863,750
GS Mortgage Securities Corp. II, Series 06-CC1, Class A, 5.457%, due 03/21/46(1),(2)	1,023,130	885,796
Series 06-RR2, Class A1, 5.686%, due 06/23/46(1),(2)	875,000	783,309
Series 07-GG10, Class C, 5.993%, due 08/10/45(1)	125,000	113,830
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(2)	76,685	78,283
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-LDP5, Class A4, IO, 5.345%, due 12/15/44(1)	1,600,000	1,593,331
Series 06-LDP8, Class A4, 5.399%, due 05/15/45	525,000	527,102

	Face amount	Value
Commercial mortgage-backed securities — (concluded)
Series 06-LDP8, Class B, 5.520%, due 05/15/45(1)	$125,000	$113,664
Series 07-CB19, Class C, 5.937%, due 02/12/49(1)	75,000	68,170
Series 07-LD12, Class C, 6.261%, due 02/15/51(1)	125,000	115,950
Merrill Lynch Mortgage Trust, Series 07-C1, Class B, 6.023%, due 06/12/50(1)	125,000	114,380
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 06-3, Class B, 5.525%, due 07/12/46(1)	125,000	113,101
Series 07-8, Class C, 6.156%, due 08/12/49(1)	125,000	112,036
Morgan Stanley Capital I, Series 07-IQ13, Class B, 5.517%, due 03/15/44(1),(2)	175,000	155,715
Series 07-IQ16, Class A4, 5.809%, due 12/12/49	355,000	363,041
Series 07-IQ15, Class B, 6.077%, due 06/11/49(1),(2)	125,000	112,995
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09(1)	248,060	257,975
TIAA Retail Commercial Trust, Series 01-C1A, Class A2, 6.300%, due 06/19/21(2)	100,825	100,965
Wachovia Bank Commercial Mortgage Trust, Series 06-C23, Class A4, 5.418%, due 01/15/45(1)	500,000	502,612

Total commercial mortgage-backed securities (cost $10,669,622)		10,392,442

Mortgage & agency debt securities — 44.40%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 5.055%, due 11/25/35(1)	124,770	92,285
Adjustable Rate Mortgage Trust, Series 06-1, Class 5A1, 6.087%, due 03/25/36(1)	739,279	739,279
Banc of America Funding Corp., Series 07-C, Class XB1, 5.729%, due 05/20/36(1)	849,094	799,157
Series 06-H, Class B1, 6.101%, due 09/20/46(1)	844,405	756,157
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-1, Class 4A1, 5.351%, due 03/25/35(1)	392,895	389,089
Series 07-3, Class 2A1, 5.643%, due 05/25/47(1)	1,033,403	1,027,057
Bear Stearns Alt-A Trust, Series 06-2, Class 22A1, 5.980%, due 03/25/36(1)	734,248	734,045
Citicorp Mortgage Securities, Inc., Series 94-3, Class A13, 6.500%, due 02/25/24	117,871	117,553

128

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
Countrywide Alternative Loan Trust, Series 04-J8, Class 2A1, 7.000%, due 08/25/34	$106,946	$108,162
Countrywide Home Loan Mortgage Pass-Through Trust, Series 06-HYB1, Class 1A1, 5.357%, due 03/20/36(1)	584,854	577,575
CS First Boston Mortgage Securities Corp., Series 05-9, Class 3A1, 6.000%, due 10/25/35	629,142	612,414
Series 03-8, Class 5A1, 6.500%, due 04/25/33	131,161	131,520
Series 01-26, Class 5A1, 7.328%, due 11/25/31(1)	34,901	34,799
Series 02-10, Class 2A1, 7.500%, due 05/25/32	43,525	43,638
Federal Home Loan Mortgage Corp., 4.750%, due 03/05/12	720,000	743,295
5.250%, due 10/10/12	485,000	489,798
5.300%, due 02/27/09	840,000	841,749
5.600%, due 10/17/13	670,000	676,125
5.750%, due 06/27/16	505,000	545,312
Federal Home Loan Mortgage Corp. Conventional Pools,
# 1J0405, 5.209%, due 05/01/37(1)	808,513	814,039
# 1G1644, 5.383%, due 03/01/37(1)	798,778	808,770
Federal Home Loan Mortgage Corp. Gold Pools,
# G12205, 4.500%, due 06/01/21	654,668	643,339
# E91473, 5.500%, due 09/01/17	342,281	347,107
# E93969, 5.500%, due 01/01/18	54,635	55,405
# G11567, 5.500%, due 12/01/18	608,889	617,473
# B15816, 5.500%, due 07/01/19	337,508	341,905
# B19364, 5.500%, due 06/01/20	656,539	664,645
# A16827, 5.500%, due 12/01/33	203,545	203,487
# C00742, 6.500%, due 04/01/29	7,101	7,359
# G01038, 6.500%, due 06/01/29	65,904	68,296
# G01717, 6.500%, due 11/01/29	326,667	339,181
# G01449, 7.000%, due 07/01/32	289,286	304,007
# C00335, 7.500%, due 05/01/24	7,247	7,757
# D66838, 8.000%, due 09/01/25	801	858
Federal Home Loan Mortgage Corp. REMICs,
Series 3178, Class MC, 6.000%, due 04/15/32	750,000	766,907
Series 3164, Class NC, 6.000%, due 12/15/32	750,000	768,696
Series 1595, Class D, 7.000%, due 10/15/13	29,003	29,759
Federal National Mortgage Association, 5.000%, due 10/15/10	480,000	483,340
5.250%, due 08/01/12	615,000	639,286
5.500%, due 01/23/12	795,000	795,305
6.070%, due 05/12/16	555,000	557,258
Federal National Mortgage Association Grantor Trust,
Series 00-T6, Class A1, 7.500%, due 06/25/30	111,493	118,477

	Face amount	Value
Mortgage & agency debt securities — (continued)
Federal National Mortgage Association Pools, # 745336, 5.000%, due 03/01/36	$385,146	$376,008
# 745790, 5.012%, due 08/01/36(1)	776,248	780,650
# 252268, 5.500%, due 01/01/09	3,275	3,276
# 735661, 5.500%, due 12/01/17	525,416	533,359
# 688786, 5.500%, due 02/01/18	365,458	370,983
# 244450, 5.500%, due 11/01/23	60,279	60,851
# 762615, 5.500%, due 12/01/23	625,124	629,048
# 688066, 5.500%, due 03/01/33	268,804	269,283
# 753210, 5.500%, due 01/01/34	776,141	776,716
# 408267, 6.000%, due 03/01/28	16,552	16,927
# 323715, 6.000%, due 05/01/29	9,904	10,129
# 708631, 6.000%, due 06/01/33	93,352	94,985
# 888417, 6.500%, due 01/01/36	1,091,768	1,131,613
# 619809, 7.000%, due 11/01/31	24,167	25,469
# 636812, 7.000%, due 04/01/32	38,072	40,082
# 578040, 7.500%, due 05/01/31	13,469	14,365
# 124560, 8.000%, due 11/01/22	2,440	2,609
# 411887, 8.000%, due 09/01/27	5,308	5,687
# 7237, 9.500%, due 11/01/09	21,280	22,005
Federal National Mortgage Association Whole Loan, Series 03-W6, Class 6A, 6.432%, due 08/25/42(1)	103,142	103,591
Series 95-W3, Class A, 9.000%, due 04/25/25	1,185	1,324
First Horizon Asset Securities, Inc., Series 07-AR2, Class 1A1, 5.855%, due 08/25/37(1)	707,187	708,734
Government National Mortgage Association Pools,
# 2687, 6.000%, due 12/20/28	128,480	131,574
# 495814, 6.000%, due 01/15/29	45,475	46,710
# 2713, 6.000%, due 02/20/29	55,210	56,520
# 2794, 6.000%, due 08/20/29	14,000	14,332
# 2807, 6.000%, due 09/20/29	7,895	8,082
# 80354, 6.125%, due 12/20/29(1)	71,574	72,506
# 486873, 6.500%, due 01/15/29	3,624	3,761
# 781029, 6.500%, due 05/15/29	6,994	7,258
# 781276, 6.500%, due 04/15/31	201,478	208,889
# 780204, 7.000%, due 07/15/25	7,052	7,492
# 421828, 7.000%, due 04/15/26	16,578	17,607
# 780584, 7.000%, due 06/15/27	27,437	29,135
# 2796, 7.000%, due 08/20/29	572,889	606,052
JPMorgan Alternative Loan Trust, Series 06-A4, Class A7, 6.300%, due 09/25/36(1)	750,000	698,794
Merrill Lynch Alternative Note Asset, Series 07-F1, Class 2A1, 6.000%, due 03/25/37	951,568	948,262
MLCC Mortgage Investors, Inc., Series 06-2, Class 4A, 5.797%, due 05/25/36(1)	1,480,443	1,475,822
Morgan Stanley Mortgage Loan Trust, Series 04-4, Class 2A, 6.392%, due 09/25/34(1)	276,814	283,129
WaMu Mortgage Pass-Through Certificates, Series 06-AR16, Class 2A1, 5.646%, due 12/25/36(1)	780,550	777,204

129

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
Mortgage & agency debt securities — (concluded)
Series 07-HY1, Class 1A1, 5.715%, due 02/25/37(1)	$483,657	$482,090
Series 07-HY7, Class LB1, 5.858%, due 07/25/37(1),(4),(6)	424,703	412,493
Series 07-HY1, Class 3A3, 5.883%, due 02/25/37(1)	1,000,000	1,002,343
Series 02-AR17, Class 1A, 5.988%, due 11/25/42(1)	297,725	288,444
Wells Fargo Mortgage Backed Securities Trust, Series 07-II, Class B1, 6.000%, due 08/25/37	847,938	755,129
Series 07-AR4, Class A1, 6.012%, due 08/25/37(1)	465,281	462,308

Total mortgage & agency debt securities (cost $33,765,795)		33,615,295

US government obligations — 16.30%
US Treasury Bonds, 4.750%, due 02/15/37	585,000	612,239
6.250%, due 08/15/23	535,000	640,537
US Treasury Inflation Indexed Bonds, 2.375%, due 01/15/27	952,651	1,007,428
US Treasury Notes, 3.625%, due 10/31/09	1,450,000	1,464,274
4.625%, due 11/15/16	3,100,000	3,246,525
4.875%, due 06/30/09	2,210,000	2,266,631
4.875%, due 06/30/12	2,925,000	3,102,328

Total US government obligations (cost $12,267,938)		12,339,962

Total US bonds (cost $76,168,972)		73,014,556

International bonds — 1.23%
International corporate bonds — 1.23%
Cayman Islands — 0.14%
Transocean, Inc., 6.800%, due 03/15/38	75,000	76,526
7.500%, due 04/15/31	30,000	32,956

		109,482

Luxembourg — 0.50%
Telecom Italia Capital SA, 5.250%, due 11/15/13	385,000	380,507

United Kingdom — 0.59%
Abbey National PLC, 7.950%, due 10/26/29	55,000	65,218
AstraZeneca PLC, 6.450%, due 09/15/37	65,000	71,219
Royal Bank of Scotland Group PLC, 7.640%, due 09/29/17(1),(3)	100,000	102,809
9.118%, due 03/31/10(3)	75,000	80,179

	Face amount	Value
International corporate bonds — (concluded)
United Kingdom — (concluded)
SABMiller PLC, 6.500%, due 07/01/16(2)	$120,000	$125,324

		444,749

Total international bonds (cost $938,889)		934,738

Total bonds (cost $77,107,861)		73,949,294

	Shares
Short-term investments — 2.54%
Other — 2.40%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(7),(8) (cost $1,820,295)	1,820,295	1,820,295

	Face amount
US government obligations — 0.14%
US Treasury Bills, 3.15%, due 06/19/08(9),(10) (cost $103,463)	$105,000	103,389

Total short-term investments (cost $1,923,758)		1,923,684

	Number of contracts
Options purchased — 0.16%
Call options —0.09%
90 Day Euro-Dollar Futures, strike @ USD 96.25, expires June 2008*	102	70,763

Put options — 0.07%
10 Year US Treasury Notes Futures, strike @ USD 111.00, expires February 2008*	121	54,828
90 Day Euro-Dollar Futures, strike @ USD 94.625, expires March 2008*	293	0

		54,828

Total options purchased (cost $245,860)		125,591

Total investments —100.37% (cost $79,277,479)		75,998,569
Liabilities, in excess of cash and other assets — (0.37)%		(282,159)

Net assets — 100.00%		$75,716,410

130

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $79,277,479; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$645,188
Gross unrealized depreciation	(3,924,098)

Net unrealized depreciation	$(3,278,910)

*	Non-income producing security.
(1)	Floating rate security — The interest rate shown is the current rate as of December 31, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $4,564,293 or 6.03% of net assets.

(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is illiquid. At December 31, 2007, the value of these securities amounted to $707,493 or 0.93% of net assets.
(5)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(6)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2007, the value of this security amounted to $412,493 or 0.54% of net assets.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at December 31, 2007.
(9)	The rate shown is the effective yield at the date of purchase.
(10)	This security was delivered to cover margin requirements for futures contracts.
CS	Credit Suisse
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
IO	Interest only security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.
REMIC	Real Estate Mortgage Investment Conduit

Currency type abbreviation:

USD	United States Dollar

Futures contracts

UBS U.S. Bond Relationship Fund had the following open futures contracts as of December 31, 2007:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
10 Year US Treasury Notes, 53 contracts (USD)	March 2008	$5,957,816	$6,009,703	$51,888

US treasury futures sell contracts:
2 Year US Treasury Notes, 118 contracts (USD)	March 2008	24,775,215	24,809,500	(34,285)

Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 46 contracts (USD)	January 2008	10,965,463	10,971,575	6,112
90 Day Euro-Dollar Futures, 19 contracts (USD)	February 2008	4,541,982	4,542,900	918
90 Day Euro-Dollar Futures, 28 contracts (USD)	March 2008	6,628,074	6,703,550	75,476

Interest rate futures sell contracts:
90 Day Euro-Dollar Futures, 28 contracts (USD)	March 2008	6,626,822	6,703,550	(76,728)

Net unrealized appreciation on futures contracts				$23,381

The segregated aggregate market value of investments delivered to cover margin requirements positions at December 31, 2007 was $103,389.

131

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2007

Currency type abbreviation:

USD	United States Dollar

Options written

UBS U.S. Bond Relationship Fund had the following open options written as of December 31, 2007:

	Expiration dates	Premiums received	Value
Call options written
One Year Euro-Dollar Mid-Curve Futures, 41 contracts, strike @ USD 96.25	June 2008	$39,884	$52,788
One Year Euro-Dollar Mid-Curve Futures, 41 contracts, strike @ USD 96.38	June 2008	38,860	45,869

Put options written
90 Day Euro-Dollar Futures, 293 contracts, strike @ USD 94.50	March 2008	61,442	1,831

		$140,186	$100,488

Currency type abbreviation:

USD	United States Dollar

132	See accompanying notes to financial statements.

UBS U.S. Cash Management Prime Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS U.S. Cash Management Prime Relationship Fund (the “Fund”) returned 5.34%, compared to the 4.56% return of the Citigroup U.S. Treasury Bills 30-Day Rate (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.)

Quality, liquidity and yield remained paramount in our selection process for the Fund during the reporting period. We also maintained a diversified portfolio and proactively adjusted the Fund’s positioning in an effort to take advantage of what we believed to be changing opportunities in the marketplace.

Portfolio performance summary

What worked

•	The Fund benefited from proactive management.

•

During the first half of the reporting period, we employed a “bulleted” strategy, which entailed focusing on securities with particular maturities. We focused on those maturing within six to 12 months, which helped the Fund to capture yield opportunities during that period.

•

During the second half of the period, we employed a “barbell” strategy (in which the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve). We continued to buy shorter-term securities, as we also sought to extend the Fund’s weighted average maturity with longer-term money market securities maturing within nine to 13 months.

When the troubles surfaced in the credit market in mid-August, we sought to increase liquidity by purchasing more overnight securities. We focused on those issues with shorter maturities, including one month securities. This served to reduce the weighted average maturity during the remainder of the period. Overall, the barbell strategy was a positive contributor to the Fund’s performance.

•	Maintaining a diversified portfolio.

•

The Fund’s portfolio remained highly diversified, by both weighted average maturity and security type. The Fund held securities with a wide range of maturities, ranging from overnight up to a number of months. In terms of security type, while the Fund is able to generally hold up to 5% in any one security (subject to certain exceptions), we typically maintained a greater level of portfolio diversification over the reporting period. We accomplished this by investing in smaller positions, typically purchasing no more than 2%–3% in any one non-government issuer.

•	Emphasizing quality and liquidity.

•

As always, quality, liquidity and yield remained paramount in our selection process for the Fund. This process led us to be highly selective in terms of the types of commercial paper held in the Fund, which benefited performance during the reporting period. (Commercial paper is a short-term security often backed by a guarantee or a letter of credit from a bank or other entity.) For example, the Fund did not have any positions in single-seller commercial paper conduits or asset backed commercial paper programs solely backed by mortgages. Instead, we emphasized the more stable multi-seller commercial paper programs.

133

UBS U.S. Cash Management Prime Relationship Fund

•

Short-term corporate obligations and certificates of deposit comprised a fair amount of the Fund. Within these sectors, we also found variable-rate securities, which offer interest rates that reset periodically, to be attractive, given the uncertainty of interest rate movements by the Federal Reserve Board (the “Fed”). We purchased variable-rate securities linked to the fed funds rate, as well as those linked to the one-month and three-month LIBOR. (The LIBOR, or the London Interbank Offered Rate, is among the most common of benchmark interest rate indexes used to make adjustments to adjustable-rate securities.)

•

Later in the period, we increased the Fund’s exposure to overnight securities, such as repurchase agreements, as well as to one-month securities as we sought to increase the Fund’s liquidity. These purchases helped to minimize the Fund’s risk exposure. In response to turmoil in the asset-backed commercial paper market during this time, we decreased the Fund’s exposure to these securities and increased our exposure to US government and agency obligations.

•

During the reporting period, the Fund did not have any direct or indirect exposure to collateralized debt obligations, or the subprime mortgage market. (A subprime mortgage is normally made out to borrowers with lower credit ratings; indirect exposure to the subprime mortgage market would result from owning asset-backed commercial paper programs that are solely invested in subprime mortgage.)

•	Selective exposure to SIVs (Structured Investment Vehicles)

•

Based on our research, we believe the Fund to be at minimal credit risk from SIVs. SIVs are funded with asset-backed commercial paper and capital notes. Assets in most SIVs are well-diversified due to sector exposure limitations and can include bank debt, corporate debt and longer-term asset-backed securities. The Fund’s holdings in SIVs represented a small proportion of its total holdings.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

134

UBS U.S. Cash Management Prime Relationship Fund—Portfolio of investments December 31, 2007

	Shares	Value
Short-term investment — 99.98%
Other — 99.98%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(1),(2) (cost $735,918,292)	735,918,292	$735,918,292

Total investments — 99.98% (cost $735,918,292)(3)		735,918,292
Cash and other assets, less liabilities — 0.02%		126,059

Net assets — 100.00%		$736,044,351

Notes to portfolio of investments

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2007.
(3)	Aggregate cost for federal income tax purposes was the same for book purposes.

See accompanying notes to financial statements.	135

UBS U.S. Securitized Mortgage Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2007, UBS U.S. Securitized Mortgage Relationship Fund (the “Fund”) declined 3.22%. For purposes of comparison, the Lehman Brothers MBS Fixed Rate Index (the “Index”) returned 6.90% during the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s performance was primarily driven by bottom-up security selection and its subsequent impact on sector positioning.

Portfolio performance summary

•

Escalating issues in the subprime mortgage market negatively impacted the securitized markets. It was initially assumed that the issues related to the subprime mortgage market would not adversely impact the overall economy. However, the problems and fallout from the subprime mortgage meltdown quickly escalated, leading to a severe credit crunch in the summer of 2007 and again in November. Increased risk aversion led to a dramatic flight-to-quality as investors abandoned mortgage-related securities for the safety of US Treasuries.

•

The Fund’s exposure to mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) detracted from results, as did its investments in asset-backed securities (ABS). These areas of the market were dragged down by the repercussions in the subprime mortgage market.

•

The Fund’s security selection in Alt-A second lien mortgage backed securities (MBS) detracted from performance. The Fund has exposure to relatively high-rated (“Alt A”) borrowers’ second lien residential mortgage-backed securities (RMBS). “Alt A” borrowers typically have better borrower characteristics than sub-prime borrowers. In the wake of the deterioration of the subprime market, the Alt-A market came under scrutiny as concerns were raised about the creditworthiness of borrowers and the standards of the lenders of these securities. Our expectation was that the higher yields offered by these securities would more than offset the level of borrower defaults in these pools. However, driven by poor due diligence by the mortgage underwriters and a weaker housing market, the actual level of defaults was greater than we originally anticipated.

•	We continued to proactively manage the Fund’s portfolio to take advantage of areas where we felt there were compelling opportunities.

•

In the first half of the fiscal year, we focused on securities that we believed had better characteristics, such as 15-year seasoned mortgage bonds and hybrid adjustable-rate mortgages (Hybrid ARMs offer a blend of fixed rate and adjustable rate characteristics in one single loan, for example a 5/1 hybrid ARM would refer to a five-year fixed period and subsequent one-year rate adjustment.)

•

As the reporting period progressed, we opportunistically added high quality prime non-agency mortgage-backed securities to the portfolio. We added to the Fund’s spread duration in 10-year commercial mortgage-backed securities. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates). We also opportunistically purchased select distressed AAA-rated second lien residential mortgage-backed securities that are currently paying principal. Elsewhere, we purchased AAA-rated consumer LIBOR floaters. (A floater is a fixed income instrument whose coupon fluctuates with some designated reference rate.)

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

136

UBS U.S. Securitized Mortgage Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/07	5 years ended 12/31/07	Inception 09/26/01(1) to 12/31/07
UBS U.S. Securitized Mortgage Relationship Fund	-3.22%	2.19%	3.23%
Lehman Brothers MBS Fixed Rate Index(2)	6.90	4.49	5.00

(1)	Performance inception date of UBS U.S. Securitized Mortgage Relationship Fund.

(2)

Lehman Brothers MBS Fixed Rate Index covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), Freddie Mac (formerly known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formerly known as Federal National Mortgage Association or FNMA).

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Securitized Mortgage Relationship Fund and the Lehman Brothers MBS Fixed Rate Index from September 26, 2001, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

137

UBS U.S. Securitized Mortgage Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Banc of America Commercial Mortgage, Inc., Series 07-4, Class A4, 5.936%, due 02/10/51	2.0%
Federal Home Loan Mortgage Corp. Gold Pool, # G02922, 5.500%, due 04/01/37	1.8
Federal Home Loan Mortgage Corp. Gold Pool, # G03408 5.000%, due 12/01/36	1.7
Federal National Mortgage Association Pool, # 888417, 6.500%, due 01/01/36	1.7
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR19, Class A6, 5.646%, due 12/25/36	1.7
WaMu Mortgage Pass-Through Certificates, Series 07-HY7, Class 3A1, 5.914%, due 07/25/37	1.5
GE Capital Commercial Mortgage Corp., Series 06-C1, Class A4, 5.518%, due 03/10/44	1.4
Wachovia Bank Commercial Mortgage Trust, Series 06-C23, Class A4, 5.418%, due 01/15/45	1.2
Countrywide Alternative Loan Trust, Series 07-22, Class 2A16, 6.500%, due 09/25/37	1.2
WaMu Mortgage Pass-Through Certificates, Series 06-AR16, Class 3A3, 5.691%, due 12/25/36	1.2
Total	15.4%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2007

Bonds
US bonds
Asset-backed securities	10.33%
Collateralized debt obligations	1.68
Commercial mortgage-backed securities	14.07
Mortgage & agency debt securities	70.01
Stripped mortgage-backed securities	0.35

Total US bonds	96.44
International bonds
International collateralized debt obligations	0.97

Total bonds	97.41
Short-term investment	4.21

Total investments	101.62
Liabilities, in excess of cash and other assets	(1.62)

Net assets	100.00%

138

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value

Bonds — 97.41%
US bonds — 96.44%
Asset-backed securities — 10.33%
BA Credit Card Trust, Series 07-A13, Class A13, 5.248%, due 04/16/12(1)	$11,000,000	$10,993,904
BMW Vehicle Lease Trust, Series 07-1, Class A2B, 5.218%, due 11/16/09(1)	13,000,000	13,000,000
Caterpillar Financial Asset Trust, Series 07-A, Class A2B, 5.285%, due 04/26/10(1)	10,000,000	10,010,547
Citibank Credit Card Issuance Trust, Series 03-A9, Class A9, 5.029%, due 11/22/10(1)	5,430,000	5,426,771
Conseco Finance, Series 01-C, Class M2, 6.178%, due 08/15/33(1)	1,156,851	816,563
Countrywide Asset Backed Certificates, Series 04-SD1, Class A1, 5.205%, due 06/25/33(1),(2)	451,170	421,036
CS First Boston Mortgage Securities Corp., Series 05-AGE1, Class A2, 4.640%, due 02/25/32(3)	7,550,000	7,470,461
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.085%, due 01/25/37(1),(2)	28,792,509	18,715,131
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FFB, Class A2, 4.995%, due 12/25/26(1)	1,526,992	766,287
Series 05-FFA, Class M2, 5.475%, due 03/25/25(3),(4)	5,559,000	1,667,700
Series 06-FFB, Class A3, 5.555%, due 12/25/26(3)	16,000,000	8,000,000
Series 06-FFA, Class M8, 6.115%, due 09/25/26(1),(4)	8,862,000	547,517
Series 06-FFA, Class M9, 7.615%, due 09/25/26(1),(4)	6,715,000	346,494
Ford Credit Auto Owner Trust, Series 07-B, Class A2B, 5.358%, due 06/15/10(1)	13,000,000	12,942,046
Series 06-C, Class C, 5.470%, due 09/15/12	3,400,000	3,342,201
Green Tree Financial Corp., Series 99-1, Class A5, 6.110%, due 09/01/23	5,944,967	6,010,433
Series 96-4, Class A6, 7.400%, due 06/15/27	464,467	492,787
Series 94-5, Class A5, 8.300%, due 11/15/19	454,921	477,586
GSAMP Trust, Series 06-S6, Class A2, 5.552%, due 10/25/36(3),(4)	8,100,000	2,025,000
Series 06-S2, Class A3, 5.628%, due 01/25/36(3),(4)	16,000,000	2,400,000
Series 06-S3, Class A2, 5.769%, due 05/25/36(3),(4)	6,000,000	600,000
Series 06-S3, Class A1, 6.085%, due 05/25/36(3)	3,002,770	1,050,970

	Face amount	Value

Asset-backed securities — (continued)
Series 05-S2, Class B2, 6.442%, due 11/25/34(3),(4)	$865,443	$25,963
Harley-Davidson Motorcycle Trust, Series 07-2, Series B, 5.230%, due 03/15/14	11,000,000	10,879,288
Home Equity Mortgage Loan Asset-Backed Trust, Series 06-1, Class A4, 6.166%, due 05/25/36(3)	9,481,000	7,164,199
Home Equity Mortgage Trust, Series 06-5, Class M1, 5.185%, due 01/25/37(1)	24,000,000	1,859,014
Series 05-4, Class M1, 5.484%, due 01/25/36(3)	5,000,000	4,026,491
Series 06-3, Class A2, 5.500%, due 09/25/36(1)	4,000,000	964,757
Series 06-5, Class A1, 5.500%, due 01/25/37(3)	7,613,728	4,932,159
Series 06-3, Class A1, 5.594%, due 09/25/36(1)	2,490,262	1,781,086
Series 06-4, Class A2, 5.730%, due 11/25/36(3)	5,000,000	1,154,998
Irwin Home Equity Corp., Series 05-C, Class 1M3, 6.150%, due 04/25/30(3),(4)	5,000,000	2,993,923
Lehman XS Trust, Series 05-8, Class 2A3, 6.000%, due 12/25/35(3)	16,000,000	13,957,746
Long Beach Mortgage Loan Trust, Series 06-A, Class A1, 4.955%, due 05/25/36(1)	10,154,612	4,010,417
Series 06-A, Class A2, 5.548%, due 05/25/36(3)	2,300,000	579,777
Merrill Lynch Mortgage Investors, Inc., Series 06-SL2, Class A, 5.015%, due 05/25/37(1)	3,117,840	1,782,876
Series 06-SL1, Class A, 5.045%, due 09/25/36(1)	1,318,632	1,040,878
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class A1, 4.995%, due 08/25/36(1)	4,249,423	2,593,174
Series 06-4S, Class A1, 5.015%, due 03/25/36(1)	5,647,797	4,491,547
Series 06-14SL, Class A1, 5.025%, due 11/25/36(1)	5,764,423	3,093,079
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 5.035%, due 08/25/36(1)	5,324,161	3,460,705
SACO I Trust, 5.015%, due 04/25/36(1)	7,063,649	4,363,131
Series 06-3, Class A1, Series 06-5, Class 2A1, 5.015%, due 05/25/36(1)	2,547,471	1,160,637
Series 06-5, Class IA, 5.045%, due 04/25/36(1)	1,181,128	773,916
Structured Asset Securities Corp., Series 05-S7, Class M5, 5.515%, due 12/25/35(1),(2),(4)	1,250,000	267,906
Series 02-23XS, Class A7, 6.080%, due 11/25/32(3)	16,482,048	16,225,959

139

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
Asset-backed securities — (concluded)
Swift Master Auto Receivables Trust, Series 07-1, Class A, 5.128%, due 06/15/12(1)	$10,000,000	$9,852,469
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37(2),(4)	3,500,000	175,000
WaMu Asset-Backed Certificates, Series 07-HE3, Class M1, 5.205%, due 05/25/37(1)	10,000,000	4,729,127
Washington Mutual Master Note Trust, Series 07-A5A, Class A5, 5.778%, due 10/15/14(1),(2)	26,500,000	26,122,110
World Omni Auto Receivables Trust, Series 07-B, Class A2B, 5.348%, due 02/16/10(1)	10,000,000	9,997,363

Total asset-backed securities (cost $378,260,391)		251,983,129

Collateralized debt obligations — 1.68%
Abacus Ltd., Series 06-13A, Class G, 5.655%, due 09/28/46(1),(2),(4)	5,000,000	2,650,000
Series 06-13A, Class H, 6.155%, due 09/28/46(1),(2),(4)	4,350,000	2,338,125
Series 06-10A, Class H, 6.355%, due 10/30/45(1),(2),(4)	4,900,000	3,601,500
Ansonia CDO Ltd., Series 06-1A, Class G, 7.149%, due 07/28/46(2),(4)	8,752,000	3,864,213
Series 06-1A, Class H, 7.445%, due 07/28/46(2),(4)	6,218,000	2,304,061
Calculus SCRE Trust, Series 06-8, Class Note, 6.899%, due 10/01/37(1),(2),(4)	4,200,000	3,129,000
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 5.637%, due 05/10/21(1),(2),(4)	5,400,000	4,555,440
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46(2),(4)	12,373,000	11,058,369
Greywolf CLO Ltd., Series 07-1A, Class C, 5.605%, due 02/18/21(1),(2),(4)	8,900,000	7,390,560

Total collateralized debt obligations (cost $59,284,570)		40,891,268

Commercial mortgage-backed securities — 14.07%
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A2, 5.309%, due 10/10/45	7,230,000	7,258,469
Series 07-4, Class A4, 5.936%, due 02/10/51(1)	50,000,000	49,969,732
Series 07-4, Class AJ, 6.003%, due 02/10/51(1)	11,900,000	11,124,266

	Face amount	Value

Commercial mortgage-backed securities — (concluded)
Bear Stearns Commercial Mortgage Securities Trust, Series 07-A8, Class MS1 4.516%, due 03/15/22(1)	$4,000,000	$3,800,000
Series 07-PW15, Class A4, 5.331%, due 02/11/44	20,000,000	19,969,204
Series 07-T26, Class A4, 5.471%, due 01/12/45(1)	20,000,000	20,154,588
Series 07-A8, Class MS2, 4.566%, due 03/15/22(1)	16,040,496	15,110,648
Series 07-A8, Class MS3, 4.616%, due 03/15/22(1)	2,509,503	2,365,207
Credit Suisse Mortgage Capital Certificates, Series 06-TF2A, Class SVE, 5.578%, due 10/15/21(1),(2)	15,500,000	15,203,392
G-Force LLC, Series 05-RR2, Class A2, 5.158%, due 12/25/39(2),(4)	10,250,000	9,430,000
GE Capital Commercial Mortgage Corp., Series 06-C1, Class A4, 5.518%, due 03/10/44(1)	32,970,000	33,228,900
Greenwich Capital Commercial Funding Corp., Series 06-RR1, Class A1, 5.779%, due 03/18/49(1),(2)	10,000,000	8,637,500
GS Mortgage Securities Corp., II, Series 06-CC1, Class A, 5.457%, due 03/21/46(1),(2)	19,762,887	17,110,114
Series 07-GKK1, Class A1, 5.579%, due 12/20/49(1),(2),(4)	23,075,000	17,219,488
Series 06-RR2, Class A1, 5.686%, due 06/23/46(1),(2)	14,455,000	12,940,261
Series 06-RR2, Class H, 5.686%, due 06/23/46(1),(2)	3,991,000	2,124,729
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-LDP5, Class A4, IO, 5.345%, due 12/15/44(1)	23,375,000	23,277,566
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(1)	14,125,000	14,084,569
Structured Asset Securities Corp., Series 07-BHC1, Class A1, 5.535%, due 12/18/49(1),(2)	22,000,000	19,662,918
TIAA Retail Commercial Trust, Series 01-C1A, Class A2, 6.300%, due 06/19/21(2)	201,649	201,929
Wachovia Bank Commercial Mortgage Trust, Series 06-C23, Class A4, 5.418%, due 01/15/45(1)	30,000,000	30,156,744
Series 07-WHL8, Class LXR1, 5.728%, due 06/15/20(1),(2),(4)	10,721,129	9,863,439

Total commercial mortgage-backed securities (cost $355,474,690)		342,893,663

140

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — 70.01%
Adjustable Rate Mortgage Trust, Series 05-3, Class CB1, 4.909%, due 07/25/35(1)	$10,428,561	$9,853,528
Series 05-11, Class CB2, 5.429%, due 02/25/36(1),(4)	4,364,919	1,200,353
Series 05-12, Class CB2, 5.716%, due 03/25/36(1),(4)	4,635,317	695,297
Series 06-1, Class 5A1, 6.087%, due 03/25/36(1)	13,861,483	13,861,476
American Home Mortgage Investment Trust, Series 06-1, Class 2M1, 5.300%, due 12/25/35(1)	7,813,113	5,737,281
Banc of America Funding Corp., Series 06-I, Class SB2, 4.734%, due 12/20/36(1)	1,038,427	958,129
Series 06-F, Class B1, 5.603%, due 07/20/36(1)	7,490,391	6,312,723
Series 07-C, Class XB2, 5.729%, due 05/20/36(1)	5,117,539	4,302,709
Series 07-C, Class XB3, 5.729%, due 05/20/36(1)	7,036,492	5,260,132
Series 07-C, Class XB4, 5.729%, due 05/20/36(1)	4,959,708	3,238,259
Series 06-I, Class 5A2, 5.729%, due 10/20/46(1)	18,485,000	18,038,468
Series 06-J, Class 5A2, 5.732%, due 01/20/47(1)	15,250,000	14,846,392
Series 07-C, Class 1A4, 5.760%, due 05/20/36(1)	19,100,000	18,213,739
Series 06-R2, Class A2, 6.059%, due 07/28/46(1),(2)	10,000,000	9,260,933
Series 07-2, Class B1, 6.072%, due 03/25/37(1)	4,793,996	4,273,090
Series 07-2, Class B2, 6.072%, due 03/25/37(1)	4,229,296	3,554,584
Series 06-7, Class 1B2, 6.250%, due 09/25/36	1,819,607	1,463,167
Series 06-7, Class 1B3, 6.250%, due 09/25/36	992,423	680,383
Banc of America Mortgage Securities, Inc., Series 02-K, Class 1A1, 6.399%, due 10/20/32(1)	2,123,045	2,150,468
Bank of America Alternative Loan Trust, Series 04-10, Class 2CB1, 6.000%, due 11/25/34	2,811,680	2,785,320
Series 05-8, Class 2CB1, 6.000%, due 09/25/35	10,126,584	9,707,326
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-1, Class B1, 5.104%, due 03/25/35(1)	7,789,307	7,716,211
Series 05-3, Class B1, 5.119%, due 06/25/35(1)	7,035,388	6,955,729
Series 05-1, Class 4A1, 5.351%, due 03/25/35(1)	24,789,547	24,549,410

	Face amount	Value

Mortgage & agency debt securities — (continued)
Bear Stearns Alt-A Trust, Series 05-2, Class 2B2, 5.513%, due 04/25/35(1)	$5,960,995	$4,565,750
Series 06-2, Class 22A1, 5.980%, due 03/25/36(1)	12,500,567	12,497,113
Chase Mortgage Finance Corp., Series 07-S2, Class M1, 5.871%, due 03/25/37(1)	7,809,627	7,860,234
Series 07-S2, Class B2, 5.871%, due 03/25/37(1)	1,501,878	1,158,909
Citicorp Mortgage Securities, Inc., Series 06-5, Class B2, 5.916%, due 10/25/36(1)	2,771,840	2,231,331
Series 06-5, Class B3, 5.916%, due 10/25/36(1)	1,662,907	1,311,068
Series 07-6, Class B2, 5.967%, due 07/25/37(1)	1,394,747	1,102,546
Series 07-6, Class B3, 5.967%, due 07/25/37(1)	1,406,702	966,610
Series 94-3, Class A13, 6.500%, due 02/25/24	51,181	51,043
Citigroup Mortgage Loan Trust, Inc., Series 07-ARA, Class 2B1, 5.726%, due 03/25/37(1)	6,921,667	6,649,065
Series 06- AR7, Class 1B1, 5.987%, due 07/25/46(1)	4,732,750	4,607,702
Series 06-AR6, Class 1B1, 6.059%, due 08/25/36(1)	6,587,902	5,690,778
Series 07-AR4, Class 1B3, 6.087%, due 03/25/37(1)	3,567,420	2,283,149
Countrywide Alternative Loan Trust, Series 06-5T2, Class A3, 6.000%, due 04/25/36	1,035,738	1,039,048
Series 06-19CB, Class A24, 6.000%, due 08/25/36	5,847,759	5,830,238
Series 06-45T1, Class M1, 6.000%, due 02/25/37	2,997,165	2,758,940
Series 07-22, Class 2A16, 6.500%, due 09/25/37	29,142,541	29,224,519
Series 04-J8, Class 2A1, 7.000%, due 08/25/34	2,008,494	2,031,327
Series 04-J11, Class 3A1, 7.250%, due 08/25/32	1,323,957	1,344,050
Series 05-J2, Class 2A1, 7.500%, due 12/25/34	1,590,105	1,625,071
Countrywide Home Loan Mortgage Pass-Through Trust, Series 03-56, Class 4A1, 4.935%, due 12/25/33(1)	15,939,429	15,575,330
Series 06-17, Class M, 6.000%, due 12/25/36	12,134,485	10,793,645
Series 06-18, Class M, 6.000%, due 12/25/36	12,110,459	7,871,798
Series 06-19, Class B1, 6.000%, due 01/25/37	7,425,635	6,258,623
Series 06-19, Class B2, 6.000%, due 01/25/37	3,712,818	2,912,400

141

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
Series 06-19, Class M, 6.000%, due 01/25/37	$19,166,925	$17,136,787
Series 06-13, Class B1, 6.250%, due 09/25/36	1,120,288	953,001
Series 06-16, Class M1, 6.250%, due 11/25/36(1)	5,943,391	5,375,370
Series 06-16, Class M2, 6.250%, due 11/25/36(1)	10,896,217	9,854,846
Credit Suisse Mortgage Capital Certificates, Series 06-2, Class CB3, 5.858%, due 03/25/36(1)	1,095,253	546,656
Series 06-2, Class 3A1, 6.500%, due 03/25/36	13,271,938	13,069,371
Series 06-4, Class 8A1, 7.000%, due 05/25/36	9,981,005	10,055,523
CS First Boston Mortgage Securities Corp., Series 05-9, Class 3A1, 6.000%, due 10/25/35	2,642,397	2,572,137
Series 05-10, Class 10A3, 6.000%, due 11/25/35	1,844,996	1,857,695
Series 03-8, Class 5A1, 6.500%, due 04/25/33	1,581,924	1,586,257
Series 05-11, Class 1A1, 6.500%, due 12/25/35	8,880,620	9,066,563
Series 05-12, Class 1A1, 6.500%, due 01/25/36	10,563,027	10,497,022
Series 03-27, Class 9A1, 7.000%, due 11/25/33	1,625,946	1,642,464
Series 05-8, Class 8A1, 7.000%, due 09/25/35	8,825,683	9,104,248
Series 05-11, Class 4A1, 7.000%, due 12/25/35	8,282,069	8,242,883
Series 01-26, Class 5A1, 7.328%, due 11/25/31(1)	593,780	592,034
Series 02-10, Class 2A1, 7.500%, due 05/25/32	2,506,840	2,513,345
Federal Home Loan Mortgage Corp. Conventional Pools, # 1J0405, 5.209%, due 05/01/37(1)	11,798,605	11,879,251
# 1G1641, 5.385%, due 03/01/37(1)	17,351,860	17,569,565
# 846752, 7.233%, due 03/01/30(1)	840,692	851,466
Federal Home Loan Mortgage Corp. Gold Pools, # G11678, 4.500%, due 04/01/20	14,725,862	14,474,053
# G12379, 4.500%, due 06/01/21	20,251,692	19,901,253
# A47368, 5.000%, due 10/01/35	26,268,625	25,646,922
# G03408, 5.000%, due 12/01/36	43,161,197	42,122,019
# E01253, 5.500%, due 12/01/17	313,031	317,445
# E93969, 5.500%, due 01/01/18	189,514	192,186
# B19364, 5.500%, due 06/01/20	328,270	332,323
# A58506, 5.500%, due 03/01/37	19,750,017	19,709,245
# G02922, 5.500%, due 04/01/37	42,967,064	42,883,770
# G03483, 5.500%, due 10/01/37	26,209,944	26,155,836
# E73953, 6.000%, due 12/01/13	680,502	697,109
# G01457, 6.000%, due 08/01/29	4,602,161	4,703,268
# C56030, 6.000%, due 03/01/31	22,221	22,703

	Face amount	Value

Mortgage & agency debt securities — (continued)
# C64976, 6.000%, due 03/01/32	$1,745,656	$1,779,643
# C55783, 6.500%, due 01/01/29	514,049	533,741
# C00712, 6.500%, due 02/01/29	7,383,425	7,653,396
# C55823, 6.500%, due 02/01/29	920,518	955,781
# C00742, 6.500%, due 04/01/29	5,786	5,996
# G01038, 6.500%, due 06/01/29	725,970	752,315
# C52552, 6.500%, due 07/01/29	1,101,202	1,143,386
# G01717, 6.500%, due 11/01/29	256,667	266,499
# C64678, 6.500%, due 03/01/32	3,343,006	3,457,039
# C01404, 6.500%, due 10/01/32	4,366,388	4,514,106
# G10690, 7.000%, due 07/01/12	211,096	219,628
# G01391, 7.000%, due 04/01/32	1,807,981	1,899,991
# G01449, 7.000%, due 07/01/32	2,783,277	2,924,921
# A42769, 7.000%, due 02/01/36	1,584,783	1,647,208
# G10247, 7.500%, due 08/01/09	4,982	5,037
# E20253, 7.500%, due 07/01/11	248,810	257,176
# G00194, 7.500%, due 02/01/24	936,882	1,002,133
# C00335, 7.500%, due 05/01/24	768,449	822,540
# C00410, 8.000%, due 07/01/25	109,966	117,745
# C37436, 8.000%, due 01/01/30	37,072	39,693
# G01715, 8.000%, due 02/01/34	1,784,146	1,910,249
Federal Home Loan Mortgage Corp. REMICs, Series 3067, Class PH, 5.500%, due 05/15/29	5,000,000	5,077,818
Series 2430, Class UC, 6.000%, due 09/15/16	888,631	904,115
Series 1595, Class D, 7.000%, due 10/15/13	112,195	115,119
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities REMICs, Series T-42, Class A5, 7.500%, due 02/25/42	3,246,145	3,436,119
Federal National Mortgage Association Grantor Trust, Series 02-T19, Class A1, 6.500%, due 07/25/42	1,011,936	1,061,180
Series 01-T5, Class A3, 7.500%, due 06/19/30(1)	1,501,882	1,592,505
Series 00-T6, Class A1, 7.500%, due 06/25/30	827,596	879,437
Series 01-T4, Class A1, 7.500%, due 07/25/41	1,985,974	2,108,402
Series 01-T10, Class A2, 7.500%, due 12/25/41	3,057,571	3,220,834
Federal National Mortgage Association Pools, # 735646, 4.500%, due 07/01/20	17,387,278	17,100,944
# 826750, 4.685%, due 08/01/35(1)	21,415,519	21,236,420
# 254977, 5.000%, due 10/01/10	578,470	582,997
# 823385, 5.000%, due 06/01/35(1)	308,098	312,018
# 745336, 5.000%, due 03/01/36	12,838,212	12,533,593
# 888218, 5.000%, due 03/01/37	21,698,122	21,176,112
# 691232, 5.359%, due 03/01/37(1)	22,787,583	23,065,642
# 244450, 5.500%, due 11/01/23	145,262	146,640
# 659402, 5.500%, due 12/01/32	6,394,501	6,405,885
# 555591, 5.500%, due 07/01/33	7,380,269	7,385,742

142

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
# 747371, 5.500%, due 10/01/33	$3,572,959	$3,575,609
# 802481, 5.500%, due 11/01/34	3,751,859	3,752,067
# 906271, 5.500%, due 01/01/37	23,820,221	23,794,484
# 954882, 5.500%, due 11/01/37	14,054,771	14,038,933
# 254274, 6.000%, due 03/01/12	654,496	673,023
# 254403, 6.000%, due 08/01/17	56,383	57,800
# 804863, 6.000%, due 01/01/20	2,409,303	2,466,390
# 809442, 6.000%, due 02/01/20	1,393,272	1,426,285
# 629268, 6.000%, due 02/01/22	1,565,262	1,598,744
# 408267, 6.000%, due 03/01/28	1,096,682	1,121,546
# 252340, 6.000%, due 04/01/29	1,519,757	1,553,352
# 323715, 6.000%, due 05/01/29	763,844	781,162
# 522564, 6.000%, due 07/01/29	1,119,377	1,145,528
# 585325, 6.000%, due 07/01/29	1,361,990	1,394,042
# 545061, 6.000%, due 12/01/29	3,779,886	3,865,585
# 708631, 6.000%, due 06/01/33	66,680	67,846
# 799512, 6.000%, due 11/01/34	5,529,457	5,622,668
# 807964, 6.000%, due 01/01/35	3,118,437	3,171,006
# 535059, 6.500%, due 12/01/14	1,519,151	1,574,375
# 323698, 6.500%, due 04/01/16	779,994	810,721
# 652185, 6.500%, due 06/01/17	1,912,721	1,979,564
# 754422, 6.500%, due 10/01/18	279,166	283,238
# 888417, 6.500%, due 01/01/36	40,602,954	42,084,765
# 675469, 7.000%, due 04/01/18	158,638	161,155
# 253824, 7.000%, due 03/01/31	243,288	256,495
# 619809, 7.000%, due 11/01/31	1,132,784	1,193,815
# 636812, 7.000%, due 04/01/32	2,228,391	2,346,044
# 643782, 7.000%, due 06/01/32	635,716	660,241
# 754499, 7.000%, due 10/01/33	677,635	703,495
# 754504, 7.000%, due 01/01/34	767,777	796,837
# 303816, 7.500%, due 03/01/16	319,375	342,390
# 578040, 7.500%, due 05/01/31	152,654	162,802
# 124560, 8.000%, due 11/01/22	404,407	432,425
# 7237, 9.500%, due 11/01/09	244,096	252,411
Federal National Mortgage Association REMICs, Series 05-109, Class PB, 6.000%, due 01/25/34	12,000,000	12,280,025
Series 98-73, Class MZ, 6.300%, due 10/17/38	6,614,369	6,626,217
Series 93-106, Class Z, 7.000%, due 06/25/13	94,495	98,361
Federal National Mortgage Association Whole Loan REMICs, Series 02-W1, Class 2A, 7.500%, due 02/25/42	313,792	332,376
Series 04-W8, Class 3A, 7.500%, due 06/25/44	2,775,566	2,983,296
Federal National Mortgage Association Whole Loan, Series 04-W1, Class 3A, 6.415%, due 01/25/43(1)	1,740,892	1,754,189
Series 03-W6, Class 6A, 6.432%, due 08/25/42(1)	1,362,491	1,368,421
Series 01-W3, Class A, 7.000%, due 09/25/41(1)	2,031,768	2,116,319

	Face amount	Value

Mortgage & agency debt securities — (continued)
Series 04-W12, Class 1A3, 7.000%, due 07/25/44	$1,623,778	$1,729,381
Series 04-W15, Class 1A3, 7.000%, due 08/25/44	1,674,353	1,775,115
Series 95-W3, Class A, 9.000%, due 04/25/25	152,767	170,682
First Horizon Alternative Mortgage Securities Trust, Series 04-AA3, Class A1, 5.302%, due 09/25/34(1)	3,779,450	3,762,694
First Horizon Asset Securities, Inc., Series 04-FL1, Class 1A1, 5.135%, due 02/25/35(1)	271,154	256,834
Series 07-AR2, Class B1, 5.890%, due 08/25/37(1)	5,723,066	5,187,632
Series 07-AR2, Class B2, 5.890%, due 08/25/37(1)	2,542,808	2,127,008
Series 07-AR2, Class B3, 5.890%, due 08/25/37(1)	1,696,538	1,257,302
Series 07-AR3, Class 1A1, 6.139%, due 11/25/37(1)	16,020,423	16,120,110
Series 07-AR3, Class 2A2, 6.315%, due 11/25/37(1)	27,547,053	27,692,100
GMAC Mortgage Corp. Loan Trust, Series 06-AR2, Class 3A1, 6.092%, due 05/19/36(1)	12,251,994	12,447,546
Series 1982, Class 7, 11.625%, due 10/01/12(4),(5)	10,699	10,699
Government National Mortgage Association Pools, # 2643, 6.000%, due 09/20/28	377,214	386,297
# 2671, 6.000%, due 11/20/28	125,853	128,884
# 2687, 6.000%, due 12/20/28	64,642	66,198
# 495814, 6.000%, due 01/15/29	29,104	29,895
# 2713, 6.000%, due 02/20/29	1,702,393	1,742,791
# 2794, 6.000%, due 08/20/29	109,143	111,733
# 2807, 6.000%, due 09/20/29	337,638	345,650
# 403384, 6.000%, due 08/20/33	1,870,521	1,910,996
# 508540, 6.000%, due 02/20/34	2,243,291	2,287,949
# 80329, 6.125%, due 10/20/29(1)	15,324	15,523
# 80354, 6.125%, due 12/20/29(1)	33,000	33,430
# 780680, 6.500%, due 11/15/27	1,043,272	1,083,685
# 474676, 6.500%, due 10/15/28	490,246	508,830
# 477475, 6.500%, due 10/15/28	266,493	276,595
# 482837, 6.500%, due 11/15/28	268,923	279,117
# 486873, 6.500%, due 01/15/29	32,845	34,086
# 781029, 6.500%, due 05/15/29	623,782	647,357
# 589498, 6.500%, due 09/15/32	354,027	367,045
# 780529, 7.000%, due 03/15/12	388,682	405,073
# 780204, 7.000%, due 07/15/25	941,712	1,000,370
# 421828, 7.000%, due 04/15/26	264,605	281,036
# 780584, 7.000%, due 06/15/27	50,438	53,559
# 780580, 7.500%, due 06/15/27	75,027	80,120
# 780520, 8.000%, due 09/15/17	1,081,046	1,159,901
# 338523, 8.000%, due 12/15/22	4,448	4,798
# 780338, 8.000%, due 12/15/22	39,240	42,328
# 780339, 8.000%, due 12/15/23	49,199	53,117

143

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
GSMPS Mortgage Loan Trust, Series 04-4, Class 1AF, 5.265%, due 06/25/34(1),(2)	$3,477,089	$3,413,953
GSR Mortgage Loan Trust, Series 05-4F, Class 3A1, 6.500%, due 04/25/20	5,788,526	5,990,174
Homebanc Mortgage Trust, Series 04-1, Class 2A, 5.725%, due 08/25/29(1)	1,178,967	1,178,260
IndyMac INDA Mortgage Loan Trust, Series 07-AR1, Class B1, 5.829%, due 03/25/37(1)	5,349,387	4,279,510
Series 07-AR3, Class B1, 5.985%, due 07/25/37(1)	6,207,376	5,524,564
Series 07-AR3, Class B2, 5.985%, due 07/25/37(1)	3,979,368	3,342,669
Series 07-AR3, Class B3, 5.985%, due 07/25/37(1)	2,546,437	2,037,150
Series 07-AR4, Class B3, 6.098%, due 08/25/37(1)	2,581,401	2,065,121
IndyMac INDX Mortgage Loan Trust, Series 05-AR3, Class B1, 5.460%, due 04/25/35(1)	6,559,314	6,451,035
Series 04-AR4, Class B1, 5.491%, due 08/25/34(1)	6,010,026	4,207,018
Series 05-AR1, Class B1, 5.665%, due 03/25/35(1)	7,893,359	7,813,180
Series 06-AR25, Class B1, 6.269%, due 09/25/36(1)	5,968,032	5,854,256
JPMorgan Mortgage Trust, Series 06-A6, Class 3A3L, 5.648%, due 10/25/36(1)	5,000,000	4,731,930
JPMorgan Alternative Loan Trust, Series 05-S1, Class 1A5, 6.000%, due 12/25/35	4,388,512	4,268,543
Series 06-A4, Class A7, 6.300%, due 09/25/36(1)	15,000,000	13,975,873
Series 05-S1, Class 1A10, 6.500%, due 12/25/35	2,851,689	2,820,198
Series 06-S1, Class 1A19, 6.500%, due 03/25/36	10,463,669	10,184,823
Lehman Mortgage Trust, Series 06-1, Class 3A5, 5.500%, due 02/25/36	6,942,000	6,700,252
Lehman Structured Securities Corp., Series 07-1, Class M3, 5.202%, due 10/28/34(1),(2)	9,059,042	8,941,763
Series 07-1, Class M5, 5.202%, due 10/28/34(1),(2)	3,109,570	3,034,801
Merrill Lynch Mortgage Investors, Inc., Series 06-F1, Class M1, 6.000%, due 04/25/36	3,683,033	3,280,154
MLCC Mortgage Investors, Inc., Series 06-2, Class 4A, 5.797%, due 05/25/36(1)	15,780,740	15,731,487
Series 07-1, Class M1, 6.135%, due 01/25/37(1)	999,720	971,055

	Face amount	Value

Mortgage & agency debt securities — (continued)
Morgan Stanley Mortgage Loan Trust, Series 06-1AR, Class 2A, 5.636%, due 02/25/36(1)	$10,348,428	$10,347,992
Series 06-7, Class 4A4, 6.000%, due 06/25/36	5,806,451	5,879,944
Series 04-4, Class 2A, 6.392%, due 09/25/34(1)	4,728,899	4,836,779
RAAC Series, Series 04-SP2, Class A1, 6.005%, due 01/25/17(1)	3,572,004	3,602,464
Residential Accredit Loans, Inc., Series 06-Q55, Class M1, 6.000%, due 05/25/36	18,602,342	8,371,054
Series 06-QS5, Class A6, 6.000%, due 05/25/36	5,571,625	5,539,466
Series 07-QS6, A29, 6.000%, due 04/25/37	18,103,319	17,975,267
Series 03-QS17, Class NB2, 8.000%, due 09/25/33	1,522,690	1,568,898
Residential Funding Mortgage Securities I, Series 05-SA2, Class M1, 4.981%, due 06/25/35(1)	10,198,358	9,379,762
Series 06-S6, Class M1, 6.000%, due 07/25/36	6,641,929	5,876,631
Series 06-S11, Class M2, 6.000%, due 11/25/36	3,702,772	3,104,764
Series 06-S9, Class M1, 6.250%, due 09/25/36	4,941,803	3,184,374
Series 06-S9, Class M2, 6.250%, due 09/25/36	2,623,010	1,424,213
Structured Adjustable Rate Mortgage Loan Trust, Series 05-11, Class B1, 5.452%, due 05/25/35(1)	9,924,139	9,519,957
Series 05-7, Class B11, 5.499%, due 04/25/35(1)	8,955,044	8,687,428
Series 06-5, Class 5A3, 5.545%, due 06/25/36(1)	5,750,000	5,696,834
Series 06-8, Class 3A5, 5.717%, due 09/25/36(1)	15,000,000	15,058,545
Series 06-10, Class B1I, 6.218%, due 11/25/36(1)	5,910,620	5,750,688
Series 06-10, Class B2I, 6.218%, due 11/25/36(1)	2,283,535	1,953,532
Series 06-10, Class B3I, 6.218%, due 11/25/36(1)	1,746,115	1,251,374
Series 06-5, Class B1I, 6.367%, due 06/25/36(1)	1,505,149	1,433,924
Series 06-5, Class B2I, 6.367%, due 06/25/36(1)	2,643,991	1,933,165
Structured Asset Securities Corp., Series 06-S4, Class A, 5.035%, due 01/25/37(1)	6,269,665	3,836,607
Series 04-5H, Class A3, 5.500%, due 12/25/33	10,000,000	9,947,193
Series 04-20, Class 4A1, 6.000%, due 11/25/34	4,955,590	4,907,724

144

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
TBW Mortgage Backed Pass-Through Certificates, Series 06-1, Class 6A1, 6.500%, due 04/25/36	$11,391,463	$11,455,549
Series 06-2, Class 7A1, 7.000%, due 07/25/36	2,175,139	2,248,792
Vendee Mortgage Trust, Series 98-2, Class 1G, 6.750%, due 06/15/28	604,632	629,781
WaMu Mortgage Pass-Through Certificates, Series 06-AR16, Class 1A1, 5.347%, due 01/25/37(1)	18,199,272	18,154,378
Series 07-HY5, Class 1A1, 5.540%, due 05/25/37(1)	22,891,434	22,777,219
Series 07-HY5, Class 1B1, 5.540%, due 05/25/37(1),(4),(5)	3,234,243	3,131,653
Series 07-HY5, Class 1B2, 5.540%, due 05/25/37(1),(4),(5)	2,370,445	2,195,254
Series 07-OA4, Class1A 5.558%, due 05/25/47(1),(4),(5)	21,221,425	20,544,037
Series 07-OA6, Class 1A, 5.598%, due 07/25/47(1),(4),(5)	19,729,443	19,106,732
Series 06-AR16, Class 3A3, 5.691%, due 12/25/36(1)	30,000,000	28,373,652
Series 07-HY1, Class 1A1, 5.715%, due 02/25/37(1)	26,227,384	26,142,391
Series 07-HY5, Class 2B2, 5.719%, due 05/25/37(1),(4),(5)	3,265,146	2,285,602
Series 07-HY5, Class 3B1, 5.825%, due 05/25/37(1),(4),(5)	5,520,497	5,220,320
Series 07-HY5, Class 3B2, 5.825%, due 05/25/37(1),(4),(5)	1,472,599	1,309,463
Series 07-HY7, Class LB2, 5.858%, due 07/25/37(1),(4),(5)	10,590,588	9,839,318
Series 07-HY7, Class 2A2, 5.880%, due 07/25/37(1)	25,844,953	25,790,738
Series 07-HY7, Class 3A1, 5.914%, due 07/25/37(1)	35,561,034	35,397,422
Series 02-AR17, Class 1A, 5.988%, due 11/25/42(1)	6,491,380	6,289,011
Series 06-AR12, Class LB1, 5.994%, due 10/25/36(1)	6,488,288	6,400,138
Series 06-AR10, Class LB1, 6.000%, due 09/25/36(1)	5,247,282	5,182,150
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 02-MS6, Class 3A1, 6.500%, due 09/25/32	97,589	96,782
Wells Fargo Alternative Loan Trust, Series 07-PA1, Class B2, 6.250%, due 03/25/37	6,472,433	4,939,276
Series 07-PA1, Class B3, 6.250%, due 03/25/37	5,034,225	3,486,201

	Face amount	Value

Mortgage & agency debt securities — (concluded)
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR4, Class B2, 4.563%, due 04/25/35(1)	$1,966,947	$1,770,555
Series 05-AR5, Class B1, 5.042%, due 04/25/35(1)	7,695,595	7,298,496
Series 05-14, Class 2B1, 5.500%, due 12/25/35	6,999,986	5,798,308
Series 07-5, Class B1, 5.500%, due 05/25/37	7,271,114	6,047,303
Series 06-AR19, Class A6, 5.646%, due 12/25/36(1)	43,979,000	41,630,451
Series 06-12, Class B1, 6.000%, due 10/25/36	10,643,969	9,393,915
Series 06-18, Class B1, 6.000%, due 12/26/36	20,844,304	18,333,187
Seroes 07-11, Class B2, 6.000%, due 08/25/37	10,802,725	8,958,549
Series 07-AR4, Class A1, 6.012%, due 08/25/37(1)	19,541,806	19,416,934
Series 06-AR, Class B1, 6.100%, due 09/25/36(1)	5,985,969	5,370,482

Total mortgage & agency debt securities (cost $1,769,039,066)		1,706,689,655

Stripped mortgage-backed securities — 0.35%
Federal Home Loan Mortgage Corp. REMICs, Series 3005, Class U1, IO, 0.750%, due 06/15/31(4)	18,870,181	399,493
Series 3033, Class OI, IO, 5.500%, due 10/15/22(4)	3,277,428	73,746
Federal National Mortgage Association Interest Strips, IO, Series 366, Class 13, 6.000%, due 10/01/35(4)	4,678,371	932,824
Series 366, Class 14, 6.000%, due 10/01/35(1),(4)	1,847,188	376,657
Series 366, Class 15, 6.500%, due 10/01/35(4)	2,288,221	441,985
Series 366, Class 16, 6.500%, due 10/01/35(1),(4)	2,036,862	397,221
Federal National Mortgage Association Principal Strips, PO, Series 324, Class 1, 5.038%, due 07/01/32(4),(6)	2,282,274	1,866,574
Federal National Mortgage Association REMICs, Series 03-14, Class BI, IO, 6.000%, due 10/25/14(4)	936,634	28,869
Series 03-22, Class MI, IO, 6.500%, due 04/25/33(4)	3,037,669	526,162
Series 03-44, Class IO, IO, 6.500%, due 06/25/33(4)	4,180,091	849,391
MLCC Mortgage Investors, Inc., Series 04-E, Class XA, IO, 1.522%, due 11/25/29(1),(4)	47,141,520	1,108,816

145

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2007

	Face amount	Value

Bonds — (concluded)
US bonds — (concluded)
Stripped mortgage-backed securities — (concluded)
Sequoia Mortgage Trust, Series 04-11, Class XAI, IO, 1.109%, due 12/20/34(1),(4)	$35,999,323	$806,745
Structured Adjustable Rate Mortgage Loan Trust, Series 05-17, Class 4AX, IO, 5.500%, due 08/25/35(4)	4,457,301	545,582
Structured Asset Mortgage Investments, Inc., Series 04-AR8, Class X1, IO, 1.070%, due 05/19/35(1),(4)	31,263,838	258,903

Total stripped mortgage-backed securities (cost $19,675,787)		8,612,968

Total US bonds (cost $2,581,734,504)		2,351,070,683

International bonds — 0.97%
International collateralized debt obligations — 0.97%
Cayman Islands — 0.97%
Black Diamond CLO Ltd., Series 06-1A, Class D 6.361%, due 04/29/19(1),(2),(4)	9,000,000	7,417,800
LNR CDO Ltd., Series 02-1A, Class EFX 7.781%, due 07/24/37(2),(4)	5,500,000	4,637,187

	Face amount	Value

International bonds — (concluded)
International collateralized debt obligations — (concluded)
Cayman Islands — (concluded)
Series 06-1A, Class FFX 7.592%, due 05/28/43(2),(4)	$6,800,000	$2,805,000
Preferred Term Securities XXV Ltd., 5.841%, due 06/22/37(1),(2),(4)	4,980,250	4,339,043
Preferred Term Securities XXVI Ltd., 5.841%, due 09/22/37(1),(2),(4)	5,000,000	4,450,000

Total international collateralized debt obligations (cost $31,708,563)		23,649,030

Total bonds (cost $2,613,443,067)		2,374,719,713

	Shares
Short-term investment — 4.21%
Other — 4.21%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 4.76%(7),(8) (cost $102,782,951)	102,782,951	102,782,951

Total investments — 101.62% (cost $2,716,226,018)		2,477,502,664
Liabilities, in excess of cash and other assets — (1.62)%		(39,562,185)

Net assets — 100.00%		$2,437,940,479

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $2,716,226,018; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$21,888,916
Gross unrealized depreciation	(260,612,270)

Net unrealized depreciation	$(238,723,354)

(1)	Floating rate security — The interest rate shown is the current rate as of December 31, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $247,090,144 or 10.14% of net assets.

(3)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(4)	Security is illiquid. At December 31, 2007, the value of these securities amounted to $186,254,424 or 7.64% of net assets.
(5)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2007, the value of these securities amounted to $63,643,078 or 2.61% of net assets.
(6)	The rate shown is the effective yield at the date of purchase.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at December 31, 2007.
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
CS	Credit Suisse
GE	General Electric
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
GSMPS	Goldman Sachs Mortgage Pass-Through Securities Corp.
GSR	Goldman Sachs Residential

146

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2007

IO	Interest only security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.
MSC	Mortgage Securities Corp.
PO	Principal only security — This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
RAAC	Redevelopment Authority of Allegheny County
REMIC	Real Estate Mortgage Investment Conduits
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds.

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Abacus Ltd., Series 06-13A, Class G, 5.655%, due 09/28/46	06/27/07	$4,805,469	0.20%	$2,650,000	0.11%
Series 06-13A, Class H, 6.155%, due 09/28/46	07/19/07	3,944,227	0.16	2,338,125	0.10
Series 06-10A, Class H, 6.355%, due 10/30/45	04/16/07	4,875,500	0.20	3,601,500	0.15
Ansonia CDO Ltd., Series 06-1A, Class G, 7.149%, due 07/28/46	10/25/06	4,751,780	0.20	2,098,119	0.09
Series 06-1A, Class G, 7.149%, due 07/28/46	12/28/06	3,955,000	0.16	1,766,094	0.07
Series 06-1A, Class H, 7.445%, due 07/28/46	10/25/06	6,217,796	0.26	2,304,061	0.09
Black Diamond CLO Ltd., Series 06-1A, Class D, 6.361%, due 04/29/19	12/22/06	9,000,000	0.37	7,417,800	0.30
Calculus SCRE Trust, Series 06-8, Class Note, 6.899%, due 10/01/37	09/08/06	4,200,000	0.17	3,129,000	0.13
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 5.637%, due 05/10/21	01/26/07	5,400,000	0.22	4,555,440	0.19
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46	08/03/06	10,017,949	0.41	9,083,181	0.37
Series 06-1A, Class A3, 5.600%, due 09/27/46	09/07/06	1,207,211	0.05	1,081,438	0.04
Series 06-1A, Class A3, 5.600%, due 09/27/46	12/21/06	1,008,906	0.04	893,750	0.04
G-Force LLC, Series 05-RR2, Class A2, 5.158%, due 12/25/39	12/28/06	10,050,195	0.41	9,430,000	0.39
Greywolf CLO Ltd., Series 07-1A, Class C, 5.605%, due 02/18/21	12/12/06	8,900,000	0.37	7,390,560	0.30
GS Mortgage Securities Corp. II, Series 07-GKK1, Class A1, 5.579%, due 12/20/49	05/02/07	19,093,579	0.78	14,234,528	0.58
Series 07-GKK1, Class A1, 5.579%, due 12/20/49	06/28/07	3,863,125	0.16	2,984,960	0.12
LNR CDO Ltd., Series 02-1A, Class EFX, 7.781%, due 07/24/37	12/01/06	6,079,219	0.25	4,637,187	0.19
Series 06-1A, Class FFX, 7.592%, due 05/28/43	04/18/07	6,655,160	0.27	2,805,000	0.12
Preferred Term Securities XXV Ltd., 5.841%, due 06/22/37	03/14/07	4,980,246	0.20	4,339,043	0.18
Preferred Term Securities XXVI Ltd., 5.841%, due 09/22/37	06/13/07	5,000,000	0.21	4,450,000	0.18
Structured Asset Securities Corp., Series 05-S7, Class M5, 5.515%, due 12/25/35	06/08/07	900,195	0.04	267,906	0.01
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37	12/22/05	3,247,990	0.13	175,000	0.01
Wachovia Bank Commercial Mortgage Trust, Series 07-WHL8, Class LXR1, 5.728%, due 06/15/20	06/15/07	10,721,129	0.44	9,863,439	0.40

		$138,874,676	5.70%	$101,496,131	4.16%

See accompanying notes to financial statements.	147

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Portfolio performance

Since its inception on July 27, 2007 through December 31, 2007, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 7.69%. For comparison purposes, the Citigroup Inflation Linked Securities Index (the “Index”), returned 7.75% during the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Portfolio performance summary

•

Aggressive actions by the US Federal Reserve Board (the “Fed”), coupled with continued inflationary pressures, propelled the price of US Treasury inflation protected securities (TIPS) higher during the reporting period. This led to strong results for the Fund since its inception.

•	Despite record high oil prices and continued high commodity and food prices, during the period since the Fund’s inception the Fed shifted its focus from inflation to the slowing growth environment.

•

In mid-September 2007, the Fed reduced the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the fed funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the fed funds rate to 4.25% by the end of the year. In a surprise move, the Fed cut the fed funds rate twice within nine days—on January 22, 2008, and again at the end of the month (after the reporting period ended). As of January 30, 2008, the fed funds rate was 3.00%.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

148

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Total return (unaudited)

Inception 07/27/07(1) to 12/31/07
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	7.69%
Citigroup Inflation Linked Securities Index(2)	7.75

Total returns for periods of less than one year have not been annualized.

(1)	Performance inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund.

(2)

Citigroup Inflation Linked Securities Index is a broad based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Treasury Inflation Protected Securities Relationship Fund and the Citigroup Inflation Linked Securities Index from July 27, 2007, which is the inception date of the Fund, through December 31, 2007

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The comparison is shown for illustrative purposes only.

149

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets As of December 31, 2007

Bonds
US bonds
US government obligations	97.94%
Short-term investment	0.97

Total investments	98.91
Cash and other assets, less liabilities	1.09

Net assets	100.00%

150

UBS U.S. Treasury Inflation Protected Securities Relationship Fund— Portfolio of investments December 31, 2007

	Face amount	Value
Bonds — 97.94%
US bonds — 97.94%
US government obligations — 97.94%
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/15	$399,361	$400,952
1.875%, due 07/15/13	836,077	861,552
2.375%, due 01/15/27	673,394	712,114
2.625%, due 07/15/17	604,818	652,589
3.000%, due 07/15/12	1,045,773	1,132,621
3.375%, due 04/15/32	559,085	716,065
4.250%, due 01/15/10	608,467	649,253
US Treasury Notes, 4.875%, due 06/30/09	145,000	148,716

Total US government obligations (cost $5,013,151)		5,273,862

	Shares	Value
Short-term investment — 0.97%
Investment company — 0.97%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(1),(2) (cost $52,117)	52,117	$52,117

Total investments — 98.91% (cost $5,065,268)		5,325,979
Cash and other assets, less liabilities — 1.09%		58,563

Net assets — 100.00%		$5,384,542

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $5,065,268; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$260,711
Gross unrealized depreciation	0

Net unrealized appreciation	$260,711

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2007.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

See accompanying notes to financial statements.	151

UBS Relationship Funds December 31, 2007 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Please note that the UBS U.S. Treasury Inflation Protected Securities Relationship Fund commenced operations on July 27, 2007, therefore “Actual” expenses paid during the period reflect activity from July 27, 2007 through December 31, 2007.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the UBS U.S. Treasury Inflation Protected Securities Relationship Fund commenced operations on July 27, 2007, the “Hypothetical” expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2007 to December 31, 2007.

152

UBS Relationship Funds December 31, 2007 (unaudited)

	Beginning account value July 1, 2007	Ending account value December 31, 2007	Expenses paid during period* 07/01/07-12/31/07	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,006.20	$0.26	0.0508%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.95	0.26	0.0508%

UBS Emerging Markets Equity Completion Relationship Fund
Actual	1,000.00	1,212.50	1.65	0.2955%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.72	1.51	0.2955%

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,214.20	1.94	0.3476%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.45	1.77	0.3476%

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund
Actual	1,000.00	925.40	0.78	0.1600%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.40	0.82	0.1600%

UBS International Equity Relationship Fund
Actual	1,000.00	984.60	0.94	0.1873%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.26	0.96	0.1873%

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	906.00	0.29	0.0614%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.90	0.31	0.0614%

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	947.50	2.28	0.4638%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.87	2.36	0.4638%

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	947.80	0.37	0.0745%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.83	0.38	0.0745%

UBS U.S. Large Cap Growth Equity Relationship Fund
Actual	1,000.00	1,093.00	0.47	0.0883%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.76	0.45	0.0883%

UBS U.S. Large-Cap Value Equity Relationship Fund
Actual	1,000.00	943.70	0.59	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200%

UBS U.S. Smaller Cap Equity Completion Relationship Fund
Actual	1,000.00	934.30	0.59	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200%

153

UBS Relationship Funds December 31, 2007 (unaudited)

	Beginning account value July 1, 2007	Ending account value December 31, 2007	Expenses paid during period* 07/01/07-12/31/07	Expense ratio during period
UBS Absolute Return Investment Grade Bond Relationship Fund
Actual	$1,000.00	$974.30	$0.35	0.0704%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.85	0.36	0.0704%

UBS Corporate Bond Relationship Fund
Actual	1,000.00	1,019.00	0.27	0.0528%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.94	0.27	0.0528%

UBS High Yield Relationship Fund
Actual	1,000.00	997.40	0.35	0.0693%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.86	0.35	0.0693%

UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	1,000.00	1,002.50	1.84	0.3654%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.36	1.86	0.3654%

UBS Opportunistic High Yield Relationship Fund
Actual	1,000.00	970.70	0.57	0.1146%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.63	0.58	0.1146%

UBS U.S. Bond Relationship Fund
Actual	1,000.00	1,017.30	0.51	0.1001%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.70	0.51	0.1001%

UBS U.S. Cash Management Prime Relationship Fund
Actual	1,000.00	1008.10	0.05	0.0100%
Hypothetical (5% annual return before expenses)	1,000.00	1025.16	0.05	0.0100%

UBS U.S. Securitized Mortgage Relationship Fund
Actual	1,000.00	956.40	0.21	0.0427%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.99	0.22	0.0427%

UBS U.S. Treasury Inflation Protected Securities Relationship Fund**
Actual	1,000.00	1,076.90	0.21	0.0475%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.97	0.24	0.0475%

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).
**	The Fund commenced operations on July 27, 2007. Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 158 divided by 365 (to reflect actual days in the period for the actual example) and multiplied by 184 divided by 365 (to reflect the one-half year period for the hypothetical example).

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155

UBS Relationship Funds—Financial statements

Statements of assets and liabilities December 31, 2007	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund	Emerging Markets Equity Fund	Global ex U.S. Smaller Cap Equity Completion Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$2,389,944,049	$119,927,432	$209,687,796	$42,021,023
Affiliated issuers	551,240,917	732,186	2,698,339	24,620
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	101,192,264	—	—	—
Foreign currency, at cost	2,451,189	285,047	2,152,938	145,948

	$3,044,828,419	$120,944,665	$214,539,073	$42,191,591

Investments, at value:
Unaffiliated issuers(1)	$2,494,450,198	$154,608,426	$281,104,575	$41,061,614
Affiliated issuers	593,519,848	732,186	2,698,339	24,620
Investments of cash collateral in affiliated issuers received for securities loaned, at value	101,192,264	—	—	—
Foreign currency, at value	2,474,909	288,095	2,153,355	148,867
Cash	598,291	17,261	1,449,632	—
Receivables:
Investment securities sold	1,959,643	—	976,304	—
Due from advisor	—	—	—	113,808
Due from broker	1,724,871	—	—	—
Dividends	2,405,739	72,725	593,307	32,117
Interest	8,213,145	3,058	133,547	783
Fund shares sold	350,377	—	37,823	—
Cash collateral for futures contracts	15,663,856	—	—	—
Outstanding swap agreements, at value	2,615,505	—	—	—
Unrealized appreciation on forward foreign currency contracts	18,756,386	—	—	—
Other assets	33,597	—	—	—

Total assets	3,243,958,629	155,721,751	289,146,882	41,381,809

Liabilities:
Payables:
Cash collateral from securities loaned	101,192,264	—	—	—
Investment securities purchased	14,010,915	—	—	—
Due to advisor	—	—	—	—
Fund administration fees	52,505	58,659	52,586	52,571
Fund shares redeemed	1,113,506	5,261	5,043,108	5,215
Custody and fund accounting fees	614,843	79,675	837,639	23,912
Dividends payable on securities sold short	—	—	—	—
Trustees’ fees	6,872	1,299	2,686	1,222
Variation margin	612,065	—	—	—
Deferred country taxes	—	182,100	219,677	—
Accrued expenses	99,125	72,357	77,434	56,202
Securities sold short, at value(2)	—	—	—	—
Outstanding swap agreements, at value	1,507,045	—	—	—
Unrealized depreciation on forward foreign currency contracts	9,662,530	—	—	—

Total liabilities	128,871,670	399,351	6,233,130	139,122

Net assets	$3,115,086,959	$155,322,400	$282,913,752	$41,242,687

Shares outstanding	87,293,554	9,012,312	7,017,959	4,145,648

Net asset value, offering and redemption price per share(3)	$35.6852	$17.2345	$40.3128	$9.9484

(1)

The market value of securities loaned by UBS Global Securities Relationship Fund, UBS Small-Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund as of December 31, 2007 was $201,169,393, $98,607,982 and $27,697,624, respectively.

(2)	Proceeds from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $161,078,223.
(3)

Maximum offering price per share for UBS Emerging Markets Equity Relationship Fund is $40.6168 (net asset value, plus 0.75% of offering price). Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $40.0099 (net asset value, less 0.75% of net asset value).

156	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
International Equity Fund	Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund	U.S. Large-Cap Value Equity Fund

$73,433,706	$521,826,376	$971,576,897	$440,260,906	$372,044,566	$89,502,287
1,552,560	23,689,403	8,874,935	17,705,424	7,199,326	2,115,900
—	102,795,445	—	—	27,964,723	—
108,341	—	—	—	—	—

$75,094,607	$648,311,224	$980,451,832	$457,966,330	$407,208,615	$91,618,187

$77,646,527	$502,708,066	$971,935,236	$451,586,187	$414,312,845	$110,488,801
1,548,577	23,689,403	8,874,935	17,705,424	7,199,326	2,115,900
—	102,795,445	—	—	27,964,723	—
109,950	—	—	—	—	—
—	142,088	5,010,590	—	6,835	—

—	71,924	84,389,524	23,992,669	17,548,878	143,197
106,681	92	—	—	1,057	22,832
—	—	—	—	—	—
274,746	667,820	1,485,237	648,655	299,111	197,662
1,875	97,206	19,157	73,385	27,820	7,606
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
4,168,174	—	—	—	—	—
—	—	—	—	—	—

83,856,530	630,172,044	1,071,714,679	494,006,320	467,360,595	112,975,998

—	102,795,445	—	—	27,964,723	—
—	424,454	30,050,606	1,407,322	—	317,016
—	—	—	1,176	—	—
52,571	52,557	52,545	52,565	52,586	52,578
—	5,218	61,505,226	25,000,000	17,505,265	755,257
196,844	106,289	182,970	98,343	83,022	29,361
—	—	191,212	—	—	—
2,260	2,110	2,858	1,969	1,978	1,311
—	—	—	60,175	—	—
—	—	—	—	—	—
62,376	53,886	114,539	52,395	50,418	49,713
—	—	165,054,242	—	—	—
—	—	—	—	—	—
4,099,235	—	—	—	—	—

4,413,286	103,439,959	257,154,198	26,673,945	45,657,992	1,205,236

$79,443,244	$526,732,085	$814,560,481	$467,332,375	$421,702,603	$111,770,762

3,858,906	11,251,287	64,207,448	22,138,701	32,756,146	5,113,846

$20.5870	$46.8153	$12.6864	$21.1093	$12.8740	$21.8565

157

UBS Relationship Funds—Financial statements

Statements of assets and liabilities December 31, 2007	UBS Relationship Funds
	U.S. Smaller Cap Equity Completion Fund	Absolute Return Investment Grade Bond Fund	Corporate Bond Fund	High Yield Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$2,254,287	$236,067,288	$676,700,278	$302,651,569
Affiliated issuers	44,584	175,497,842	12,458,017	14,955,707
Repurchase agreements, at cost	—	—	—	95,000,000
Foreign currency, at cost	—	—	—	—

	$2,298,871	$411,565,130	$689,158,295	$412,607,276

Investments, at value:
Unaffiliated issuers	$2,139,916	$219,896,376	$659,787,879	$288,234,264
Affiliated issuers	44,584	171,453,629	12,458,017	14,955,707
Repurchase agreements, at value	—	—	—	95,000,000
Foreign currency, at value	—	—	—	—
Cash	—	1,974,465	—	28,265
Receivables:
Investment securities sold	—	—	—	—
Due from advisor	161,334	12,130	—	—
Due from broker	—	24,618	—	—
Dividends	2,830	—	—	—
Interest	222	1,134,868	9,752,853	5,068,560
Cash collateral for futures contracts	—	1,000,000	—	—
Cash collateral for swap agreements	—	—	—	—
Outstanding swap agreements, at value(1)	—	4,346,416	1,424,470	2,085,686
Unrealized appreciation on forward foreign currency contracts	—	—	—	—

Total assets	2,348,886	399,842,502	683,423,219	405,372,482

Liabilities:
Payables:
Investment securities purchased	—	—	—	—
Due to advisor	—	—	636	—
Fund administration fees	52,570	52,510	52,522	52,513
Fund shares redeemed	—	—	—	5,262
Custody and fund accounting fees	23,521	42,759	106,018	57,876
Dividends payable to shareholders	—	—	—	—
Trustees’ fees	1,147	1,754	2,218	1,876
Due to custodian	—	—	522,452	—
Variation margin	—	215,224	—	—
Accrued expenses	56,200	56,405	57,506	57,022
Options written, at value(2)	—	433,950	—	—
Outstanding swap agreements, at value(1)	—	4,336,085	2,513,022	8,318,324
Unrealized depreciation on forward foreign currency contracts	—	—	—	—

Total liabilities	133,438	5,138,687	3,254,374	8,492,873

Net assets	$2,215,448	$394,703,815	$680,168,845	$396,879,609

Shares outstanding	220,002	39,948,576	56,015,619	18,251,619

Net asset value, offering and redemption price per share	$10.0701	$9.8803	$12.1425	$21.7449

(1)	Upfront payments made by UBS Opportunistic Emerging Markets Debt Relationship Fund were $3,246,476.
(2)	Premiums received by UBS Absolute Return Investment Grade Bond Relationship Fund and UBS U.S. Bond Relationship Fund were $609,827 and $140,186, respectively.

158	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
Opportunistic Emerging Markets Debt Fund	Opportunistic High Yield Fund	U.S. Bond Fund	U.S. Cash Management Prime Fund	U.S. Securitized Mortgage Fund	U.S. Treasury Inflation Protected Securities Fund

$81,508,647	$169,518,109	$77,457,184	$—	$2,613,443,067	$5,013,151
5,899,662	6,811,956	1,820,295	735,918,292	102,782,951	52,117
—	—	—	—	—	—
142,648	—	—	—	—	—

$87,550,957	$176,330,065	$79,277,479	$735,918,292	$2,716,226,018	$5,065,268

$84,381,634	$157,842,624	$74,178,274	$—	$2,374,719,713	$5,273,862
5,899,662	6,811,956	1,820,295	735,918,292	102,782,951	52,117
—	—	—	—	—	—
142,029	—	—	—	—	—
389,812	—	35,905	—	9,139,193	—

—	—	3,318	—	208,307	—
—	—	81,496	200,358	—	103,259
—	—	—	—	—	—
—	—	—	—	—	—
291,591	2,943,308	599,866	2,912,822	12,384,603	55,630
1,368,013	—	—	—	—	—
—	3,800,000	—	—	—	—
3,541,071	2,213,381	1,101,718	—	—	—
640	—	—	—	—	—

96,014,452	173,611,269	77,820,872	739,031,472	2,499,234,767	5,484,868

—	—	1,349,453	—	—	—
25,585	—	—	—	—	—
52,540	52,600	52,571	52,571	52,586	28,658
5,223	5,224	—	—	12,005,301	—
89,866	32,311	32,685	24,238	411,154	20,647
—	—	—	2,836,085	—	—
1,277	1,393	1,300	2,402	5,260	1,533
—	—	—	—	—	—
—	—	29,263	—	—	—
59,306	54,292	51,794	71,825	61,987	49,488
—	—	100,488	—	—	—
—	2,692,190	486,908	—	48,758,000	—
172,859	—	—	—	—	—

406,656	2,838,010	2,104,462	2,987,121	61,294,288	100,326

$95,607,796	$170,773,259	$75,716,410	$736,044,351	$2,437,940,479	$5,384,542

7,984,761	13,098,532	4,774,263	736,044,351	199,804,815	500,002

$11.9738	$13.0376	$15.8593	$1.0000	$12.2016	$10.7690

159

UBS Relationship Funds—Financial statements

Statements of operations for the year ended December 31, 2007	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund		Emerging Markets Equity Fund		Global ex U.S. Smaller Cap Equity Completion Fund(1)

Investment income:
Dividends	$36,759,282	$1,480,320		$17,775,966		$1,106,603
Interest and other	29,803,928	—		178,563		829
Affiliated interest	3,626,893	45,671		386,706		5,287
Securities lending-net	858,188	—		—		—
Foreign tax withheld	(2,036,932)	(162,186)		(1,356,858)		(142,125)

Total income	69,011,359	1,363,805		16,984,377		970,594

Expenses:
Administration	762,123	76,041		282,371		60,071
Custodian and fund accounting	1,223,381	142,620		1,912,082		33,363
Professional services	80,800	68,700		91,700		50,386
Shareholder reports	—	3,700		—		3,900
Trustees	26,200	5,000		10,900		7,200
Insurance	127,603	2,807		39,907		—
Dividend and interest expense for securities sold short	—	—		—		—
Other	23,706	21,283		31,679		15,370

Total operating expenses	2,243,813	320,151		2,368,639		170,290

Expenses reimbursed by Advisor	—	—		—		(113,808)

Net expenses	2,243,813	320,151		2,368,639		56,482

Net investment income	66,767,546	1,043,654		14,615,738		914,112

Net realized gain (loss) on:
Investments in unaffiliated issuers	252,113,036	8,283,458		474,077,484	(3)	(89,500)
Investments in affiliated issuers	77,813,496	—		—		—
Futures contracts	(10,349,466)	—		—		—
Securities sold short	—	—		—		—
Swap agreements	(70,799)	—		—		—
Foreign forward currency transactions	(12,866,948)	20,257		(184,373)		113,991

Net realized gain	306,639,319	8,303,715		473,893,111		24,491

Change in net unrealized appreciation (depreciation) on: Investments	(225,687,594)	25,422,435	(2)	(173,792,386	)(4)	(959,409)
Futures contracts	3,473,388	—		—		—
Securities sold short	—	—		—		—
Swap agreements	1,108,460	—		—		—
Foreign forward currency contracts	12,450,985	—		—		—
Translation of other assets and liabilities denominated in foreign currency	9	7,568		32,299		2,366

Change in net unrealized appreciation (depreciation)	(208,654,752)	25,430,003		(173,760,087)		(957,043)

Net realized and unrealized gain (loss)	97,984,567	33,733,718		300,133,024		(932,552)

Net increase (decrease) in net assets resulting from operations	$164,752,113	$34,777,372		$314,748,762		$(18,440)

(1)	For the period March 15, 2007 (commencement of operations) to December 31, 2007.
(2)	Net of deferred country taxes of $182,100.
(3)	Net of $667,021 taxes related to investment transactions.
(4)	Net of deferred country taxes of $219,677.

160	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
International Equity Fund	Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund	U.S. Large-Cap Value Equity Fund

$21,460,945	$6,590,102	$19,471,837	$8,389,733	$3,510,924	$2,691,829
77,100	31,830	—	20,265	—	7,436
194,200	1,342,547	291,291	628,144	169,566	185,470
—	433,223	—	—	26,574	—
(3,237,258)	—	—	—	(10,265)	—

18,494,987	8,397,702	19,763,128	9,038,142	3,696,799	2,884,735

332,334	180,110	280,409	173,860	127,353	69,339
635,591	179,934	308,580	154,496	124,786	32,550
59,000	45,800	50,900	45,100	44,600	41,800
—	—	1,100	—	3,100	—
9,100	8,400	11,100	7,700	7,400	5,200
40,410	23,328	32,626	18,935	7,443	5,242
—	—	3,330,752	—	—	—
22,258	13,143	17,381	12,993	15,255	8,382

1,098,693	450,715	4,032,848	413,084	329,937	162,513

(114,956)	—	—	—	—	(15,493)

983,737	450,715	4,032,848	413,084	329,937	147,020

17,511,250	7,946,987	15,730,280	8,625,058	3,366,862	2,737,715

207,784,270	62,377,421	76,064,068	26,745,430	30,939,448	9,614,001
194,959	—	—	—	—	—
—	691,560	—	(191,783)	—	252,710
—	—	(471,730)	—	—	—
—	—	—	—	—	—
(12,958,109)	—	—	—	—	—

195,021,120	63,068,981	75,592,338	26,553,647	30,939,448	9,866,711

(141,058,970)	(71,684,457)	(78,539,058)	(27,313,273)	25,533,371	(10,803,071)
—	152,280	—	(17,606)	—	(965)
—	—	3,857,521	—	—	—
—	—	—	—	—	—
3,296,681	—	—	—	—	—
(31,735)	—	—	—	—	—

(137,794,024)	(71,532,177)	(74,681,537)	(27,330,879)	25,533,371	(10,804,036)

57,227,096	(8,463,196)	910,801	(777,232)	56,472,819	(937,325)

$74,738,346	$(516,209)	$16,641,081	$7,847,826	$59,839,681	$1,800,390

161

UBS Relationship Funds —Financial statements

Statements of operations for the year ended December 31, 2007	UBS Relationship Funds
	U.S. Smaller Cap Equity Completion Fund(1)	Absolute Return Investment Grade Bond Fund	Corporate Bond Fund	High Yield Fund

Investment income:
Dividends	$22,892	$—	$—	$—
Interest and other	—	6,418,767	33,511,038	15,665,922
Affiliated interest	1,090	3,430,476	523,153	1,296,678
Foreign tax withheld	—	—	—	—

Total income	23,982	9,849,243	34,034,191	16,962,600

Expenses:
Administration	60,071	61,116	113,365	71,447
Custodian and fund accounting	26,950	57,908	159,851	62,262
Professional services	50,440	51,800	51,300	49,600
Shareholder reports	3,900	3,400	2,900	—
Trustees	6,900	6,500	8,300	6,300
Insurance	—	4,663	19,342	5,500
Other	15,270	14,582	16,418	9,556

Total operating expenses	163,531	199,969	371,476	204,665

Expenses reimbursed by Advisor	(161,334)	—	—	—

Net expenses	2,197	199,969	371,476	204,665

Net investment income	21,785	9,649,274	33,662,715	16,757,935

Net realized gain (loss) on:
Investments in unaffiliated issuers	108,014	(4,903,980)	(360,524)	1,076,843
Futures contracts	—	(4,216,590)	—	—
Options written	—	680,479	—	—
Swap agreements	—	4,002,285	1,433,335	10,535,231
Foreign forward currency transactions	—	—	—	—

Net realized gain (loss)	108,014	(4,437,806)	1,072,811	11,612,074

Change in net unrealized appreciation (depreciation) on:
Investments	(114,371)	(20,297,854)	(16,811,681)	(11,124,825)
Futures contracts	—	15,867	—	—
Options written	—	187,596	—	—
Swap agreements	—	(251,932)	(1,088,552)	(6,232,638)
Foreign forward currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—	—

Change in net unrealized appreciation (depreciation)	(114,371)	(20,346,323)	(17,900,233)	(17,357,463)

Net realized and unrealized gain (loss)	(6,357)	(24,784,129)	(16,827,422)	(5,745,389)

Net increase (decrease) in net assets resulting from operations	$15,428	$(15,134,855)	$16,835,293	$11,012,546

(1)	For the period March 15, 2007 (commencement of operations) to December 31, 2007.
(2)	For the period July 27, 2007 (commencement of operations) to December 31, 2007.

162	See accompanying notes to financial statements.

UBS Relationship Funds —Financial statements

UBS Relationship Funds
Opportunistic Emerging Markets Debt Fund	Opportunistic High Yield Fund	U.S. Bond Fund	U.S. Cash Management Prime Fund	U.S. Securitized Mortgage Fund	U.S. Treasury Inflation Protected Securities Fund(2)

$—	$—	$—	$—	$—	$—
6,102,049	12,471,625	4,407,233	—	113,630,787	82,160
395,765	549,126	153,657	38,758,375	5,914,855	5,343
(94)	—	—	—	—	—

6,497,720	13,020,751	4,560,890	38,758,375	119,545,642	87,503

79,383	103,726	60,071	60,071	492,781	38,001
108,112	57,939	32,147	4,439	683,929	11,304
53,300	47,500	44,900	34,900	50,600	40,801
5,100	—	—	—	—	4,300
5,000	5,600	5,000	8,400	19,900	3,099
2,907	8,779	3,633	27,564	72,713	—
13,120	3,618	13,736	60,483	19,674	6,801

266,922	227,162	159,487	195,857	1,339,597	104,306

—	—	(75,774)	(121,645)	—	(103,259)

266,922	227,162	83,713	74,212	1,339,597	1,047

6,230,798	12,793,589	4,477,177	38,684,163	118,206,045	86,456

85,150	(181,118)	(182,181)	—	(401,634)	37,355
—	—	71,598	—	—	—
—	—	166,470	—	—	—
1,551,146	(1,090,111)	221,856	—	68,648,702	—
(1,046,271)	—	—	—	—	—

590,025	(1,271,229)	277,743	—	68,247,068	37,355

26,197	(13,905,840)	(2,913,304)	—	(223,628,824)	260,711
—	—	24,308	—	—	—
—	—	47,655	—	—	—
294,595	(478,809)	695,062	—	(48,758,000)	—
(172,219)	—	—	—	—	—
(653)	—	—	—	—	—

147,920	(14,384,649)	(2,146,279)	—	(272,386,824)	260,711

737,945	(15,655,878)	(1,868,536)	—	(204,139,756)	298,066

$6,968,743	$(2,862,289)	$2,608,641	$38,684,163	$(85,933,711)	$384,522

163

UBS Relationship Fund — Financial statements

Statements of changes in net assets	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Completion Relationship Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Period ended December 31, 2006(1)

Operations:
Net investment income	$66,767,546	$60,031,566	$1,043,654	$375,668
Net realized gain	306,639,319	121,062,681	8,303,715	207,385
Change in net unrealized appreciation (depreciation)	(208,654,752)	183,881,653	25,430,003	9,076,875

Net increase (decrease) in net assets from operations	164,752,113	364,975,900	34,777,372	9,659,928

Beneficial interest transactions:
Proceeds from shares sold	462,234,312	874,159,719	71,747,435	52,756,399
Redemption fees	—	—	—	—
Cost of shares redeemed	(435,454,958)	(181,857,222)	(13,219,375)	(399,359)

Net increase (decrease) in net assets resulting from beneficial interest transactions	26,779,354	692,302,497	58,528,060	52,357,040

Increase (decrease) in net assets	191,531,467	1,057,278,397	93,305,432	62,016,968
Net assets, beginning of period	2,923,555,492	1,866,277,095	62,016,968	—

Net assets, end of period	$3,115,086,959	$2,923,555,492	$155,322,400	$62,016,968

Share transactions:
Shares sold	12,991,565	28,777,406	4,385,365	5,451,323
Shares redeemed	(12,271,935)	(5,732,924)	(784,620)	(39,756)

Net increase (decrease) in shares outstanding	719,630	23,044,482	3,600,745	5,411,567

	UBS Small-Cap Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$7,946,987	$6,974,000	$15,730,280	$7,415,973
Net realized gain (loss)	63,068,981	59,290,929	75,592,338	27,147,951
Change in net unrealized appreciation (depreciation)	(71,532,177)	3,500,164	(74,681,537)	63,691,753

Net increase (decrease) in net assets from operations	(516,209)	69,765,093	16,641,081	98,255,677

Beneficial interest transactions:
Proceeds from shares sold	5,900,000	168,822,134	199,323,693	441,109,136
Cost of shares redeemed	(21,345,220)	(182,838,448)	(138,450,192)	(340,625)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(15,445,220)	(14,016,314)	60,873,501	440,768,511

Increase (decrease) in net assets	(15,961,429)	55,748,779	77,514,582	539,024,188
Net assets, beginning of period	542,693,514	486,944,735	737,045,899	198,021,711

Net assets, end of period	$526,732,085	$542,693,514	$814,560,481	$737,045,899

Share transactions:
Shares sold	121,860	3,962,604	15,613,647	40,389,185
Shares redeemed	(427,870)	(4,264,360)	(10,557,753)	(30,061)

Net increase (decrease) in shares outstanding	(306,010)	(301,756)	5,055,894	40,359,124

(1)	For the period May 25, 2006 (commencement of operations) to December 31, 2006.
(2)	For the period March 15, 2007 (commencement of operations) to December 31, 2007.

164	See accompanying notes to financial statements.

UBS Relationship Fund — Financial statements

UBS Emerging Markets Equity Relationship Fund		UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	UBS International Equity Relationship Fund
Year ended December 31, 2007	Year ended December 31, 2006	Period ended December 31, 2007(2)	Year ended December 31, 2007	Year ended December 31, 2006

$14,615,738	$12,714,583	$914,112	$17,511,250	$17,081,164
473,893,111	121,201,434	24,491	195,021,120	46,799,723
(173,760,087)	88,761,818	(957,043)	(137,794,024)	104,477,385

314,748,762	222,677,835	(18,440)	74,738,346	168,358,272

49,627,785	253,500,000	49,700,020	28,675,000	367,800,000
7,911,626	1,267,329	—	—	—
(1,005,255,917)	(168,977,213)	(8,438,893)	(942,035,452)	(66,264,969)

(947,716,506)	85,790,116	41,261,127	(913,360,452)	301,535,031

(632,967,744)	308,467,951	41,242,687	(838,622,106)	469,893,303
915,881,496	607,413,545	—	918,065,350	448,172,047

$282,913,752	$915,881,496	$41,242,687	$79,443,244	$918,065,350

1,589,403	11,260,963	4,970,002	1,403,129	22,353,087
(26,926,680)	(6,783,205)	(824,354)	(45,228,891)	(3,578,138)

(25,337,277)	4,477,758	4,145,648	(43,825,762)	18,774,949

UBS U.S. Large Cap Equity Relationship Fund		UBS U.S. Large Cap Growth Equity Relationship Fund		UBS U.S. Large-Cap Value Equity Relationship Fund
Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

$8,625,058	$11,084,497	$3,366,862	$1,611,085	$2,737,715	$2,495,966
26,553,647	39,209,104	30,939,448	(4,995,155)	9,866,711	8,936,318
(27,330,879)	4,538,212	25,533,371	14,433,649	(10,804,036)	9,554,777

7,847,826	54,831,813	59,839,681	11,049,579	1,800,390	20,987,061

64,421,136	387,131,083	236,430,487	108,000,000	2,015,323	—
(58,359,579)	(614,793,216)	(70,512,425)	—	(14,283,620)	(13,294,050)

6,061,557	(227,662,133)	165,918,062	108,000,000	(12,268,297)	(13,294,050)

13,909,383	(172,830,320)	225,757,743	119,049,579	(10,467,907)	7,693,011
453,422,992	626,253,312	195,944,860	76,895,281	122,238,669	114,545,658

$467,332,375	$453,422,992	$421,702,603	$195,944,860	$111,770,762	$122,238,669

2,974,819	21,006,362	20,371,080	10,491,768	92,333	—
(2,735,493)	(33,994,804)	(5,532,699)	—	(641,151)	(676,488)

239,326	(12,988,442)	14,838,381	10,491,768	(548,818)	(676,488)

165

UBS Relationship Fund — Financial statements

Statements of changes in net assets	UBS U.S. Smaller Cap Equity Completion Relationship Fund	UBS Absolute Return Investment Grade Bond Relationship Fund
	For the period ended December 31, 2007(1)	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$21,785	$9,649,274	$2,915,255
Net realized gain (loss)	108,014	(4,437,806)	30,672
Change in net unrealized appreciation (depreciation)	(114,371)	(20,346,323)	322,379

Net increase (decrease) in net assets from operations	15,428	(15,134,855)	3,268,306

Beneficial interest transactions:
Proceeds from shares sold	2,200,020	405,540,000	60,000,000
Cost of shares redeemed	—	(99,072,575)	—
Cost of shares redeemed-in-kind	—	—	—

Net increase in net assets resulting from beneficial interest transactions	2,200,020	306,467,425	60,000,000

Increase in net assets	2,215,448	291,332,570	63,268,306
Net assets, beginning of period	—	103,371,245	40,102,939

Net assets, end of period	$2,215,448	$394,703,815	$103,371,245

Share transactions:
Shares sold	220,002	39,948,575	5,696,706
Shares redeemed	—	(9,696,706)	—

Net increase in shares outstanding	220,002	30,251,869	5,696,706

	UBS Opportunistic High Yield Relationship Fund		UBS U.S. Bond Relationship Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$12,793,589	$12,494,395	$4,477,177	$3,949,369
Net realized gain (loss)	(1,271,229)	(1,961,489)	277,743	(588,653)
Change in net unrealized appreciation (depreciation)	(14,384,649)	5,500,938	(2,146,279)	258,683

Net increase (decrease) in net assets from operations	(2,862,289)	16,033,844	2,608,641	3,619,399

Distributions to shareholders:
Distributions from net investment income	—	—	—	—
Beneficial interest transactions:
Proceeds from shares sold	74,511,254	106,302,570	2,000,000	7,000,000
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(102,971,551)	(44,750,273)	(13,820,759)	(8,765,000)
Cost of shares redeemed-in-kind	—	(20,322,714)	—	—

Net increase (decrease) in net assets resulting from beneficial interest transactions	(28,460,297)	41,229,583	(11,820,759)	(1,765,000)

Increase (decrease) in net assets	(31,322,586)	57,263,427	(9,212,118)	1,854,399
Net assets, beginning of period	202,095,845	144,832,418	84,928,528	83,074,129

Net assets, end of period	$170,773,259	$202,095,845	$75,716,410	$84,928,528

Share transactions:
Shares sold	5,523,503	8,315,267	126,126	456,499
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	(7,598,597)	(5,224,932)	(868,439)	(593,440)

Net increase (decrease) in shares outstanding	(2,075,094)	3,090,335	(742,313)	(136,941)

(1)	For the period March 15, 2007 (commencement of operations) to December 31, 2007.
(2)	For the period May 31, 2006 (commencement of operations) to December 31, 2006.
(3)	For the period July 27, 2007 (commencement of operations) to December 31, 2007.

166	See accompanying notes to financial statements.

UBS Relationship Fund — Financial statements

UBS Corporate Bond Relationship Fund		UBS High Yield Relationship Fund		UBS Opportunistic Emerging Markets Debt Relationship Fund
Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Period ended December 31, 2006(2)

$33,662,715	$23,763,579	$16,757,935	$10,071,938	$6,230,798	$1,618,764
1,072,811	(2,953,380)	11,612,074	(2,461,591)	590,025	59,076
(17,900,233)	3,369,180	(17,357,463)	4,403,290	147,920	2,847,548

16,835,293	24,179,379	11,012,546	12,013,637	6,968,743	4,525,388

308,155,000	162,952,000	292,400,000	16,075,000	50,249,763	60,255,616
(92,682,500)	(40,545,000)	(33,851,645)	(4,394,703)	(26,386,445)	(5,269)
—	(64,400,000)	—	—	—	—

215,472,500	58,007,000	258,548,355	11,680,297	23,863,318	60,250,347

232,307,793	82,186,379	269,560,901	23,693,934	30,832,061	64,775,735
447,861,052	365,674,673	127,318,708	103,624,774	64,775,735	—

$680,168,845	$447,861,052	$396,879,609	$127,318,708	$95,607,796	$64,775,735

25,697,400	14,518,762	13,788,302	798,598	4,361,045	5,894,535
(7,762,272)	(9,358,392)	(1,555,718)	(213,197)	(2,270,298)	(521)

17,935,128	5,160,370	12,232,584	585,401	2,090,747	5,894,014

UBS U.S. Cash Management Prime Relationship Fund		UBS U.S. Securitized Mortgage Relationship Fund		UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	For the period ended December 31, 2007(3)

$38,684,163	$40,024,223	$118,206,045	$81,902,186	$86,456
—	—	68,247,068	(12,060,766)	37,355
—	—	(272,386,824)	9,861,711	260,711

38,684,163	40,024,223	(85,933,711)	79,703,131	384,522

(38,684,163)	(40,024,223)	—	—	—

5,519,051,196	3,974,573,410	1,266,900,000	598,713,000	5,000,020
1,863,389	1,787,538	—	—	—
(5,392,452,947)	(4,331,776,962)	(421,335,042)	(281,891,888)	—
—	—	—	—	—

128,461,638	(355,416,014)	845,564,958	316,821,112	5,000,020

128,461,638	(355,416,014)	759,631,247	396,524,243	5,384,542
607,582,713	962,998,727	1,678,309,232	1,281,784,989	—

$736,044,351	$607,582,713	$2,437,940,479	$1,678,309,232	$5,384,542

5,519,051,196	3,974,573,410	99,958,772	49,176,023	500,002
1,863,389	1,787,538	—	—	—
(5,392,452,947)	(4,331,776,962)	(33,306,576)	(23,180,116)	—

128,461,638	(355,416,014)	66,652,196	25,995,907	500,002

167

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Global Securities Relationship Fund	2007	2006		2005	2004	2003
Net asset value, beginning of year	$33.7695	$29.3766		$27.3346	$23.7133	$18.2484

Income from investment operations:
Net investment income(1)	0.7666	0.7303		0.6670	0.5572	0.4388
Net realized and unrealized gain	1.1491	3.6626		1.3750	3.0641	5.0261

Total income from investment operations	1.9157	4.3929		2.0420	3.6213	5.4649

Net asset value, end of year	$35.6852	$33.7695		$29.3766	$27.3346	$23.7133

Total investment return(2)	5.67%	14.96%		7.47%	15.27%	29.95%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$3,115,087	$2,923,555		$1,866,277	$1,259,899	$952,538
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0731%	0.1172%		0.0875%	0.0875%	0.0880%
After expense reimbursement and earnings credits	0.0731%	0.1172%		0.0875%	0.0875%	0.0875%
Ratio of net investment income to average net assets	2.17%	2.34%		2.39%	2.26%	2.16%
Portfolio turnover rate	96%	69%		92%	71%	67%
UBS Emerging Markets Equity Completion Relationship Fund	Year ended December 31, 2007	Period ended December 31, 2006(4)
Net asset value, beginning of period	$11.4601	$10.0000

Income from investment operations:
Net investment income(1)	0.1701	0.0794
Net realized and unrealized gain	5.6043	1.3807

Total income from investment operations	5.7744	1.4601

Net asset value, end of period	$17.2345	$11.4601

Total investment return(2)	50.39%	14.60%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$155,322	$62,017
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.3589%	0.5592	%(3)
After expense reimbursement and earnings credits	0.3589%	0.5188	%(3)
Ratio of net investment income to average net assets	1.17%	1.28	%(3)
Portfolio turnover rate	45%	14%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period May 25, 2006 (commencement of operations) to December 31, 2006.

168	See accompanying notes to financial statements.

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Emerging Markets Equity Relationship Fund	2007		2006	2005		2004	2003
Net asset value, beginning of year	$28.3071		$21.7887	$15.8600		$12.3568	$7.9516

Income from investment operations:
Net investment income(1)	0.5993		0.4260	0.4202		0.2802	0.2196
Net realized and unrealized gain	11.0820		6.0924	5.5068		3.1578	4.1119

Total income from investment operations	11.6813		6.5184	5.9270		3.4380	4.3315

Redemption fees	0.3244		—	—		0.0652	0.0737

Net increase from payments by affiliates	—		—	0.0017		—	—

Net asset value, end of year	$40.3128		$28.3071	$21.7887		$15.8600	$12.3568

Total investment return(2)	42.48%		29.91%	37.38	%(3)	28.35%	55.40%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$282,914		$915,881	$607,414		$653,601	$372,034
Ratio of expenses to average net assets	0.3019%		0.3205%	0.3558%		0.3263%	0.4500%
Ratio of net investment income to average net assets	1.86%		1.73%	2.39%		2.11%	2.28%
Portfolio turnover rate	53%		56%	79%		45%	62%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	Period ended December 31, 2007(5)
Net asset value, beginning of period	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.2162
Net realized and unrealized loss	(0.2678)

Total loss from investment operations	(0.0516)

Net asset value, end of period	$9.9484

Total investment return(2)	(0.52)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$41,243
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.4824	%(4)
After expense reimbursement and earnings credits	0.1600	%(4)
Ratio of net investment income to average net assets	2.59	%(4)
Portfolio turnover rate	20%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)

During the fiscal year ended December 31, 2005, the Fund’s total return included a reimbursement by the investment manager for amounts relating to a trading error. The impact on total return was less than 0.01%.

(4)	Annualized.
(5)	For the period March 15, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.	169

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS International Equity Relationship Fund	2007	2006	2005	2004	2003
Net asset value, beginning of year	$19.2528	$15.5025	$14.1144	$11.9125	$8.9083

Income from investment operations:
Net investment income(1)	0.5388	0.3822	0.3261	0.2902	0.2351
Net realized and unrealized gain	0.7954	3.3681	1.0620	1.9117	2.7691

Total income from investment operations	1.3342	3.7503	1.3881	2.2019	3.0042

Net asset value, end of year	$20.5870	$19.2528	$15.5025	$14.1144	$11.9125

Total investment return(2)	6.93%	24.19%	9.84%	18.48%	33.72%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$79,443	$918,065	$448,172	$96,527	$95,947
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1675%	0.1393%	0.1428%	0.1925%	0.1754%
After expense reimbursement and earnings credits	0.1500%	0.1388%	0.0900%	0.0900%	0.0900%
Ratio of net investment income to average net assets	2.67%	2.22%	2.27%	2.34%	2.44%
Portfolio turnover rate	38%	50%	97%	44%	46%
	Year ended December 31,
UBS Small-Cap Equity Relationship Fund	2007	2006	2005	2004	2003
Net asset value, beginning of year	$46.9568	$41.0610	$39.3024	$32.9924	$23.9103

Income (loss) from investment operations:
Net investment income(1)	0.7007	0.5946	0.5270	0.4745	0.4642
Net realized and unrealized gain (loss)	(0.8422)	5.3012	1.2316	5.8355	8.6179

Total income (loss) from investment operations	(0.1415)	5.8958	1.7586	6.3100	9.0821

Net asset value, end of year	$46.8153	$46.9568	$41.0610	$39.3024	$32.9924

Total investment return(2)	(0.31)%	14.36%	4.48%	19.13%	37.98%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$526,732	$542,694	$486,945	$349,900	$287,971
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0800%	0.1037%	0.0547%	0.0705%	0.0682%
After expense reimbursement and earnings credits	0.0800%	0.0995%	0.0375%	0.0375%	0.0375%
Ratio of net investment income to average net assets	1.41%	1.37%	1.35%	1.36%	1.68%
Portfolio turnover rate	110%	95%	63%	58%	62%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

170	See accompanying notes to financial statements.

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,		Period ended December 31, 2005(4)
UBS U.S. Equity Alpha Relationship Fund	2007	2006
Net asset value, beginning of period	$12.4603	$10.5373	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.2311	0.1839	0.0391
Net realized and unrealized gain (loss)	(0.0050)	1.7391	0.4982

Total income from investment operations	0.2261	1.9230	0.5373

Net asset value, end of period	$12.6864	$12.4603	$10.5373

Total investment return(2)	1.82%	18.26%	5.37%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$814,560	$737,046	$198,022
Ratio of expenses to average net assets:
Before interest and dividend expense for securities sold short	0.0792%	0.1365%	0.2230	%(3)
After interest and dividend expense for securities sold short	0.4551%	0.5639%	1.6836	%(3)
Ratio of net investment income to average net assets	1.78%	1.63%	1.36	%(3)
Portfolio turnover rate	58%	63%	36%
	Year ended December 31,
UBS U.S. Large Cap Equity Relationship Fund	2007	2006	2005		2004	2003
Net asset value, beginning of year	$20.7048	$17.9505	$16.3164		$14.2420	$10.8884

Income from investment operations:
Net investment income(1)	0.3938	0.3192	0.2885		0.2845	0.2126
Net realized and unrealized gain	0.0107	2.4351	1.3456		1.7899	3.1410

Total income from investment operations	0.4045	2.7543	1.6341		2.0744	3.3536

Net asset value, end of year	$21.1093	$20.7048	$17.9505		$16.3164	$14.2420

Total investment return(2)	1.95%	15.35%	10.02%		14.57%	30.80%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$467,332	$453,423	$626,253		$111,397	$65,756
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0871%	0.0997%	0.0752%		0.1236%	0.1231%
After expense reimbursement and earnings credits	0.0871%	0.0987%	0.0475%		0.0475%	0.0475%
Ratio of net investment income to average net assets	1.82%	1.71%	1.71%		1.94%	1.84%
Portfolio turnover rate	39%	88%	85%		52%	46%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period September 20, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	171

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,		Period ended, December 31 2005(4)
UBS U.S. Large Cap Growth Equity Relationship Fund	2007	2006
Net asset value, beginning of period	$10.9358	$10.3549	$10.0000

Income from investment operations:
Net investment income(1)	0.1110	0.1053	0.0120
Net realized and unrealized gain	1.8272	0.4756	0.3429

Total income from investment operations	1.9382	0.5809	0.3549

Net asset value, end of period	$12.8740	$10.9358	$10.3549

Total investment return(2)	17.72%	5.61%	3.55%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$421,703	$195,945	$76,895
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0903%	0.1207%	0.3462	%(3)
After expense reimbursement and earnings credits	0.0903%	0.1200%	0.1200	%(3)
Ratio of net investment income to average net assets	0.92%	1.02%	0.78	%(3)
Portfolio turnover rate	84%	81%	10%
	Year ended December 31,
UBS U.S. Large-Cap Value Equity Relationship Fund	2007	2006	2005		2004	2003
Net asset value, beginning of year	$21.5868	$18.0696	$16.2998		$14.1723	$10.7950

Income (loss) from investment operations:
Net investment income(1)	0.5034	0.4144	0.3644		0.3054	0.2736
Net realized and unrealized gain (loss)	(0.2337)	3.1028	1.4054		1.8221	3.1037

Total income from investment operations	0.2697	3.5172	1.7698		2.1275	3.3773

Net asset value, end of year	$21.8565	$21.5868	$18.0696		$16.2998	$14.1723

Total investment return(2)	1.25%	19.47%	10.86%		15.01%	31.29%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$111,771	$122,239	$114,546		$110,090	$108,536
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1326%	0.1214%	0.0961%		0.1222%	0.0847%
After expense reimbursement and earnings credits	0.1200%	0.1021%	0.0475%		0.0475%	0.0475%
Ratio of net investment income to average net assets	2.23%	2.13%	2.17%		2.07%	2.30%
Portfolio turnover rate	21%	23%	35%		42%	26%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period November 7, 2005 (commencement of operations) to December 31, 2005.

172	See accompanying notes to financial statements.

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

UBS U.S. Smaller Cap Equity Completion Relationship Fund	Period ended December 31, 2007(3)
Net asset value, beginning of period	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.0990
Net realized and unrealized (loss)	(0.0289)

Total income from investment operations	0.0701

Net asset value, end of period	$10.0701

Total investment return(2)	0.70%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$2,215
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	8.9305	%(4)
After expense reimbursement and earnings credits	0.1200	%(4)
Ratio of net investment income to average net assets	1.19	%(4)
Portfolio turnover rate	25%
	Year ended December 31,			Period ended December 31, 2005(5)
UBS Absolute Return Investment Grade Bond Relationship Fund	2007		2006
Net asset value, beginning of period	$10.6604		$10.0257	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.3840		0.5731	0.0301
Net realized and unrealized gain (loss)	(1.1641)		0.0616	(0.0044)

Total income (loss) from investment operations	(0.7801)		0.6347	0.0257

Net asset value, end of period	$9.8803		$10.6604	$10.0257

Total investment return(2)	(7.32)%		6.34%	0.26%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$394,704		$103,371	$40,103
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0788%		0.2095%	1.3698	%(4)
After expense reimbursement and earnings credits	0.0788%		0.1000%	0.1000	%(4)
Ratio of net investment income to average net assets	3.80%		5.51%	4.39	%(4)
Portfolio turnover rate	66%		34%	0.29%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	For the period March 15, 2007 (commencement of operations) to December 31, 2007.
(4)	Annualized.
(5)	For the period December 6, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	173

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,				Period ended December 31, 2003(4)
UBS Corporate Bond Relationship Fund	2007	2006	2005	2004
Net asset value, beginning of period	$11.7609	$11.1079	$10.9528	$10.3252	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.7432	0.6463	0.5503	0.5067	0.1397
Net realized and unrealized gain (loss)	(0.3616)	0.0067	(0.3952)	0.1209	0.1855

Total income from investment operations	0.3816	0.6530	0.1551	0.6276	0.3252

Net asset value, end of period	$12.1425	$11.7609	$11.1079	$10.9528	$10.3252

Total investment return(2)	3.25%	5.88%	1.42%	6.08%	3.25%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$680,169	$447,861	$365,675	$289,782	$250,099
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0685%	0.1000%	0.1000%	0.1000%	0.0798	%(3)
After expense reimbursement and earnings credits	0.0685%	0.1000%	0.1000%	0.1000%	0.0798	%(3)
Ratio of net investment income to average net assets	6.21%	5.71%	4.99%	4.80%	4.64	%(3)
Portfolio turnover rate	56%	39%	39%	45%	4%
	Year ended December 31,
UBS High Yield Relationship Fund	2007	2006	2005	2004	2003
Net asset value, beginning of year	$21.1527	$19.0710	$18.7745	$16.6064	$13.4775

Income (loss) from investment operations:
Net investment income(1)	1.5451	1.7459	1.6062	1.5397	1.4440
Net realized and unrealized gain (loss)	(0.9529)	0.3358	(1.3097)	0.6284	1.6849

Total income from investment operations	0.5922	2.0817	0.2965	2.1681	3.1289

Net asset value, end of year	$21.7449	$21.1527	$19.0710	$18.7745	$16.6064

Total investment return(2)	2.77%	10.92%	1.58%	13.06%	23.22%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$396,880	$127,319	$103,625	$141,458	$177,359
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0869%	0.1361%	0.0924%	0.1117%	0.0729%
After expense reimbursement and earnings credits	0.0869%	0.1162%	0.0375%	0.0375%	0.0375%
Ratio of net investment income to average net assets	7.12%	8.68%	8.55%	8.88%	9.61%
Portfolio turnover rate	70%	43%	122%	109%	94%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period September 15, 2003 (commencement of operations) to December 31, 2003.

174	See accompanying notes to financial statements.

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

UBS Opportunistic Emerging Markets Debt Relationship Fund	Year ended December 31, 2007	Period ended December 31, 2006(4)
Net asset value, beginning of period	$10.9901	$10.0000

Income from investment operations:
Net investment income(1)	0.8397	0.4086
Net realized and unrealized gain	0.1440	0.5815

Total income from investment operations	0.9837	0.9901

Net asset value, end of period	$11.9738	$10.9901

Total investment return(2)	8.92%	9.90%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$95,608	$64,776
Ratio of expenses to average net assets	0.3077%	0.4999	%(3)
Ratio of net investment income to average net assets	7.18%	6.72	%(3)
Portfolio turnover rate	65%	68%
	Year ended December 31,
UBS Opportunistic High Yield Relationship Fund	2007	2006		2005	2004(5)		2003(5)
Net asset value, beginning of period	$13.3189	$11.9862		$11.6940	$10.9244		$10.1256

Income (loss) from investment operations:
Net investment income(1)	0.9659	1.0670		1.0052	0.9596		0.3429
Net realized and unrealized gain (loss)	(1.2472)	0.2657		(0.7130)	(0.1900)		0.4559

Total income (loss) from investment operations	(0.2813)	1.3327		0.2922	0.7696		0.7988

Net asset value, end of period	$13.0376	$13.3189		$11.9862	$11.6940		$10.9244

Total investment return(2)	(2.11)%	11.12%		2.50%	7.04%		7.89%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$170,773	$202,096		$144,832	$67,184		$—	(6)
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1282%	0.1378%		0.1375%	0.1370	%(3)	0.1520	%(3)
After expense reimbursement and earnings credits	0.1282%	0.1376%		0.1375%	0.1370	%(3)	0.1375	%(3)
Ratio of net investment income to average net assets	7.22%	8.44%		8.52%	8.59	%(3)	9.42	%(3)
Portfolio turnover rate	70%	79%		32%	22%		84%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period May 31, 2006 (commencement of operations) to December 31, 2006.
(5)

Inception date of UBS Opportunistic High Yield Relationship Fund is September 4, 2002. The Fund was inactive from May 21, 2003 to April 4, 2004. The inception return of the Fund is calculated as of April 5, 2004, the date the Fund re-commenced investment operations.

(6)	Net assets are less than $1,000.

See accompanying notes to financial statements.	175

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS U.S. Bond Relationship Fund	2007	2006	2005	2004	2003
Net asset value, beginning of year	$15.3952	$14.6942	$14.3144	$13.6737	$13.0522

Income (loss) from investment operations:
Net investment income(1)	0.8394	0.7446	0.6503	0.6141	0.6022
Net realized and unrealized gain (loss)	(0.3753)	(0.0436)	(0.2705)	0.0266	0.0193

Total income from investment operations	0.4641	0.7010	0.3798	0.6407	0.6215

Net asset value, end of year	$15.8593	$15.3952	$14.6942	$14.3144	$13.6737

Total investment return(2)	3.01%	4.77%	2.65%	4.69%	4.76%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$75,716	$84,929	$83,074	$96,611	$86,070
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1906%	0.1401%	0.1132%	0.1535%	0.1119%
After expense reimbursement and earnings credits	0.1000%	0.0865%	0.0475%	0.0475%	0.0475%
Ratio of net investment income to average net assets	5.35%	4.99%	4.49%	4.40%	4.50%
Portfolio turnover rate	228%	179%	205%	182%	144%
	Year ended December 31,
UBS U.S. Cash Management Prime Relationship Fund	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income from investment operations:
Net investment income(1)	0.0522	0.0501	0.0324	0.0140	0.0126
Distributions:
Net investment income	(0.0522)	(0.0501)	(0.0324)	(0.0140)	(0.0126)

Net asset value, end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total investment return(2)	5.34%	5.13%	3.29%	1.41%	1.23%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$736,044	$607,583	$962,999	$540,178	$247,719
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0264%	0.0256%	0.0124%	0.0334%	0.0200%
After expense reimbursement and earnings credits	0.0100%	0.0100%	0.0100%	0.0100%	0.0100%
Ratio of net investment income to average net assets	5.21%	4.96%	3.38%	1.52%	1.26%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares or distributions paid.

176	See accompanying notes to financial statements.

UBS Relationship Fund — Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS U.S. Securitized Mortgage Relationship Fund	2007		2006	2005	2004	2003
Net asset value, beginning of year	$12.6044		$11.9618	$11.7333	$11.3193	$10.9469

Income (loss) from investment operations:
Net investment income(1)	0.7130		0.6590	0.5421	0.4750	0.4435
Net realized and unrealized (loss)	(1.1158)		(0.0164)	(0.3136)	(0.0610)	(0.0711)

Total income (loss) from investment operations	(0.4028)		0.6426	0.2285	0.4140	0.3724

Net asset value, end of year	$12.2016		$12.6044	$11.9618	$11.7333	$11.3193

Total investment return(2)	(3.22)%		5.38%	1.95%	3.66%	3.40%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$2,437,940		$1,678,309	$1,281,785	$976,592	$701,361
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0640%		0.1295%	0.1244%	0.1277%	0.0600%
After expense reimbursement and earnings credits	0.0640%		0.1295%	0.1244%	0.1277%	0.0600%
Ratio of net investment income to average net assets	5.65%		5.39%	4.57%	4.13%	3.99%
Portfolio turnover rate	62%		54%	64%	69%	72%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	Period ended December 31, 2007(3)
Net asset value, beginning of period	$10.0000

Income from investment operations:
Net investment income(1)	0.1763
Net realized and unrealized gain	0.5927

Total income from investment operations	0.7690

Net asset value, end of period	$10.7690

Total investment return(2)	7.69%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$5,385
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	4.7333	%(4)
After expense reimbursement and earnings credits	0.0475	%(4)
Ratio of net investment income to average net assets	3.92	%(4)
Portfolio turnover rate	31	%(4)

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	For the period July 26, 2007 (commencement of operations) to December 31, 2007.
(4)	Annualized.

See accompanying notes to financial statements.	177

UBS Relationship Funds—Notes to financial statements

1.	Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate Portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund, UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund, UBS U.S. Smaller Cap Equity Completion Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund which are diversified. The twenty series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS U.S. Smaller Cap Equity Completion Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A.    Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that

178

UBS Relationship Funds—Notes to financial statements

have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of operations for a fiscal period.

B.    Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Portfolio of investments.

C.    Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on

179

UBS Relationship Funds—Notes to financial statements

investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.    Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

E.    Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consumption of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.    Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

180

UBS Relationship Funds—Notes to financial statements

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

G.    Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

181

UBS Relationship Funds—Notes to financial statements

At December 31, 2007, UBS Global Securities Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund and UBS U.S. Bond Relationship Fund had outstanding interest rate swap agreements with the following terms:

UBS Global Securities Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund	Value
Goldman Sachs International	USD	90,000,000	09/16/09	4.7025	%(1)	4.9475%	$2,615,505

(1)	Rate based on 3 month LIBOR (USD BBA)
BBA	British Banking Association

Currency type abbreviation:

USD	United States Dollar

UBS Absolute Return Investment Grade Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Citigroup	USD	58,000,000	04/23/08	—	(1)	4.5625%		$(7,233)
Deutsche Bank AG	USD	183,000,000	01/07/08	4.7025	%(2)	5.4825		113,981
Deutsche Bank AG	USD	130,000,000	01/10/08	4.7025	(2)	5.3600		35,460
Deutsche Bank AG	USD	90,000,000	02/05/08	5.5150		4.7025	(2)	(54,375)
Deutsche Bank AG	USD	91,000,000	04/02/08	—	(1)	4.8000		16,195
Deutsche Bank AG	USD	90,000,000	04/09/08	—	(1)	4.6150		(6,617)
Deutsche Bank AG	USD	89,000,000	04/09/08	—	(1)	4.5700		(16,539)
Deutsche Bank AG	USD	89,000,000	04/23/08	—	(1)	4.6900		17,173
Goldman Sachs International	USD	90,000,000	02/05/08	4.7025	(2)	5.1175		54,948
JPMorgan Chase Bank	USD	108,000,000	06/12/11	—	(1)	5.6100		2,882,274
JPMorgan Chase Bank	USD	65,000,000	10/01/12	4.0000	(3)	4.7025	(2)	538,668
JPMorgan Chase Bank	USD	65,000,000	09/04/12	4.0000	(3)	4.7025	(2)	550,280
JPMorgan Chase Bank	USD	26,000,000	06/12/19	5.8475		—	(1)	(1,872,641)
Lehman Brothers	USD	1,475,000	03/20/28	3.7400		—	(4)	3,780
Lehman Brothers	USD	1,475,000	03/20/28	—	(5)	4.2000		(17,340)
Lehman Brothers	USD	1,475,000	03/27/28	3.7400		—	(4)	4,009
Lehman Brothers	USD	1,475,000	03/27/28	—	(5)	4.2000		(17,562)
Merrill Lynch	USD	50,000,000	01/10/08	4.7025	(2)	5.3700		14,915
Merrill Lynch	USD	87,000,000	04/02/08	—	(1)	4.6650		(13,853)
Merrill Lynch	USD	94,000,000	04/09/08	—	(1)	4.7150		16,547
Merrill Lynch	USD	27,700,000	12/15/09	—	(1)	3.9481		98,186
Merrill Lynch	USD	7,900,000	11/15/14	4.6211		—	(1)	(110,412)

								$2,229,844

(1)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.
(2)	Rate based on 3 month LIBOR (USD BBA).
(3)	Rate based on daily Federal Funds Effective Rate.
(4)	Rate based on SIFMA Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.
(5)	Rate based on MMD Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.
BBA	British Banking Association
MMD	Municipal Market Data
SIFMA	Securities Industry and Financial Markets Association

Currency type abbreviation:

USD	United States Dollar

182

UBS Relationship Funds—Notes to financial statements

UBS U.S. Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Citigroup	USD	11,000,000	04/23/08	—	(1)	4.5625%		$(1,372)
Deutsche Bank AG	USD	43,000,000	01/07/08	4.7025	%(2)	5.4825		26,782
Deutsche Bank AG	USD	31,000,000	01/10/08	4.7025	(2)	5.3600		8,456
Deutsche Bank AG	USD	21,000,000	02/05/08	5.1150		4.7025	(2)	(12,687)
Deutsche Bank AG	USD	21,000,000	04/02/08	—	(1)	4.8000		3,737
Deutsche Bank AG	USD	20,000,000	04/09/08	—	(1)	4.5700		(3,717)
Deutsche Bank AG	USD	21,000,000	04/09/08	—	(1)	4.6150		(1,544)
Deutsche Bank AG	USD	20,000,000	04/23/08	—	(1)	4.6900		3,859
Goldman Sachs International	USD	21,000,000	02/05/08	4.7025	(2)	5.1175		12,821
Goldman Sachs International	USD	12,000,000	09/16/09	4.7025	(2)	4.9475		348,734
JPMorgan Chase Bank	USD	25,000,000	06/12/11	—	(1)	5.6100		667,193
JPMorgan Chase Bank	USD	6,000,000	06/12/19	5.8475		—	(1)	(432,147)
Lehman Brothers	USD	300,000	03/20/28	3.7400		—	(3)	769
Lehman Brothers	USD	300,000	03/20/28	—	(4)	4.2000		(3,527)
Lehman Brothers	USD	300,000	03/27/28	3.7400		—	(3)	815
Lehman Brothers	USD	300,000	03/27/28	—	(4)	4.2000		(3,572)
Merrill Lynch	USD	12,000,000	01/10/08	4.7025	(2)	5.3700		3,580
Merrill Lynch	USD	20,000,000	04/02/08	—	(1)	4.6650		(3,185)
Merrill Lynch	USD	15,000,000	04/09/08	—	(1)	4.7150		2,641
Merrill Lynch	USD	6,300,000	12/15/09	—	(1)	3.9481		22,331
Merrill Lynch	USD	1,800,000	11/15/14	4.6211		—	(1)	(25,157)

								$614,810

(1)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.
(2)	Rate based on 3 month LIBOR (USD BBA)
(3)	Rate based on SIFMA Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.
(4)	Rate based on MMD Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.
BBA	British Banking Association
MMD	Municipal Market Data
SIFMA	Securities Industry and Financial Markets Association

Currency type abbreviation:

USD	United States Dollar

At December 31, 2007, UBS Global Securities Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic High Yield Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund had outstanding credit default swap agreements with the following terms:

UBS Global Securities Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	2,200,000	08/25/37	—	(1)	0.0900	%(2)	$(535,587)
Deutsche Bank AG	USD	1,400,000	12/13/49	—	(3)	0.2700	(2)	(216,849)
Goldman Sachs International	USD	450,000	12/13/49	—	(3)	0.2700	(2)	(69,701)
Merrill Lynch	USD	1,350,000	08/25/37	—	(1)	0.0900	(2)	(328,656)
Merrill Lynch	USD	2,300,000	12/13/49	—	(3)	0.2700	(2)	(356,252)

								$(1,507,045)

(1)

Payments to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-AAA 07-1 Index.

(2)	Payments received are based on the notional amount.
(3)

Payments to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AA 3 Index.

Currency type abbreviation:

USD	United States Dollar

183

UBS Relationship Funds—Notes to financial statements

UBS Absolute Return Investment Grade Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	2,675,000	08/25/37	—	(1)	0.0900	%(2)	$(651,225)
Deutsche Bank AG	USD	2,250,000	12/13/49	—	(3)	0.2700	(2)	(348,508)
Goldman Sachs International	USD	2,000,000	03/20/13	1.3800	%(2)	—	(4)	(9,938)
JPMorgan Chase Bank	USD	2,000,000	09/20/08	—	(5)	7.4000	(2)	(305,896)
Merrill Lynch	USD	850,000	08/25/37	—	(1)	0.0900	(2)	(206,931)
Merrill Lynch	USD	4,500,000	12/13/49	—	(3)	0.2700	(2)	(697,015)

								$(2,219,513)

(1)

Payments to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-AAA 07-1 Index.

(2)	Payments made or received are based on the notional amount.
(3)

Payments to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AA 3 Index.

(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Merrill Lynch & Co., Inc. 6.000% bond, due 01/15/15.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residential Capital LLC 6.500% bond, due 04/17/13.

Currency type abbreviation:

USD	United States Dollar

UBS Corporate Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	5,000,000	03/20/13	1.4100	%(1)	—	(2)	$(888)
Goldman Sachs International	USD	3,550,000	09/20/08	—	(3)	6.0000	%(1)	(389,259)
Goldman Sachs International	USD	10,000,000	06/20/12	0.4800	(1)	—	(4)	(78,461)
Goldman Sachs International	USD	10,000,000	06/20/12	0.6200	(1)	—	(5)	345,664
Goldman Sachs International	USD	17,000,000	06/20/12	—	(6)	0.2000	(1)	(156,382)
Goldman Sachs International	USD	8,500,000	09/20/12	—	(7)	0.2200	(1)	(99,917)
Goldman Sachs International	USD	2,900,000	12/20/12	2.5200	(1)	—	(8)	81,029
Goldman Sachs International	USD	2,900,000	12/20/12	1.4500	(1)	—	(9)	3,067
Goldman Sachs International	USD	18,000,000	12/20/12	3.7500	(1)	—	(10)	766,170
Goldman Sachs International	USD	5,000,000	06/20/17	0.8600	(1)	—	(11)	(87,246)
Goldman Sachs International	USD	10,000,000	06/20/17	0.3900	(1)	—	(12)	116,956
Goldman Sachs International	USD	4,350,000	09/20/17	0.5300	(1)	—	(13)	(43,518)
Goldman Sachs International	USD	5,000,000	09/20/17	0.3700	(1)	—	(14)	94,911
JPMorgan Chase Bank	USD	3,500,000	09/20/12	—	(15)	0.6300	(1)	(167,973)
JPMorgan Chase Bank	USD	34,000,000	12/20/12	—	(16)	1.4000	(1)	(858,508)
JPMorgan Chase Bank	USD	2,500,000	09/20/08	—	(17)	3.0000	(1)	(19,079)
JPMorgan Chase Bank	USD	4,000,000	09/20/08	—	(18)	7.4000	(1)	(611,791)
Lehman Brothers	USD	2,300,000	09/20/12	0.5300	(1)	—	(19)	16,673

								$(1,088,552)

(1)	Payments made or received are based on the notional amount.
(2)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the XL Capital Ltd. 5.250% bond, due 09/15/14.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans Inc. 4.000% bond, due 03/22/11.
(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the H. J. Heinz Company 6.000% bond, due 03/15/08.
(5)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corporation 5.875% bond, due 07/15/12.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Daimler AG 6.500% bond, due 11/15/13.

184

UBS Relationship Funds—Notes to financial statements

(7)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Wellpoint Inc. 6.800% bond, due 08/01/12.
(8)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryland Group 5.375% bond, due 01/15/15.
(9)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the MDC Holdings Inc. 5.500% bond, due 05/19/13.
(10)

Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX-NA-HY 9 Index.

(11)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Alcoa Inc. 6.500% bond, due 06/01/11.
(12)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Daimler AG 6.500% bond, due 11/15/13.
(13)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Anheuser-Busch Cos Inc. 5.625% bond, due 10/01/10.
(14)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Aetna Inc. 6.625% bond, due 06/15/36.
(15)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Bear Stearns Co., Inc. 5.300% bond, due 10/30/15.
(16)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX-NA-IG-HVOL 9 Index.

(17)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the KB Home 5.750% bond, due 02/01/14.
(18)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residential Capital LLC 6.500% bond, due 04/13/13.
(19)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Exelon Corporation 6.750% bond, due 05/01/11.

Currency type abbreviation:

USD	United States Dollar

UBS High Yield Relationship Fund

Counterparty	Notional amount	Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD1,350,000	09/20/08	—	(1)	5.4000	%(2)	$(222,649)
Goldman Sachs International	USD2,200,000	09/20/08	—	(3)	6.0000	(2)	(241,231)
Goldman Sachs International	USD2,700,000	09/20/08	—	(3)	6.0000	(2)	(296,056)
Goldman Sachs International	USD6,500,000	09/20/08	—	(1)	6.6000	(2)	(1,025,301)
Goldman Sachs International	USD 49,000,000	12/20/12	3.7500	%(2)	—	(4)	2,085,686
JPMorgan Chase Bank	USD1,000,000	09/20/08	—	(1)	7.4000	(2)	(152,948)
JPMorgan Chase Bank	USD39,200,000	06/20/12	—	(5)	1.2000	(2)	(1,845,340)
Lehman Brothers	USD3,500,000	09/20/08	—	(1)	8.0000	(2)	(522,741)
Lehman Brothers	USD49,000,000	06/20/12	—	(5)	1.2000	(2)	(2,306,676)
Lehman Brothers	USD35,000,000	06/20/12	—	(6)	2.7500	(2)	(1,705,382)

							$(6,232,638)

(1)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residential Capital LLC 6.500% bond, due 04/17/13.
(2)	Payments made or received are based on the notional amount.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans Inc. 4.000% bond, due 03/22/11.
(4)	Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX-NA-HY 9 Index.
(5)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX-NA 8 Index.
(6)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX-NA-HY 8 Index.

Currency type abbreviation:

USD	United States Dollar

185

UBS Relationship Funds—Notes to financial statements

UBS Opportunistic High Yield Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	800,000	09/20/08	—	(1)	6.0000	%(2)	$(87,720)
Goldman Sachs International	USD	1,000,000	09/20/08	—	(1)	6.0000	(2)	(109,651)
Goldman Sachs International	USD	1,000,000	09/20/08	—	(3)	5.0000	(2)	(167,320)
Goldman Sachs International	USD	4,000,000	09/20/08	—	(3)	6.6000	(2)	(630,955)
Goldman Sachs International	USD	52,000,000	12/20/12	3.7500	%(2)	—	(4)	2,213,381
JPMorgan Chase Bank	USD	1,850,000	09/20/08	—	(5)	3.0000	(2)	(14,118)
JPMorgan Chase Bank	USD	11,000,000	09/20/08	—	(3)	7.4000	(2)	(1,682,426)

								$(478,809)

(1)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans Inc. 4.000% bond, due 03/22/11.
(2)	Payments made or received are based on the notional amount.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residential Capital LLC 6.500% bond, due 04/17/13.
(4)

Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX-NA-HY 9 Index.

(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the KB Home 5.750% bond, due 02/01/14.

Currency type abbreviation:

USD	United States Dollar

UBS U.S. Securitized Mortgage Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	50,750,000	08/25/37	—	(1)	0.0900	%(2)	$(12,355,015)
Deutsche Bank AG	USD	26,250,000	12/13/49	—	(3)	0.2700	(2)	(4,065,919)
Goldman Sachs International	USD	25,000,000	12/13/49	—	(3)	0.2700	(2)	(3,872,304)
Goldman Sachs International	USD	58,400,000	12/13/49	—	(3)	0.2700	(2)	(9,045,703)
Goldman Sachs International	USD	20,000,000	10/12/52	—	(4)	1.3400	(2)	(4,248,942)
Merrill Lynch	USD	37,500,000	08/25/37	—	(1)	0.0900	(2)	(9,129,322)
Merrill Lynch	USD	39,000,000	12/13/49	—	(3)	0.2700	(2)	(6,040,795)

								$(48,758,000)

(1)

Payments to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-AAA 07-1 Index.

(2)	Payments received are based on the notional amount.
(3)

Payments to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AA 3 Index.

(4)

Payments to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-BBB 3 Index.

Currency type abbreviation:

USD	United States Dollar

At December 31, 2007, UBS Opportunistic Emerging Markets Debt Relationship Fund had outstanding total return swap agreements with the following terms:

UBS Opportunistic Emerging Markets Debt Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Morgan Stanley & Co.	KZT	219,992,500	02/08/08	$1,749,652	(1)	—	(2)	$1,935,303
Credit Suisse International	RUB	39,000,000	03/03/08	1,496,824	(3)	—	(4)	1,605,768

(Upfront payments made by the Fund of $3,246,476)								$3,541,071

186

UBS Relationship Funds—Notes to financial statements

(1)	Payment made 02/26/07 to fully fund the swap.
(2)	Payment is equal to the total return of the JSC Alliance Bank 9.000% bond, due 02/08/08.
(3)	Payment made 08/25/07 to fully fund the swap.
(4)	Payment is equal to the total return of the Russian Standard Bank 8.250% bond, due 03/03/08.

Currency type abbreviations:

KZT	Kazakhstan Tenge
RUB	Russian Rubles

H.    Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended December 31, 2007 for UBS Absolute Return Investment Grade Bond Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2006	739	$52,944
Options written	8,820	1,276,088
Options terminated in closing purchase transactions	(1,288)	(88,894)
Options expired prior to exercise	(6,630)	(630,311)

Options outstanding at December 31, 2007	1,641	$609,827

Written option activity for the year ended December 31, 2007 for UBS U.S. Bond Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2006	734	$58,480
Options written	2,137	282,002
Options terminated in closing purchase transactions	(871)	(70,824)
Options expired prior to exercise	(1,625)	(129,472)

Options outstanding at December 31, 2007	375	$140,186

187

UBS Relationship Funds—Notes to financial statements

I.    Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

J.    Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Equity Alpha is charged a securities loan fee equal to 0.40% of short market value in connection with short sale transactions.

K.    Dividends and distributions: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

L.    Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

188

UBS Relationship Funds—Notes to financial statements

M.    Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund and UBS U.S. Large-Cap Value Equity Relationship Fund.

These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2007, the following Funds recorded recaptured commissions which are reflected on the Statements of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Securities Relationship Fund	$146,630
UBS Small-Cap Equity Relationship Fund	233,873
UBS U.S. Equity Alpha Relationship Fund	88,058
UBS U.S. Large Cap Equity Relationship Fund	32,773
UBS U.S. Large-Cap Value Equity Relationship Fund	4,525

N.    Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $7,911,626 and $1,267,329 for the years ended December 31, 2007 and December 31, 2006, respectively.

O.    Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

2.	Investment advisory and administration fees and other transactions with affiliates:

UBS Global Asset Management (Americas) Inc. (the “Advisor”), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Completion Relationship Fund	0.5000
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.1600
UBS International Equity Relationship Fund	0.1500

189

UBS Relationship Funds—Notes to financial statements

UBS Small-Cap Equity Relationship Fund	0.1200%
UBS U.S. Equity Alpha Relationship Fund	0.4000
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS U.S. Large-Cap Value Equity Relationship Fund	0.1200
UBS U.S. Smaller Cap Equity Completion Relationship Fund	0.1200
UBS Absolute Return Investment Grade Bond Relationship Fund	0.1000
UBS Corporate Bond Relationship Fund	0.1000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Opportunistic High Yield Relationship Fund	0.1400
UBS U.S. Bond Relationship Fund	0.1000
UBS U.S. Cash Management Prime Relationship Fund	0.0100
UBS U.S. Securitized Mortgage Relationship Fund	0.1400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.0475

At December 31, 2007, the Advisor owed certain Funds for expense reimbursements as follows:

Fund
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	$113,808
UBS International Equity Relationship Fund	106,681
UBS Small-Cap Equity Relationship Fund	92
UBS U.S. Large Cap Growth Equity Relationship Fund	1,057
UBS U.S. Large-Cap Value Equity Relationship Fund	22,832
UBS U.S. Smaller Cap Equity Completion Relationship Fund	161,334
UBS Absolute Return Investment Grade Bond Relationship Fund	12,130
UBS U.S. Bond Relationship Fund	81,496
UBS U.S. Cash Management Relationship Fund	200,358
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	103,259

During the period ended December 31, 2007, the Advisor did not pay any Funds for expense reimbursements.

Effective May 1, 2007, each Fund pays an administration fee to J.P. Morgan Investor Services Co. that is computed daily and paid monthly at an annual rate of $90,000. Prior to May 1, 2007 each Fund paid an administration fee to J.P. Morgan Investor Services Co., that was computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund, to the extent the Fund’s expenses did not exceed the expense cap.

190

UBS Relationship Funds—Notes to financial statements

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Amounts relating to those investments for the year ended December 31, 2007 are summarized as follows:

UBS Global Securities Relationship Fund

Affiliated investment companies	Value 12/31/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07	% of net assets
UBS Emerging Markets Equity Relationship Fund	$129,156,543	$—	$135,800,000	$75,596,541	$(34,750,678)	$34,202,406	1.10%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	—	4,500,000	—	—	(23,220)	4,476,780	0.14%
UBS Small-Cap Equity Relationship Fund	83,961,743	—	—	—	(253,011)	83,708,732	2.69%
UBS Corporate Bond Relationship Fund	53,858,371	47,750,000	10,500,000	809,046	1,626,001	93,543,418	3.00%
UBS High Yield Relationship Fund	26,337,372	60,000,000	—	—	2,350,727	88,688,099	2.85%
UBS U.S. Securitized Mortgage Relationship Fund	104,292,392	179,475,000	27,850,000	1,407,909	(10,377,187)	246,948,114	7.93%

	$397,606,421	$291,725,000	$174,150,000	$77,813,496	$(41,427,368)	$551,567,549	17.71%

UBS International Equity Relationship Fund

Affiliated investment company	Value 12/31/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07	% of net assets
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	$—	$9,000,000	$8,422,473	$194,959	$(3,983)	$768,503	0.97%

UBS Absolute Return Investment Grade Bond Relationship Fund

Affiliated investment company	Value 12/31/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07	% of net assets
UBS U.S. Securitized Mortgage Relationship Fund	$—	$92,000,000	$—	$—	$(4,044,213)	$87,955,787	22.28%

191

UBS Relationship Funds—Notes to financial statements

The Funds may invest in shares of the UBS Supplementary Trust — U.S. Cash Management Prime Fund (“Supplementary Trust”). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income or as securities lending — net in the Statements of operations. Amounts relating to those investments at December 31, 2007 and for the year then ended were as follows:

UBS Supplementary Trust—U.S. Cash Management Prime Fund (“Supplementary Trust”)

Fund	Value 12/31/06	Purchases	Sales proceeds	Net income earned	Value 12/31/07	% of net assets
UBS Global Securities Relationship Fund	$146,987,238	$776,566,802	$780,409,477	$4,485,081	$143,144,563	4.60%
UBS Emerging Markets Equity Relationship Fund	10,746,576	322,942,100	330,990,337	386,706	2,698,339	0.95%
UBS International Equity Relationship Fund	7,368,914	85147600	91,736,440	194,200	780,074	0.98%
UBS Small-Cap Equity Relationship Fund	28,460,460	285,454,712	187,430,324	1,775,770	126,484,848	24.01%
UBS U.S. Large Cap Equity Relationship Fund	14,538,298	89,743,970	86,576,844	628,144	17,705,424	3.79%
UBS U.S. Large Cap Growth Equity Relationship Fund	—	27,964,723	—	26,574	27,964,723	6.63%
UBS U.S. Large-Cap Value Equity Relationship Fund	2,968,928	21,522,262	22,375,290	185,470	2,115,900	1.89%
UBS Corporate Bond Relationship Fund	2,824,548	292,981,544	283,348,075	523,153	12,458,017	1.83%
UBS High Yield Relationship Fund	4,860,278	420,600,213	410,504,784	1,296,678	14,955,707	3.77%
UBS Opportunistic High Yield Relationship Fund	9,029,678	159,069,187	161,286,909	549,126	6,811,956	3.99%
UBS U.S. Bond Relationship Fund	900,629	44,070,285	43,150,619	153,657	1,820,295	2.40%
UBS U.S. Cash Management Prime Relationship Fund	607,594,929	3,256,333,702	3,128,010,339	38,758,375	735,918,292	99.98%
UBS U.S. Securitized Mortgage Relationship Fund	30,455,522	1,770,653,191	1,698,325,762	5,914,855	102,782,951	4.21%

192

UBS Relationship Funds—Notes to financial statements

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments at December 31, 2007 and for the year then ended were as follows:

U.S. Cash Management Prime Relationship Fund (“Cash Prime”)

Fund	Value 12/31/06	Purchases	Sales proceeds	Interest Income	Value 12/31/07	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$631,566	$36,262,053	$36,161,433	$45,671	$732,186	0.47%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	—	761,303	736,683	5,287	24,620	0.06%
UBS U.S. Equity Alpha Relationship Fund	10,157,478	183,771,302	185,053,845	291,291	8,874,935	1.09%
UBS U.S. Large Cap Growth Equity Relationship Fund	952,254	60,025,320	53,778,248	169,566	7,199,326	1.71%
UBS U.S. Smaller Cap Equity Completion Relationship Fund	—	293,381	248,797	1,090	44,584	2.01%
UBS Absolute Return Investment Grade Bond Relationship Fund	2,640,230	423,503,780	342,646,168	3,430,476	83,497,842	21.15%
UBS Opportunistic Emerging Markets Debt Relationship Fund	11,008,208	104,527,260	109,635,806	395,765	5,899,662	6.17%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	—	5,204,587	5,152,470	5,343	52,117	0.97%

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2007, were as follows:

Fund	UBS AG
UBS Global Securities Relationship Fund	$10,193
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	1,896
UBS Small-Cap Equity Relationship Fund	63,908
UBS U.S. Equity Alpha Relationship Fund	13,091
UBS U.S. Large Cap Equity Relationship Fund	5,856
UBS U.S. Large Cap Growth Equity Relationship Fund	18,264
UBS U.S. Large-Cap Value Equity Relationship Fund	347
UBS U.S. Smaller Cap Equity Completion Relationship Fund	288

3.	Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Small-Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’

193

UBS Relationship Funds—Notes to financial statements

custodian acting as the Funds’ lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Portfolios of investments. In addition, the UBS Global Securities Relationship Fund received US Government Agency securities as collateral amounting to $104,690,537, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2007, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Securities Relationship Fund	$201,169,393	$205,882,801	$101,192,264
UBS Small-Cap Equity Relationship Fund	98,607,982	102,795,445	102,795,445
UBS U.S. Large Cap Growth Equity Relationship Fund	27,697,624	27,964,723	27,964,723

4.	Purchases and sales of securities

For the year ended December 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$2,012,800,876	$1,871,659,020
UBS Emerging Markets Equity Completion Relationship Fund	107,537,496	48,086,682
UBS Emerging Markets Equity Relationship Fund	393,662,945	1,314,811,001
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	50,673,279	8,562,756
UBS International Equity Relationship Fund	242,618,862	1,139,758,040
UBS Small-Cap Equity Relationship Fund	590,927,974	587,579,977
UBS U.S. Equity Alpha Relationship Fund	799,619,474	710,165,310
UBS U.S. Large Cap Equity Relationship Fund	191,229,710	177,717,548
UBS U.S. Large Cap Growth Equity Relationship Fund	460,711,364	298,570,200
UBS U.S. Large-Cap Value Equity Relationship Fund	25,291,425	33,359,586
UBS U.S. Smaller Cap Equity Completion Relationship Fund	2,707,667	561,394
UBS Absolute Return Investment Grade Bond Relationship Fund	228,569,881	100,396,487
UBS Corporate Bond Relationship Fund	474,082,798	234,982,091
UBS High Yield Relationship Fund	209,613,802	66,891,101
UBS Opportunistic Emerging Markets Debt Relationship Fund	75,775,078	39,887,797
UBS Opportunistic High Yield Relationship Fund	117,661,519	131,917,512
UBS U.S. Bond Relationship Fund	63,766,629	62,625,829
UBS U.S. Securitized Mortgage Relationship Fund	2,187,471,107	1,241,123,725

For the year ended December 31, 2007, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$980,959,621	$976,247,938
UBS Corporate Bond Relationship Fund	58,707,725	59,881,500
UBS High Yield Relationship Fund	88,979,815	50,246,323
UBS U.S. Bond Relationship Fund	121,056,518	128,667,987
UBS U.S. Securitized Mortgage Relationship Fund	—	12,750,455
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	6,561,086	1,588,109

5.	Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets are reported at the investor level; therefore, the Statements of assets and liabilities do not present the components of net assets.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset values of the Funds.

194

UBS Relationship Funds—Notes to financial statements

As of and during the period ended December 31, 2007, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Funds for the year ended December 31, 2007.

6.	Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

7.	Transfers in-kind

Certain shareholders of a Fund may redeem shares and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. For the year ended December 31, 2007, there were no transactions in-kind. For the year ended December 31, 2006, cash and portfolio securities (including accrued interest) were transferred on the dates, at the values listed, and losses for book purposes which resulted from the redemptions in-kind are listed below:

Fund	Date	Value	Realized (loss)
UBS Corporate Bond Relationship Fund	03/30/06	$64,400,000	$(2,928,694)
UBS Opportunistic High Yield Relationship Fund	03/30/06	20,322,714	(66,834)

195

UBS Relationship Funds—Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS U.S. Smaller Cap Equity Completion Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) (collectively the “Funds”), including the schedules of investments, as of December 31, 2007, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the UBS Relationship Funds at December 31, 2007, and the results of their operations, changes in their net assets, and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2008

196

UBS Relationship Funds – General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

197

Trustee & Officer information (unaudited)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-Interested Trustees:

Name, address, and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Walter E. Auch; 86 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 2002	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (22 portfolios); Legg Mason Partners Fund Complex (23 portfolios); Nicholas Applegate Institutional Funds (14 portfolios); and Chairman of the Board of Sound Surgical Technologies.

Adela Cepeda; 49 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (8 portfolios) and director of Amalgamated Bank.

Frank K. Reilly; 72 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is a Professor at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank.

Edward M. Roob; 73 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

J. Mikesell Thomas, 56 Federal Home Loan Bank of Chicago 111 East Wacker Drive Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is President and CEO of Federal Home Loan Bank of Chicago (since 2004). Mr. Thomas was an independent financial advisor (2001–2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

198

Trustee & Officer information (unaudited)

Officers:

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2001) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**, 50	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

199

Trustee & Officer information (unaudited)

Officers: (continued)

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*, 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

200

Trustee & Officer information (unaudited)

Officers: (concluded)

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*, 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp. - UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 106 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606

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202

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.	Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $626,100 and $619,650, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $27,500 and $43,500 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2007 and 2006 semiannual financial statements, and agreed upon procedures review for 2006 and 2007.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $161,500 and $140,892, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2007 and December 31, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant’s operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee’s consideration of non-audit services by the registrant’s auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant’s auditors to the registrant’s investment adviser or any entity that it controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by E&Y of $1,792,939 and $2,213,034 respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$189,000	$184,392
Non-Covered Services	$1,603,939	$2,028,642

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the UBS Relationship Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007233)(SEC File No. 811-09036).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 7, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	March 7, 2008